UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23207

Brinker Capital Destinations Trust

(Exact name of registrant as specified in charter)

1055 Westlakes Drive, Suite 250

Berwyn, PA 19312

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (610) 407-5500

Date of fiscal year end: February 28

Date of reporting period: February 28, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

February 28, 2018

Destinations Large Cap Equity Fund (DLCFX)

Destinations Small-Mid Cap Equity Fund (DSMFX)

Destinations International Equity Fund (DIEFX)

Destinations Equity Income Fund (DGEFX)

Destinations Real Assets Fund (DRAFX)

Destinations Core Fixed Income Fund (DCFFX)

Destinations Low Duration Fixed Income Fund (DLDFX)

Destinations Global Fixed Income Opportunities Fund (DGFFX)

Destinations Municipal Fixed Income Fund (DMFFX)

Destinations Multi Strategy Alternatives Fund (DMSFX)

www.destinationsfunds.com // 877.771.7979

Shareholder Letter

Dear Shareholder,

We are pleased to provide the annual report of the Destinations Funds for the twelve-month reporting period for the fiscal year ended February 28, 2018. Please refer to the investment commentary for a detailed look at prevailing economic and market conditions during the Funds’ reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices to help you while you pursue your objectives and goals. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.destinationsfunds.com. On our website, you can gain immediate access to Destinations Funds information, including:

•	Fund prices and performance,

•	Holdings,

•	Distributions, and

•	A host of fund literature and resources

We want to thank you for your continued confidence in the Destinations Funds and we look forward to helping you meet your financial goals.

Sincerely,

Jason B. Moore

President, Brinker Capital Destinations Trust

April 30, 2018

Important Disclosure:

Mutual fund investing involves risk. The value of your investment in a Fund could go down. Multi-investment management styles may lead to overlapping securities transactions and higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisers and adviser and the allocation of assets amongst them, as well as market fluctuations and industry/economic trends etc.

Investment Commentary

For twelve months fiscal year ended February 28, 2018 (the “period”), strong economic growth was evident across all major economies. The Fed made progress on interest rate normalization, implementing a total of three rate hikes with the most recent increase occurring in December. The much-anticipated reflationary fiscal policies under the Trump administration were characterized with many fits and starts but tax reform legislation was successfully passed in December, creating additional tailwinds for risk assets.

Global equities surged for the first 11 months of the period, but came to an abrupt halt in February when market volatility came roaring back and all but washed out signs of complacency that were present earlier in the year. Markets recovered quickly and ended the period well above the level they started. As we move through 2018, we expect solid fundamentals will continue to support risk assets but higher volatility than we saw previously.

The S&P 500 Index finished the period up 17.1%, with the index posting positive returns for 11 out of 12 months. Cyclicals outperformed defensive sectors by a large margin with information technology (+36.3%) largely driving returns. Consumer discretionary (+22.2%) and financials (+19.9%) also exhibited strong performance. Yield-oriented sectors, telecom (-5.0%) and utilities (-2.0%), which typically have more defensive characteristics, came under pressure as interest rates moved higher in the later part of the period. Energy (-2.8%) also experienced headwinds due in part to a rise in oil inventories adversely affecting prices. Large cap outperformed both mid cap and small cap equities, and from a style perspective growth led value.

Developed international equities, as measured by the MSCI EAFE Index, were up 20.7% for the period, outperforming domestic equities for the period. Europe, arguably behind the US in terms of recovery, experienced a significant rally during the first half of the period, benefitting from positive GDP growth and an increase in consumer confidence. Both the European Central Bank and Bank of Japan continued to maintain their dovish stance as inflation remained below their stated targets. The dispersion among global yields will likely increase as both the Eurozone and Japan central banks continue to implement easing monetary policies while the Fed is in the middle of a tightening cycle, with at least three additional rate hikes expected in 2018. Emerging markets, as measured by the MSCI Emerging Markets Index, were up 31.0% for the period. The region experienced a strong rebound, supported by strengthening fundamentals and a weaker dollar. Moving forward, the implementation of any protectionist US trade policies may heighten tensions between the US and exporting emerging markets countries, leading to more volatility in the region.

Fixed income was relatively flat over the period, with the Bloomberg Barclays US Aggregate Index gaining just 0.5%. After reaching a low in mid-September 2017, 10-year Treasury yields steadily increased ending February at a level of 2.4%. Corporate credit spreads contracted for most of the year, generating positive returns for both investment grade and high yield securities. Spreads slightly widened in February but remained at tight levels relative to historical values. Municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, were up 2.5%, outperforming taxable counterparts.

We remain positive on risk assets over the intermediate-term, although we acknowledge we are in the later innings of the bull market and the second half of the business cycle. While this cycle has been longer in duration compared to history, the recovery we have experienced has been muted, supported by the extended recovery period. While our macro outlook is biased in favor of the positives, the risks must not be ignored.

We find a number of factors supportive of the economy and markets over the near term.

•	Pro-growth policies: The Administration has delivered a new tax plan and a more benign regulatory environment. We could see additional government spending on infrastructure in 2018.
•	Synchronized global economic growth: Growth in the U.S. has started to accelerate, and growth in both developed international and emerging economies has meaningfully improved. The tax cuts could also help to boost GDP growth in 2018.

•	Improvement in earnings growth: Corporate earnings growth has accelerated, and global and corporate tax reform should further benefit U.S.-based companies.
•	Elevated business sentiment: Measures like CEO Confidence and NFIB Small Business Optimism are at elevated levels. This typically leads to additional project spending and hiring, which should boost growth. The corporate tax cut should also benefit business confidence and lead to increase capital spending.

However, risks facing the economy and markets remain, including:

•	Fed tightening: The Federal Reserve will continue to tighten monetary policy, with at least three interest rate hikes priced in for 2018. We may see an incremental shift to less accommodative monetary policy from other central banks as well.
•	Higher inflation: Current levels of inflation are muted but inflation expectations have ticked higher and the reflationary policies of the administration could further boost levels. Should inflation move higher, the Fed may be forced to shift to a more aggressive tightening stance.
•	Geopolitical risks: Geopolitical risks including protectionist trade policies and global challenges could cause short-term market volatility.

Despite the volatility experienced recently, the technical backdrop of the market remains favorable, even more so as some of the complacency has been removed. Credit conditions are still supportive, global economic growth is accelerating, and business and consumer confidence are elevated. The onset of new policies under the Trump administration and actions of central banks may lead to higher volatility, but our view on risk assets remains positive over the intermediate term. Higher volatility can lead to attractive pockets of opportunities for active managers.

Thank you for your confidence and your support as shareholders of the Destinations Funds.

Sincerely,

Jason B. Moore

President, Brinker Capital Destinations Trust

April 30, 2018

Destinations Large Cap Equity Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Destinations Large Cap Equity Fund (the “Fund”) is to provide long term capital appreciation.

Investment Strategy

The Fund will invest in the equity securities of large capitalization companies The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Index. Although most assets will typically be invested in U.S. common stocks, the Fund may invest directly in foreign stocks or indirectly through depositary receipts in keeping with the Fund’s objectives. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

For the period from inception (March 20, 2017) through the Fund’s fiscal year-end on February 28, 2018, the Fund returned 17.89%, outperforming the Russell 1000 Index, which returned 16.17% for the period. The Fund benefited from strong stock selection within the information technology sector, as well as a modest overweight to the sector, which was the top performing sector in the Russell 1000 Index over the period. Also contributing positively to the Fund’s performance was an underweight to the consumer staples sector, strong stock selection within the consumer discretionary sector, and an underweight to utilities. Detracting from the Fund’s performance was stock selection within both the industrials and healthcare sectors.

Investment Sub-advisers

BlackRock Investment Management, LLC

Seeks to provide index exposure by replicating the total return performance of the S&P 500 Index.

Columbia Management Investment Advisers, LLC

Constructs a concentrated high growth portfolio comprised of a mix of established and emerging growth companies that are gaining market share in industries that represent a larger segment of the overall economy.

Delaware Investments Fund Advisers

Constructs a concentrated deep value portfolio that seeks to capitalize on discrepancies between intrinsic value and price.

Fort Washington Investment Advisors, Inc.

Constructs a concentrated portfolio focusing on businesses with sustainable competitive advantages or high barriers to entry that are trading below intrinsic value.

T. Rowe Price Associates, Inc.

Focuses on companies with superior growth in earnings and cash flow, ability to sustain earnings momentum even during economic slowdowns, and occupation of a lucrative niche in the economy with ability to expand even during economic slowdowns.

TCW Investment Management Company, LLC

Employs a relative value strategy which focuses on undervalued stocks where the company has a fundamental catalyst or competitive advantage that will ultimately be recognized by the market.

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Large Cap Equity Fund from its inception (March 20, 2017) to February 28, 2018 as compared with the Russell 1000 Index.

Average Total Returns as of February 28, 2018

	YTD	Since Inception (3/20/2017)
Destinations Large Cap Equity	3.08%	17.89%
Russell 1000 Index	1.62%	16.19%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.95% and 0.79%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Small-Mid Cap Equity Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Destinations Small-Mid Cap Equity Fund (the “Fund”) is to provide long term capital appreciation.

Investment Strategy

The Fund will invest in the equity securities of small- and mid-capitalization companies. The Fund defines small-mid cap companies as companies whose market capitalizations typically fall within the range of either the Russell Midcap® Index or the Russell 2000® Index. The Fund may invest a portion of its assets in securities of micro-cap companies. The Fund invests in securities of companies operating in a broad range of industries. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

For the period from inception (March 20, 2017) through the Fund’s fiscal year-end on February 28, 2018, the Fund returned 10.83%, lagging the Russell Midcap Index return of 12.17%, but ahead of the 10.60% return of the Russell 2000 Index over the period. The fund’s higher allocation to smaller and micro cap securities resulted in a return closer to that of the small cap universe than the mid cap universe. The Fund benefited from strong stock selection within both the health care and information technology sectors. While the fund’s overweight in the energy sector was a detractor as the sector was the worst performing over that period, strong stock selection within energy helped to offset. Stock selection within the utilities and industrials sectors also weighed on the Fund’s relative performance.

Investment Sub-advisers

Ceredex Value Advisors LLC

Employs a disciplined and methodical bottom-up stock selection process with an emphasis on dividends, valuation and fundamentals.

Driehaus Capital Management LLC

Focuses on micro and small cap companies and identifies company-specific growth-inflation points to capitalize on behavioral dynamics of the market through the integration of fundamental, macro and behavioral analysis.

LMCG Investments, LLC

Employs a classic value approach with an emphasis on purchasing high quality companies at a discount to intrinsic value.

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Small-Mid Cap Equity Fund from its inception (March 20, 2017) to February 28, 2018 as compared with both the Russell Midcap Index and Russell 2000 Index.

Average Total Returns as of February 28, 2018

	YTD	Since Inception (3/20/2017)
Destinations Small-Mid Cap Equity	-1.35%	10.83%
Russell Midcap Index	-0.52%	12.17%
Russell 2000 Index	-1.36%	10.60%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.13% and 0.98%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations International Equity Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Destinations International Equity Fund (the “Fund”) is to provide long term capital appreciation.

Investment Strategy

The Fund will invest primarily in foreign equity securities, including emerging market and frontier market equity securities, of any capitalization. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

For the period from inception (March 20, 2017) through the Fund’s fiscal year-end on February 28, 2018, the Fund returned 17.70%, behind the MSCI All Country World Index ex USA which returned 18.75% over the period. From a sector perspective, the Fund benefited from very strong stock selection within the consumer staples sector. The healthcare sector was also a positive, both the underweight to the sector and strong stock selection. The information technology sector was a detractor for the Fund over the period, both an underweight position as the sector outperformed the broader index, as well as stock selection. From a geographical perspective, Europe was a solid positive contributor to the Fund’s performance due to both an underweight to the region, as well as very strong stock selection within the region. Stock selection within Japan was also a positive; however, stock selection within emerging Asia detracted.

Investment Sub-advisers

BAMCO, Inc.

Employs a long-term investment approach to emerging markets that seeks out appropriately capitalized open-ended growth opportunities, exceptional leadership, and sustainable competitive advantages.

MFS Investment Management

Employs a contrarian investment process that seeks companies that are undervalued compared to intrinsic value.

T. Rowe Price Associates, Inc.

Focuses on companies with the potential to achieve long term earnings growth that have a leading market position, technological leadership or proprietary advantage and seasoned management.

Wasatch Advisors, Inc.

Targets inefficient segments of international equity markets with a focus on high-quality companies that offer long duration earnings and revenue growth and are trading at a reasonable valuation.

The following chart compares the value of a hypothetical $10,000 investment in the Destinations International Equity Fund from its inception (March 20, 2017) to February 28, 2018 as compared with the MSCI All Country World Index ex USA.

Average Total Returns as of February 28, 2018

	YTD	Since Inception (3/20/2017)
Destinations International Equity	0.00%	17.70%
MSCI All Country World Index ex USA	0.62%	18.75%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.27% and 1.05%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Equity Income Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The Destinations Equity Income Fund (the “Fund”) has a primary investment objective of current income with a secondary objective of long-term capital appreciation.

Investment Strategy

The Fund will invest in dividend-paying securities of both U.S.-based and foreign companies. The Fund invests primarily in common stock, preferred stock, interests in Real Estate Investment Trusts (REITs), foreign securities, American Depositary Receipts (ADRs), equity-linked notes and derivatives that are believed to be attractively valued and to have the potential for long-term growth. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

For the period from inception (March 20, 2017) through the Fund’s fiscal year-end on February 28, 2018, the Fund returned 4.35%, behind the 16.48% return for the S&P 500 Index over the period. The Fund’s emphasis on equity income producing sectors of the equity market was a significant detractor when compared to the performance of the broad-based S&P 500 Index. Equity income oriented sectors, including consumer staples, energy, telecommunication services, utilities and real estate, were the worst performing sectors of the S&P 500 Index over the period, and significant overweights in those sectors significantly weighed on relative performance over the period. However, stock selection was a positive in the energy, telecommunication services and consumer discretionary sectors.

Investment Sub-advisers

Columbia Management Investment Advisers, LLC

Employs a contrarian investment philosophy with a focus on companies that have the potential to generate strong, sustainable free cash flow from operations, leading to dividend opportunities.

Federated Equity Management Company of Pennsylvania

Employs a bottom-up, fundamental approach with an emphasis on high-yielding, dividend growing stocks.

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Equity Income Fund from its inception (March 20, 2017) to February 28, 2018 as compared with the S&P 500 Index.

Average Total Returns as of February 28, 2018

	YTD	Since Inception (3/20/2017)
Destinations Equity Income	-4.16%	4.35%
S&P 500 Index	1.83%	16.48%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.04% and 0.88%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Real Assets Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Destinations Real Assets Fund (the “Fund”) is long term capital appreciation with some inflation protection.

Investment Strategy

The Fund will invest in “real assets” and securities that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. Real assets are defined broadly but the fund and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. The Fund may employ a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

For the period from inception (March 20, 2017) through the Fund’s fiscal year-end on February 28, 2018, the Fund returned -7.95% compared to a return of 16.42% for the MSCI World Index, a proxy for the global developed equity markets. The Fund’s emphasis on oil and gas companies through its large allocation to a natural resources strategy was the largest detractor from performance as these companies significantly underperformed global equities over this period, in particular those companies focused on natural gas. The Fund’s allocation to US real estate investment trusts was also a negative as REITs lagged global equities. On the positive side, stock selection in electric utilities benefited the Fund.

Investment Sub-advisers

SailingStone Capital Partners LLC

Employs a concentrated global all cap strategy that seeks to identify natural resources companies with “advantaged assets” managed by prudent capital allocators to create values across a commodity cycle.

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Real Assets Fund from its inception (March 20, 2017) to February 28, 2018 as compared with the MSCI World Index.

Average Total Returns as of February 28, 2018

	YTD	Since Inception (3/20/2017)
Destinations Real Assets	-10.33%	-7.95%
MSCI World Index	0.98%	16.42%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.26% and 1.09%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Core Fixed Income Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Destinations Core Fixed Income Fund (the “Fund”) is maximum current income and total return.

Investment Strategy

The Fund will invest in fixed income instruments. The Fund invests primarily in bonds and other fixed income instruments issued by governmental or private-sector entities, including mortgage-backed securities, asset-backed securities, investment grade corporate bonds, junk bonds, bank loans, loan participations, assignments, derivatives, credit default swaps, inverse floater securities, interest-only and principal-only securities and money market instruments. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

For the period from inception (March 20, 2017) through the Fund’s fiscal year-end on February 28, 2018, the Fund returned 0.34% compared to a return of 1.05% for the Bloomberg Barclays US Aggregate Index. The Fund’s shorter duration positioning and underweight to US Treasuries helped as interest rates moved higher over the period and US Treasuries lagged other fixed income sectors. Security selection within the securitized sectors of mortgage-backed securities, asset backed securities and commercial mortgage-backed securities contributed positively to performance. While security selection within corporate credit was a positive, an underweight to the sector in favor of an overweight in mortgage-backed securities detracted from the Fund’s performance.

Investment Sub-advisers

BlackRock Investment Managements, LLC

Provides broad fixed income market index exposure by tracking the Bloomberg Barclays US Aggregate Index.

DoubleLine Capital LP

Combines top-down factors, with bottom-up security analysis and invests across a broad range of fixed income sectors.

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Core Fixed Income Fund from its inception (March 20, 2017) to February 28, 2018 as compared with the Bloomberg Barclays US Aggregate Index.

Average Total Returns as of February 28, 2018

	YTD	Since Inception (3/20/2017)
Destinations Core Fixed Income	-1.69%	0.34%
Bloomberg Barclays US Aggregate Index	-2.09%	1.05%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.87% and 0.77%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Low Duration Fixed Income Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Destinations Low Duration Fixed Income Fund (the “Fund”) is to provide current income.

Investment Strategy

The Fund will invest in fixed income instruments. The Fund invests primarily in bonds and other fixed income instruments issued by governmental or private-sector entities, including mortgage-backed securities, asset-backed securities, investment grade corporate bonds, junk bonds, bank loans and money market instruments. The Fund will normally be constructed with an average total portfolio duration of three years or less. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

For the period from inception (March 20, 2017) through the Fund’s fiscal year-end on February 28, 2018, the Fund returned 1.52%, outperforming the ICE BofAML US Treasury 1-3 Year Index which posted a return of -0.04% for the period. The Fund’s significant bias toward corporate credit, both investment grade and high yield, was a strong positive contributor to the Fund’s performance over the period. The Fund’s allocation to securities strategies also contributed positively to performance. The Fund also maintained a shorter duration than the index over that period which was a benefit as interest rates moved higher.

Investment Sub-advisers

CrossingBridge Advisors, LLC

Focuses on capital preservation by investing in underlying event driven high yield and investment grade corporate credit opportunities with an estimated holding life of several months to three years.

DoubleLine Capital LP

Combines top-down factors, with bottom-up security analysis and seeks to maximize current income through investing in a variety of fixed income sectors with an overall average effective duration of three years or less.

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Low Duration Fixed Income Fund from its inception (March 20, 2017) to February 28, 2018 as compared with the ICE BofAML US Treasury 1-3 Year Index.

Average Total Returns as of February 28, 2018

	YTD	Since Inception (3/20/2017)
Destinations Low Duration Fixed Income	0.24%	1.52%
ICE BofAML US Treasury 1-3 Year Index	-0.33%	-0.04%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.97% and 0.87%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Global Fixed Income Opportunities Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Destinations Global Fixed Income Opportunities Fund (the “Fund”) is to maximize total return.

Investment Strategy

The Fund invests in fixed income securities including global investment grade and non-investment grade debt, global sovereign debt, bank loans, preferred securities and convertible securities. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

For the period from inception (March 20, 2017) through the Fund’s fiscal year-end on February 28, 2018, the Fund returned 3.34%, ahead of the Bloomberg Barclays US Universal Index return of 1.51% over the period. The Fund’s significant overweight to corporate credit, as well as strong security selection within the corporate credit sector, contributed positively to the Fund’s performance. The Fund’s allocations to preferred stock and bank loans were also positives. In addition, the Fund’s did not own any US Treasury securities, which was a positive from a relative performance perspective as US Treasuries underperformed all other fixed income sectors over the period.

Investment Sub-advisers

CrossingBridge Advisors, LLC

Employs an opportunistic approach, allocating to high yield and investment grade corporate credit securities across multiple credit opportunity types.

DoubleLine Capital LP

Employs a value-oriented, research-driven approach to identify emerging market countries and companies with the potential for improving credit fundamentals and ratings.

Nuveen Asset Management, LLC

Employs a top-down quantitative-driven process complemented by fundamental credit research analysis with a focus on relative value, resulting in a concentrated portfolio of preferred securities.

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Global Fixed Income Opportunities Fund from its inception (March 20, 2017) to February 28, 2018 as compared with the Bloomberg Barclays US Universal Index.

Average Total Returns as of February 28, 2018

	YTD	Since Inception (3/20/2017)
Destinations Global Fixed Income Opportunities	-0.22%	3.34%
Bloomberg Barclays US Universal Index	-1.90%	1.51%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.07% and 0.90%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Municipal Fixed Income Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Destinations Municipal Fixed Income Fund (the “Fund”) is to provide current income that is exempt from federal income taxation.

Investment Strategy

The Fund invests in fixed income securities that pay interest that is exempt from regular federal income tax. In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments, which are fixed-income obligations issued by a state, territory or possession of the United States (included the District of Columbia) or a political subdivision, agency or instrumentality thereof, primarily in investment grade debt obligations. The Fund may employ a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

For the period from inception (March 20, 2017) through the Fund’s fiscal year-end on February 28, 2018, the Fund returned -0.14% compared to a return of 1.27% for the ICE BofAML US Municipal Securities 1-10 Year Index. The Fund received a significant cash inflow in July 2017, and following the large cash flow the Fund needed time to become fully invested. The Fund’s high cash position had a negative impact on performance as during this investment period the municipal bond market delivered solid returns. The Fund’s security selection within revenue bonds contributed positively to performance over the period, as did it’s selection within the highest quality bonds.

Investment Sub-advisers

Northern Trust Investments, Inc.

Employs a relative value, high quality approach to municipal bonds that seeks to identify undervalued securities and sectors.

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Municipal Fixed Income Fund from its inception (March 20, 2017) to February 28, 2018 as compared with the ICE BofAML US Municipal Securities 1-10 Year Index.

Average Total Returns as of February 28, 2018

	YTD	Since Inception (3/20/2017)
Destinations Municipal Fixed Income	-1.35%	-0.14%
ICE BofAML US Municipal Securities 1-10 Yr Index	-0.58%	1.27%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.87% and 0.75%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Multi Strategy Alternatives Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Destinations Multi Strategy Alternatives Fund (the “Fund”) is long term growth of capital with reduced correlation to equity and fixed income markets.

Investment Strategy

The Fund employs a strategy intended to generate long term growth across market cycles with reduced correlation to equity and fixed income markets. The Fund may invest across multiple strategies including long/short credit, long/short equity, relative value, distressed credit, global macro, event-driven and closed-ended funds. The Fund employs a multi-manager sub-advised structure.

Investment Commentary

For the period from inception (March 20, 2017) through the Fund’s fiscal year-end on February 28, 2018, the Fund returned 3.94% compared to a return of 4.25% for the HFRX Global Hedge Fund Index. The Fund benefited from its allocation to closed-end fund, event driven and global macro strategies. The fund’s allocation to fixed income-oriented strategies contributed positively to performance on an absolute basis over the period, but were behind the more equity-oriented HFRX Global Hedge Fund Index.

Investment Sub-advisers

Avenue Capital Group II, L.P.

Employs a total return, event-driven long/short credit approach supported by in-depth, bottom-up credit research, resulting in a focused portfolio diversified across capital structure and geography.

Driehaus Capital Management LLC (Driehaus Active Income)

Seeks opportunities in credit markets by employing relative value and directional strategies, while fully hedging interest rate risk.

Driehaus Capital Management LLC (Driehaus Event Driven)

Employs a concentrated approach seeking asymmetric payoff profiles in directional long, directional short and relative value arbitrage strategies, focusing on liquid credit, equity and derivative securities.

RiverNorth Capital Management, LLC

Seeks to exploit the anomaly of closed-end fund discounts in the secondary market though investing in equity, fixed income and hybrid closed-end funds.

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Multi Strategy Alternatives Fund from its inception (March 20, 2017) to February 28, 2018 as compared with the HFRX Global Hedge Fund Index.

Average Total Returns as of February 28, 2018

	YTD	Since Inception (3/20/2017)
Destinations Multi Strategy Alternatives	0.99%	3.94%
HFRX Global Hedge Fund Index	-0.04%	4.25%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.86% and 1.32%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Fund Expenses

Example

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services and shareholder reports. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on September 1, 2017 and held for the six months ended February 28, 2018.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

Fund	Total Return (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios (3)	Expense Paid During the Period (4)
Destinations Large Cap Equity Fund	10.38%	$1,000.00	$1,103.81	0.85%	$4.43
Destinations Small-Mid Cap Equity Fund	7.49%	1,000.00	1,074.93	1.04%	5.35
Destinations International Equity Fund	6.52%	1,000.00	1,065.20	1.15%	5.89
Destinations Equity Income Fund	2.84%	1,000.00	1,028.44	0.93%	4.68
Destinations Real Assets Fund	(8.50)%	1,000.00	915.02	1.22%	5.79
Destinations Core Fixed Income Fund	(1.83)%	1,000.00	981.71	0.83%	4.08
Destinations Low Duration Fixed Income Fund	0.71%	1,000.00	1,007.13	0.97%	4.83
Destinations Global Fixed Income Opportunities Fund	0.42%	1,000.00	1,004.24	1.00%	4.97
Destinations Municipal Fixed Income Fund	(1.38)%	1,000.00	986.24	0.80%	3.94
Destinations Multi Strategy Alternatives Fund	3.07%	1,000.00	1,030.70	1.26%	6.34

(1)	For the six months ended February 28, 2018.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized as it may not be representative of the total return for the year. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from expense ratios in the Financial Highlights.
(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent period, then divided by 365.

Fund Expenses

(continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per period before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return (1)

Fund	Hypothethical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios (2)	Expense Paid During the Period (3)
Destinations Large Cap Equity Fund	5.00%	$1,000.00	$1,020.58	0.85%	$4.26
Destinations Small-Mid Cap Equity Fund	5.00%	1,000.00	1,019.64	1.04%	5.21
Destinations International Equity Fund	5.00%	1,000.00	1,019.09	1.15%	5.76
Destinations Equity Income Fund	5.00%	1,000.00	1,020.18	0.93%	4.66
Destinations Real Assets Fund	5.00%	1,000.00	1,018.74	1.22%	6.11
Destinations Core Fixed Income Fund	5.00%	1,000.00	1,020.68	0.83%	4.16
Destinations Low Duration Fixed Income Fund	5.00%	1,000.00	1,019.98	0.97%	4.86
Destinations Destinations Global Fixed Income Opportunities Fund	5.00%	1,000.00	1,019.84	1.00%	5.01
Destinations Municipal Fixed Income Fund	5.00%	1,000.00	1,020.83	0.80%	4.01
Destinations Multi Strategy Alternatives Fund	5.00%	1,000.00	1,018.55	1.26%	6.31

(1)	For the six months ended February 28, 2018.
(2)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from net expense ratios in the Financial Highlights.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (181 days) in the period, then divided by 365 (to reflect the period).

Schedules of Investments

February 28, 2018

Destinations Large Cap Equity Fund

Face Amount	Security	Value
CORPORATE BOND & NOTE - 0.0%
Consumer Cyclical - 0.0%
$ 513,579	Caesars Entertainment Corp., Senior Unsecured Notes, 5.000% due 10/1/24	$999,552

	TOTAL CORPORATE BOND & NOTE (Cost - $855,474)	999,552

Shares/Units
COMMON STOCKS - 97.5%
BASIC MATERIALS - 1.8%
Chemicals - 1.6%
7,577	Air Products & Chemicals Inc.	1,218,306
3,845	Albemarle Corp.	386,153
8,000	CF Industries Holdings Inc.	329,920
420,751	DowDuPont Inc.	29,578,796
4,998	Eastman Chemical Co.	505,198
4,671	FMC Corp.	366,580
2,751	International Flavors & Fragrances Inc.	388,579
11,251	LyondellBasell Industries NV, Class A Shares	1,217,583
15,273	Monsanto Co.	1,884,230
12,228	Mosaic Co.	321,841
72,142	Nutrien Ltd.*	3,552,993
8,848	PPG Industries Inc.	994,869
9,958	Praxair Inc.	1,491,210
2,862	Sherwin-Williams Co.	1,149,322

	Total Chemicals	43,385,580

Forest Products & Paper - 0.1%
14,369	International Paper Co.	856,249

Iron/Steel - 0.0%
11,052	Nucor Corp.	722,801

Mining - 0.1%
177,719	Freeport-McMoRan Inc.*	3,305,573
18,550	Newmont Mining Corp.	708,610

	Total Mining	4,014,183

	TOTAL BASIC MATERIALS	48,978,813

COMMUNICATIONS - 16.6%
Advertising - 0.0%
13,522	Interpublic Group of Cos., Inc.	316,415
8,030	Omnicom Group Inc.	612,127

	Total Advertising	928,542

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
COMMUNICATIONS - 16.6% - (continued)
Internet - 11.3%
152,606	Alibaba Group Holding Ltd., ADR*	$28,406,081
24,872	Alphabet Inc., Class A Shares*	27,456,698
28,615	Alphabet Inc., Class C Shares*	31,611,849
57,234	Amazon.com Inc.*	86,563,563
24,755	Booking Holdings Inc.*	50,352,660
33,797	eBay Inc.*	1,448,540
4,278	Expedia Inc.	449,917
2,176	F5 Networks Inc.*	323,180
312,890	Facebook Inc., Class A Shares*	55,794,545
22,620	MercadoLibre Inc.	8,775,882
36,551	Netflix Inc.*	10,650,230
56,300	Snap Inc., Class A Shares*(a)	975,116
251,353	Symantec Corp.	6,608,070
110,600	Tencent Holdings Ltd.	6,108,092
3,587	TripAdvisor Inc.*	143,767
2,945	VeriSign Inc.*	341,679

	Total Internet	316,009,869

Media - 1.7%
12,626	CBS Corp., Class B Shares	668,799
17,449	Charter Communications Inc., Class A Shares*	5,966,336
564,972	Comcast Corp., Class A Shares	20,457,636
5,611	Discovery Communications Inc., Class A Shares*	136,459
6,863	Discovery Communications Inc., Class C Shares*	157,712
7,933	DISH Network Corp., Class A Shares*	330,727
13,633	News Corp., Class A Shares	219,900
3,538	News Corp., Class B Shares	58,023
3,229	Scripps Networks Interactive Inc., Class A Shares(a)	290,158
27,081	Time Warner Inc.	2,517,450
201,788	Twenty-First Century Fox Inc., Class A Shares, ADR	7,429,834
14,200	Twenty-First Century Fox Inc., Class B Shares	517,164
12,284	Viacom Inc., Class B Shares	409,549
91,238	Walt Disney Co.	9,412,112

	Total Media	48,571,859

Telecommunications - 3.6%
897,798	AT&T Inc.	32,590,067
33,845	CenturyLink Inc.	598,041
1,079,452	Cisco Systems Inc.	48,337,861
13,059	Juniper Networks Inc.	335,094
5,631	Motorola Solutions Inc.	597,731
369,763	Verizon Communications Inc.	17,652,486

	Total Telecommunications	100,111,280

	TOTAL COMMUNICATIONS	465,621,550

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER CYCLICAL - 6.9%
Airlines - 0.3%
4,254	Alaska Air Group Inc.	$274,383
117,912	American Airlines Group Inc.	6,396,726
22,827	Delta Air Lines Inc.	1,230,375
18,991	Southwest Airlines Co.	1,098,439
8,754	United Continental Holdings Inc.*	593,434

	Total Airlines	9,593,357

Apparel - 0.7%
12,503	Hanesbrands Inc.(a)	242,558
5,297	Michael Kors Holdings Ltd.*	333,340
267,955	NIKE Inc., Class B Shares	17,961,024
1,952	Ralph Lauren Corp., Class A Shares	206,600
6,619	Under Armour Inc., Class A Shares*(a)	109,743
6,812	Under Armour Inc., Class C Shares*(a)	102,521
11,436	VF Corp.	852,782

	Total Apparel	19,808,568

Auto Manufacturers - 0.6%
24,169	Ferrari NV	3,002,032
135,880	Ford Motor Co.	1,441,687
44,455	General Motors Co.	1,749,304
12,232	PACCAR Inc.	875,689
27,955	Tesla Inc.*(a)	9,590,242

	Total Auto Manufacturers	16,658,954

Auto Parts & Equipment - 0.2%
43,341	Aptiv PLC	3,958,333
6,887	BorgWarner Inc.	338,014
8,576	Goodyear Tire & Rubber Co.	248,189

	Total Auto Parts & Equipment	4,544,536

Distribution/Wholesale - 0.1%
10,007	Fastenal Co.	547,583
10,798	LKQ Corp.*	426,305
1,803	WW Grainger Inc.	471,575

	Total Distribution/Wholesale	1,445,463

Home Builders - 0.4%
11,863	DR Horton Inc.	497,060
148,636	Lennar Corp., Class A Shares	8,409,825
2,689	Lennar Corp., Class B Shares	121,973
450	NVR Inc.*	1,279,426
9,448	PulteGroup Inc.	265,205

	Total Home Builders	10,573,489

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER CYCLICAL - 6.9% - (continued)
Home Furnishings - 0.0%
4,389	Leggett & Platt Inc.	$190,746
2,504	Whirlpool Corp.	406,725

	Total Home Furnishings	597,471

Housewares - 0.0%
17,055	Newell Brands Inc.	438,143

Leisure Time - 0.3%
95,249	Carnival Corp.	6,373,111
5,853	Harley-Davidson Inc.(a)	265,609
6,196	Norwegian Cruise Line Holdings Ltd.*	352,552
5,957	Royal Caribbean Cruises Ltd.	754,156

	Total Leisure Time	7,745,428

Lodging - 0.3%
216,117	Caesars Entertainment Corp.*	2,744,686
7,034	Hilton Worldwide Holdings Inc.	568,277
18,651	Marriott International Inc., Class A Shares	2,633,708
51,540	MGM Resorts International	1,764,214
3,518	Wyndham Worldwide Corp.	407,314
2,785	Wynn Resorts Ltd.	466,488

	Total Lodging	8,584,687

Retail - 4.0%
2,527	Advance Auto Parts Inc.	288,710
956	AutoZone Inc.*	635,472
8,850	Best Buy Co., Inc.	641,094
6,341	CarMax Inc.*	392,635
864	Chipotle Mexican Grill Inc., Class A Shares*	275,106
58,506	Costco Wholesale Corp.	11,168,795
4,305	Darden Restaurants Inc.	396,878
27,468	Dollar General Corp.	2,598,198
124,093	Dollar Tree Inc.*	12,736,906
16,631	Dollarama Inc.	1,936,113
7,903	Domino’s Pizza Inc.	1,757,706
4,315	Foot Locker Inc.	198,102
7,240	Gap Inc.	228,639
5,106	Genuine Parts Co.	468,935
45,012	Home Depot Inc.	8,204,337
5,874	Kohl’s Corp.	388,213
8,590	L Brands Inc.	423,745
161,569	Lowe’s Cos., Inc.	14,474,967
10,612	Macy’s Inc.	312,099
27,722	McDonald’s Corp.	4,372,868

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER CYCLICAL - 6.9% - (continued)
Retail - 4.0% - (continued)
4,167	Nordstrom Inc.	$213,809
2,958	O’Reilly Automotive Inc.*	722,314
2,675	PVH Corp.	385,949
13,418	Ross Stores Inc.	1,047,811
2,105	Signet Jewelers Ltd.	105,840
113,637	Starbucks Corp.	6,488,673
256,697	Tapestry Inc.	13,068,444
52,207	Target Corp.	3,936,930
3,556	Tiffany & Co.	359,298
22,146	TJX Cos., Inc.	1,831,031
4,372	Tractor Supply Co.	283,874
43,151	Ulta Beauty Inc.*	8,774,756
30,192	Walgreens Boots Alliance Inc.	2,079,927
50,903	Walmart Inc.	4,581,779
78,509	Yum China Holdings Inc.	3,401,010
49,516	Yum! Brands Inc.	4,029,612

	Total Retail	113,210,575

Textiles - 0.0%
2,207	Mohawk Industries Inc.*	529,415

Toys/Games/Hobbies - 0.0%
3,874	Hasbro Inc.	370,238
11,493	Mattel Inc.	182,739

	Total Toys/Games/Hobbies	552,977

	TOTAL CONSUMER CYCLICAL	194,283,063

CONSUMER NON-CYCLICAL - 21.6%
Agriculture - 1.1%
66,369	Altria Group Inc.	4,177,928
305,362	Archer-Daniels-Midland Co.	12,678,630
127,072	Philip Morris International Inc.	13,158,306

	Total Agriculture	30,014,864

Beverages - 1.2%
6,815	Brown-Forman Corp., Class B Shares	475,619
133,393	Coca-Cola Co.	5,765,245
5,990	Constellation Brands Inc., Class A Shares	1,290,725
6,274	Dr Pepper Snapple Group Inc.	729,353
6,423	Molson Coors Brewing Co., Class B Shares	489,754
168,350	Monster Beverage Corp.*	10,668,340
127,013	PepsiCo Inc.	13,937,136

	Total Beverages	33,356,172

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER NON-CYCLICAL - 21.6% - (continued)
Biotechnology - 3.7%
159,427	Alexion Pharmaceuticals Inc.*	$18,724,701
16,200	Alnylam Pharmaceuticals Inc.*	1,946,592
25,244	Amgen Inc.	4,639,090
33,200	Biogen Inc.*	9,594,468
143,845	Celgene Corp.*	12,531,776
226,081	Gilead Sciences Inc.	17,799,357
53,996	Illumina Inc.*	12,312,168
30,792	Incyte Corp.*	2,622,247
2,678	Regeneron Pharmaceuticals Inc.*	858,138
132,615	Vertex Pharmaceuticals Inc.*	22,018,069

	Total Biotechnology	103,046,606

Commercial Services - 2.1%
15,426	Automatic Data Processing Inc.	1,778,926
2,992	Cintas Corp.	510,615
9,043	Ecolab Inc.	1,179,659
31,490	Equifax Inc.	3,558,370
3,129	Gartner Inc.*	354,860
5,538	Global Payments Inc.	627,954
7,538	H&R Block Inc.	190,937
12,636	IHS Markit Ltd.*	594,524
5,774	Moody’s Corp.	963,565
113,286	New Oriental Education & Technology Group Inc., ADR	10,353,208
11,638	Nielsen Holdings PLC	379,748
318,721	PayPal Holdings Inc.*	25,309,635
5,483	Quanta Services Inc.*	188,834
4,365	Robert Half International Inc.	249,111
8,858	S&P Global Inc.	1,698,964
5,823	Total System Services Inc.	512,133
62,038	TransUnion*	3,540,509
2,938	United Rentals Inc.*	514,414
5,396	Verisk Analytics Inc., Class A Shares*	551,417
16,073	Western Union Co.	318,567
60,500	Worldpay Inc., Class A Shares*	4,917,440

	Total Commercial Services	58,293,390

Cosmetics/Personal Care - 0.8%
30,536	Colgate-Palmolive Co.	2,106,068
16,139	Coty Inc., Class A Shares	311,806
7,787	Estee Lauder Cos., Inc., Class A Shares	1,078,032
202,524	Procter & Gamble Co.	15,902,184
81,121	Unilever NV, Class NY Registered Shares, ADR	4,242,628

	Total Cosmetics/Personal Care	23,640,718

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER NON-CYCLICAL - 21.6% - (continued)
Food - 1.0%
6,638	Campbell Soup Co.	$285,766
14,237	Conagra Brands Inc.	514,383
19,776	General Mills Inc.	999,677
4,900	Hershey Co.	481,474
9,388	Hormel Foods Corp.	304,735
22,232	JM Smucker Co.	2,807,902
8,645	Kellogg Co.	572,299
20,766	Kraft Heinz Co.	1,392,360
30,943	Kroger Co.	839,174
4,167	McCormick & Co., Inc.	444,952
386,651	Mondelez International Inc., Class A Shares	16,973,979
16,675	Sysco Corp.	994,664
10,351	Tyson Foods Inc., Class A Shares	769,907

	Total Food	27,381,272

Healthcare-Products - 3.1%
264,834	Abbott Laboratories	15,977,435
2,510	Align Technology Inc.*	658,925
17,445	Baxter International Inc.	1,182,597
49,627	Becton Dickinson & Co.	11,018,187
47,778	Boston Scientific Corp.*	1,302,428
1,701	Cooper Cos., Inc.	392,114
43,183	Danaher Corp.	4,222,434
7,988	DENTSPLY SIRONA Inc.	447,808
89,827	Edwards Lifesciences Corp.*	12,007,175
5,453	Henry Schein Inc.*	360,934
9,593	Hologic Inc.*	372,496
46,931	IDEXX Laboratories Inc.*	8,786,891
19,958	Intuitive Surgical Inc.*	8,511,089
107,733	Medtronic PLC	8,606,790
2,947	Patterson Cos., Inc.	93,066
4,937	ResMed Inc.	470,348
54,493	Stryker Corp.	8,836,585
13,953	Thermo Fisher Scientific Inc.	2,910,317
3,184	Varian Medical Systems Inc.*	379,979
7,038	Zimmer Biomet Holdings Inc.	818,167

	Total Healthcare-Products	87,355,765

Healthcare-Services - 2.3%
11,337	Aetna Inc.	2,007,329
33,028	Anthem Inc.	7,774,131
25,341	Centene Corp.*	2,570,084

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER NON-CYCLICAL - 21.6% - (continued)
Healthcare-Services - 2.3% - (continued)
39,774	Cigna Corp.	$7,791,329
5,262	DaVita Inc.*	378,969
4,299	Envision Healthcare Corp.*	165,511
9,842	HCA Healthcare Inc.	976,819
4,967	Humana Inc.	1,350,130
5,069	IQVIA Holdings Inc.*	498,435
3,538	Laboratory Corp. of America Holdings*	611,012
121,635	Quest Diagnostics Inc.	12,534,487
124,064	UnitedHealth Group Inc.	28,058,314
3,048	Universal Health Services Inc., Class B Shares	348,082

	Total Healthcare-Services	65,064,632

Household Products/Wares - 0.1%
3,040	Avery Dennison Corp.	359,176
8,712	Church & Dwight Co., Inc.	428,543
4,483	Clorox Co.	578,666
12,230	Kimberly-Clark Corp.	1,356,551

	Total Household Products/Wares	2,722,936

Pharmaceuticals - 6.2%
55,438	AbbVie Inc.	6,421,384
11,564	Allergan PLC	1,783,400
5,611	AmerisourceBergen Corp., Class A Shares	533,943
322,302	Bristol-Myers Squibb Co.	21,336,392
284,834	Cardinal Health Inc.	19,713,361
192,728	CVS Health Corp.	13,053,467
33,690	Eli Lilly & Co.	2,594,804
190,213	Express Scripts Holding Co.*	14,351,571
230,299	Johnson & Johnson	29,911,234
7,247	McKesson Corp.	1,081,470
509,572	Merck & Co., Inc.	27,628,994
18,646	Mylan NV*	751,807
150,482	Novartis AG, ADR	12,542,675
4,551	Perrigo Co. PLC	370,724
538,963	Pfizer Inc.	19,569,746
16,941	Zoetis Inc., Class A Shares	1,369,849

	Total Pharmaceuticals	173,014,821

	TOTAL CONSUMER NON-CYCLICAL	603,891,176

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
ENERGY - 5.8%
Oil & Gas - 4.2%
18,991	Anadarko Petroleum Corp.	$1,083,247
4,990	Andeavor	447,204
13,206	Apache Corp.	450,985
16,070	Cabot Oil & Gas Corp.	388,251
34,044	Chesapeake Energy Corp.*(a)	96,004
310,482	Chevron Corp.	34,749,146
3,294	Cimarex Energy Co.	316,521
5,153	Concho Resources Inc.*	777,072
273,345	ConocoPhillips	14,845,367
18,182	Devon Energy Corp.	557,642
20,069	EOG Resources Inc.	2,035,398
8,490	EQT Corp.	427,132
193,687	Exxon Mobil Corp.	14,669,853
3,618	Helmerich & Payne Inc.	233,542
9,359	Hess Corp.	425,086
777,206	Marathon Oil Corp.	11,285,031
16,977	Marathon Petroleum Corp.	1,087,547
7,231	Newfield Exploration Co.*	168,699
16,882	Noble Energy Inc.	503,590
197,409	Occidental Petroleum Corp.	12,950,030
14,934	Phillips 66	1,349,586
49,166	Pioneer Natural Resources Co.	8,369,528
8,465	Range Resources Corp.	112,500
122,468	Royal Dutch Shell PLC, Class A Shares, ADR	7,748,550
15,220	Valero Energy Corp.	1,376,192

	Total Oil & Gas	116,453,703

Oil & Gas Services - 1.6%
253,563	Baker Hughes a GE Co.	6,694,063
374,309	Halliburton Co.	17,375,424
13,258	National Oilwell Varco Inc.	465,223
286,581	Schlumberger Ltd.	18,811,177
15,283	TechnipFMC PLC	440,456

	Total Oil & Gas Services	43,786,343

Pipelines - 0.0%
66,840	Kinder Morgan Inc.	1,082,808
13,315	ONEOK Inc.	750,034
28,740	Williams Cos., Inc.	797,822

	Total Pipelines	2,630,664

	TOTAL ENERGY	162,870,710

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
FINANCIAL - 17.4%
Banks - 7.0%
517,104	Bank of America Corp.	$16,599,038
247,628	Bank of New York Mellon Corp.	14,122,225
267,826	BB&T Corp.	14,556,343
16,843	Capital One Financial Corp.	1,649,435
334,202	Citigroup Inc.	25,228,909
17,100	Citizens Financial Group Inc.	743,679
6,024	Comerica Inc.	585,653
24,570	Fifth Third Bancorp	812,038
121,221	First Republic Bank	11,249,309
46,167	Goldman Sachs Group Inc.	12,138,689
37,975	Huntington Bancshares Inc.	596,208
345,125	JPMorgan Chase & Co.	39,861,938
37,481	KeyCorp	791,974
5,226	M&T Bank Corp.	992,104
149,878	Morgan Stanley	8,396,166
7,466	Northern Trust Corp.	790,425
16,525	PNC Financial Services Group Inc.	2,605,332
40,503	Regions Financial Corp.	786,163
24,824	Signature Bank*	3,629,020
166,373	State Street Corp.	17,660,494
16,536	SunTrust Banks Inc.	1,154,874
54,796	US Bancorp	2,978,711
154,089	Wells Fargo & Co.	9,000,338
176,293	Zions Bancorporation	9,690,826

	Total Banks	196,619,891

Diversified Financial Services - 4.4%
1,932	Affiliated Managers Group Inc.	365,843
1,670	Alliance Data Systems Corp.	402,403
25,031	American Express Co.	2,440,773
5,145	Ameriprise Financial Inc.	804,884
4,292	BlackRock Inc., Class A Shares	2,358,153
3,941	Cboe Global Markets Inc.	441,431
248,861	Charles Schwab Corp.	13,194,610
11,835	CME Group Inc., Class A Shares	1,966,504
12,628	Discover Financial Services	995,465
9,418	E*TRADE Financial Corp.*	491,902
11,360	Franklin Resources Inc.	439,291
355,479	Intercontinental Exchange Inc.	25,978,405
179,140	Invesco Ltd.	5,829,216
91,401	Mastercard Inc., Class A Shares	16,064,640
4,165	Nasdaq Inc.	336,324

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
FINANCIAL - 17.4% - (continued)
Diversified Financial Services - 4.4% - (continued)
9,503	Navient Corp.	$123,159
4,459	Raymond James Financial Inc.	413,394
291,161	Synchrony Financial	10,595,349
8,422	T Rowe Price Group Inc.	942,422
105,500	TD Ameritrade Holding Corp.	6,066,250
279,667	Visa Inc., Class A Shares	34,382,261

	Total Diversified Financial Services	124,632,679

Equity Real Estate Investment Trusts (REITs) - 1.7%
3,520	Alexandria Real Estate Equities Inc.	427,011
30,508	American Tower Corp.	4,250,680
5,735	Apartment Investment & Management Co., Class A Shares	221,715
4,799	AvalonBay Communities Inc.	748,740
5,356	Boston Properties Inc.	636,668
85,198	Crown Castle International Corp.	9,376,892
7,141	Digital Realty Trust Inc.	718,670
12,296	Duke Realty Corp.	304,572
2,719	Equinix Inc.	1,066,120
212,104	Equity Residential	11,926,608
2,294	Essex Property Trust Inc.	513,466
4,376	Extra Space Storage Inc.	372,179
2,520	Federal Realty Investment Trust	287,129
21,734	GGP Inc.	460,109
16,251	HCP Inc.	351,672
25,824	Host Hotels & Resorts Inc.	479,293
9,912	Iron Mountain Inc.	311,831
14,795	Kimco Realty Corp.	221,333
3,776	Macerich Co.	222,557
3,920	Mid-America Apartment Communities Inc.	336,415
18,515	Prologis Inc.	1,123,490
5,200	Public Storage	1,011,088
9,802	Realty Income Corp.	482,062
5,124	Regency Centers Corp.	297,756
4,086	SBA Communications Corp., Class A Shares*	642,605
47,824	Simon Property Group Inc.	7,341,462
3,415	SL Green Realty Corp.	330,982
9,223	UDR Inc.	310,077
12,381	Ventas Inc.	598,250
5,989	Vornado Realty Trust	398,089
12,874	Welltower Inc.	675,885
26,279	Weyerhaeuser Co.	920,553

	Total Equity Real Estate Investment Trusts (REITs)	47,365,959

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
FINANCIAL - 17.4% - (continued)
Insurance - 3.5%
13,686	Aflac Inc.	$1,216,412
135,143	Allstate Corp.	12,468,293
96,675	American International Group Inc.	5,543,345
8,688	Aon PLC	1,219,100
6,278	Arthur J Gallagher & Co.	433,872
1,746	Assurant Inc.	149,231
166,576	Berkshire Hathaway Inc., Class B Shares*	34,514,547
3,296	Brighthouse Financial Inc.*	178,874
45,246	Chubb Ltd.	6,421,312
5,198	Cincinnati Financial Corp.	387,719
1,429	Everest Re Group Ltd.	343,303
12,427	Hartford Financial Services Group Inc.	656,767
7,622	Lincoln National Corp.	580,568
9,618	Loews Corp.	474,456
164,545	Marsh & McLennan Cos., Inc.	13,660,526
272,313	MetLife Inc.	12,578,137
9,372	Principal Financial Group Inc.	584,157
20,236	Progressive Corp.	1,165,189
14,759	Prudential Financial Inc.	1,569,177
3,685	Torchmark Corp.	314,588
9,517	Travelers Cos., Inc.	1,322,863
7,841	Unum Group	399,577
4,591	Willis Towers Watson PLC	724,919
8,933	XL Group Ltd.	377,955

	Total Insurance	97,284,887

Investment Companies - 0.0%
10,924	Leucadia National Corp.	262,067

Private Equity - 0.2%
105,187	Brookfield Asset Management Inc., Class A Shares(a)	4,072,841

Real Estate - 0.4%
10,503	CBRE Group Inc., Class A Shares*	491,015
65,030	Jones Lang LaSalle Inc.	10,444,469

	Total Real Estate	10,935,484

Savings & Loans - 0.2%
458,138	New York Community Bancorp Inc.	6,239,840
13,016	People’s United Financial Inc.	249,126

	Total Savings & Loans	6,488,966

	TOTAL FINANCIAL	487,662,774

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIAL - 9.6%
Aerospace/Defense - 2.9%
14,734	Arconic Inc.	$359,362
67,176	Boeing Co.	24,331,819
9,656	General Dynamics Corp.	2,147,977
4,149	Harris Corp.	647,866
2,714	L3 Technologies Inc.	563,291
8,671	Lockheed Martin Corp.	3,056,007
62,883	Northrop Grumman Corp.	22,011,566
71,855	Raytheon Co.	15,629,181
5,660	Rockwell Collins Inc.	779,495
1,680	TransDigm Group Inc.	484,361
76,229	United Technologies Corp.	10,271,096

	Total Aerospace/Defense	80,282,021

Building Materials - 0.6%
37,181	Fortune Brands Home & Security Inc.	2,255,399
351,568	Johnson Controls International PLC	12,962,312
2,186	Martin Marietta Materials Inc.	445,791
10,972	Masco Corp.	451,169
4,601	Vulcan Materials Co.	541,676

	Total Building Materials	16,656,347

Electrical Components & Equipment - 0.2%
25,027	Acuity Brands Inc.	3,568,350
8,048	AMETEK Inc.	609,555
22,332	Emerson Electric Co.	1,586,912

	Total Electrical Components & Equipment	5,764,817

Electronics - 1.6%
11,226	Agilent Technologies Inc.	769,991
3,163	Allegion PLC	266,040
10,602	Amphenol Corp., Class A Shares	968,917
90,804	Avnet Inc.	3,877,331
409,994	Corning Inc.	11,922,626
4,946	FLIR Systems Inc.	242,849
61,514	Fortive Corp.	4,724,275
3,888	Garmin Ltd.	230,325
51,904	Honeywell International Inc.	7,843,213
304,724	Koninklijke Philips NV, Class NY Registered Shares, ADR	11,597,795
890	Mettler-Toledo International Inc.*	548,436
3,723	PerkinElmer Inc.	284,214
12,218	TE Connectivity Ltd.	1,259,553
2,771	Waters Corp.*	567,057

	Total Electronics	45,102,622

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIAL - 9.6% - (continued)
Engineering & Construction - 0.0%
4,669	Fluor Corp.	$265,666
4,110	Jacobs Engineering Group Inc.	250,957

	Total Engineering & Construction	516,623

Environmental Control - 0.6%
7,897	Republic Services Inc., Class A Shares	530,521
59,098	Stericycle Inc.*	3,703,672
155,191	Waste Management Inc.	13,396,087

	Total Environmental Control	17,630,280

Hand/Machine Tools - 0.0%
1,987	Snap-on Inc.	316,370
5,344	Stanley Black & Decker Inc.	850,711

	Total Hand/Machine Tools	1,167,081

Machinery-Construction & Mining - 0.1%
20,693	Caterpillar Inc.	3,199,759

Machinery-Diversified - 0.8%
179,261	Cognex Corp.	9,628,108
5,430	Cummins Inc.	913,163
11,125	Deere & Co.	1,789,679
4,321	Flowserve Corp.	182,994
4,472	Rockwell Automation Inc.	808,538
19,891	Roper Technologies Inc.	5,471,815
24,427	Wabtec Corp.	1,986,892
6,268	Xylem Inc.	467,468

	Total Machinery-Diversified	21,248,657

Miscellaneous Manufacturers - 1.8%
20,757	3M Co.	4,888,481
5,109	AO Smith Corp.	327,947
5,426	Dover Corp.	543,143
15,330	Eaton Corp. PLC	1,237,131
1,120,876	General Electric Co.	15,815,560
25,634	Illinois Tool Works Inc.	4,138,353
8,703	Ingersoll-Rand PLC	772,826
4,638	Parker-Hannifin Corp.	827,744
125,511	Pentair PLC	8,621,351
233,044	Textron Inc.	13,947,683

	Total Miscellaneous Manufacturers	51,120,219

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIAL - 9.6% - (continued)
Packaging & Containers - 0.1%
12,191	Ball Corp.	$487,030
3,285	Packaging Corp. of America	391,572
6,289	Sealed Air Corp.	266,465
8,856	WestRock Co.	582,370

	Total Packaging & Containers	1,727,437

Shipbuilding - 0.0%
1,578	Huntington Ingalls Industries Inc.	413,452

Transportation - 0.9%
4,850	CH Robinson Worldwide Inc.	452,796
31,085	CSX Corp.	1,669,886
6,187	Expeditors International of Washington Inc.	401,908
38,674	FedEx Corp.	9,529,660
2,949	JB Hunt Transport Services Inc.	349,663
3,603	Kansas City Southern	371,253
9,960	Norfolk Southern Corp.	1,385,237
63,794	Union Pacific Corp.	8,309,169
23,890	United Parcel Service Inc., Class B Shares	2,494,355

	Total Transportation	24,963,927

	TOTAL INDUSTRIAL	269,793,242

TECHNOLOGY - 16.1%
Computers - 2.8%
21,493	Accenture PLC, Class A Shares	3,460,588
295,151	Apple Inc.	52,572,296
20,502	Cognizant Technology Solutions Corp., Class A Shares	1,681,574
5,362	CSRA Inc.	217,322
9,922	DXC Technology Co.	1,017,402
55,491	Hewlett Packard Enterprise Co.	1,031,578
58,162	HP Inc.	1,360,409
58,038	International Business Machines Corp.	9,044,061
9,382	NetApp Inc.	568,080
132,487	Seagate Technology PLC	7,074,806
10,282	Western Digital Corp.	894,945

	Total Computers	78,923,061

Office/Business Equipment - 0.0%
7,288	Xerox Corp.	220,972

Semiconductors - 4.7%
29,119	Advanced Micro Devices Inc.*(a)	352,631
12,808	Analog Devices Inc.	1,154,641
257,213	Applied Materials Inc.	14,812,897

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
TECHNOLOGY - 16.1% - (continued)
Semiconductors - 4.7% - (continued)
12,800	ASML Holding NV, Class NY Registered Shares, ADR	$2,500,992
33,437	Broadcom Ltd.	8,240,883
876,386	Cypress Semiconductor Corp.	15,310,464
666,580	Intel Corp.	32,855,728
5,442	KLA-Tencor Corp.	616,633
5,628	Lam Research Corp.	1,079,788
203,612	Maxim Integrated Products Inc.	12,408,115
8,122	Microchip Technology Inc.	722,289
40,100	Micron Technology Inc.*	1,957,281
87,039	NVIDIA Corp.	21,063,438
4,425	Qorvo Inc.*	357,142
95,563	QUALCOMM Inc.	6,211,595
6,382	Skyworks Solutions Inc.	697,234
82,900	Texas Instruments Inc.	8,982,215
41,392	Xilinx Inc.	2,949,180

	Total Semiconductors	132,273,146

Software - 8.6%
225,080	Activision Blizzard Inc.	16,460,100
79,239	Adobe Systems Inc.*	16,571,252
5,883	Akamai Technologies Inc.*	396,867
2,952	ANSYS Inc.*	472,143
7,622	Autodesk Inc.*	895,356
361,848	CA Inc.	12,700,865
9,835	Cadence Design Systems Inc.*	381,303
10,982	Cerner Corp.*	704,605
4,975	Citrix Systems Inc.*	457,700
57,107	Electronic Arts Inc.*	7,064,136
41,822	Fidelity National Information Services Inc.	4,064,262
34,354	Fiserv Inc.*	4,926,020
49,609	Intuit Inc.	8,277,758
750,965	Microsoft Corp.	70,417,988
486,923	Oracle Corp.	24,672,388
11,127	Paychex Inc.	724,702
24,931	Red Hat Inc.*	3,674,830
246,312	salesforce.com Inc.*	28,633,770
107,732	ServiceNow Inc.*	17,345,929
121,554	Splunk Inc.*	11,328,833
5,227	Synopsys Inc.*	442,570
37,769	VMware Inc., Class A Shares*	4,976,066
33,280	Workday Inc., Class A Shares*	4,215,578

	Total Software	239,805,021

	TOTAL TECHNOLOGY	451,222,200

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units	Security	Value
UTILITIES - 1.7%
Electric - 1.4%
895,349	AES Corp.	$9,732,444
7,953	Alliant Energy Corp.	307,383
8,462	Ameren Corp.	459,487
17,083	American Electric Power Co., Inc.	1,120,303
15,017	CenterPoint Energy Inc.	406,210
9,805	CMS Energy Corp.	416,222
10,767	Consolidated Edison Inc.	806,341
22,365	Dominion Energy Inc.	1,656,575
6,203	DTE Energy Co.	625,138
24,292	Duke Energy Corp.	1,830,159
144,376	Edison International	8,747,742
6,240	Entergy Corp.	473,117
11,021	Eversource Energy	628,197
33,406	Exelon Corp.	1,237,358
15,455	FirstEnergy Corp.	499,660
31,957	NextEra Energy Inc.	4,862,258
10,461	NRG Energy Inc.	270,522
17,831	PG&E Corp.	732,676
3,879	Pinnacle West Capital Corp.	298,528
23,793	PPL Corp.	681,669
17,613	Public Service Enterprise Group Inc.	852,998
4,811	SCANA Corp.	190,852
34,915	Southern Co.	1,503,440
10,986	WEC Energy Group Inc.	658,281
17,718	Xcel Energy Inc.	766,835

	Total Electric	39,764,395

Gas - 0.2%
12,068	NiSource Inc.	279,133
45,720	Sempra Energy	4,982,565

	Total Gas	5,261,698

Water - 0.1%
34,402	American Water Works Co., Inc.	2,730,143

	TOTAL UTILITIES	47,756,236

	TOTAL COMMON STOCKS (Cost - $2,358,970,879)	2,732,079,764

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Shares/Units		Security	Value
PREFERRED STOCK - 0.0%
TECHNOLOGY - 0.0%
Software - 0.0%
15,057		Magic Leap Inc., Series D, Private Placement(Restricted)*(b)(c) (Cost - $406,539)	$406,539

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,360,232,892)	2,733,485,855

Face Amount†
SHORT-TERM INVESTMENTS - 2.6%
TIME DEPOSITS - 2.6%
$ 4,175,631		Banco Santander SA - Frankfurt, 0.780% due 3/1/18	4,175,631
21,298,153		BNP Paribas - Paris, 0.780% due 3/1/18	21,298,153
1,219	CAD	Brown Brothers Harriman - Grand Cayman, 0.550% due 3/1/18	951
16,648	GBP	Citibank - London, 0.230% due 3/1/18	22,924
18,970,642		JPMorgan Chase & Co. - New York, 0.780% due 3/1/18	18,970,642
22,240,879		Standard Chartered Bank - London, 0.780% due 3/1/18	22,240,879
6,532,921		Wells Fargo - Grand Cayman, 0.780% due 3/1/18	6,532,921

		TOTAL TIME DEPOSITS (Cost - $73,242,101)	73,242,101

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.6%
MONEY MARKET FUND - 0.6%
16,521,899		Federated Government Obligations Fund, Premier Class(d) (Cost - $16,521,899)	16,521,899

		TOTAL INVESTMENTS - 100.7% (Cost - $2,449,996,892#)	2,823,249,855

		Liabilities in Excess of Other Assets - (0.7)%	(19,519,696)

		TOTAL NET ASSETS - 100.0%	$2,803,730,159

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 5).
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(c)	Illiquid security.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $2,452,562,586.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Large Cap Equity Fund

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
PLC	—	Public Limited Company

Summary of Investments by Security Sector^ (unaudited)
Consumer Non-cyclical	21.4%
Financial	17.3
Communications	16.5
Technology	16.0
Industrial	9.5
Consumer Cyclical	6.9
Energy	5.8
Basic Materials	1.7
Utilities	1.7
Short-Term Investments	2.6
Money Market Fund	0.6

100.0%

^	As a percentage of total investments.

At February 28, 2018, Destinations Large Cap Equity Fund had open exchange traded futures contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements was as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation
Contracts to Buy:
S&P 500 E-mini Index March Futures	78	3/18	$10,448,871	$10,586,550	$137,679

At February 28, 2018, Destinations Large Cap Equity Fund had deposited cash of $446,600 with a broker or brokers as margin collateral on open exchange traded futures contracts.

Currency Abbreviations used in this schedule:

CAD	—	Canadian Dollar
GBP	—	British Pound

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Small-Mid Cap Equity Fund

Shares/Units	Security	Value
COMMON STOCKS - 75.5%
BASIC MATERIALS - 2.4%
Chemicals - 2.1%
16,021	AdvanSix Inc.*	$662,468
19,000	Air Products & Chemicals Inc.	3,055,010
39,012	Ferro Corp.*	834,467
22,917	HB Fuller Co.	1,154,788
13,573	Ingevity Corp.*	1,016,753
21,856	KMG Chemicals Inc.	1,310,704
26,902	Olin Corp.	874,315
18,600	PPG Industries Inc.	2,091,384
77,247	Valvoline Inc.	1,769,729
23,889	WR Grace & Co.	1,580,974

	Total Chemicals	14,350,592

Iron/Steel - 0.3%
60,950	Allegheny Technologies Inc.*	1,579,215
24,660	Schnitzer Steel Industries Inc., Class A Shares	838,440

	Total Iron/Steel	2,417,655

	TOTAL BASIC MATERIALS	16,768,247

COMMUNICATIONS - 4.2%
Advertising - 0.7%
194,289	Interpublic Group of Cos., Inc.	4,546,363

Internet - 1.3%
83,138	Boingo Wireless Inc.*	2,200,663
86,240	Chegg Inc.*	1,717,038
19,482	Cogent Communications Holdings Inc.	834,804
66,227	Mimecast Ltd.*	2,300,726
19,279	Q2 Holdings Inc.*	878,158
108,689	QuinStreet Inc.*	1,427,087

	Total Internet	9,358,476

Media - 0.3%
29,809	Nexstar Media Group Inc., Class A Shares	2,129,853

Telecommunications - 1.9%
26,283	CalAmp Corp.*	615,022
139,016	Fusion Telecommunications International Inc.*	404,537
53,879	GTT Communications Inc.*	2,780,156
56,200	Motorola Solutions Inc.	5,965,630
40,409	RADCOM Ltd.*(a)	796,058
13,798	Silicom Ltd.	874,793
167,912	Viavi Solutions Inc.*	1,615,313

	Total Telecommunications	13,051,509

	TOTAL COMMUNICATIONS	29,086,201

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER CYCLICAL - 6.5%
Airlines - 0.6%
59,900	Alaska Air Group Inc.	$3,863,550

Apparel - 0.5%
124,385	Crocs Inc.*	1,522,472
13,670	Oxford Industries Inc.	1,092,506
27,294	Steven Madden Ltd.*	1,198,207

	Total Apparel	3,813,185

Auto Parts & Equipment - 0.6%
91,704	Horizon Global Corp.*	755,641
71,028	Modine Manufacturing Co.*	1,633,644
48,037	Spartan Motors Inc.	708,546
17,514	Tenneco Inc.	920,360

	Total Auto Parts & Equipment	4,018,191

Distribution/Wholesale - 0.3%
30,004	G-III Apparel Group Ltd.*	1,107,448
15,945	H&E Equipment Services Inc.	600,967
10,422	SiteOne Landscape Supply Inc.*	717,450

	Total Distribution/Wholesale	2,425,865

Entertainment - 0.7%
48,200	Cinemark Holdings Inc.	2,051,392
53,888	Eldorado Resorts Inc.*(a)	1,837,581
37,235	Golden Entertainment Inc.*	1,038,484

	Total Entertainment	4,927,457

Home Builders - 0.3%
26,861	Skyline Corp.*	574,557
29,446	Winnebago Industries Inc.	1,282,373

	Total Home Builders	1,856,930

Home Furnishings - 0.1%
11,205	SodaStream International Ltd.*	906,709

Leisure Time - 1.4%
52,900	Brunswick Corp.	3,025,880
170,237	Callaway Golf Co.	2,635,269
65,585	Malibu Boats Inc., Class A Shares*	2,101,999
61,075	MCBC Holdings Inc.*	1,496,949
45,506	Vista Outdoor Inc.*	784,068

	Total Leisure Time	10,044,165

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER CYCLICAL - 6.5% - (continued)
Lodging - 0.3%
39,809	Bluegreen Vacations Corp.(a)	$769,906
111,892	Century Casinos Inc.*	891,779
9,858	Monarch Casino & Resort Inc.*	416,304

	Total Lodging	2,077,989

Retail - 1.7%
40,224	Boot Barn Holdings Inc.*	708,747
23,261	Citi Trends Inc.	515,464
16,772	Conn’s Inc.*(a)	548,444
48,048	Del Frisco’s Restaurant Group Inc.*	799,999
25,019	Express Inc.*	180,637
8,384	Foundation Building Materials Inc.*	114,777
86,316	Freshpet Inc.*	1,726,320
28,600	Genuine Parts Co.	2,626,624
56,503	Hibbett Sports Inc.*	1,454,952
39,341	Michaels Cos., Inc.*	905,236
32,783	Movado Group Inc.	1,016,273
25,872	Tailored Brands Inc.	605,664
19,916	World Fuel Services Corp.	455,081

	Total Retail	11,658,218

	TOTAL CONSUMER CYCLICAL	45,592,259

CONSUMER NON-CYCLICAL - 15.9%
Beverages - 1.0%
43,000	Dr Pepper Snapple Group Inc.	4,998,750
21,880	MGP Ingredients Inc.	1,836,170

	Total Beverages	6,834,920

Biotechnology - 1.6%
104,499	Adverum Biotechnologies Inc.*	723,656
9,343	AnaptysBio Inc.*	1,146,947
12,611	Arena Pharmaceuticals Inc.*	488,928
15,514	Argenx SE, ADR*	1,188,838
20,039	Audentes Therapeutics Inc.*	675,114
22,663	Blueprint Medicines Corp.*	1,961,709
10,249	Edge Therapeutics Inc.*	154,247
38,877	GlycoMimetics Inc.*	894,560
28,387	Loxo Oncology Inc.*	3,157,202
42,169	Ovid Therapeutics Inc.*	277,894
10,174	Wave Life Sciences Ltd.*(a)	518,365

	Total Biotechnology	11,187,460

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER NON-CYCLICAL - 15.9% - (continued)
Commercial Services - 1.1%
57,642	Career Education Corp.*	$762,604
77,455	Everi Holdings Inc.*	577,040
33,953	Huron Consulting Group Inc.*	1,188,355
47,625	Korn/Ferry International	1,995,964
24,150	Matthews International Corp., Class A Shares	1,237,687
7,459	Medifast Inc.	475,810
107,940	Team Inc.*(a)	1,764,819

	Total Commercial Services	8,002,279

Food - 2.9%
34,644	B&G Foods Inc.(a)	959,639
14,430	Calavo Growers Inc.	1,231,600
46,344	Chefs’ Warehouse Inc.*	1,045,057
72,647	Conagra Brands Inc.	2,624,736
82,538	Darling Ingredients Inc.*	1,501,366
45,175	Hain Celestial Group Inc.*	1,571,187
138,400	Hormel Foods Corp.	4,492,464
113,099	Hostess Brands Inc., Class A Shares*	1,384,332
30,775	Performance Food Group Co.*	943,254
56,967	Pinnacle Foods Inc.	3,073,939
24,954	Smart & Final Stores Inc.*	179,669
29,969	TreeHouse Foods Inc.*	1,139,421

	Total Food	20,146,664

Healthcare-Products - 3.5%
90,071	AxoGen Inc.*	2,630,073
7,150	Cooper Cos., Inc.	1,648,218
13,577	Cutera Inc.*	611,644
18,236	Inogen Inc.*	2,203,273
37,842	Intersect ENT Inc.*	1,394,478
31,646	iRhythm Technologies Inc.*	1,966,799
61,523	OrthoPediatrics Corp.*	1,085,881
42,279	Patterson Cos., Inc.	1,335,171
48,213	Sientra Inc.*(a)	460,434
87,680	Tactile Systems Technology Inc.*(a)	2,837,325
68,600	Zimmer Biomet Holdings Inc.	7,974,750

	Total Healthcare-Products.	24,148,046

Healthcare-Services - 2.1%
16,245	Charles River Laboratories International Inc.*	1,731,879
41,572	Encompass Health Corp.	2,214,125
55,295	Envision Healthcare Corp.*	2,128,857
28,000	Humana Inc.	7,610,960

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER NON-CYCLICAL - 15.9% - (continued)
Healthcare-Services - 2.1% - (continued)
82,359	Natera Inc.*	$741,231
22,840	Teladoc Inc.*(a)	915,884

	Total Healthcare-Services	15,342,936

Pharmaceuticals - 3.7%
28,524	Aclaris Therapeutics Inc.*	568,769
36,899	Adamas Pharmaceuticals Inc.*(a)	902,180
68,500	AmerisourceBergen Corp., Class A Shares	6,518,460
209,969	Array BioPharma Inc.*	3,636,663
60,286	Clementia Pharmaceuticals Inc.*	960,959
85,819	CTI BioPharma Corp.*	344,992
87,545	Foamix Pharmaceuticals Ltd.*(a)(b)	520,893
38,061	Global Blood Therapeutics Inc.*	2,232,278
25,896	MyoKardia Inc.*	1,507,147
34,929	Optinose Inc.*(a)	618,593
72,600	Perrigo Co. PLC	5,913,996
65,593	Prestige Brands Holdings Inc.*	2,217,043

	Total Pharmaceuticals	25,941,973

	TOTAL CONSUMER NON-CYCLICAL	111,604,278

ENERGY - 6.0%
Energy-Alternate Sources - 0.3%
35,267	SolarEdge Technologies Inc.*	1,765,113

Oil & Gas - 3.8%
82,300	Anadarko Petroleum Corp.	4,694,392
46,500	Andeavor	4,167,330
169,400	Cabot Oil & Gas Corp.	4,092,704
92,251	Callon Petroleum Co.*	975,093
63,375	Carrizo Oil & Gas Inc.*	890,419
40,766	Murphy USA Inc.*	3,061,934
176,400	Noble Energy Inc.	5,262,012
133,000	Patterson-UTI Energy Inc.	2,403,310
131,510	SRC Energy Inc.*	1,166,494

	Total Oil & Gas	26,713,688

Oil & Gas Services - 1.1%
88,800	Baker Hughes a GE Co.	2,344,320
14,400	Core Laboratories NV(a)	1,482,624
57,640	Liberty Oilfield Services Inc., Class A Shares*(a)	1,071,528
22,282	Mammoth Energy Services Inc.*	583,343
39,421	Select Energy Services Inc., Class A Shares*	566,085
108,432	Solaris Oilfield Infrastructure Inc., Class A Shares*	1,824,911

	Total Oil & Gas Services	7,872,811

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Small-Mid Cap Equity Fund

Shares/Units	Security	Value
ENERGY - 6.0% - (continued)
Pipelines - 0.8%
198,500	Williams Cos., Inc.	$5,510,360

	TOTAL ENERGY	41,861,972

FINANCIAL - 18.7%
Banks - 7.1%
45,325	Bank of NT Butterfield & Son Ltd.	2,067,273
60,836	BankUnited Inc.	2,446,824
31,606	Chemical Financial Corp.	1,744,335
24,215	Eagle Bancorp Inc.*	1,478,326
105,000	First Horizon National Corp.	2,000,250
108,900	First Republic Bank	10,105,920
189,348	FNB Corp.	2,654,659
29,773	IBERIABANK Corp.	2,405,658
73,781	Live Oak Bancshares Inc.	1,925,684
214,986	MB Financial Inc.	8,816,576
103,800	Pinnacle Financial Partners Inc.	6,700,290
22,840	Preferred Bank	1,423,617
71,390	Sterling Bancorp Inc.	999,460
68,852	TCF Financial Corp.	1,535,400
27,024	TriState Capital Holdings Inc.*	603,986
31,326	Triumph Bancorp Inc.*	1,282,800
60,989	Univest Corp. of Pennsylvania	1,671,099

	Total Banks	49,862,157

Diversified Financial Services - 1.2%
19,794	Affiliated Managers Group Inc.	3,748,192
28,344	Blackhawk Network Holdings Inc., Class A Shares*	1,268,394
17,407	Federated Investors Inc., Class B Shares	567,120
84,808	Synchrony Financial	3,086,163

	Total Diversified Financial Services	8,669,869

Equity Real Estate Investment Trusts (REITs) - 5.8%
196,600	American Campus Communities Inc.	7,171,968
318,500	American Homes 4 Rent, Class A Shares	6,112,015
74,295	Blackstone Mortgage Trust Inc., Class A Shares	2,306,860
73,874	Columbia Property Trust Inc.	1,538,795
55,058	Corporate Office Properties Trust	1,374,248
454,385	Cousins Properties Inc.	3,789,571
61,300	CyrusOne Inc.	3,058,870
37,427	Education Realty Trust Inc.	1,165,477
91,794	Lexington Realty Trust	730,680
385,727	Medical Properties Trust Inc.	4,729,013
304,700	Retail Opportunity Investments Corp.	5,228,652
82,912	Weyerhaeuser Co.	2,904,407

	Total Equity Real Estate Investment Trusts (REITs)	40,110,556

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIAL - 18.7% - (continued)
Insurance - 3.7%
19,079	Hanover Insurance Group Inc.	$2,058,815
97,465	Hartford Financial Services Group Inc.	5,151,025
17,149	Kinsale Capital Group Inc.	840,301
98,775	National General Holdings Corp.	2,269,849
110,514	NMI Holdings Inc., Class A Shares*	2,193,703
71,600	Progressive Corp.	4,122,728
27,070	Validus Holdings Ltd.	1,831,015
26,283	Willis Towers Watson PLC	4,150,086
78,400	XL Group Ltd.	3,317,104

	Total Insurance	25,934,626

Private Equity - 0.2%
126,999	Hercules Capital Inc.	1,530,338

Savings & Loans - 0.7%
28,048	Banc of California Inc.(a)	559,558
15,905	Meta Financial Group Inc.	1,708,197
120,872	Sterling Bancorp	2,810,274

	Total Savings & Loans	5,078,029

	TOTAL FINANCIAL	131,185,575

INDUSTRIAL - 10.8%
Aerospace/Defense - 0.3%
90,924	Kratos Defense & Security Solutions Inc.*	1,095,634
27,092	Triumph Group Inc.	757,221

	Total Aerospace/Defense	1,852,855

Building Materials - 1.7%
38,900	Martin Marietta Materials Inc.	7,932,877
14,195	Masonite International Corp.*	866,605
52,002	NCI Building Systems Inc.*	847,633
19,876	Patrick Industries Inc.*	1,221,380
49,134	PGT Innovations Inc.*	859,845

	Total Building Materials	11,728,340

Electrical Components & Equipment - 1.7%
104,634	Energizer Holdings Inc.	5,700,460
28,684	Generac Holdings Inc.*	1,275,864
37,800	Hubbell Inc., Class B Shares	4,953,690

	Total Electrical Components & Equipment	11,930,014

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIAL - 10.8% - (continued)
Electronics - 0.2%
18,917	Control4 Corp.*	$454,765
50,966	Stoneridge Inc.*	1,109,020

	Total Electronics	1,563,785

Engineering & Construction - 0.3%
16,585	EMCOR Group Inc.	1,265,601
11,323	NV5 Global Inc.*	489,720
62,837	Sterling Construction Co., Inc.*	759,071

	Total Engineering & Construction	2,514,392

Environmental Control – 0.9%
35,072	Casella Waste Systems Inc., Class A Shares*	891,530
23,435	Clean Harbors Inc.*	1,170,110
55,275	Republic Services Inc., Class A Shares	3,713,375
14,525	Tetra Tech Inc.	710,999

	Total Environmental Control	6,486,014

Hand/Machine Tools - 0.5%
91,583	Milacron Holdings Corp.*	1,962,624
21,635	Regal Beloit Corp.	1,564,210

	Total Hand/Machine Tools	3,526,834

Machinery-Diversified - 0.6%
21,193	Altra Industrial Motion Corp.	919,776
5,057	Cactus Inc., Class A Shares*	124,453
27,022	Columbus McKinnon Corp.	959,281
25,424	Ichor Holdings Ltd.*(a)	656,956
11,002	Kadant Inc.	1,049,591
7,500	Xylem Inc.	559,350

	Total Machinery-Diversified	4,269,407

Metal Fabricate/Hardware - 0.2%
55,718	TriMas Corp.*	1,443,096

Miscellaneous Manufacturers - 2.7%
39,658	Actuant Corp., Class A Shares	900,237
34,863	Axon Enterprise Inc.*	1,214,278
30,500	Crane Co.	2,815,455
28,100	Dover Corp.	2,812,810
21,540	EnPro Industries Inc.	1,560,788
25,633	Hexcel Corp.	1,724,588
46,500	Ingersoll-Rand PLC	4,129,200
33,510	ITT Inc.	1,681,532
20,068	Standex International Corp.	1,928,535

	Total Miscellaneous Manufacturers	18,767,423

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIAL - 10.8% - (continued)
Packaging & Containers - 0.9%
45,189	Owens-Illinois Inc.*	$974,275
82,312	Sealed Air Corp.	3,487,559
35,410	Silgan Holdings Inc.	1,007,415
18,697	Sonoco Products Co.	896,895

	Total Packaging & Containers	6,366,144

Transportation - 0.8%
45,570	Air Transport Services Group Inc.*	1,206,238
19,765	GasLog Ltd.	326,122
11,121	Saia Inc.*	807,941
119,575	Schneider National Inc., Class B Shares	3,092,209

	Total Transportation	5,432,510

	TOTAL INDUSTRIAL	75,880,814

TECHNOLOGY - 7.0%
Computers - 2.0%
8,666	CACI International Inc., Class A Shares*	1,291,668
61,193	CSRA Inc.	2,480,152
56,103	Diebold Nixdorf Inc.	880,817
17,698	ForeScout Technologies Inc.*	527,046
239,714	Hewlett Packard Enterprise Co.	4,456,283
53,144	PlayAGS Inc.*	1,100,612
79,533	USA Technologies Inc.*	648,194
17,071	Varonis Systems Inc.*	958,537
37,421	Virtusa Corp.*	1,785,730

	Total Computers	14,129,039

Semiconductors - 3.2%
85,665	Adesto Technologies Corp.*	552,539
50,200	Analog Devices Inc.	4,525,530
281,300	Cypress Semiconductor Corp.	4,914,311
150,471	MACOM Technology Solutions Holdings Inc.*(a)	3,211,051
30,347	Nova Measuring Instruments Ltd.*	831,204
23,176	Semtech Corp.*	779,873
93,411	SMART Global Holdings Inc.*	3,243,230
60,600	Xilinx Inc.	4,317,750

	Total Semiconductors	22,375,488

Software - 1.8%
81,534	Altair Engineering Inc., Class A Shares*	2,145,975
51,522	Alteryx Inc., Class A Shares*	1,761,537
75,044	Asure Software Inc.*(a)	1,069,377
73,116	Everbridge Inc.*	2,333,132

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Small-Mid Cap Equity Fund

Shares/Units	Security	Value
TECHNOLOGY - 7.0% - (continued)
Software - 1.8% - (continued)
46,471	Five9 Inc.*	$1,410,860
25,979	Instructure Inc.*	1,127,488
30,072	Talend SA, ADR*	1,415,790
36,705	Upland Software Inc.*	875,781

	Total Software	12,139,940

	TOTAL TECHNOLOGY	48,644,467

UTILITIES - 4.0%
Electric - 4.0%
16,409	Black Hills Corp.	833,413
93,500	CMS Energy Corp.	3,969,075
193,238	FirstEnergy Corp.	6,247,385
180,100	Great Plains Energy Inc.	5,249,915
27,812	Hawaiian Electric Industries Inc.	916,683
13,581	IDACORP Inc.	1,100,740
45,796	Portland General Electric Co.	1,819,475
144,900	PPL Corp.	4,151,385
88,200	Xcel Energy Inc.	3,817,296

	Total Electric	28,105,367

	TOTAL UTILITIES	28,105,367

	TOTAL COMMON STOCKS (Cost - $497,116,792)	528,729,180

EXCHANGE TRADED FUNDS (ETFs) - 21.8%
461,219	iShares Core S&P Mid-Cap	85,998,895
882,978	iShares Core S&P Small-Cap	66,876,753

	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost - $140,668,681)	152,875,648

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $637,785,473)	681,604,828

Face Amount
SHORT-TERM INVESTMENTS - 2.8%
TIME DEPOSITS - 2.8%
$ 11,479,283	ANZ National Bank - London, 0.780% due 3/1/18	11,479,283
335,970	Banco Santander SA - Frankfurt, 0.780% due 3/1/18.	335,970
5,461,644	BNP Paribas - Paris, 0.780% due 3/1/18	5,461,644
490	Brown Brothers Harriman - Grand Cayman, 0.780% due 3/1/18	490
2,554,006	Wells Fargo - Grand Cayman, 0.780% due 3/1/18.	2,554,006

	TOTAL TIME DEPOSITS (Cost - $19,831,393)	19,831,393

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Small-Mid Cap Equity Fund

Face Amount	Security	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.5%
MONEY MARKET FUND - 2.5%
$ 17,329,790	Federated Government Obligations Fund, Premier Class(c) (Cost - $17,329,790)	$17,329,790

	TOTAL INVESTMENTS - 102.6% (Cost - $674,946,656#)	718,766,011

	Liabilities in Excess of Other Assets - (2.6)%	(17,921,006)

	TOTAL NET ASSETS - 100.0%	$700,845,005

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 5).
(b)	Illiquid security.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $676,425,510.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
PLC	—	Public Limited Company

Summary of Investments by Security Sector^ (unaudited)
Financial	18.3%
Consumer Non-cyclical	15.5
Industrial	10.6
Technology	6.8
Consumer Cyclical	6.3
Energy	5.8
Communications	4.0
Utilities	3.9
Basic Materials	2.3
Exchange Traded Funds (ETFs)	21.3
Short-Term Investments	2.8
Money Market Fund	2.4

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations International Equity Fund

Shares/Units	Security	Value
COMMON STOCKS - 75.5%
Argentina - 0.6%
26,556	Banco Macro SA, ADR	$3,003,749
98,712	Loma Negra Cia Industrial Argentina SA, ADR*	2,148,961
173,184	YPF SA, ADR	4,002,282

	Total Argentina	9,154,992

Australia - 1.7%
316,912	Amcor Ltd.	3,406,365
357,802	Brambles Ltd.	2,657,027
341,244	BWX Ltd.	1,311,870
347,556	DuluxGroup Ltd.	2,061,552
688,839	Nanosonics Ltd.*	1,399,505
93,078	Orica Ltd.	1,341,343
632,230	Pro Medicus Ltd.	4,056,886
1,004,350	South32 Ltd.	2,568,743
516,076	Webjet Ltd.	4,731,143

	Total Australia	23,534,434

Austria - 0.4%
106,383	Erste Group Bank AG*	5,403,033

Belgium - 0.2%
27,321	Anheuser-Busch InBev SA	2,900,868

Bermuda - 0.2%
81,244	Hiscox Ltd.	1,549,597
76,100	Liberty Latin America Ltd., Class C Shares*	1,556,245

	Total Bermuda	3,105,842

Brazil - 1.8%
372,550	B3 SA - Brasil Bolsa Balcao	2,938,196
348,543	BB Seguridade Participacoes SA	3,122,242
268,657	Kroton Educacional SA	1,281,879
220,630	Linx SA	1,289,074
119,829	Pagseguro Digital Ltd., Class A Shares*	3,863,287
266,819	Petroleo Brasileiro SA, ADR*	3,746,139
671,663	Rumo SA*	2,944,276
162,444	Smiles Fidelidade SA	4,214,493
175,561	TOTVS SA	1,650,495

	Total Brazil	25,050,081

Canada - 1.3%
43,174	Alimentation Couche-Tard Inc., Class B Shares	2,099,638
104,800	Canadian Natural Resources Ltd.	3,247,174
10,900	Canadian Pacific Railway Ltd.	1,949,918

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations International Equity Fund

Shares/Units	Security	Value
Canada - 1.3% - (continued)
201,726	Computer Modelling Group Ltd.	$1,412,035
43,111	Equitable Group Inc.	2,064,314
5,709	Fairfax Financial Holdings Ltd.	2,790,909
41,031	Magna International Inc.	2,255,474
141,178	Seven Generations Energy Ltd., Class A Shares*	1,650,690
33,800	TransCanada Corp.	1,460,836

	Total Canada	18,930,988

China - 7.3%
84,348	Alibaba Group Holding Ltd., ADR*	15,700,537
25,807	Baidu Inc., ADR*	6,512,138
54,605	Bitauto Holdings Ltd., ADR*(a)	1,550,236
4,909,622	China Construction Bank Corp., Class H Shares(b)	5,049,286
939,705	China Everbright Ltd.	2,049,483
1,776,418	China Mengniu Dairy Co., Ltd.	5,822,437
301,747	China Mobile Ltd.	2,807,198
853,511	CSPC Pharmaceutical Group Ltd.	1,944,490
43,628	Ctrip.com International Ltd., ADR*	2,006,015
183,600	Gree Electric Appliances Inc. of Zhuhai, Class A Shares	1,480,361
1,204,337	Haitong Securities Co., Ltd., Class H Shares(b)	1,712,966
494,023	Hangzhou Hikvision Digital Technology Co., Ltd., Class A Shares	3,281,304
114,998	Han’s Laser Technology Industry Group Co., Ltd., Class A Shares	1,019,758
2,040,000	Industrial & Commercial Bank of China Ltd., Class H Shares(b)	1,741,444
684,593	Kangde Xin Composite Material Group Co., Ltd., Class A Shares(c)	2,138,424
3,547,761	Kingdee International Software Group Co., Ltd.*	2,524,391
23,553	Kweichow Moutai Co., Ltd., Class A Shares	2,688,628
426,736	Midea Group Co., Ltd., Class A Shares	3,654,201
36,628	Momo Inc., ADR*	1,210,555
261,811	Shenzhou International Group Holdings Ltd.	2,572,601
510,332	Sinopharm Group Co., Ltd., Class H Shares(b)	2,248,168
133,112	Sunny Optical Technology Group Co., Ltd.	2,210,132
102,946	TAL Education Group, ADR	3,887,241
322,041	Tencent Holdings Ltd.	17,661,941
3,292,683	WH Group Ltd.(e)	4,052,790
1,962,000	Yihai International Holding Ltd.	2,612,080
164,642	Yunnan Baiyao Group Co., Ltd., Class A Shares	2,407,458

	Total China	102,546,263

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations International Equity Fund

Shares/Units	Security	Value
Denmark - 0.5%
3,587	Genmab AS*	$729,319
51,746	GN Store Nord AS	1,781,969
13,786	Jyske Bank AS, Class Registered Shares	812,142
49,904	Royal Unibrew AS	3,058,790
18,282	Sydbank AS	714,348

	Total Denmark	7,096,568

Egypt - 0.1%
8,206,304	Cleopatra Hospital*	1,930,290

Finland - 0.3%
63,698	Sampo OYJ, Class A Shares	3,601,963
9,734	Wartsila OYJ Abp	683,416

	Total Finland	4,285,379

France - 3.9%
23,478	Air Liquide SA	2,934,017
17,816	Airbus SE	2,122,395
21,966	Akka Technologies	1,495,813
16,110	Aubay	737,950
34,222	BNP Paribas SA	2,705,906
85,938	Danone SA	6,856,498
1,745	Dassault Aviation SA	3,028,173
27,222	Dassault Systemes SE	3,522,117
38,674	Esker SA	2,454,389
8,143	Infotel SA	552,089
38,711	Lectra	1,090,998
46,915	Legrand SA	3,676,296
12,446	L’Oreal SA	2,682,434
26,883	MGI Digital Graphic Technology*	1,914,340
42,000	Pernod Ricard SA	6,898,294
76,895	Schneider Electric SE*	6,660,247
41,782	Thales SA	4,658,810
27,694	TOTAL SA	1,581,133

	Total France	55,571,899

Germany - 5.4%
16,563	Aumann AG*	1,235,317
77,764	Bayer AG, Class Registered Shares	9,118,913
8,038	Beiersdorf AG	883,091
34,053	Brenntag AG	2,128,862
24,149	CANCOM SE	2,341,058
19,724	Corestate Capital Holding SA	1,246,887

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations International Equity Fund

Shares/Units	Security	Value
Germany - 5.4% - (continued)
112,502	Deutsche Wohnen SE	$4,655,377
56,247	Fresenius SE & Co. KGaA	4,598,759
63,395	GEA Group AG	3,010,901
47,953	Henkel AG & Co. KGaA	6,388,483
24,957	Hypoport AG*	4,024,441
198,000	Infineon Technologies AG	5,383,375
13,237	Isra Vision AG	3,207,464
16,548	LEG Immobilien AG	1,724,077
8,363	Linde AG*	1,881,225
26,356	Merck KGaA	2,641,037
50,497	Nexus AG	1,547,518
61,971	Scout24 AG(e)	2,726,905
44,561	Symrise AG	3,622,774
63,292	TAG Immobilien AG	1,202,556
523,788	Telefonica Deutschland Holding AG	2,420,224
60,178	va-Q-tec AG*	1,277,112
106,631	Vonovia SE	4,863,980
15,924	Wirecard AG	1,910,922
8,571	XING SE	2,671,620

	Total Germany	76,712,878

Greece - 0.2%
134,677	Sarantis SA	2,459,411

Hong Kong - 2.3%
773,800	AIA Group Ltd.	6,425,201
664,000	China Overseas Land & Investment Ltd.	2,304,679
511,000	CK Hutchison Holdings Ltd.	6,368,165
716,200	Esprit Holdings Ltd.*	281,005
62,900	Jardine Matheson Holdings Ltd.	4,099,423
2,051,710	Man Wah Holdings Ltd.	1,894,848
2,525,423	Sino Biopharmaceutical Ltd.	4,722,079
406,711	Techtronic Industries Co., Ltd.	2,521,210
5,711,322	Tongda Group Holdings Ltd.	1,370,595
142,783	Tongda Hong Tai Holdings Ltd.*(c)(d)	—
1,068,000	Vitasoy International Holdings Ltd.	2,776,723

	Total Hong Kong	32,763,928

India - 5.5%
609,665	Allcargo Logistics Ltd.	1,655,836
117,805	Amara Raja Batteries Ltd.	1,478,703
395,319	Axis Bank Ltd.	3,138,369
474,427	Berger Paints India Ltd.	1,812,150

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations International Equity Fund

Shares/Units	Security	Value
India - 5.5% - (continued)
35,298	Britannia Industries Ltd.	$2,673,764
466,648	Byke Hospitality Ltd.	1,216,630
244,590	Can Financial Homes Ltd.	2,000,585
578,260	Coal India Ltd.	2,744,877
125,399	Divi’s Laboratories Ltd.	1,955,523
536,763	Edelweiss Financial Services Ltd.	2,177,700
531,649	Exide Industries Ltd.	1,680,536
200,413	Gulf Oil Lubricants India Ltd.	3,051,012
325,056	Housing Development Finance Corp., Ltd	8,888,617
29,017	Infosys Ltd.	517,440
956,866	JM Financial Ltd.	2,147,490
536,317	JSW Steel Ltd.	2,540,696
198,811	Kotak Mahindra Bank Ltd.	3,287,638
275,751	Manpasand Beverages Ltd.	1,588,346
28,427	Maruti Suzuki India Ltd.	3,832,460
192,207	MAS Financial Services Ltd.	1,732,443
222,654	Max Financial Services Ltd.*	1,667,519
452,804	Motherson Sumi Systems Ltd.	2,284,245
1,540,838	NTPC Ltd.	3,846,009
518,544	Power Grid Corp. of India Ltd.	1,565,565
52,485	PVR Ltd.	1,066,803
238,980	SBI Life Insurance Co., Ltd.*(e)	2,521,207
182,449	Sun TV Network Ltd.	2,571,397
137,648	Supreme Industries Ltd.	2,499,765
87,996	Tata Chemicals Ltd.	946,975
204,632	Tata Communications Ltd.	1,992,068
859,673	Tata Global Beverages Ltd.	3,565,817
158,987	Vakrangee Ltd.	385,882
9,226	V-Mart Retail Ltd.	226,348
280,737	Wipro Ltd.	1,254,198
139,386	Zee Entertainment Enterprises Ltd.	1,200,980

	Total India	77,715,593

Indonesia - 1.1%
28,509,200	Ace Hardware Indonesia Tbk PT	2,759,542
2,102,600	Bank Central Asia Tbk PT	3,532,987
3,486,243	Bank Negara Indonesia Persero Tbk PT	2,453,361
10,579,395	Kimia Farma Persero Tbk PT	1,838,774
18,123,011	Nippon Indosari Corpindo Tbk PT	1,620,042
7,414,710	Sarana Menara Nusantara Tbk PT, (Restricted)(d)	1,924,323
3,099,837	Tower Bersama Infrastructure Tbk PT	1,263,511

	Total Indonesia	15,392,540

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations International Equity Fund

Shares/Units	Security	Value
Ireland - 0.3%
32,672	Bank of Ireland Group PLC*	$306,132
29,350	Kerry Group PLC, Class A Shares	2,904,972
8,136	Ryanair Holdings PLC, ADR*	986,571

	Total Ireland	4,197,675

Isle of Man - 0.0%
18,302	Playtech PLC	196,786

Israel - 0.3%
13,853	Check Point Software Technologies Ltd.*	1,439,188
37,941	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	2,148,923

	Total Israel	3,588,111

Italy - 0.4%
376,737	Banca Mediolanum SpA	3,389,107
135,985	Gruppo MutuiOnline SpA	2,149,918

	Total Italy	5,539,025

Japan - 12.3%
101,200	Arcland Service Holdings Co., Ltd.	2,156,217
240,300	Astellas Pharma Inc.	3,544,920
34,500	Bridgestone Corp.	1,532,059
110,000	Chiba Bank Ltd.	904,881
46,000	Chugai Pharmaceutical Co., Ltd.	2,375,665
7,300	CyberAgent Inc.	313,940
147,000	Daiwa Securities Group Inc.	979,282
45,600	Digital Arts Inc.	1,644,194
1,700	Disco Corp.	396,663
64,612	en-japan Inc.	3,619,812
82,485	Evolable Asia Corp.(a)	1,686,498
113,400	Fujitsu General Ltd.	2,158,707
7,100	Glory Ltd.	266,847
108,600	Hachijuni Bank Ltd.	653,530
18,200	Hirose Electric Co., Ltd.	2,695,285
273,865	Infomart Corp.	2,388,332
205,700	Inpex Corp.	2,458,006
64,100	Ito En Ltd.	2,680,777
34,400	Itokuro Inc.*(a)	2,226,611
214,500	Japan Material Co., Ltd.	2,989,175
103,060	Japan Property Management Center Co., Ltd.	1,700,281
213,500	Japan Tobacco Inc.	6,084,218
53,300	Kansai Paint Co., Ltd.	1,337,498
90,700	Kao Corp.	6,625,573

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations International Equity Fund

Shares/Units	Security	Value
Japan - 12.3% - (continued)
163,200	KDDI Corp.	$4,008,992
43,900	Kobayashi Pharmaceutical Co., Ltd.	2,846,748
32,900	Koito Manufacturing Co., Ltd.	2,270,394
3,800	Kose Corp.	710,515
82,900	Kotobuki Spirits Co., Ltd.	4,780,960
42,300	Kusuri no Aoki Holdings Co., Ltd.	2,503,058
59,217	M&A Capital Partners Co., Ltd.*(a)	4,634,908
13,300	Mabuchi Motor Co., Ltd.	682,177
182,900	Mebuki Financial Group Inc.	733,023
44,500	MISUMI Group Inc.	1,276,126
280,500	Mitsubishi Electric Corp.	4,726,081
427,000	Morningstar Japan KK(a)	1,662,276
15,300	Murata Manufacturing Co., Ltd.	2,131,735
56,300	Nihon Kohden Corp.	1,592,471
101,800	Nippon Telegraph & Telephone Corp.	4,714,612
10,200	Nissin Foods Holdings Co., Ltd.	696,199
88,800	Nomura Research Institute Ltd.	3,980,422
162,900	North Pacific Bank Ltd.	563,816
34,600	Obic Co., Ltd.	2,863,364
15,200	Olympus Corp.	608,863
42,500	Omron Corp.	2,499,163
206,200	Open Door Inc.*(a)	4,374,028
288,910	Prestige International Inc.	3,667,428
110,449	Rakus Co., Ltd.	3,371,153
116,800	Renesas Electronics Corp.*	1,338,080
54,900	Rohto Pharmaceutical Co., Ltd.	1,523,437
189,500	Santen Pharmaceutical Co., Ltd.	3,027,138
39,100	Secom Co., Ltd.	2,799,325
50,800	Seria Co., Ltd.	2,535,237
116,500	Seven & i Holdings Co., Ltd.	4,844,583
129,969	SMS Co., Ltd.	5,346,792
19,800	Sohgo Security Services Co., Ltd.	927,021
197,500	Sumitomo Corp.	3,469,490
45,400	Sumitomo Mitsui Financial Group Inc.	1,968,429
32,400	Suzuki Motor Corp.	1,851,876
61,600	Systena Corp.	2,624,833
73,500	Terumo Corp.	3,975,721
60,300	Tokio Marine Holdings Inc.	2,779,819
105,300	Tokyo Base Co., Ltd.*(a)	1,369,575
70,000	Toyo Suisan Kaisha Ltd.	2,735,306
33,900	USS Co., Ltd.	698,023
115,700	Vector Inc.(a)	2,446,480

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations International Equity Fund

Shares/Units	Security	Value
Japan - 12.3% - (continued)
549,700	Yahoo Japan Corp.(a)	$2,539,606
64,200	Yakuodo Co., Ltd.	2,095,240
9,700	Yamaha Corp.	428,625
83,500	Yamato Holdings Co., Ltd.	2,081,532
53,800	Yokogawa Electric Corp.	1,086,978
236,601	Yume No Machi Souzou Iinkai Co., Ltd.(a)	3,829,006

	Total Japan	173,639,635

Malaysia - 0.8%
10,587,947	7-Eleven Malaysia Holdings Bhd	4,097,338
1,507,600	Astro Malaysia Holdings Bhd	928,393
326,200	Carlsberg Brewery Malaysia Bhd	1,536,522
123,500	Dutch Lady Milk Industries Bhd	2,081,889
4,623,374	My EG Services Bhd	3,144,116

	Total Malaysia	11,788,258

Mexico - 1.4%
242,875	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, ADR .	1,717,126
34,799	Fomento Economico Mexicano SAB de CV, ADR	3,211,948
117,056	Gruma SAB de CV, Class B Shares	1,355,153
632,878	Grupo Lala SAB de CV, Class B Shares	925,000
602,528	Infraestructura Energetica Nova SAB de CV	2,844,903
1,389,800	Qualitas Controladora SAB de CV	3,656,340
923,180	Unifin Financiera SAB de CV SOFOM ENR	3,268,193
982,496	Wal-Mart de Mexico SAB de CV	2,299,675

	Total Mexico	19,278,338

Netherlands - 0.8%
80,826	Altice NV, Class A Shares*(a)	769,863
16,106	ASML Holding NV	3,146,365
11,542	Core Laboratories NV(a)	1,188,364
44,509	Heineken NV	4,628,951
113,263	ING Groep NV	1,985,660

	Total Netherlands	11,719,203

New Zealand - 0.3%
234,023	Freightways Ltd.	1,243,476
442,293	Restaurant Brands New Zealand Ltd.	2,296,436

	Total New Zealand	3,539,912

Nigeria - 0.0%
1,551,703	Lekoil Ltd., CDI*	382,886

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations International Equity Fund

Shares/Units	Security	Value
Norway - 0.1%
71,160	DNB ASA	$1,396,938

Pakistan - 0.3%
1,031,430	Hascol Petroleum Ltd.	2,511,005
358,700	PAK Suzuki Motor Co., Ltd.	1,537,447

	Total Pakistan	4,048,452

Panama - 0.2%
19,047	Copa Holdings SA, Class A Shares	2,589,821

Peru - 0.1%
4,703	Credicorp Ltd.	1,017,964

Philippines - 0.8%
2,889,435	Ayala Land Inc.	2,272,907
812,348	BDO Unibank Inc.	2,421,894
1,313,416	Concepcion Industrial Corp.	1,605,195
6,732,565	Metro Pacific Investments Corp.	725,331
168	Pepsi-Cola Products Philippines Inc.	10
2,195,455	Philippine Seven Corp.	4,937,765

	Total Philippines	11,963,102

Poland - 0.3%
29,772	AmRest Holdings SE*	3,710,536

Russia - 0.8%
323,848	Sberbank of Russia PJSC, ADR	6,561,245
98,180	Yandex NV, Class A Shares*	4,034,216

	Total Russia	10,595,461

Singapore - 0.3%
1,970,800	Riverstone Holdings Ltd.	1,543,399
94,000	Sea Ltd., ADR*	1,030,240
1,734,900	Sheng Siong Group Ltd.	1,221,365

	Total Singapore	3,795,004

South Africa - 1.4%
126,737	Bid Corp., Ltd	2,893,969
215,834	Bidvest Group Ltd.	4,073,908
1,091,315	FirstRand Ltd.	6,774,611
2,167,323	Italtile Ltd.	2,604,785
846,990	Peregrine Holdings Ltd.	1,625,111
44,283	Sasol Ltd.	1,545,044
27,586	Sasol Ltd., ADR	950,889

	Total South Africa	20,468,317

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations International Equity Fund

Shares/Units	Security	Value
South Korea - 2.4%
46,972	DIO Corp.*	$1,623,067
93,426	KB Financial Group Inc.	5,488,781
61,824	Kia Motors Corp.	1,951,470
1,928	LG Household & Health Care Ltd.	1,950,671
49,814	Minwise Co., Ltd.(a)	1,023,404
5,483	NAVER Corp.	4,036,977
4,868	Netmarble Games Corp.(e)	653,023
5,062	Samsung Electronics Co., Ltd.	10,950,747
16,775	Samsung Life Insurance Co., Ltd.	1,871,781
39,992	Shinhan Financial Group Co., Ltd.	1,731,728
51,391	TES Co., Ltd.	1,576,113
38,122	Vieworks Co., Ltd.	1,458,501

	Total South Korea	34,316,263

Spain - 1.1%
137,824	Amadeus IT Group SA	10,115,559
299,513	CaixaBank SA	1,455,258
177,448	Grifols SA, ADR	3,868,366

	Total Spain	15,439,183

Sweden - 1.2%
169,386	Essity AB, Class B Shares*	4,635,673
103,597	eWork Group AB	1,232,193
361,993	Fortnox AB	2,106,781
56,466	Hexagon AB, Class B Shares	3,291,264
120,801	HMS Networks AB	1,739,186
336,681	Svenska Handelsbanken AB, Class A Shares	4,619,853

	Total Sweden	17,624,950

Switzerland - 3.7%
22,936	Cie Financiere Richemont SA, Class Registered Shares	2,019,222
2,021	GAM Holding AG*	36,556
1,775	Geberit AG, Class Registered Shares	803,689
2,998	Givaudan SA, Class Registered Shares	6,837,890
65,775	Julius Baer Group Ltd.*	4,253,606
221,133	Nestle SA, Class Registered Shares	17,602,220
31,327	Roche Holding AG	7,263,749
4,953	Schindler Holding AG	1,160,287
1,307	SGS SA, Class Registered Shares	3,325,532
81	Sika AG	666,030
419,018	UBS Group AG, Class Registered Shares*	7,944,305

	Total Switzerland	51,913,086

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations International Equity Fund

Shares/Units	Security	Value
Taiwan - 2.9%
148,260	Advanced Ceramic X Corp.	$1,758,923
303,000	Delta Electronics Inc.	1,414,245
104,890	Eclat Textile Co., Ltd.	1,101,732
853,000	Far EasTone Telecommunications Co., Ltd.	2,137,228
132,642	Ginko International Co., Ltd.	949,039
475,000	Hota Industrial Manufacturing Co., Ltd.	2,066,964
232,754	Hu Lane Associate Inc.	1,117,935
13,000	Largan Precision Co., Ltd.	1,588,898
250,285	Makalot Industrial Co., Ltd.	1,156,335
170,400	Onyx Healthcare Inc.	903,569
82,820	Poya International Co., Ltd.	1,057,469
594,000	Taiwan Mobile Co., Ltd.	2,162,989
666,000	Taiwan Semiconductor Manufacturing Co., Ltd.	5,441,402
282,474	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	12,245,248
323,803	TCI Co., Ltd.	3,554,309
177,000	Voltronic Power Technology Corp.	2,994,627

	Total Taiwan	41,650,912

Thailand - 0.4%
116,198	Bangkok Bank PCL, Class F Shares	845,754
155,236	Bangkok Bank PCL, NVDR	1,035,751
810,600	CP ALL PCL, Class F Shares	2,148,733
6,961,100	Plan B Media PCL, Class F Shares(a)	1,403,270

	Total Thailand	5,433,508

Turkey - 0.2%
161,377	Logo Yazilim Sanayi Ve Ticaret AS*	2,323,139

United Arab Emirates - 0.2%
56,961	DP World Ltd.	1,393,730
648,496	First Abu Dhabi Bank PJSC	2,035,955

	Total United Arab Emirates	3,429,685

United Kingdom - 6.7%
19,456	accesso Technology Group PLC*	611,650
503,602	Advanced Medical Solutions Group PLC	2,248,412
32,300	AstraZeneca PLC, ADR	1,072,037
85,583	Avon Rubber PLC(a)	1,392,490
156,330	BAE Systems PLC	1,238,581
185,140	British American Tobacco PLC	10,875,849
110,027	Bunzl PLC	2,955,638
90,194	Burberry Group PLC	1,898,272
81,013	Capita PLC	195,319

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations International Equity Fund

Shares/Units	Security	Value
United Kingdom - 6.7% - (continued)
589,280	Clipper Logistics PLC	$3,266,528
255,129	Compass Group PLC	5,427,148
893,320	ConvaTec Group PLC(e)	2,523,050
9,842	Croda International PLC	623,304
140,886	Diageo PLC	4,775,792
83,487	Experian PLC	1,782,681
416,458	GB Group PLC	2,434,001
47,752	Gear4Music Holdings PLC*	426,770
159,313	Halma PLC	2,631,910
754,788	Horizon Discovery Group PLC*	1,886,451
96,740	IG Group Holdings PLC	1,070,355
150,433	IMI PLC	2,524,492
28,811	Intertek Group PLC	1,944,674
66,440	Jardine Lloyd Thompson Group PLC	1,206,846
49,351	Liberty Global PLC, Class C Shares*	1,482,011
21,100	LivaNova PLC*	1,893,514
44,002	London Stock Exchange Group PLC	2,435,309
248,727	Patisserie Holdings PLC	1,212,567
118,598	Prudential PLC	2,968,469
217,595	Purplebricks Group PLC*(a)	1,312,998
110,702	Reckitt Benckiser Group PLC	8,778,404
90,228	RELX NV	1,848,117
129,621	Rentokil Initial PLC	515,335
268,459	Sanne Group PLC	2,380,295
354,738	Smart Metering Systems PLC	3,474,855
93,986	Smith & Nephew PLC	1,632,944
48,023	Spectris PLC	1,794,998
33,118	Spirax-Sarco Engineering PLC	2,597,001
826,952	Tullow Oil PLC*	2,063,596
1,259,463	Vodafone Group PLC	3,526,896

	Total United Kingdom	94,929,559

United States - 3.0%
28,609	Analog Devices Inc.	2,579,101
20,849	ANSYS Inc.*	3,334,589
3,095	Booking Holdings Inc.*	6,295,354
137,463	Cadence Design Systems Inc.*	5,329,440
84,509	Colgate-Palmolive Co., (Restricted)	5,828,586
26,561	DENTSPLY SIRONA Inc.	1,489,010
20,500	Mastercard Inc., Class A Shares	3,603,080
17,931	Nordson Corp.	2,404,009
3,156	NVIDIA Corp.	763,752

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations International Equity Fund

Shares/Units		Security	Value
United States - 3.0% - (continued)
20,272		Philip Morris International Inc.	$2,099,165
99,080		Shire PLC	4,233,456
36,099		Texas Instruments Inc.	3,911,327

		Total United States	41,870,869

		TOTAL COMMON STOCKS (Cost - $930,668,885)	1,066,941,565

EXCHANGE TRADED FUNDS (ETFs) - 21.3%
United States - 21.3%
2,818,702		iShares Core MSCI EAFE	186,428,951
1,972,117		iShares Core MSCI Emerging Markets	114,244,738

		Total United States	300,673,689

		TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost - $259,001,889)	300,673,689

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,189,670,774)	1,367,615,254

Face Amount†
SHORT-TERM INVESTMENTS - 3.2%
TIME DEPOSITS - 2.7%
$ 4,618,437		ANZ National Bank - London, 0.780% due 3/1/18	4,618,437
10,859,589		Banco Santander SA - Frankfurt, 0.780% due 3/1/18	10,859,589
11,889,724		BNP Paribas - Paris, 0.780% due 3/1/18	11,889,724
		Brown Brothers Harriman - Grand Cayman:
4,740	EUR	(0.580)% due 3/1/18	5,783
4	GBP	0.230% due 3/1/18	5
5,336	HKD	0.340% due 3/1/18	682
5	CAD	0.550% due 3/1/18	4
90	AUD	0.630% due 3/1/18	70
2,444		0.780% due 3/1/18	2,444
4	NZD	0.900% due 3/1/18	2
3,898	ZAR	5.700% due 3/1/18	330
		Citibank - London:
75,353	EUR	(0.580)% due 3/1/18	91,931
165,690	GBP	0.230% due 3/1/18	228,147
10,277,360		JPMorgan Chase & Co. - New York, 0.780% due 3/1/18	10,277,360
39,610,569	JPY	Sumitomo Mitsui Banking Corp. - Tokyo, (0.310)% due 3/1/18	371,250

		TOTAL TIME DEPOSITS (Cost - $38,345,758)	38,345,758

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations International Equity Fund

Face Amount†	Security	Value
U.S. GOVERNMENT AGENCY - 0.5%
$ 6,638,000	Federal Home Loan Bank (FHLB) Discount Notes, 0.900% due 3/1/18(f) (Cost - $6,638,000)	$6,638,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $44,983,758)	44,983,758

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.4%
MONEY MARKET FUND - 1.4%
19,777,529	Federated Government Obligations Fund, Premier Class(g) (Cost - $19,777,529)	19,777,529

	TOTAL INVESTMENTS - 101.4% (Cost - $1,254,432,061#)	1,432,376,541

	Liabilities in Excess of Other Assets - (1.4)%	(19,811,366)

	TOTAL NET ASSETS - 100.0%	$1,412,565,175

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 5).
(b)	Security trades on the Hong Kong exchange.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(d)	Illiquid security.
(e)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2018, amounts to approximately $12,476,975 and represents 0.88% of net assets.
(f)	Rate shown represents yield-to-maturity.
(g)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,255,959,221.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
CDI	—	Clearing House Electronics Systems (CHESS) Depositary Interest
NVDR	—	Non Voting Depository Receipts
PCL	—	Public Company Limited
PLC	—	Public Limited Company

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations International Equity Fund

Summary of Investments by Security Sector^ (unaudited)
Consumer Non-cyclical	20.9%
Financial	13.6
Communications	10.5
Industrial	8.5
Technology	8.3
Consumer Cyclical	7.4
Basic Materials	2.1
Energy	1.9
Diversified	0.7
Utilities	0.6
Exchange Traded Funds (ETFs)	21.0
Short-Term Investments	3.1
Money Market Fund	1.4

100.0%

^	As a percentage of total investments.

At February 28, 2018, Destinations International Equity Fund had open forward foreign currency contracts as described below.

The unrealized appreciation/(depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
British Pound	1,139,000	BOA	$1,569,216	3/15/18	$15,975	$—	$15,975
Japanese Yen	256,289,000	BCLY	2,404,153	3/15/18	—	(42,853)	(42,853)
Japanese Yen	205,000,000	MSC	1,945,856	8/22/18	7,389	—	7,389
Japanese Yen	955,995,000	SSB	9,074,977	8/23/18	—	(45,466)	(45,466)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts					$23,364	$(88,319)	$(64,955)

Currency Abbreviations used in this schedule:

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
NZD	—	New Zealand Dollar
ZAR	—	South African Rand

Counterparty Abbreviations used in this schedule:

BOA	—	Bank of America
BCLY	—	Barclays Bank PLC
MSC	—	Morgan Stanley
SSB	—	State Street Bank and Trust Co.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Equity Income Fund

Shares/Units	Security	Value
COMMON STOCKS - 76.8%
BASIC MATERIALS - 1.6%
Chemicals - 1.4%
47,132	DowDuPont Inc.	$3,313,380
21,351	Nutrien Ltd.*	1,051,537

	Total Chemicals	4,364,917

Iron/Steel - 0.2%
21,525	ThyssenKrupp AG	586,134

	TOTAL BASIC MATERIALS	4,951,051

COMMUNICATIONS - 13.2%
Telecommunications - 13.2%
319,904	AT&T Inc.	11,612,515
168,472	BCE Inc.	7,353,428
38,790	CenturyLink Inc.	685,420
148,881	Cisco Systems Inc.	6,666,891
212,997	Nokia OYJ	1,248,090
54,752	Orange SA	931,156
146,616	Verizon Communications Inc.	6,999,448
1,961,489	Vodafone Group PLC	5,503,027
45,423	Vodafone Group PLC, ADR	1,285,925

	Total Telecommunications	42,285,900

	TOTAL COMMUNICATIONS	42,285,900

CONSUMER CYCLICAL - 3.4%
Airlines - 0.2%
7,843	Alaska Air Group Inc.	505,873

Auto Manufacturers - 0.4%
128,229	Ford Motor Co.	1,360,510

Home Furnishings - 0.5%
8,621	Whirlpool Corp.	1,400,309

Lodging - 0.8%
35,337	Las Vegas Sands Corp.	2,572,887

Retail - 1.5%
10,162	Kohl’s Corp.	671,607
16,301	Nordstrom Inc.	836,404
45,110	Target Corp.	3,401,745

	Total Retail	4,909,756

	TOTAL CONSUMER CYCLICAL	10,749,335

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Equity Income Fund

Shares/Units	Security	Value
CONSUMER NON-CYCLICAL - 20.5%
Agriculture - 9.1%
133,218	Altria Group Inc.	$8,386,073
35,500	British American Tobacco PLC	2,099,715
143,618	Imperial Brands PLC	5,179,198
130,629	Philip Morris International Inc.	13,526,633

	Total Agriculture	29,191,619

Beverages - 2.1%
142,450	Coca-Cola Co.	6,156,689
4,725	PepsiCo Inc.	518,474

	Total Beverages	6,675,163

Cosmetics/Personal Care - 1.0%
40,949	Procter & Gamble Co.	3,215,315

Food - 0.5%
32,550	General Mills Inc.	1,645,403

Household Products/Wares - 0.6%
16,325	Kimberly-Clark Corp.	1,810,769

Pharmaceuticals - 7.2%
41,582	AbbVie Inc.	4,816,443
50,525	AstraZeneca PLC	3,321,987
169,450	GlaxoSmithKline PLC	3,050,014
3,907	Johnson & Johnson	507,441
78,699	Merck & Co., Inc.	4,267,060
111,591	Pfizer Inc.	4,051,869
37,200	Sanofi	2,951,321

	Total Pharmaceuticals	22,966,135

	TOTAL CONSUMER NON-CYCLICAL	65,504,404

ENERGY - 12.1%
Oil & Gas - 11.9%
537,175	BP PLC	3,514,509
86,318	BP PLC, ADR	3,354,318
82,885	Chevron Corp.	9,276,489
36,850	ConocoPhillips	2,001,323
43,949	Eni SpA	735,314
68,350	Exxon Mobil Corp.	5,176,829
91,050	Occidental Petroleum Corp.	5,972,880
65,130	Royal Dutch Shell PLC, Class A Shares	2,063,554
92,537	TOTAL SA	5,302,685
8,400	Valero Energy Corp.	759,528

	Total Oil & Gas	38,157,429

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Equity Income Fund

Shares/Units	Security	Value
ENERGY - 12.1% - (continued)
Oil & Gas Services - 0.1%
7,345	Baker Hughes a GE Co.	$193,908

Pipelines - 0.1%
9,795	Enbridge Inc.	311,677

	TOTAL ENERGY	38,663,014

FINANCIAL - 8.7%
Banks - 3.4%
62,960	Bank of America Corp.	2,021,016
19,300	Canadian Imperial Bank of Commerce	1,763,161
12,458	Citigroup Inc.	940,454
23,817	JPMorgan Chase & Co.	2,750,864
29,134	Morgan Stanley	1,632,087
6,529	SunTrust Banks Inc.	455,985
23,477	Wells Fargo & Co.	1,371,292

	Total Banks	10,934,859

Diversified Financial Services - 0.3%
1,358	BlackRock Inc., Class A Shares	746,126

Equity Real Estate Investment Trusts (REITs) - 3.1%
37,825	Crown Castle International Corp.	4,163,019
11,250	Digital Realty Trust Inc.	1,132,200
23,225	National Retail Properties Inc.	864,899
24,250	Omega Healthcare Investors Inc.(a)	617,890
7,175	Public Storage	1,395,107
37,050	Ventas Inc.	1,790,256

	Total Equity Real Estate Investment Trusts (REITs)	9,963,371

Insurance - 1.9%
8,406	Arthur J Gallagher & Co.	580,939
13,500	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class Registered Shares	3,032,127
23,302	Prudential Financial Inc.	2,477,469

	Total Insurance	6,090,535

	TOTAL FINANCIAL	27,734,891

INDUSTRIAL - 3.7%
Aerospace/Defense - 0.4%
81,639	BAE Systems PLC	651,320
2,101	Lockheed Martin Corp.	740,476

	Total Aerospace/Defense	1,391,796

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Equity Income Fund

Shares/Units	Security	Value
INDUSTRIAL - 3.7% - (continued)
Miscellaneous Manufacturers - 1.4%
22,742	Ingersoll-Rand PLC	$2,019,489
18,813	Siemens AG, Class Registered Shares	2,488,900

	Total Miscellaneous Manufacturers	4,508,389

Packaging & Containers - 0.7%
24,789	Graphic Packaging Holding Co.	379,520
27,469	WestRock Co.	1,806,361

	Total Packaging & Containers	2,185,881

Transportation - 1.2%
9,309	CSX Corp.	500,080
14,625	Union Pacific Corp.	1,904,906
14,275	United Parcel Service Inc., Class B Shares	1,490,453

	Total Transportation	3,895,439

	TOTAL INDUSTRIAL	11,981,505

TECHNOLOGY - 4.2%
Computers - 0.4%
8,411	International Business Machines Corp.	1,310,686

Semiconductors - 2.2%
113,251	Intel Corp.	5,582,142
24,803	QUALCOMM Inc.	1,612,195

	Total Semiconductors	7,194,337

Software - 1.6%
44,191	Microsoft Corp.	4,143,790
12,525	Paychex Inc.	815,753

	Total Software	4,959,543

	TOTAL TECHNOLOGY	13,464,566

UTILITIES - 9.4%
Electric - 8.1%
21,673	Ameren Corp.	1,176,844
36,357	American Electric Power Co., Inc.	2,384,292
68,775	Dominion Energy Inc.	5,094,164
8,645	DTE Energy Co.	871,243
69,044	Duke Energy Corp.	5,201,775
17,149	Entergy Corp.	1,300,237
32,476	Exelon Corp.	1,202,911
107,966	PPL Corp.	3,093,226
38,750	Public Service Enterprise Group Inc.	1,876,663

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Equity Income Fund

Shares/Units	Security	Value
UTILITIES - 9.4% - (continued)
Electric - 8.1% - (continued)
59,915	Southern Co.	$2,579,940
29,292	Xcel Energy Inc.	1,267,758

	Total Electric	26,049,053

Gas - 0.9%
281,233	National Grid PLC	2,866,378

Water - 0.4%
51,710	Veolia Environnement SA	1,259,831

	TOTAL UTILITIES	30,175,262

	TOTAL COMMON STOCKS (Cost - $242,807,505)	245,509,928

EXCHANGE TRADED FUND (ETF) - 19.1%
711,012	iShares Core High Dividend (Cost - $60,169,800)	61,239,463

EQUITY LINKED NOTES - 0.9%
FINANCIAL - 0.9%
Banks - 0.9%
86,204	Barclays Bank PLC, 7.100%, due 5/4/18*(b)(c)	1,327,542
25,037	Credit Suisse AG, Series YD01, zero coupon, due 5/11/18*(b)	673,696
11,325	Credit Suisse AG, Series YD02, zero coupon, due 5/11/18*(b)	736,250

	Total Banks	2,737,488

	TOTAL FINANCIAL	2,737,488

	TOTAL EQUITY LINKED NOTES (Cost - $2,868,508)	2,737,488

CONVERTIBLE PREFERRED STOCKS - 0.6%
CONSUMER NON-CYCLICAL - 0.3%
Healthcare-Products - 0.3%
17,597	Becton Dickinson & Co., 6.125%	1,029,424

UTILITIES - 0.3%
Electric - 0.3%
19,643	NextEra Energy Inc., 6.123%	1,086,258

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $2,145,973)	2,115,682

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Equity Income Fund

Shares/Units		Security	Value
PREFERRED STOCK - 0.4%
FINANCIAL - 0.4%
Banks - 0.4%
25,666		Deutsche Bank AG, zero coupon* (Cost - $1,432,163)	$1,397,283

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $309,423,949)	312,999,844

Face Amount†
SHORT-TERM INVESTMENTS - 2.1%
TIME DEPOSITS - 2.1%
$ 811,576		Banco Santander SA - Frankfurt, 0.780% due 3/1/18	811,576
		Brown Brothers Harriman - Grand Cayman:
5	GBP	0.230% due 3/1/18	6
1	CAD	0.550% due 3/1/18	1
552		0.780% due 3/1/18	552
5,717,567		JPMorgan Chase & Co. - New York, 0.780% due 3/1/18	5,717,567

		TOTAL TIME DEPOSITS (Cost - $6,529,702)	6,529,702

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.2%
MONEY MARKET FUND - 0.2%
628,002		Federated Government Obligations Fund, Premier Class(d) (Cost - $628,002)	628,002

		TOTAL INVESTMENTS - 100.1% (Cost - $316,581,653#)	320,157,548

		Liabilities in Excess of Other Assets - (0.1)%	(174,981)

		TOTAL NET ASSETS - 100.0%	$319,982,567

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 5).
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(c)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2018, amounts to approximately $1,327,542 and represents 0.41% of net assets.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $316,987,898.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Equity Income Fund

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
PLC	—	Public Limited Company

Currency Abbreviations used in this schedule:

CAD	—	Canadian Dollar
GBP	—	British Pound

Summary of Investments by Security Sector^ (unaudited)

Consumer Non-cyclical	20.8%
Communications	13.2
Energy	12.1
Financial	10.0
Utilities	9.8
Technology	4.2
Industrial	3.7
Consumer Cyclical	3.4
Basic Materials	1.5
Exchange Traded Fund (ETF)	19.1
Short-Term Investments	2.0
Money Market Fund	0.2

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Real Assets Fund

Shares/Units	Security	Value
COMMON STOCKS - 77.5%
Canada - 28.9%
952,282	First Quantum Minerals Ltd.	$15,521,254
14,308	Hudbay Minerals Inc.	110,079
835,697	Peyto Exploration & Development Corp.(a)	6,637,892
556,960	Tourmaline Oil Corp.*	8,105,420
8,820,352	Turquoise Hill Resources Ltd.*	26,725,666
1,211,991	Whitecap Resources Inc.(a)	7,132,693
29,444	Whitecap Resources Inc., Private Placement(b)(c)	168,232

	Total Canada	64,401,236

United Kingdom - 0.4%
1,153,189	Ophir Energy PLC*	835,227

United States - 48.2%
995,560	Antero Resources Corp.*	18,726,484
345,942	Cabot Oil & Gas Corp.	8,357,959
183,497	Centennial Resource Development Inc., Class A Shares*	3,501,123
257,973	Centennial Resources Development Inc., Private Placement*	4,922,125
60,397	Concho Resources Inc.*	9,107,868
2,073,920	Denbury Resources Inc.*	4,541,885
966,336	Fairmount Santrol Holdings Inc.*(a)	4,329,185
1,251,576	Kosmos Energy Ltd.*	6,745,995
1,416,478	Laredo Petroleum Inc.*	11,884,250
302,430	Noble Energy Inc.	9,021,487
1,279,333	Range Resources Corp.	17,002,335
928,481	SRC Energy Inc.*	8,235,626
35,450	US Silica Holdings Inc.	917,800

	Total United States	107,294,122

	TOTAL COMMON STOCKS (Cost - $192,460,461)	172,530,585

EXCHANGE TRADED FUND (ETF) - 17.8%
United States - 17.8%
903,304	iShares Core US REIT(a) (Cost - $43,828,291)	39,655,046

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $236,288,752)	212,185,631

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Real Assets Fund

Face Amount†		Security	Value
SHORT-TERM INVESTMENTS - 4.9%
TIME DEPOSITS - 4.9%
$ 10,892,126		Banco Santander SA - Frankfurt, 0.780% due 3/1/18	$10,892,126
		Brown Brothers Harriman - Grand Cayman:
12	CAD	0.550% due 3/1/18	9
12	AUD	0.630% due 3/1/18	10
1,034		0.780% due 3/1/18	1,034

		TOTAL TIME DEPOSITS (Cost - $10,893,179)	10,893,179

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 8.6%
MONEY MARKET FUND - 8.6%
19,121,905		Federated Government Obligations Fund, Premier Class(d) (Cost - $19,121,905)	19,121,905

		TOTAL INVESTMENTS - 108.8% (Cost - $266,303,836#)	242,200,715

		Liabilities in Excess of Other Assets - (8.8)%	(19,650,053)

		TOTAL NET ASSETS - 100.0%.	$222,550,662

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 5).
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(c)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2018, amounts to approximately $168,232 and represents 0.08% of net assets.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $268,806,837.

Abbreviations used in this schedule:

PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust

Currency Abbreviations used in this schedule:

AUD	—	Australian Dollar
CAD	—	Canadian Dollar

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Real Assets Fund

Summary of Investments by Security Sector^ (unaudited)

Energy	51.6%
Basic Materials	19.6
Exchange Traded Fund (ETF)	16.4
Short-Term Investments	4.5
Money Market Fund	7.9

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 21.6%
U.S. GOVERNMENT OBLIGATIONS - 21.0%
	U.S. Treasury Bonds:
$ 1,000,000	6.125% due 11/15/27	$1,275,391
1,500,000	5.250% due 11/15/28	1,824,844
3,500,000	6.250% due 5/15/30	4,696,836
1,800,000	5.375% due 2/15/31	2,276,719
3,300,000	4.500% due 5/15/38	4,040,695
3,500,000	4.375% due 11/15/39	4,233,496
3,500,000	3.875% due 8/15/40	3,956,777
3,000,000	4.375% due 5/15/41	3,644,531
2,500,000	3.125% due 11/15/41	2,514,258
3,500,000	2.750% due 8/15/42	3,288,223
1,000,000	2.750% due 11/15/42	938,203
8,780,000	3.125% due 2/15/43	8,802,979
300,000	3.750% due 11/15/43	333,527
3,500,000	3.125% due 8/15/44	3,502,324
5,850,000	3.000% due 11/15/45	5,711,977
500,000	2.500% due 5/15/46	440,781
3,500,000	3.000% due 2/15/47	3,412,910
1,000,000	3.000% due 5/15/47	974,688
1,000,000	2.750% due 8/15/47	926,406
500,000	2.750% due 11/15/47	463,242
	U.S. Treasury Inflation Indexed Notes:
1,824,642	0.125% due 4/15/22	1,795,874
1,814,022	0.375% due 7/15/27	1,757,899
	U.S. Treasury Notes:
6,310,000	1.000% due 3/15/18	6,309,278
3,000,000	3.625% due 8/15/19	3,060,703
6,000,000	1.000% due 10/15/19	5,884,219
6,000,000	1.375% due 12/15/19	5,909,531
7,000,000	1.375% due 1/31/20	6,884,883
4,000,000	1.625% due 3/15/20	3,946,875
3,000,000	1.125% due 4/30/20	2,924,766
7,000,000	3.500% due 5/15/20	7,176,914
5,000,000	1.375% due 5/31/20	4,895,313
12,000,000	1.500% due 5/31/20	11,782,500
2,500,000	1.500% due 6/15/20	2,453,906
4,000,000	1.625% due 6/30/20	3,935,000
3,000,000	1.500% due 7/15/20	2,942,109
3,000,000	2.625% due 8/15/20	3,018,867
11,000,000	1.375% due 9/30/20	10,728,438
4,000,000	1.875% due 12/15/20	3,944,219
2,000,000	1.750% due 12/31/20	1,964,219
25,520,000	2.125% due 1/31/21	25,307,666

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
U.S. GOVERNMENT OBLIGATIONS - 21.0% - (continued)
$ 2,000,000	2.250% due 3/31/21	$1,988,281
4,000,000	1.875% due 1/31/22	3,897,031
6,000,000	1.750% due 2/28/22	5,813,203
10,740,000	1.750% due 3/31/22	10,397,243
2,000,000	1.875% due 3/31/22	1,945,156
500,000	1.625% due 8/15/22	479,434
20,000,000	1.875% due 9/30/22	19,349,219
4,000,000	1.875% due 10/31/22	3,867,656
6,000,000	1.750% due 1/31/23	5,752,500
5,000,000	1.500% due 3/31/23	4,724,805
6,000,000	1.625% due 5/31/23	5,691,328
6,000,000	1.375% due 8/31/23	5,595,469
5,000,000	1.625% due 10/31/23	4,716,406
6,000,000	2.250% due 12/31/23	5,845,313
5,000,000	2.750% due 2/15/24	5,003,711
10,210,000	2.125% due 2/29/24	9,859,430
9,500,000	2.125% due 3/31/24	9,167,129
2,000,000	2.500% due 5/15/24	1,970,938
900,000	2.000% due 5/31/24	860,660
4,000,000	2.000% due 6/30/24	3,822,188
1,000,000	1.875% due 8/31/24	947,070
400,000	2.125% due 9/30/24	384,156
4,000,000	2.250% due 11/15/24	3,866,406
4,000,000	2.125% due 11/30/24	3,835,781
2,400,000	2.250% due 12/31/24	2,318,531
6,500,000	2.250% due 11/15/25	6,236,953
11,780,000	1.625% due 5/15/26	10,719,800
400,000	2.375% due 5/15/27	383,656
1,000,000	2.250% due 8/15/27	947,383
1,500,000	2.250% due 11/15/27	1,419,316

	TOTAL U.S. GOVERNMENT OBLIGATIONS	315,688,138

U.S. GOVERNMENT AGENCIES - 0.6%
4,500,000	Federal Home Loan Bank (FHLB), 1.375% due 3/18/19	4,465,246
	Federal Home Loan Mortgage Corp. (FHLMC):
2,000,000	2.375% due 1/13/22	1,982,820
1,300,000	6.250% due 7/15/32	1,742,781
500,000	Federal National Mortgage Association (FNMA), 1.875% due 9/24/26	455,164

	TOTAL U.S. GOVERNMENT AGENCIES	8,646,011

	TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost - $332,292,810)	324,334,149

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
MORTGAGE-BACKED SECURITIES - 21.6%
FHLMC - 6.9%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
$ 4,100,000	2.500% due 3/1/33 - 3/1/48(a)	$3,991,419
14,900,000	3.000% due 3/1/33 - 3/1/48(a)	14,557,345
37,415,646	3.000% due 3/1/42 - 2/1/47	36,388,885
13,625,000	3.500% due 3/1/33 - 3/1/48(a)	13,634,411
25,278,802	3.500% due 12/1/46	25,308,572
4,577,341	4.000% due 5/1/46	4,720,288
3,550,000	4.000% due 3/1/48(a)	3,636,823
1,175,000	4.500% due 3/1/43(a)	1,230,859

	TOTAL FHLMC	103,468,602

FNMA - 11.9%
	Federal National Mortgage Association (FNMA):
1,700,000	2.490% due 9/1/28	1,579,961
5,650,000	2.500% due 1/1/33 - 3/1/47(a)	5,498,733
19,942,483	2.500% due 2/1/47	18,643,970
19,850,000	3.000% due 3/1/33 - 3/1/48(a)	19,380,490
42,461,971	3.000% due 2/1/43 - 6/1/43	41,505,031
30,749,980	3.500% due 2/1/32 - 3/1/47	30,801,942
16,450,000	3.500% due 3/1/33 - 3/1/48(a)	16,427,278
4,400,000	4.000% due 3/1/33 - 3/1/48(a)	4,505,694
23,809,305	4.000% due 6/1/44 - 1/1/48	24,494,420
7,451,593	4.500% due 10/1/47	7,823,233
7,848,863	5.000% due 4/1/40 - 3/1/47	8,490,923

	TOTAL FNMA	179,151,675

GNMA - 2.8%
	Government National Mortgage Association II (GNMA):
500,000	2.500% due 3/1/48(a)	472,813
12,800,000	3.000% due 3/1/48(a)	12,515,000
12,387,223	3.500% due 4/20/47 - 12/20/47	12,472,216
7,050,000	3.500% due 3/1/48(a)	7,089,381
7,208,540	4.000% due 9/20/45 - 11/20/47	7,416,437
450,000	4.000% due 3/1/48(a)	461,672
472,715	4.500% due 12/20/47 - 1/20/48	493,599
275,000	4.500% due 3/1/48(a)	285,828

	TOTAL GNMA	41,206,946

	TOTAL MORTGAGE-BACKED SECURITIES (Cost - $329,588,329)	323,827,223

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES - 19.0%
Basic Materials - 0.5%
$ 250,000	Agrium Inc., Senior Unsecured Notes, 6.125% due 1/15/41	$301,584
350,000	Air Products & Chemicals Inc., Senior Unsecured Notes, 3.000% due 11/3/21	349,806
100,000	Barrick North America Finance LLC, Company Guaranteed Notes, 5.750% due 5/1/43	118,738
400,000	BHP Billiton Finance USA Ltd., Company Guaranteed Notes, 4.125% due 2/24/42	412,390
300,000	Celulosa Arauco y Constitucion SA, Senior Unsecured Notes, 4.750% due 1/11/22	308,292
	Dow Chemical Co., Senior Unsecured Notes:
100,000	4.250% due 11/15/20	103,033
250,000	4.625% due 10/1/44	256,885
465,000	FMG Resources August 2006 Pty Ltd., Company Guaranteed Notes, 4.750% due 5/15/22(b)	464,651
905,000	Georgia-Pacific LLC, Senior Unsecured Notes, 3.600% due 3/1/25(b)	910,737
	International Paper Co., Senior Unsecured Notes:
500,000	3.000% due 2/15/27	466,893
100,000	4.400% due 8/15/47	98,374
	Inversiones CMPC SA, Company Guaranteed Notes:
100,000	6.125% due 11/5/19	104,902
300,000	4.500% due 4/25/22	308,549
500,000	LYB International Finance II BV, Company Guaranteed Notes, 3.500% due 3/2/27	486,710
250,000	Monsanto Co., Senior Unsecured Notes, 4.400% due 7/15/44	247,023
465,000	Mosaic Co., Senior Unsecured Notes, 4.050% due 11/15/27	450,690
750,000	Rio Tinto Finance USA PLC, Company Guaranteed Notes, 2.875% due 8/21/22	742,174
250,000	Sherwin-Williams Co., Senior Unsecured Notes, 2.250% due 5/15/20	246,557
	Southern Copper Corp., Senior Unsecured Notes:
125,000	3.875% due 4/23/25	125,360
125,000	6.750% due 4/16/40	155,990
700,000	UPL Corp., Ltd, Senior Unsecured Notes, 3.250% due 10/13/21	690,577
500,000	Vale Overseas Ltd., Company Guaranteed Notes, 6.250% due 8/10/26	563,850

	Total Basic Materials	7,913,765

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Communications - 2.0%
	21st Century Fox America Inc., Company Guaranteed Notes:
$ 250,000	3.375% due 11/15/26	$246,604
250,000	4.750% due 11/15/46	269,902
	Alibaba Group Holding Ltd., Senior Unsecured Notes:
300,000	3.125% due 11/28/21	300,153
200,000	4.000% due 12/6/37	191,779
415,000	Altice US Finance I Corp., Senior Secured Notes, 5.375% due 7/15/23(b)	421,744
	Amazon.com Inc., Senior Unsecured Notes:
620,000	2.800% due 8/22/24(b)	600,304
885,000	3.800% due 12/5/24	908,106
250,000	3.150% due 8/22/27(b)	240,986
250,000	4.050% due 8/22/47(b)	248,638
	America Movil SAB de CV:
200,000	Company Guaranteed Notes, 5.000% due 3/30/20	207,737
250,000	Senior Unsecured Notes, 4.375% due 7/16/42	251,809
	AT&T Inc., Senior Unsecured Notes:
500,000	2.450% due 6/30/20	494,670
500,000	3.200% due 3/1/22	496,946
250,000	3.800% due 3/1/24	250,918
715,000	3.400% due 5/15/25	688,372
250,000	4.250% due 3/1/27	249,962
150,000	3.900% due 8/14/27	148,820
100,000	4.300% due 2/15/30(b)	97,788
250,000	5.250% due 3/1/37	259,118
150,000	4.900% due 8/14/37	150,316
250,000	5.350% due 9/1/40	258,729
200,000	5.150% due 2/14/50	199,609
500,000	5.700% due 3/1/57	530,200
1,500,000	Axiata SPV2 Bhd, Senior Unsecured Notes, 3.466% due 11/19/20	1,507,763
600,000	Bharti Airtel International Netherlands BV, Company Guaranteed Notes, 5.125% due 3/11/23	621,377
1,000,000	Bharti Airtel Ltd., Senior Unsecured Notes, 4.375% due 6/10/25	986,538
	CBS Corp., Company Guaranteed Notes:
100,000	3.375% due 3/1/22	100,074
100,000	5.900% due 10/15/40	114,292
	CCO Holdings LLC / CCO Holdings Capital Corp., Senior Unsecured Notes:
105,000	4.000% due 3/1/23(b)	102,244
235,000	5.125% due 5/1/23(b)	239,406

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Communications - 2.0% - (continued)
	Charter Communications Operating LLC / Charter Communications Operating Capital, Senior Secured Notes:
$ 490,000	4.464% due 7/23/22	$501,658
250,000	4.908% due 7/23/25	257,451
250,000	6.484% due 10/23/45	281,627
245,000	Cincinnati Bell Inc., Company Guaranteed Notes, 7.000% due 7/15/24(b)	232,505
	Cisco Systems Inc., Senior Unsecured Notes:
500,000	2.200% due 9/20/23	477,355
100,000	3.625% due 3/4/24	102,467
	Comcast Corp., Company Guaranteed Notes:
250,000	3.000% due 2/1/24	244,632
250,000	3.300% due 2/1/27	241,441
150,000	4.400% due 8/15/35	152,460
500,000	3.400% due 7/15/46	428,775
100,000	3.999% due 11/1/49	92,841
75,000	CSC Holdings LLC, Senior Unsecured Notes, 6.750% due 11/15/21	78,891
500,000	Digicel Group Ltd., Senior Unsecured Notes, 7.125% due 4/1/22	432,500
	Discovery Communications LLC, Company Guaranteed Notes:
200,000	2.950% due 3/20/23	193,345
400,000	3.800% due 3/13/24	397,047
	eBay Inc., Senior Unsecured Notes:
450,000	2.750% due 1/30/23	435,489
100,000	4.000% due 7/15/42	88,288
890,000	Expedia Inc., Company Guaranteed Notes, 3.800% due 2/15/28.	828,370
250,000	Grupo Televisa SAB, Senior Unsecured Notes, 4.625% due 1/30/26	255,274
465,000	Level 3 Financing Inc., Company Guaranteed Notes, 5.375% due 8/15/22	469,650
210,000	Nexstar Broadcasting Inc., Company Guaranteed Notes, 5.625% due 8/1/24(b)	211,050
100,000	Omnicom Group Inc., Company Guaranteed Notes, 3.600% due 4/15/26	97,608
235,000	Outfront Media Capital LLC / Outfront Media Capital Corp., Company Guaranteed Notes, 5.250% due 2/15/22	239,994
100,000	Rogers Communications Inc., Company Guaranteed Notes, 5.000% due 3/15/44	109,458
600,000	SingTel Group Treasury Pte Ltd., Company Guaranteed Notes, 4.500% due 9/8/21	628,909

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Communications - 2.0% - (continued)
	Sirius XM Radio Inc., Company Guaranteed Notes:
$ 185,000	3.875% due 8/1/22(b)	$181,300
150,000	5.375% due 7/15/26(b)	151,875
350,000	Sprint Corp., Company Guaranteed Notes, 7.125% due 6/15/24	344,531
1,000,000	Telefonica Chile SA, Senior Unsecured Notes, 3.875% due 10/12/22	1,005,362
	Telefonica Emisiones SAU, Company Guaranteed Notes:
250,000	4.103% due 3/8/27	248,247
200,000	5.213% due 3/8/47	210,217
300,000	TELUS Corp., Senior Unsecured Notes, 3.700% due 9/15/27	294,892
	Tencent Holdings Ltd., Senior Unsecured Notes:
600,000	3.375% due 5/2/19	604,399
200,000	2.875% due 2/11/20	200,139
1,000,000	2.344% (3-Month USD-LIBOR + 0.605%) due 1/19/23(b)(c)	1,002,077
	Time Warner Cable LLC, Senior Secured Notes:
500,000	4.000% due 9/1/21	504,823
150,000	7.300% due 7/1/38	179,876
250,000	4.500% due 9/15/42	225,835
	Time Warner Inc., Company Guaranteed Notes:
500,000	3.800% due 2/15/27	483,878
250,000	4.850% due 7/15/45	249,859
420,000	Tribune Media Co., Company Guaranteed Notes, 5.875% due 7/15/22	428,400
	Verizon Communications Inc., Senior Unsecured Notes:
500,000	2.946% due 3/15/22	493,247
520,000	3.500% due 11/1/24	515,454
250,000	4.125% due 3/16/27	253,973
500,000	5.250% due 3/16/37	529,899
750,000	5.012% due 4/15/49	761,074
75,000	4.672% due 3/15/55	70,046
200,000	Viacom Inc., Senior Unsecured Notes, 5.850% due 9/1/43	218,429
250,000	Vodafone Group PLC, Senior Unsecured Notes, 4.375% due 2/19/43	239,519
	Walt Disney Co., Senior Unsecured Notes:
500,000	1.950% due 3/4/20	494,063
500,000	2.450% due 3/4/22	491,194
125,000	3.150% due 9/17/25	123,683

	Total Communications.	29,370,280

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Consumer Cyclical - 1.2%
$ 435,000	1011778 BC ULC / New Red Finance Inc., Senior Secured Notes, 4.250% due 5/15/24(b)	$415,425
	American Honda Finance Corp., Senior Unsecured Notes:
500,000	2.000% due 2/14/20	493,628
500,000	2.900% due 2/16/24	491,117
445,000	Caesars Resort Collection LLC / CRC Finco Inc., Company Guaranteed Notes, 5.250% due 10/15/25(b)	434,987
300,000	Cintas Corp. No 2, Company Guaranteed Notes, 2.900% due 4/1/22	297,157
	Delta Air Lines Inc., Senior Unsecured Notes:
300,000	2.875% due 3/13/20	299,275
560,000	3.625% due 3/15/22	561,245
250,000	Ford Motor Co., Senior Unsecured Notes, 5.291% due 12/8/46	245,900
	Ford Motor Credit Co. LLC, Senior Unsecured Notes:
500,000	2.681% due 1/9/20	496,450
500,000	3.810% due 1/9/24	492,891
	General Motors Co., Senior Unsecured Notes:
205,000	2.593% (3-Month USD-LIBOR + 0.800%) due 8/7/20(c)	206,426
100,000	6.750% due 4/1/46	118,123
	General Motors Financial Co., Inc., Company Guaranteed Notes:
100,000	3.150% due 1/15/20	100,154
500,000	3.450% due 1/14/22	497,357
505,000	2.686% (3-Month USD-LIBOR + 0.990%) due 1/5/23(c)	506,404
415,000	3.950% due 4/13/24	414,003
500,000	4.350% due 1/17/27	498,641
1,500,000	Gohl Capital Ltd., Company Guaranteed Notes, 4.250% due 1/24/27	1,483,655
440,000	Hilton Domestic Operating Co., Inc., Company Guaranteed Notes, 4.250% due 9/1/24	432,300
	Home Depot Inc., Senior Unsecured Notes:
250,000	2.625% due 6/1/22	246,853
250,000	2.125% due 9/15/26	225,696
250,000	3.500% due 9/15/56	220,693
250,000	Lowe’s Cos., Inc., Senior Unsecured Notes, 3.700% due 4/15/46	230,960
440,000	LTF Merger Sub Inc., Company Guaranteed Notes, 8.500% due 6/15/23(b)	460,900
150,000	Macy’s Retail Holdings Inc., Company Guaranteed Notes, 4.500% due 12/15/34	130,456
250,000	McDonald’s Corp., Senior Unsecured Notes:
	3.500% due 3/1/27	246,244

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Consumer Cyclical - 1.2% - (continued)
$ 75,000	4.875% due 12/9/45	$81,229
250,000	4.450% due 3/1/47	254,460
435,000	NCL Corp., Ltd, Senior Unsecured Notes, 4.750% due 12/15/21(b)	444,244
	Newell Brands Inc., Senior Unsecured Notes:
250,000	3.150% due 4/1/21	247,383
125,000	5.375% due 4/1/36	132,673
345,000	5.500% due 4/1/46	366,765
300,000	Nordstrom Inc., Senior Unsecured Notes, 4.000% due 3/15/27(d)	292,958
300,000	PACCAR Financial Corp., Senior Unsecured Notes, 1.950% due 2/27/20	296,178
435,000	Penske Automotive Group Inc., Company Guaranteed Notes, 3.750% due 8/15/20	431,737
400,000	SACI Falabella, Senior Unsecured Notes, 3.750% due 4/30/23	400,749
	Scientific Games International Inc., Senior Secured Notes:
95,000	7.000% due 1/1/22(b)	99,988
235,000	5.000% due 10/15/25(b)	232,356
550,000	Six Flags Entertainment Corp., Company Guaranteed Notes, 4.875% due 7/31/24(b)	548,675
	Target Corp., Senior Unsecured Notes:
100,000	2.900% due 1/15/22	100,114
125,000	3.500% due 7/1/24	127,564
100,000	3.900% due 11/15/47	95,623
445,000	Tempur Sealy International Inc., Company Guaranteed Notes, 5.625% due 10/15/23	449,450
500,000	Toyota Motor Credit Corp., Senior Unsecured Notes, 1.550% due 10/18/19	492,983
440,000	United Continental Holdings Inc., Company Guaranteed Notes, 4.250% due 10/1/22	438,625
500,000	Walgreens Boots Alliance Inc., Senior Unsecured Notes, 3.450% due 6/1/26	473,419
	Walmart Inc., Senior Unsecured Notes:
250,000	2.550% due 4/11/23	244,875
250,000	3.300% due 4/22/24	252,597
250,000	4.300% due 4/22/44	269,601
100,000	WW Grainger Inc., Senior Unsecured Notes, 4.200% due 5/15/47	100,985
300,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 4.150% due 4/1/24	300,631

	Total Consumer Cyclical	17,422,802

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Consumer Non-cyclical - 2.9%
	Abbott Laboratories, Senior Unsecured Notes:
$ 250,000	3.750% due 11/30/26	$247,940
250,000	4.900% due 11/30/46	268,283
	AbbVie Inc., Senior Unsecured Notes:
395,000	3.200% due 11/6/22	391,983
500,000	2.850% due 5/14/23	484,938
475,000	4.450% due 5/14/46	471,155
100,000	Actavis Inc., Company Guaranteed Notes, 3.250% due 10/1/22	98,640
	Adani Ports & Special Economic Zone Ltd., Senior Unsecured Notes:
200,000	3.500% due 7/29/20	200,097
400,000	3.950% due 1/19/22	400,523
100,000	Aetna Inc., Senior Unsecured Notes, 3.875% due 8/15/47	88,489
	Allergan Funding SCS, Company Guaranteed Notes:
250,000	2.450% due 6/15/19	248,939
140,000	3.850% due 6/15/24	139,845
925,000	3.800% due 3/15/25	912,758
100,000	4.550% due 3/15/35	99,782
84,000	4.750% due 3/15/45	83,319
250,000	Altria Group Inc., Company Guaranteed Notes, 3.875% due 9/16/46	230,630
	Amgen Inc., Senior Unsecured Notes:
500,000	2.600% due 8/19/26	454,544
150,000	4.950% due 10/1/41	162,214
250,000	4.663% due 6/15/51	252,268
	Anheuser-Busch InBev Finance Inc., Company Guaranteed Notes:
975,000	2.650% due 2/1/21	965,950
300,000	3.300% due 2/1/23	298,721
125,000	3.650% due 2/1/26	123,873
450,000	4.700% due 2/1/36	472,886
	Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
350,000	4.950% due 1/15/42	379,372
200,000	3.750% due 7/15/42	183,555
	Anthem Inc., Senior Unsecured Notes:
765,000	3.300% due 1/15/23	758,945
100,000	4.650% due 1/15/43	101,897
200,000	4.375% due 12/1/47	195,394
	AstraZeneca PLC, Senior Unsecured Notes:
515,000	2.375% due 6/12/22	499,125
500,000	3.375% due 11/16/25	492,004
100,000	4.375% due 11/16/45	100,805

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Consumer Non-cyclical - 2.9% - (continued)
$ 350,000	Avantor Inc., Senior Secured Notes, 6.000% due 10/1/24(b)	$350,000
475,000	B&G Foods Inc., Company Guaranteed Notes, 5.250% due 4/1/25	457,187
100,000	BAT Capital Corp., Company Guaranteed Notes, 3.222% due 8/15/24(b)	96,325
	Becton Dickinson & Co., Senior Unsecured Notes:
500,000	2.133% due 6/6/19	495,955
880,000	2.894% due 6/6/22	857,404
200,000	3.363% due 6/6/24	193,581
250,000	3.700% due 6/6/27	239,078
100,000	Biogen Inc., Senior Unsecured Notes, 5.200% due 9/15/45	108,971
250,000	Bristol-Myers Squibb Co., Senior Unsecured Notes, 3.250% due 2/27/27	246,855
	Cardinal Health Inc., Senior Unsecured Notes:
875,000	3.410% due 6/15/27	822,528
250,000	4.368% due 6/15/47	234,090
	Celgene Corp., Senior Unsecured Notes:
100,000	2.750% due 2/15/23	96,701
500,000	3.875% due 8/15/25	498,581
100,000	5.000% due 8/15/45	104,214
885,000	4.350% due 11/15/47	833,536
425,000	Centene Corp., Senior Unsecured Notes, 4.750% due 1/15/25	422,610
200,000	Children’s Hospital Corp., Company Guaranteed Notes, 4.115% due 1/1/47	202,693
	Coca-Cola Co., Senior Unsecured Notes:
500,000	1.375% due 5/30/19	493,668
250,000	2.200% due 5/25/22	242,603
150,000	Coca-Cola Femsa SAB de CV, Company Guaranteed Notes, 3.875% due 11/26/23	153,701
350,000	Constellation Brands Inc., Company Guaranteed Notes, 2.700% due 5/9/22	340,935
500,000	Coventry Health Care Inc., Senior Unsecured Notes, 5.450% due 6/15/21	531,944
	CVS Health Corp., Senior Unsecured Notes:
125,000	2.125% due 6/1/21	120,586
100,000	3.500% due 7/20/22	99,623
500,000	2.875% due 6/1/26	455,856
138,000	Duke University Health System Inc., Senior Unsecured Notes, 3.920% due 6/1/47	137,566
1,200,000	Embotelladora Andina SA, Senior Unsecured Notes, 5.000% due 10/1/23	1,282,768
540,440	ENA Norte Trust, Pass-Thru Certificates, 4.950% due 4/25/23	560,436

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Consumer Non-cyclical - 2.9% - (continued)
	Estee Lauder Cos., Inc., Senior Unsecured Notes:
$ 300,000	1.800% due 2/7/20	$295,528
200,000	4.150% due 3/15/47	204,863
250,000	Express Scripts Holding Co., Company Guaranteed Notes, 4.800% due 7/15/46	248,967
200,000	Fomento Economico Mexicano SAB de CV, Senior Unsecured Notes, 2.875% due 5/10/23	195,077
	Gilead Sciences Inc., Senior Unsecured Notes:
500,000	2.950% due 3/1/27	470,662
250,000	4.150% due 3/1/47	241,418
500,000	HCA Inc., Senior Secured Notes, 4.250% due 10/15/19	506,250
250,000	Humana Inc., Senior Unsecured Notes, 4.800% due 3/15/47	260,897
375,000	inVentiv Group Holdings Inc. / inVentiv Health Inc./inVentiv Health Clinical Inc., Company
	Guaranteed Notes, 7.500% due 10/1/24(b)	401,250
475,000	JBS USA LUX SA / JBS USA Finance, Inc., Company Guaranteed Notes, 7.250% due 6/1/21(b)	480,937
	Johnson & Johnson, Senior Unsecured Notes:
250,000	2.250% due 3/3/22	245,174
150,000	2.950% due 3/3/27	145,657
250,000	3.625% due 3/3/37	248,746
	Kraft Heinz Foods Co., Company Guaranteed Notes:
970,000	2.800% due 7/2/20	964,490
500,000	3.000% due 6/1/26	459,315
250,000	5.200% due 7/15/45	254,660
200,000	Kroger Co., Senior Unsecured Notes, 4.450% due 2/1/47	188,173
1,050,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 3.600% due 2/1/25	1,033,115
500,000	MARB BondCo PLC, Company Guaranteed Notes, 7.000% due 3/15/24(b)	491,755
	Medtronic Global Holdings SCA, Company Guaranteed Notes:
250,000	1.700% due 3/28/19	247,908
250,000	3.350% due 4/1/27	246,704
250,000	Medtronic Inc., Company Guaranteed Notes, 4.625% due 3/15/45	270,441
250,000	Merck & Co., Inc., Senior Unsecured Notes, 3.700% due 2/10/45	242,667
250,000	Merck Sharp & Dohme Corp., Company Guaranteed Notes, 5.000% due 6/30/19	257,819
500,000	Molson Coors Brewing Co., Company Guaranteed Notes, 2.250% due 3/15/20	493,829
300,000	Moody’s Corp., Senior Unsecured Notes, 2.750% due 12/15/21	295,671

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Consumer Non-cyclical - 2.9% - (continued)
	Mylan NV, Company Guaranteed Notes:
$ 250,000	2.500% due 6/7/19	$248,496
250,000	3.150% due 6/15/21	247,754
250,000	5.250% due 6/15/46	252,478
10,000	Northwell Healthcare Inc., Secured Notes, 4.260% due 11/1/47	9,751
	Novartis Capital Corp., Company Guaranteed Notes:
250,000	1.800% due 2/14/20	246,355
250,000	2.400% due 5/17/22	244,633
150,000	3.100% due 5/17/27	146,707
	PepsiCo Inc., Senior Unsecured Notes:
500,000	2.750% due 3/5/22	496,891
150,000	2.375% due 10/6/26	138,181
250,000	3.450% due 10/6/46	226,989
	Pfizer Inc., Senior Unsecured Notes:
500,000	1.700% due 12/15/19	493,368
250,000	4.000% due 12/15/36	257,496
250,000	4.125% due 12/15/46	257,275
	Philip Morris International Inc., Senior Unsecured Notes:
250,000	2.000% due 2/21/20	246,283
500,000	2.625% due 2/18/22	489,772
100,000	4.125% due 3/4/43	97,035
470,000	Pilgrim’s Pride Corp., Company Guaranteed Notes, 5.750% due 3/15/25(b)	467,650
420,000	Post Holdings Inc., Company Guaranteed Notes, 5.500% due 3/1/25(b)	422,625
247,000	Prime Security Services Borrower LLC / Prime Finance Inc., Secured Notes, 9.250% due 5/15/23(b)	268,921
	Procter & Gamble Co., Senior Unsecured Notes:
250,000	1.750% due 10/25/19	247,449
250,000	1.900% due 11/1/19	247,915
250,000	3.500% due 10/25/47	233,715
8,000	Providence St Joseph Health Obligated Group, Unsecured Notes, 3.930% due 10/1/48	7,815
	Reynolds American Inc., Company Guaranteed Notes:
500,000	6.875% due 5/1/20	540,010
765,000	4.000% due 6/12/22	780,969
250,000	5.850% due 8/15/45	289,558
315,000	Select Medical Corp., Company Guaranteed Notes, 6.375% due 6/1/21	321,133
	Shire Acquisitions Investments Ireland DAC, Company Guaranteed Notes:
500,000	1.900% due 9/23/19	492,265

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Consumer Non-cyclical - 2.9% - (continued)
$ 125,000	2.875% due 9/23/23	$119,527
480,000	Smithfield Foods Inc., Company Guaranteed Notes, 4.250% due 2/1/27(b)	474,955
7,000	Stanford Health Care, Unsecured Notes, 3.795% due 11/15/48	6,866
	Sysco Corp., Company Guaranteed Notes:
500,000	1.900% due 4/1/19	496,125
570,000	3.250% due 7/15/27	548,912
975,000	Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes, 2.800% due 7/21/23	853,410
250,000	Thermo Fisher Scientific Inc., Senior Unsecured Notes, 4.100% due 8/15/47	239,787
125,000	Total System Services Inc., Senior Unsecured Notes, 4.800% due 4/1/26	131,113
150,000	Tyson Foods Inc., Senior Unsecured Notes, 4.550% due 6/2/47	152,028
	UnitedHealth Group Inc., Senior Unsecured Notes:
750,000	2.125% due 3/15/21	733,516
250,000	4.250% due 4/15/47	257,990
415,000	Valeant Pharmaceuticals International Inc., Senior Secured Notes, 6.500% due 3/15/22(b)	431,600
125,000	Verisk Analytics Inc., Senior Unsecured Notes, 4.125% due 9/12/22	128,641
450,000	WellCare Health Plans Inc., Senior Unsecured Notes, 5.250% due 4/1/25	455,454
300,000	Western Union Co., Senior Unsecured Notes, 3.600% due 3/15/22	299,733

	Total Consumer Non-cyclical	43,629,988

Diversified - 0.1%
	CK Hutchison International 17 II Ltd., Company Guaranteed Notes:
200,000	2.250% due 9/29/20(b)	196,399
200,000	2.250% due 9/29/20	196,380
200,000	2.750% due 3/29/23(b)	192,655
	CK Hutchison International 17 Ltd., Company Guaranteed Notes:
200,000	2.875% due 4/5/22(b)	195,410
300,000	2.875% due 4/5/22	293,078
600,000	3.500% due 4/5/27(b)	578,813
200,000	Hutchison Whampoa International 12 II Ltd., Company Guaranteed Notes, 3.250% due 11/8/22	198,390

	Total Diversified	1,851,125

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Energy - 2.5%
	Anadarko Petroleum Corp., Senior Unsecured Notes:
$ 250,000	5.550% due 3/15/26(d)	$273,028
225,000	6.600% due 3/15/46	280,505
250,000	Apache Corp., Senior Unsecured Notes, 4.250% due 1/15/44	230,023
145,000	Baker Hughes a GE Co. LLC / Baker Hughes Co.-Obligor Inc., Senior Unsecured Notes, 3.337% due 12/15/27	138,426
	BP Capital Markets PLC, Company Guaranteed Notes:
250,000	1.676% due 5/3/19	247,689
100,000	2.520% due 9/19/22	97,383
500,000	3.224% due 4/14/24	496,049
1,500,000	BPRL International Singapore Pte Ltd., Company Guaranteed Notes, 4.375% due 1/18/27	1,490,559
	Canadian Natural Resources Ltd., Senior Unsecured Notes:
940,000	2.950% due 1/15/23	918,724
125,000	5.850% due 2/1/35	141,610
500,000	Cenovus Energy Inc., Senior Unsecured Notes, 4.250% due 4/15/27	488,624
230,000	Cheniere Energy Partners LP, Senior Secured Notes, 5.250% due 10/1/25(b)	232,300
	Chevron Corp., Senior Unsecured Notes:
250,000	1.991% due 3/3/20	247,001
250,000	2.498% due 3/3/22	246,005
200,000	CNOOC Finance 2012 Ltd., Company Guaranteed Notes, 3.875% due 5/2/22	202,624
2,250,000	CNOOC Finance 2015 USA LLC, Company Guaranteed Notes, 3.500% due 5/5/25	2,190,604
900,000	CNPC General Capital Ltd., Company Guaranteed Notes, 3.400% due 4/16/23	890,375
800,000	CNPC HK Overseas Capital Ltd., Company Guaranteed Notes, 4.500% due 4/28/21	830,453
	ConocoPhillips Co., Company Guaranteed Notes:
250,000	4.950% due 3/15/26	271,566
250,000	5.950% due 3/15/46	315,230
200,000	Delek & Avner Tamar Bond Ltd., Senior Secured Notes, 5.412% due 12/30/25(b)	202,578
	Devon Energy Corp., Senior Unsecured Notes:
75,000	5.600% due 7/15/41	83,835
250,000	5.000% due 6/15/45	261,846
500,000	Ecopetrol SA, Senior Unsecured Notes, 5.375% due 6/26/26.	526,395
	Enbridge Inc., Senior Unsecured Notes:
100,000	4.000% due 10/1/23	102,115
250,000	3.700% due 7/15/27	241,459

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Energy - 2.5% - (continued)
$ 435,000	Energy Transfer Equity LP, Senior Secured Notes, 4.250% due 3/15/23	$426,709
	Energy Transfer LP, Senior Unsecured Notes:
695,000	4.750% due 1/15/26	705,896
250,000	4.200% due 4/15/27	243,055
250,000	5.300% due 4/15/47	240,596
	Enterprise Products Operating LLC, Company Guaranteed Notes:
500,000	2.850% due 4/15/21	496,425
720,000	3.750% due 2/15/25	723,179
250,000	3.950% due 2/15/27(d)	252,809
250,000	4.900% due 5/15/46	262,798
950,000	EQT Corp., Senior Unsecured Notes, 3.900% due 10/1/27	906,827
	Exxon Mobil Corp., Senior Unsecured Notes:
500,000	1.708% due 3/1/19	496,980
100,000	3.567% due 3/6/45	94,856
365,000	Gulfport Energy Corp., Company Guaranteed Notes, 6.375% due 5/15/25	359,981
250,000	Halliburton Co., Senior Unsecured Notes, 5.000% due 11/15/45	270,272
250,000	Hess Corp., Senior Unsecured Notes, 5.800% due 4/1/47	264,397
	Indian Oil Corp., Ltd, Senior Unsecured Notes:
600,000	5.625% due 8/2/21	642,197
1,000,000	5.750% due 8/1/23	1,087,531
	Kinder Morgan Energy Partners LP, Company Guaranteed Notes:
125,000	3.500% due 3/1/21	125,509
100,000	4.250% due 9/1/24	101,204
150,000	6.950% due 1/15/38	180,630
75,000	5.000% due 8/15/42	73,500
	Kinder Morgan Inc., Company Guaranteed Notes:
550,000	4.300% due 3/1/28	548,445
250,000	5.050% due 2/15/46	245,106
250,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.125% due 3/1/21	264,790
250,000	MPLX LP, Senior Unsecured Notes, 5.200% due 3/1/47.	257,095
	Noble Energy Inc., Senior Unsecured Notes:
150,000	3.850% due 1/15/28	146,705
150,000	4.950% due 8/15/47	153,988
	Occidental Petroleum Corp., Senior Unsecured Notes:
125,000	4.100% due 2/1/21	129,266
100,000	4.400% due 4/15/46	101,899

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Energy - 2.5% - (continued)
$ 250,000	ONEOK Inc., Company Guaranteed Notes, 4.000% due 7/13/27	$246,772
	ONGC Videsh Vankorneft Pte Ltd., Company Guaranteed Notes:
200,000	2.875% due 1/27/22	194,103
1,500,000	3.750% due 7/27/26	1,442,766
535,000	Peabody Energy Corp., Senior Secured Notes, 6.000% due 3/31/22(b)	548,375
200,000	Petrobras Global Finance BV, Company Guaranteed Notes, 7.250% due 3/17/44	203,000
	Petroleos Mexicanos:
	Company Guaranteed Notes:
750,000	4.250% due 1/15/25	724,800
500,000	5.625% due 1/23/46	447,700
100,000	6.750% due 9/21/47	101,690
465,000	Senior Unsecured Notes, 6.350% due 2/12/48(b)	452,213
1,500,000	Petronas Capital Ltd., Company Guaranteed Notes, 3.500% due 3/18/25	1,493,175
200,000	Petronas Global Sukuk Ltd., Senior Unsecured Notes, 2.707% due 3/18/20	198,735
	Phillips 66, Company Guaranteed Notes:
250,000	4.300% due 4/1/22	259,590
250,000	4.875% due 11/15/44	262,025
250,000	Plains All American Pipeline LP / PAA Finance Corp., Senior Unsecured Notes, 4.500% due 12/15/26	249,083
355,000	QEP Resources Inc., Senior Unsecured Notes, 5.250% due 5/1/23.	352,338
1,650,000	Reliance Holding USA Inc., Company Guaranteed Notes, 5.400% due 2/14/22	1,746,351
	Sabine Pass Liquefaction LLC, Senior Secured Notes:
100,000	5.750% due 5/15/24	108,007
600,000	5.000% due 3/15/27	623,221
400,000	4.200% due 3/15/28	391,658
	Shell International Finance BV, Company Guaranteed Notes:
250,000	1.750% due 9/12/21	239,552
250,000	2.500% due 9/12/26	232,474
100,000	4.000% due 5/10/46	99,003
250,000	3.750% due 9/12/46	237,849
	Sinopec Group Overseas Development 2016 Ltd., Company Guaranteed Notes:
200,000	2.750% due 5/3/21	197,203
1,500,000	2.750% due 9/29/26	1,367,075

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Energy - 2.5% - (continued)
$ 200,000	Sinopec Group Overseas Development 2017 Ltd., Company Guaranteed Notes, 3.625% due 4/12/27(b)	$193,996
100,000	Statoil ASA, Company Guaranteed Notes, 3.700% due 3/1/24	102,307
	Suncor Energy Inc., Senior Unsecured Notes:
250,000	3.600% due 12/1/24	248,987
100,000	6.500% due 6/15/38	128,267
100,000	Sunoco Logistics Partners Operations LP, Company Guaranteed Notes, 4.250% due 4/1/24	100,368
445,000	Sunoco LP / Sunoco Finance Corp., Company Guaranteed Notes, 4.875% due 1/15/23(b)	441,663
445,000	TerraForm Power Operating LLC, Company Guaranteed Notes, 4.250% due 1/31/23(b)	436,100
125,000	Total Capital International SA, Company Guaranteed Notes, 2.100% due 6/19/19	124,206
	TransCanada PipeLines Ltd., Senior Unsecured Notes:
250,000	4.875% due 1/15/26	271,503
75,000	7.625% due 1/15/39	106,610
250,000	Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes, 7.850% due 2/1/26	310,619
423,000	Transocean Proteus Ltd., Senior Secured Notes, 6.250% due 12/1/24(b)	435,182
600,000	Transportadora de Gas Internacional SA ESP, Senior Unsecured Notes, 5.700% due 3/20/22	609,000
75,000	Valero Energy Corp., Senior Unsecured Notes, 4.900% due 3/15/45	79,584
	Williams Partners LP, Senior Unsecured Notes:
410,000	3.750% due 6/15/27	396,300
250,000	5.100% due 9/15/45	258,565

	Total Energy	38,111,666

Financial - 6.0%
500,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, Company Guaranteed Notes, 3.500% due 5/26/22	498,208
	Air Lease Corp., Senior Unsecured Notes:
995,000	3.250% due 3/1/25	954,232
250,000	3.625% due 4/1/27	238,806
145,000	Aircastle Ltd., Senior Unsecured Notes, 5.000% due 4/1/23	149,515
250,000	Alexandria Real Estate Equities Inc., Company Guaranteed Notes, 3.950% due 1/15/28	245,073
250,000	Allstate Corp., Senior Unsecured Notes, 4.500% due 6/15/43	265,086

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Financial - 6.0% - (continued)
	American Express Co.:
$ 980,000	Senior Unsecured Notes, 2.500% due 8/1/22	$946,844
500,000	Subordinated Notes, 3.625% due 12/5/24	500,315
250,000	American Express Credit Corp., Senior Unsecured Notes, 2.250% due 5/5/21	243,996
250,000	American International Group Inc., Senior Unsecured Notes, 4.500% due 7/16/44	248,313
	American Tower Corp., Senior Unsecured Notes:
100,000	3.500% due 1/31/23	100,032
100,000	4.000% due 6/1/25	100,045
200,000	Aon PLC, Company Guaranteed Notes, 4.750% due 5/15/45	210,536
200,000	Banco de Costa Rica, Government Guaranteed Notes, 5.250% due 8/12/18	200,930
	Banco de Credito del Peru, Senior Unsecured Notes:
1,100,000	2.250% due 10/25/19	1,085,700
700,000	5.375% due 9/16/20	735,000
1,000,000	Banco de Credito e Inversiones SA, Senior Unsecured Notes, 4.000% due 2/11/23	1,014,072
800,000	Banco de Reservas de la Republica Dominicana, Subordinated Notes, 7.000% due 2/1/23	838,000
	Banco del Estado de Chile, Senior Unsecured Notes:
500,000	4.125% due 10/7/20	511,452
200,000	2.668% due 1/8/21(b)	196,500
300,000	3.875% due 2/8/22	303,222
1,350,000	Banco Internacional del Peru SAA, Senior Unsecured Notes, 5.750% due 10/7/20	1,419,525
200,000	Banco Nacional de Costa Rica, Senior Unsecured Notes, 4.875% due 11/1/18	199,750
150,000	Banco Santander Chile, Senior Unsecured Notes, 3.875% due 9/20/22	151,768
1,000,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Subordinated Notes, 5.950% (5-Year CMT Index + 4.580%) due 1/30/24(c)	1,018,750
200,000	Banistmo SA, Senior Unsecured Notes, 3.650% due 9/19/22(b)	196,000
	Bank of America Corp.:
	Senior Unsecured Notes:
500,000	2.625% due 4/19/21	492,775
980,000	2.369% (3-Month USD-LIBOR + 0.660%) due 7/21/21(c)	965,492

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Financial - 6.0% - (continued)
$ 430,000	3.004% (3-Month USD-LIBOR + 0.790%) due 12/20/23(b)(c)	$420,736
750,000	3.875% due 8/1/25	759,931
500,000	3.366% (3-Month USD-LIBOR + 0.810%) due 1/23/26(c)	488,374
250,000	4.443% (3-Month USD-LIBOR + 1.990%) due 1/20/48(c)	259,574
250,000	Subordinated Notes, 7.750% due 5/14/38.	356,633
750,000	Bank of New York Mellon Corp., Senior Unsecured Notes, 2.150% due 2/24/20	741,603
500,000	Bank of Nova Scotia, Senior Unsecured Notes, 2.700% due 3/7/22	490,265
	Barclays PLC:
	Senior Unsecured Notes:
500,000	2.875% due 6/8/20	495,364
250,000	4.950% due 1/10/47	257,063
250,000	Subordinated Notes, 5.200% due 5/12/26.	253,948
500,000	BB&T Corp., Senior Unsecured Notes, 2.750% due 4/1/22	492,884
300,000	BBVA Banco Continental SA, Senior Unsecured Notes, 5.000% due 8/26/22	315,453
	BDO Unibank Inc., Senior Unsecured Notes:
350,000	2.625% due 10/24/21	341,164
1,400,000	2.950% due 3/6/23	1,344,571
250,000	Berkshire Hathaway Inc., Senior Unsecured Notes, 3.125% due 3/15/26	243,305
960,000	Boston Properties LP, Senior Unsecured Notes, 3.650% due 2/1/26	951,335
100,000	Brighthouse Financial Inc., Senior Unsecured Notes, 3.700% due 6/22/27(b)	93,496
250,000	Brixmor Operating Partnership LP, Senior Unsecured Notes, 3.900% due 3/15/27	239,904
500,000	Brookfield Finance LLC, Company Guaranteed Notes, 4.000% due 4/1/24	505,809
	Capital One Financial Corp., Senior Unsecured Notes:
250,000	3.050% due 3/9/22	245,473
250,000	3.750% due 3/9/27	243,013
125,000	CBRE Services Inc., Company Guaranteed Notes, 5.250% due 3/15/25	133,733
250,000	Charles Schwab Corp., Senior Unsecured Notes, 3.200% due 3/2/27	243,176
500,000	Chubb INA Holdings Inc., Company Guaranteed Notes, 3.350% due 5/3/26	493,976

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Financial - 6.0% - (continued)
$ 500,000	Citibank NA, Senior Unsecured Notes, 2.000% due 3/20/19	$496,952
	Citigroup Inc.:
	Senior Unsecured Notes:
250,000	2.700% due 3/30/21	246,887
100,000	2.350% due 8/2/21	97,414
500,000	2.750% due 4/25/22	489,373
500,000	3.887% (3-Month USD-LIBOR + 1.563%) due 1/10/28(c)	497,763
1,215,000	3.668% (3-Month USD-LIBOR + 1.390%) due 7/24/28(c)	1,188,533
	Subordinated Notes:
100,000	5.300% due 5/6/44	110,391
250,000	4.750% due 5/18/46	255,742
500,000	Citizens Bank NA, Senior Unsecured Notes, 2.250% due 3/2/20	493,205
760,000	Commonwealth Bank of Australia, Senior Unsecured Notes, 2.750% due 3/10/22(b)	748,714
	Cooperatieve Rabobank UA, Company Guaranteed Notes:
500,000	3.875% due 2/8/22	511,113
250,000	3.750% due 7/21/26	242,947
	Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed Notes:
500,000	3.125% due 12/10/20	498,512
250,000	3.750% due 3/26/25	246,795
250,000	4.550% due 4/17/26	259,207
300,000	Crown Castle International Corp., Senior Unsecured Notes, 4.000% due 3/1/27	296,839
	DBS Group Holdings Ltd., Senior Unsecured Notes:
200,000	2.013% (3-Month USD-LIBOR + 0.490%) due 6/8/20(c)	200,360
300,000	2.365% (3-Month USD-LIBOR + 0.620%) due 7/25/22(c)	300,764
1,400,000	2.365% (3-Month USD-LIBOR + 0.620%) due 7/25/22(b)(c)	1,403,567
500,000	Deutsche Bank AG, Senior Unsecured Notes, 3.950% due 2/27/23	499,562
810,000	Discover Financial Services, Senior Unsecured Notes, 4.100% due 2/9/27	801,147
200,000	Enstar Group Ltd., Senior Unsecured Notes, 4.500% due 3/10/22	200,536
500,000	ESH Hospitality Inc., Company Guaranteed Notes, 5.250% due 5/1/25(b)	498,750

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Financial - 6.0% - (continued)
$ 500,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.300% due 3/1/19	$498,635
	GE Capital International Funding Co. Unlimited Co., Company Guaranteed Notes:
250,000	3.373% due 11/15/25	240,297
250,000	4.418% due 11/15/35	245,485
	Global Bank Corp., Senior Unsecured Notes:
700,000	5.125% due 10/30/19	718,375
1,000,000	4.500% due 10/20/21	1,011,500
	Goldman Sachs Group Inc.:
	Senior Unsecured Notes:
500,000	2.350% due 11/15/21	483,609
200,000	5.750% due 1/24/22	216,936
500,000	3.000% due 4/26/22	492,974
935,000	2.552% (3-Month USD-LIBOR + 0.780%) due 10/31/22(c)	937,743
250,000	6.125% due 2/15/33	301,305
	Subordinated Notes:
500,000	4.250% due 10/21/25	503,985
250,000	6.750% due 10/1/37	316,676
250,000	5.150% due 5/22/45	269,936
500,000	Host Hotels & Resorts LP, Senior Unsecured Notes, 3.875% due 4/1/24	496,699
	HSBC Holdings PLC:
	Senior Unsecured Notes:
500,000	3.262% (3-Month USD-LIBOR + 1.055%) due 3/13/23(c)	496,373
250,000	4.041% (3-Month USD-LIBOR + 1.546%) due 3/13/28(c)	250,998
	Subordinated Notes:
250,000	6.500% due 5/2/36	307,875
250,000	5.250% due 3/14/44	275,356
1,000,000	HSBC USA Inc., Senior Unsecured Notes, 2.375% due 11/13/19	992,748
500,000	Huntington National Bank, Senior Unsecured Notes, 2.375% due 3/10/20	496,211
450,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp., Company Guaranteed Notes, 6.250% due 2/1/22	456,750
500,000	Industrial Senior Trust, Company Guaranteed Notes, 5.500% due 11/1/22	495,000
500,000	ING Groep NV, Senior Unsecured Notes, 3.150% due 3/29/22	495,559

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Financial - 6.0% - (continued)
$ 1,700,000	Itau CorpBanca, Senior Unsecured Notes, 3.875% due 9/22/19	$1,716,228
250,000	Jefferies Group LLC / Jefferies Group Capital Finance Inc., Senior Unsecured Notes, 4.850% due 1/15/27	258,234
	JPMorgan Chase & Co.:
	Senior Unsecured Notes:
935,000	2.250% due 1/23/20	926,220
250,000	4.250% due 10/15/20	258,537
250,000	2.972% due 1/15/23	245,944
250,000	3.782% (3-Month USD-LIBOR + 1.337%) due 2/1/28(c)	248,996
250,000	3.509% (3-Month USD-LIBOR + 0.945%) due 1/23/29(c)	242,362
250,000	3.882% (3-Month USD-LIBOR + 1.360%) due 7/24/38(c)	242,009
150,000	5.400% due 1/6/42	176,786
250,000	4.260% (3-Month USD-LIBOR + 1.580%) due 2/22/48(c)	250,148
	Subordinated Notes:
200,000	3.875% due 9/10/24	201,357
250,000	3.625% due 12/1/27	241,329
1,000,000	JPMorgan Chase Bank NA, Senior Unsecured Notes, 1.650% due 9/23/19	985,701
190,000	Kennedy-Wilson Inc., Senior Unsecured Notes, 5.875% due 4/1/24(b)	187,388
	Kreditanstalt fuer Wiederaufbau, Government Guaranteed Notes:
2,000,000	1.625% due 3/15/21	1,940,771
500,000	2.125% due 3/7/22	488,203
500,000	2.375% due 12/29/22	489,637
100,000	2.500% due 11/20/24	97,179
75,000	Landwirtschaftliche Rentenbank, Government Guaranteed Notes, 1.750% due 7/27/26	67,874
1,000,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.100% due 7/6/21	993,166
955,000	Macquarie Group Ltd., Senior Unsecured Notes, 3.189% (3-Month USD-LIBOR + 1.023%) due 11/28/23(b)(c)	926,818
1,700,000	Malayan Banking Bhd, Subordinated Notes, 3.905% (5-Year USD Swap Rate + 2.542%) due 10/29/26(c)	1,707,791
250,000	Manulife Financial Corp., Subordinated Notes, 4.061% (5-Year USD 1100 Run ICE Swap Rate + 1.647%) due 2/24/32(c)	246,600

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Financial - 6.0% - (continued)
$ 250,000	Mastercard Inc., Senior Unsecured Notes, 3.950% due 2/26/48	$252,053
250,000	MetLife Inc., Senior Unsecured Notes, 4.600% due 5/13/46	263,234
250,000	Mid-America Apartments LP, Senior Unsecured Notes, 3.750% due 6/15/24	251,672
	Mitsubishi UFJ Financial Group Inc., Senior Unsecured Notes:
500,000	2.998% due 2/22/22	492,475
460,000	2.757% (3-Month USD-LIBOR + 0.740%) due 3/2/23(c)	460,216
	Mizuho Financial Group Inc., Senior Unsecured Notes:
250,000	2.953% due 2/28/22	245,624
250,000	3.663% due 2/28/27	246,933
	Morgan Stanley:
	Senior Unsecured Notes:
1,000,000	7.300% due 5/13/19	1,052,338
500,000	2.625% due 11/17/21	489,568
945,000	2.750% due 5/19/22	923,692
250,000	3.591% (3-Month USD-LIBOR + 1.340%) due 7/22/28(c)	241,792
250,000	3.772% (3-Month USD-LIBOR + 1.140%) due 1/24/29(c)	244,624
250,000	6.375% due 7/24/42	324,201
250,000	Subordinated Notes, 4.350% due 9/8/26	253,781
250,000	National Australia Bank Ltd., Senior Unsecured Notes, 3.375% due 1/14/26	245,036
250,000	National Rural Utilities Cooperative Finance Corp., Collateral Trust, 3.050% due 2/15/22	250,179
315,000	Navient Corp., Senior Unsecured Notes, 6.500% due 6/15/22	328,388
405,000	New York Life Global Funding, Secured Notes, 2.300% due 6/10/22(b)	391,764
790,000	Nuveen Finance LLC, Senior Unsecured Notes, 4.125% due 11/1/24(b)	813,616
1,000,000	Oesterreichische Kontrollbank AG, Government Guaranteed Notes, 1.500% due 10/21/20	972,100
800,000	Oversea-Chinese Banking Corp., Ltd., Subordinated Notes, 4.000% (5-Year USD Swap Rate + 2.203%) due 10/15/24(c)	808,026
500,000	PNC Bank N.A., Senior Unsecured Notes, 2.625% due 2/17/22	490,176
150,000	PNC Financial Services Group Inc., Subordinated Notes, 3.900% due 4/29/24	152,774

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Financial - 6.0% - (continued)
$ 150,000	Progressive Corp., Senior Unsecured Notes, 4.125% due 4/15/47	$151,186
	Prudential Financial Inc.:
	Senior Unsecured Notes:
500,000	7.375% due 6/15/19	529,790
775,000	3.500% due 5/15/24	780,474
343,000	3.935% due 12/7/49(b)	325,813
250,000	Junior Subordinated Notes, 5.625% (3-Month USD-LIBOR + 3.920%) due 6/15/43(c)	263,750
250,000	Regency Centers LP, Company Guaranteed Notes, 4.400% due 2/1/47	244,314
	Royal Bank of Canada:
	Senior Unsecured Notes:
250,000	2.125% due 3/2/20	246,616
950,000	2.350% due 10/30/20	938,013
250,000	Subordinated Notes, 4.650% due 1/27/26.	259,356
815,000	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 3.498% (3-Month USD-LIBOR + 1.480%) due 5/15/23(c)	802,979
250,000	Sabra Health Care LP, Company Guaranteed Notes, 5.125% due 8/15/26	242,490
450,000	Santander Holdings USA Inc., Senior Unsecured Notes, 3.400% due 1/18/23(b)	440,082
500,000	Santander UK PLC, Senior Unsecured Notes, 2.350% due 9/10/19	497,167
490,000	SBA Communications Corp., Senior Unsecured Notes, 4.000% due 10/1/22(b)	480,200
	Simon Property Group LP, Senior Unsecured Notes:
425,000	2.750% due 6/1/23	413,959
100,000	3.375% due 10/1/24	99,275
	SPARC EM SPC Panama Metro Line 2 SP, Senior Secured Notes:
1,100,000	zero coupon, due 12/5/22(b)	1,002,375
800,000	zero coupon, due 12/5/22	729,000
445,000	Starwood Property Trust Inc., Senior Unsecured Notes, 4.750% due 3/15/25(b)	431,650
	Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes:
500,000	2.934% due 3/9/21	497,796
590,000	2.471% (3-Month USD-LIBOR + 0.740%) due 1/17/23(c)	590,818
250,000	3.100% due 1/17/23	246,732
100,000	2.632% due 7/14/26	91,743

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Financial - 6.0% - (continued)
$ 500,000	SunTrust Bank/Atlanta GA, Senior Unsecured Notes, 2.250% due 1/31/20	$494,225
1,950,000	Temasek Financial I Ltd., Company Guaranteed Notes, 2.375% due 1/23/23	1,886,704
1,000,000	Toronto-Dominion Bank, Senior Unsecured Notes, 1.450% due 8/13/19	983,597
125,000	Travelers Cos., Inc., Senior Unsecured Notes, 5.350% due 11/1/40	150,368
400,000	Union Bank of the Philippines, Senior Unsecured Notes, 3.369% due 11/29/22	391,543
	United Overseas Bank Ltd., Subordinated Notes:
500,000	3.750% (5-Year USD Swap Rate + 1.995%) due 9/19/24(c)	502,731
1,200,000	3.500% (5-Year USD Swap Rate + 2.236%) due 9/16/26(c)	1,192,466
750,000	US Bancorp, Senior Unsecured Notes, 2.625% due 1/24/22	738,665
100,000	Ventas Realty LP, Company Guaranteed Notes, 4.375% due 2/1/45	97,446
	Visa Inc., Senior Unsecured Notes:
750,000	2.800% due 12/14/22	740,598
100,000	4.150% due 12/14/35	105,402
	Wells Fargo & Co.:
	Senior Unsecured Notes:
625,000	3.069% due 1/24/23	616,110
500,000	3.000% due 10/23/26	471,508
710,000	3.584% (3-Month USD-LIBOR + 1.310%) due 5/22/28(c)	691,997
	Subordinated Notes:
250,000	4.400% due 6/14/46	245,935
250,000	4.750% due 12/7/46	259,470
1,000,000	Wells Fargo Bank NA, Senior Unsecured Notes, 2.150% due 12/6/19	989,590
250,000	Westpac Banking Corp., Senior Unsecured Notes, 3.350% due 3/8/27	242,765

	Total Financial	90,467,056

Government - 0.7%
500,000	African Development Bank, Senior Unsecured Notes, 1.875% due 3/16/20	494,464
1,500,000	Asian Development Bank, Senior Unsecured Notes, 2.000% due 2/16/22	1,459,906
300,000	Banco Latinoamericano de Comercio Exterior SA, Senior Unsecured Notes, 3.250% due 5/7/20 ..	296,625

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Government - 0.7% - (continued)
$ 750,000	Council Of Europe Development Bank, Senior Unsecured Notes, 1.875% due 1/27/20	$742,633
500,000	European Bank for Reconstruction & Development, Senior Unsecured Notes, 1.750% due 11/26/19	494,793
	European Investment Bank, Senior Unsecured Notes:
500,000	1.875% due 3/15/19	498,208
2,000,000	1.750% due 5/15/20	1,968,499
1,000,000	FMS Wertmanagement AoeR, Government Guaranteed Notes, 1.750% due 1/24/20	987,423
	Inter-American Development Bank:
500,000	Senior Unsecured Notes, 2.375% due 7/7/27.	473,074
1,000,000	Unsecured Notes, 1.250% due 10/15/19	982,905
500,000	International Finance Corp., Unsecured Notes, 1.750% due 3/30/20	493,025
1,200,000	Malaysia Sovereign Sukuk Bhd, Unsecured Notes, 3.043% due 4/22/25	1,172,460
500,000	Malaysia Sukuk Global Bhd, Senior Unsecured Notes, 3.179% due 4/27/26	487,730
500,000	Svensk Exportkredit AB, Senior Unsecured Notes, 2.375% due 3/9/22	491,398

	Total Government	11,043,143

Industrial - 1.1%
	Boeing Co., Senior Unsecured Notes:
500,000	2.125% due 3/1/22	486,258
300,000	3.650% due 3/1/47	285,935
460,000	Builders FirstSource Inc., Senior Secured Notes, 5.625% due 9/1/24(b)	468,050
	Burlington Northern Santa Fe LLC, Senior Unsecured Notes:
250,000	3.250% due 6/15/27	246,736
250,000	4.125% due 6/15/47	254,838
425,000	BWAY Holding Co., Senior Secured Notes, 5.500% due 4/15/24(b)	434,563
100,000	Canadian Pacific Railway Co., Senior Unsecured Notes, 2.900% due 2/1/25	96,165
	Caterpillar Financial Services Corp., Senior Unsecured Notes:
250,000	1.900% due 3/22/19	248,275
500,000	1.700% due 8/9/21	479,481
	Caterpillar Inc., Senior Unsecured Notes:
895,000	3.400% due 5/15/24	904,784
100,000	3.803% due 8/15/42	99,510

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Industrial - 1.1% - (continued)
	CSX Corp., Senior Unsecured Notes:
$ 250,000	2.600% due 11/1/26	$227,721
250,000	4.500% due 8/1/54	244,603
270,000	DAE Funding LLC, Company Guaranteed Notes, 4.500% due 8/1/22(b)	261,900
200,000	Embraer Netherlands Finance BV, Company Guaranteed Notes, 5.400% due 2/1/27	212,000
	FedEx Corp., Company Guaranteed Notes:
500,000	3.300% due 3/15/27	486,285
860,000	4.750% due 11/15/45	893,717
250,000	4.400% due 1/15/47	248,125
500,000	GATX Corp., Senior Unsecured Notes, 3.850% due 3/30/27	491,808
	General Electric Co., Senior Unsecured Notes:
1,000,000	2.200% due 1/9/20	986,633
500,000	4.500% due 3/11/44	495,298
750,000	John Deere Capital Corp., Senior Unsecured Notes, 2.200% due 3/13/20	743,323
200,000	Johnson Controls International PLC, Senior Unsecured Notes, 4.500% due 2/15/47	206,245
250,000	L3 Technologies Inc., Company Guaranteed Notes, 5.200% due 10/15/19	258,916
	Lockheed Martin Corp., Senior Unsecured Notes:
250,000	3.550% due 1/15/26	250,070
250,000	4.700% due 5/15/46	270,520
250,000	Norfolk Southern Corp., Senior Unsecured Notes, 2.900% due 6/15/26	236,440
	Northrop Grumman Corp., Senior Unsecured Notes:
200,000	2.550% due 10/15/22	193,307
100,000	4.030% due 10/15/47	96,024
	Parker-Hannifin Corp., Senior Unsecured Notes:
400,000	3.250% due 3/1/27	389,920
200,000	4.100% due 3/1/47	203,042
225,000	Penske Truck Leasing Co. LP / PTL Finance Corp., Senior Unsecured Notes, 4.200% due 4/1/27(b)	226,944
455,000	Plastipak Holdings Inc., Senior Unsecured Notes, 6.250% due 10/15/25(b)	462,963
250,000	PSA International Pte Ltd., Senior Unsecured Notes, 3.875% due 2/11/21	257,271
440,000	Republic Services Inc., Senior Unsecured Notes, 3.375% due 11/15/27	425,801
490,000	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, Senior Secured Notes, 5.125% due 7/15/23(b)	499,726

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Industrial - 1.1% - (continued)
$ 100,000	Rockwell Collins Inc., Senior Unsecured Notes, 3.200% due 3/15/24	$98,052
300,000	Ryder System Inc., Senior Unsecured Notes, 2.800% due 3/1/22	294,663
1,500,000	SBA Tower Trust, Mortgage, 3.168% due 4/11/22(b)	1,476,603
300,000	Tech Data Corp., Senior Unsecured Notes, 3.700% due 2/15/22	297,943
	Union Pacific Corp., Senior Unsecured Notes:
250,000	3.350% due 8/15/46	224,427
125,000	3.875% due 2/1/55	117,815
250,000	United Parcel Service Inc., Senior Unsecured Notes, 5.125% due 4/1/19	256,778
	United Technologies Corp., Senior Unsecured Notes:
500,000	2.300% due 5/4/22	483,858
250,000	3.750% due 11/1/46	229,820

	Total Industrial	16,753,156

Technology - 0.9%
	Apple Inc., Senior Unsecured Notes:
1,000,000	1.900% due 2/7/20	988,431
75,000	2.850% due 5/6/21	75,122
300,000	2.400% due 5/3/23	290,232
250,000	3.000% due 2/9/24	246,744
250,000	3.350% due 2/9/27	246,387
250,000	3.000% due 6/20/27	239,402
250,000	4.250% due 2/9/47	257,645
250,000	3.750% due 11/13/47	238,274
100,000	Applied Materials Inc., Senior Unsecured Notes, 4.350% due 4/1/47	103,495
	Broadcom Corp. / Broadcom Cayman Finance Ltd., Company Guaranteed Notes:
500,000	3.000% due 1/15/22	489,290
100,000	3.625% due 1/15/24	97,562
300,000	CA Inc., Senior Unsecured Notes, 3.600% due 8/15/22	300,014
	Dell International LLC / EMC Corp., Senior Secured Notes:
100,000	5.450% due 6/15/23(b)	105,567
750,000	6.020% due 6/15/26(b)	802,358
	DXC Technology Co., Senior Unsecured Notes:
300,000	2.875% due 3/27/20	299,264
400,000	4.750% due 4/15/27	414,130
300,000	First Data Corp., Secured Notes, 5.750% due 1/15/24(b)	305,250

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Technology - 0.9% - (continued)
	Hewlett Packard Enterprise Co., Senior Unsecured Notes:
$ 100,000	3.600% due 10/15/20	$101,081
150,000	6.200% due 10/15/35	160,087
250,000	Intel Corp., Senior Unsecured Notes, 4.100% due 5/19/46	255,392
	International Business Machines Corp., Senior Unsecured Notes:
250,000	2.500% due 1/27/22	245,336
250,000	3.300% due 1/27/27	246,843
100,000	4.000% due 6/20/42	100,566
125,000	KLA-Tencor Corp., Senior Unsecured Notes, 4.650% due 11/1/24	131,312
	Microsoft Corp., Senior Unsecured Notes:
500,000	1.850% due 2/6/20	494,681
250,000	2.400% due 2/6/22	245,593
250,000	2.875% due 2/6/24	246,059
250,000	3.300% due 2/6/27	247,416
250,000	3.450% due 8/8/36	242,375
750,000	4.250% due 2/6/47	800,084
	Oracle Corp., Senior Unsecured Notes:
500,000	1.900% due 9/15/21	483,228
100,000	2.950% due 11/15/24	97,098
500,000	2.650% due 7/15/26	467,252
250,000	3.850% due 7/15/36	250,298
250,000	4.000% due 7/15/46	247,032
	QUALCOMM Inc., Senior Unsecured Notes:
500,000	3.000% due 5/20/22	489,471
100,000	4.650% due 5/20/35	102,076
520,000	Quintiles IMS Inc., Company Guaranteed Notes, 4.875% due 5/15/23(b)	534,300
400,000	Seagate HDD Cayman, Company Guaranteed Notes, 4.250% due 3/1/22(b)	395,720
400,000	Xerox Corp., Senior Unsecured Notes, 4.070% due 3/17/22	402,955

	Total Technology	12,485,422

Utilities - 1.1%
100,000	Ameren Illinois Co., 1st Mortgage Notes, 3.700% due 12/1/47.	95,755
70,000	American Electric Power Co., Inc., Senior Unsecured Notes, 3.200% due 11/13/27	66,901
	Berkshire Hathaway Energy Co., Senior Unsecured Notes:
200,000	6.125% due 4/1/36	254,571
250,000	5.150% due 11/15/43	289,196

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Utilities - 1.1% - (continued)
$ 230,000	Calpine Corp., Senior Unsecured Notes, 5.750% due 1/15/25	$215,625
150,000	Commonwealth Edison Co., 1st Mortgage Notes, 3.750% due 8/15/47	143,997
250,000	Consolidated Edison Co. of New York Inc., Senior Unsecured Notes, 3.950% due 3/1/43	246,793
500,000	Consolidated Edison Inc., Senior Unsecured Notes, 2.000% due 3/15/20	493,187
	Duke Energy Corp., Senior Unsecured Notes:
1,480,000	2.650% due 9/1/26	1,358,942
350,000	3.750% due 9/1/46	317,987
250,000	Duke Energy Progress LLC, 1st Mortgage Notes, 6.300% due 4/1/38	327,945
200,000	Energuate Trust, Company Guaranteed Notes, 5.875% due 5/3/27(b)	203,000
600,000	Engie Energia Chile SA, Senior Unsecured Notes, 5.625% due 1/15/21	635,436
100,000	Eversource Energy, Senior Unsecured Notes, 2.900% due 10/1/24.	96,065
500,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 3.400% due 3/15/22	500,913
500,000	FirstEnergy Corp., Senior Unsecured Notes, 3.900% due 7/15/27	493,788
250,000	Florida Power & Light Co., 1st Mortgage Notes, 3.125% due 12/1/25	246,648
415,000	Fortis Inc., Senior Unsecured Notes, 2.100% due 10/4/21	399,092
	Georgia Power Co., Senior Unsecured Notes:
250,000	2.000% due 3/30/20	246,529
250,000	3.250% due 3/30/27	242,753
500,000	MidAmerican Energy Co., 1st Mortgage Notes, 3.100% due 5/1/27	483,557
250,000	NextEra Energy Capital Holdings Inc., Company Guaranteed Notes, 3.550% due 5/1/27	244,550
420,000	NextEra Energy Operating Partners LP, Company Guaranteed Notes, 4.250% due 9/15/24(b)	414,225
	NiSource Inc., Senior Unsecured Notes:
150,000	3.490% due 5/15/27	147,017
100,000	4.375% due 5/15/47	101,318
250,000	Northern States Power Co., 1st Mortgage Notes, 3.600% due 5/15/46	235,977
200,000	NRG Energy Inc., Company Guaranteed Notes, 6.250% due 7/15/22	206,500
100,000	Oncor Electric Delivery Co. LLC, Senior Secured Notes, 5.300% due 6/1/42	119,233

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Utilities - 1.1% - (continued)
	Pacific Gas & Electric Co., Senior Unsecured Notes:
$ 250,000	3.300% due 3/15/27	$236,701
250,000	6.050% due 3/1/34	291,358
250,000	PECO Energy Co., 1st Mortgage Notes, 4.150% due 10/1/44	259,258
	PPL Capital Funding Inc., Company Guaranteed Notes:
100,000	3.400% due 6/1/23	99,874
250,000	3.100% due 5/15/26	237,102
125,000	PSEG Power LLC, Company Guaranteed Notes, 3.000% due 6/15/21	124,641
100,000	Public Service Enterprise Group Inc., Senior Unsecured Notes, 2.650% due 11/15/22	97,234
100,000	San Diego Gas & Electric Co., 1st Mortgage Notes, 6.000% due 6/1/39	128,587
125,000	Sempra Energy, Senior Unsecured Notes, 4.050% due 12/1/23	128,764
75,000	South Carolina Electric & Gas Co., 1st Mortgage Notes, 4.500% due 6/1/64	71,203
	Southern California Edison Co., 1st Mortgage Notes:
125,000	4.050% due 3/15/42	126,313
250,000	4.000% due 4/1/47	249,540
150,000	Southern California Gas Co., 1st Mortgage Notes, 3.150% due 9/15/24	149,316
	Southern Co., Senior Unsecured Notes:
645,000	1.850% due 7/1/19	637,837
250,000	4.400% due 7/1/46	250,904
150,000	Southern Co. Gas Capital Corp, Company Guaranteed Notes, 4.400% due 5/30/47	150,960
250,000	Southwestern Electric Power Co., Senior Unsecured Notes, 3.900% due 4/1/45	239,833
100,000	Southwestern Public Service Co., 1st Mortgage Notes, 4.500% due 8/15/41	107,331
1,500,000	SP PowerAssets Ltd., Senior Unsecured Notes, 2.700% due 9/14/22	1,473,661
200,000	Transelec SA, Senior Unsecured Notes, 4.625% due 7/26/23.	209,158
800,000	Transportadora de Gas del Peru SA, Senior Unsecured Notes, 4.250% due 4/30/28	800,000
	Virginia Electric & Power Co., Senior Unsecured Notes:
100,000	2.950% due 1/15/22	99,641
250,000	3.500% due 3/15/27	248,133
250,000	4.000% due 1/15/43	247,926

	Total Utilities	15,492,775

	TOTAL CORPORATE BONDS & NOTES (Cost - $289,280,121)	284,541,178

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 18.8%
$ 12,533,525	Banc of America Funding Trust, Series 2007-1, Class TA2, 1.751% (1-Month USD-LIBOR + 0.130%) due 1/25/37(c)	$10,122,388
	BANK:
12,563,272	Series 2017-BNK4, Class XA, 1.454% due 5/15/50(c)(e)	1,177,875
16,438,000	Series 2018-BN10, Class XA, 0.754% due 2/15/61(c)(e)	973,256
	BBCMS Mortgage Trust:
178,000	Series 2017-DELC, Class C, 2.788% (1-Month USD-LIBOR + 1.200%) due 8/15/36(b)(c)	177,540
203,000	Series 2017-DELC, Class D, 3.288% (1-Month USD-LIBOR + 1.700%) due 8/15/36(b)(c)	202,132
424,000	Series 2017-DELC, Class E, 4.088% (1-Month USD-LIBOR + 2.500%) due 8/15/36(b)(c)	422,209
407,000	Series 2017-DELC, Class F, 5.088% (1-Month USD-LIBOR + 3.500%) due 8/15/36(b)(c)	405,367
5,608,989	Bear Stearns ALT-A Trust, Series 2006-1, Class 21A2, 3.435% due 2/25/36(c)	4,965,964
	BX Trust:
339,000	Series 2017-SLCT, Class D, 3.638% (1-Month USD-LIBOR + 2.050%) due 7/15/34(b)(c)	340,162
558,000	Series 2017-SLCT, Class E, 4.738% (1-Month USD-LIBOR + 3.150%) due 7/15/34(b)(c)	561,136
	CD Mortgage Trust:
400,000	Series 2017-CD3, Class A4, 3.631% due 2/10/50	403,700
20,333,161	Series 2017-CD4, Class XA, 1.326% due 5/10/50(c)(e)	1,744,178
	CFCRE Commercial Mortgage Trust:
2,054,000	Series 2016-C3, Class D, 3.052% due 1/10/48(b)(c)	1,522,946
2,044,628	Series 2016-C3, Class XA, 1.070% due 1/10/48(c)(e)	131,915
1,906,000	Series 2016-C7, Class A3, 3.839% due 12/10/54	1,947,633
16,737,907	Series 2017-C8, Class XA, 1.673% due 6/15/50(c)(e)	1,794,295
	Citigroup Commercial Mortgage Trust:
38,059,253	Series 2015-GC35, Class XA, 0.887% due 11/10/48(c)(e)	1,734,467
1,250,000	Series 2016-GC37, Class A4, 3.314% due 4/10/49	1,231,831
	CLNS Trust:
565,000	Series 2017-IKPR, Class D, 3.631% (1-Month USD-LIBOR + 2.050%) due 6/11/32(b)(c)	567,118
565,000	Series 2017-IKPR, Class E, 5.081% (1-Month USD-LIBOR + 3.500%) due 6/11/32(b)(c)	568,530
565,000	Series 2017-IKPR, Class F, 6.081% (1-Month USD-LIBOR + 4.500%) due 6/11/32(b)(c)	569,237
	Cold Storage Trust:
887,000	Series 2017-ICE3, Class A, 2.588% (1-Month USD-LIBOR + 1.000%) due 4/15/36(b)(c)	890,505

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 18.8% - (continued)
$ 1,082,000	Series 2017-ICE3, Class C, 2.938% (1-Month USD-LIBOR + 1.350%) due 4/15/36(b)(c)	$1,085,699
273,729,320	Commercial Mortgage Trust, Series 2013-CR9, Class XA, 0.153% due 7/10/45(c)(e)	1,458,539
	Credit Suisse Commercial Mortgage Capital Trust:
713,000	Series 2017-LSTK, Class C, 3.229% due 4/5/33(b)	707,337
848,000	Series 2017-LSTK, Class D, 3.331% due 4/5/33(b)(c)	834,360
1,246,000	Series 2017-LSTK, Class E, 3.331% due 4/5/33(b)(c)	1,219,607
69,653,000	Series 2017-LSTK, Class XACP, 0.570% due 4/5/33(b)(c)(e)	904,270
25,355,000	Series 2017-LSTK, Class XBCP, 0.205% due 4/5/33(b)(c)(e)	135,779
3,568,514	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 5A6, 5.500% due 10/25/35	3,210,159
	Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
10,808,490	Series 4223, Class SB, 3.531% (1-Month USD-LIBOR + 5.431%) due 7/15/43(c)	8,535,271
4,364,623	Series 4627, Class Z, 3.000% due 10/15/46	3,878,206
12,263,464	Series 4640, Class VB, 3.000% due 3/15/37	11,494,265
7,493,597	Series 4653, Class Z, 3.000% due 2/15/47	6,540,044
7,947,598	Series 4655, Class CZ, 3.000% due 2/15/47	6,861,984
26,553,047	Series 4664, Class TC, 3.000% due 6/15/41	26,278,181
8,000,000	Series 4749, Class LV, 3.500% due 4/15/38	7,950,217
19,886,372	Series 4750, Class PA, 3.000% due 7/15/46	19,660,008
	Federal National Mortgage Association (FNMA), REMICS:
13,292,693	Series 2016-61, Class MZ, 3.000% due 9/25/46	11,455,458
35,105,174	Series 2017-12, Class TA, 3.000% due 4/25/42	34,888,200
7,731,019	Series 2017-24, Class LG, 3.000% due 4/25/37	7,137,350
22,820,181	Series 2017-32, Class CA, 3.000% due 10/25/42	22,519,116
	Freddie Mac Multifamily Structured Pass-Through Certificates:
1,750,000	Series K020, Class A2, 2.373% due 5/25/22	1,717,548
1,540,000	Series K062, Class A2, 3.413% due 12/25/26	1,556,801
	Great Wolf Trust:
272,000	Series 2017-WOLF, Class D, 3.838% (1-Month USD-LIBOR + 2.100%) due 9/15/34(b)(c)	273,444
422,000	Series 2017-WOLF, Class E, 4.838% (1-Month USD-LIBOR + 3.100%) due 9/15/34(b)(c)	425,163
225,000	Series 2017-WOLF, Class F, 5.808% (1-Month USD-LIBOR + 4.070%) due 9/15/34(b)(c)	226,686
	GS Mortgage Securities Trust:
896,614	Series 2012-GC6, Class A3, 3.482% due 1/10/45	908,085

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 18.8% - (continued)
$ 1,740,000	Series 2015-GC28, Class D, 4.326% due 2/10/48(b)(c)	$1,371,594
10,563,252	Series 2017-GS7, Class XA, 1.141% due 8/10/50(c)(e)	861,238
10,464,358	HarborView Mortgage Loan Trust, Series 2006-14, Class 2A1A, 1.744% (1-Month USD-LIBOR + 0.150%) due 1/25/47(c)	9,456,259
	JP Morgan Chase Commercial Mortgage Securities Corp.:
214,000	Series 2017-FL10, Class B, 2.588% (1-Month USD-LIBOR + 1.000%) due 6/15/32(b)(c)	215,721
161,000	Series 2017-FL10, Class C, 2.838% (1-Month USD-LIBOR + 1.250%) due 6/15/32(b)(c)	162,751
523,000	Series 2017-FL10, Class D, 3.488% (1-Month USD-LIBOR + 1.900%) due 6/15/32(b)(c)	526,525
955,674	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class A3, 2.829% due 10/15/45	942,113
	JPMBB Commercial Mortgage Securities Trust:
1,667,000	Series 2015-C27, Class C, 4.344% due 2/15/48(c)	1,631,251
1,906,000	Series 2015-C28, Class C, 4.237% due 10/15/48(c)	1,831,716
1,817,000	Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class F, 6.316% due 9/12/42(b)(c)	1,905,564
	Morgan Stanley Bank of America Merrill Lynch Trust:
2,000,000	Series 2014-C17, Class C, 4.451% due 8/15/47(c)	1,954,468
26,727,093	Series 2014-C19, Class XA, 1.122% due 12/15/47(c)(e)	1,217,056
852,000	Series 2016-C31, Class C, 4.319% due 11/15/49(c)	833,469
35,284,399	Series 2016-C32, Class XA, 0.766% due 12/15/49(c)(e)	1,758,472
	Morgan Stanley Capital I Trust:
1,964,000	Series 2011-C1, Class D, 5.426% due 9/15/47(b)(c)	2,046,822
25,580,553	Series 2016-BNK2, Class XA, 1.111% due 11/15/49(c)(e)	1,697,219
18,369,735	Series 2016-UB11, Class XA, 1.660% due 8/15/49(c)(e)	1,719,168
14,727,325	Series 2016-UB12, Class XA, 0.820% due 12/15/49(c)(e)	708,172
1,667,000	PFP Ltd., Series 2017-3, Class C, 4.088% (1-Month USD-LIBOR + 2.500%) due 1/14/35(b)(c)	1,677,341
	RALI Series Trust:
3,201,342	Series 2005-QS13, Class 1A3, 5.500% due 9/25/35	2,991,613
26,962,427	Series 2007-QH5, Class AII, 1.851% (1-Month USD-LIBOR + 0.230%) due 6/25/37(c)	15,222,080
	Rosslyn Portfolio Trust:
429,000	Series 2017-ROSS, Class A, 2.510% (1-Month USD-LIBOR + 0.950%) due 6/15/33(b)(c)	429,309
429,000	Series 2017-ROSS, Class B, 2.810% (1-Month USD-LIBOR + 1.250%) due 6/15/33(b)(c)	429,311
	UBS Commercial Mortgage Trust:
7,129,941	Series 2017-C1, Class XA, 1.610% due 6/15/50(c)(e)	766,741

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 18.8% - (continued)
$ 979,000	Series 2018-C8, Class C, 4.705% due 2/15/51(c)	$960,663
5,165,696	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class XA, 0.978% due 3/10/46(b)(c)(e)	204,464
1,686,000	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class D, 6.051% due 1/10/45(b)(c)	1,788,748
1,849,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 6.008% due 2/15/51(c)	1,858,245
	Wells Fargo Commercial Mortgage Trust:
295,000	Series 2010-C1, Class C, 5.597% due 11/15/43(b)(c)	305,131
1,356,000	Series 2015-C27, Class C, 3.894% due 2/15/48	1,268,275
1,000,000	Series 2015-LC20, Class A3, 3.086% due 4/15/50	996,194
2,581,000	Series 2015-NXS4, Class E, 3.600% due 12/15/48(b)(c)	2,028,889
17,770,782	Series 2016-C33, Class XA, 1.796% due 3/15/59(c)(e)	1,731,571
11,115,479	Series 2016-NXS6, Class XA, 1.652% due 11/15/49(c)(e)	1,033,279
10,481,343	Series 2017-C38, Class XA, 1.087% due 7/15/50(c)(e)	777,190
1,200,000	Series 2017-C42, Class A4, 3.589% due 12/15/50	1,201,405
1,505,000	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.440% due 4/15/45	1,520,892

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $290,307,540)	282,347,080

ASSET-BACKED SECURITIES - 11.1%
3,473,400	Apollo Aviation Securitization Equity Trust, Series 2018-1A, Class A, 3.844% due 1/16/38(b)	3,473,395
4,440,271	Bayview Opportunity Master Fund IIIb Trust, Series 2017-RN2, Class A1, 3.475% due 4/28/32(b)(c)	4,437,160
4,544,650	Bayview Opportunity Master Fund IVb Trust, Series 2017-RPL1, Class A1, step bond to yield, 3.105% due 7/28/32(b)	4,528,217
1,000,000	CFIP CLO Ltd., Series 2014-1A, Class AR, 3.042% (3-Month USD-LIBOR + 1.320%) due 7/13/29(b)(c)	1,005,765
200,000	Citibank Credit Card Issuance Trust, Series 2017-A3, Class A3, 1.920% due 4/7/22	196,853
1,240,625	Coinstar Funding LLC Series, Series 2017-1A, Class A2, 5.216% due 4/25/47(b)	1,277,062
1,000,000	CVP CLO Ltd., Series 2017-1A, Class A, 3.085% (3-Month USD-LIBOR + 1.340%) due 7/20/30(b)(c)	999,138
1,000,000	Elevation CLO Ltd., Series 2014-2A, Class A1R, 2.580% (3-Month USD-LIBOR + 1.230%) due 10/15/29(b)(c)	1,003,665
	GCAT LLC:
12,416,290	Series 2017-2, Class A1, step bond to yield, 3.500% due 4/25/47(b)	12,350,195

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES - 11.1% - (continued)
$ 8,909,165	Series 2017-3, Class A1, step bond to yield, 3.352% due 4/25/47(b)	$8,870,960
5,848,690	Series 2017-5, Class A1, step bond to yield, 3.228% due 7/25/47(b)	5,824,633
4,889,381	Helios Issuer LLC Series, Series 2017-1A, Class A, 4.940% due 9/20/49(b)	4,967,129
	Invitation Homes Trust:
2,240,000	Series 2018-SFR1, Class C, 2.818% (1-Month USD-LIBOR + 1.250%) due 3/17/37(b)(c)	2,261,048
1,425,000	Series 2018-SFR1, Class D, 3.018% (1-Month USD-LIBOR + 1.450%) due 3/17/37(b)(c)	1,435,685
995,000	Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.846% due 7/30/47(b)	1,005,935
1,000,000	KVK CLO Ltd., Series 2015-1A, Class AR, 2.686% (3-Month USD-LIBOR + 1.250%) due 5/20/27(b)(c)	1,003,592
1,000,000	LCM XV LP, Series 15A, Class DR, 5.445% (3-Month USD-LIBOR + 3.700%) due 7/20/30(b)(c)	1,028,098
1,000,000	Madison Park Funding XI Ltd., Series 2013-11A, Class AR, 2.904% (3-Month USD-LIBOR + 1.160%) due 7/23/29(b)(c)	1,000,625
1,000,000	Marathon CLO V Ltd., Series 2013-5A, Class A1R, 2.762% (3-Month USD-LIBOR + 0.870%) due 11/21/27(b)(c)	998,688
2,000,000	Marathon CLO VII Ltd., Series 2014-7A, Class A1R, 3.080% (3-Month USD-LIBOR + 1.320%) due 10/28/25(b)(c)	2,012,750
	Marlette Funding Trust:
582,221	Series 2017-2A, Class A, 2.390% due 7/15/24(b)	581,970
1,000,000	Series 2018-1A, Class A, 2.610% due 3/15/28(b)	999,443
1,500,000	Midocean Credit CLO VII, Series 2017-7A, Class A1, 3.042% (3-Month USD-LIBOR + 1.320%) due 7/15/29(b)(c)	1,500,906
1,000,000	MP CLO III LTD, Series 2013-1A, Class AR, 2.995% (3-Month USD-LIBOR + 1.250%) due 10/20/30(b)(c)	1,006,038
1,000,000	MP CLO IV Ltd., Series 2013-2A, Class ARR, 3.025% (3-Month USD-LIBOR + 1.280%) due 7/25/29(b)(c)	1,004,640
7,255,136	New Residential Mortgage Loan Trust, Series 2017-RPL1, Class A1, step bond to yield, 3.598% due 4/25/22(b)	7,236,998
2,000,000	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.740% due 8/16/21	1,974,959
1,000,000	Northwoods Capital XVI Ltd., Series 2017-16A, Class A, 2.686% (3-Month USD-LIBOR + 1.270%) due 11/15/30(b)(c)	1,008,053
14,378,109	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2, Class A1, step bond to yield, 3.000% due 7/25/57(b)	14,289,067

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES - 11.1% - (continued)
$ 1,000,000	Octagon Loan Funding Ltd., Series 2014-1A, Class A1R, 3.025% (3-Month USD-LIBOR + 1.140%) due 11/18/26(b)(c)	$1,001,934
16,451,037	Option One Mortgage Loan Trust, Series 2007-6, Class 1A1, 1.811% (1-Month USD-LIBOR + 0.190%) due 7/25/37(c)	14,113,103
896,666	Palmer Square Loan Funding Ltd., Series 2017-1A, Class A1, 2.462% (3-Month USD-LIBOR + 0.740%) due 10/15/25(b)(c)	896,810
13,383,286	PRPM LLC, Series 2017-2A, Class A1, step bond to yield, 3.470% due 9/25/22(b)	13,261,076
1,000,000	Rockford Tower CLO Ltd., Series 2017-3A, Class A, 2.859% (3-Month USD-LIBOR + 1.190%) due 10/20/30(b)(c)	1,003,783
1,000,000	Steele Creek CLO Ltd., Series 2015-1A, Class AR, 3.152% (3-Month USD-LIBOR + 1.260%) due 5/21/29(b)(c)	1,001,490
1,385,721	Textainer Marine Containers V Ltd., Series 2017-1A, Class A, 3.720% due 5/20/42(b)	1,381,928
1,000,000	THL Credit Wind River CLO Ltd., Series 2014-2A, Class AR, 2.372% (3-Month USD-LIBOR + 1.140%) due 1/15/31(b)(c)	1,004,000
10,930,408	VOLT LVI LLC, Series 2017-NPL3, Class A1, step bond to yield, 3.500% due 3/25/47(b)	10,926,877
6,695,446	VOLT LXI LLC, Series 2017-NPL8, Class A1, step bond to yield, 3.125% due 6/25/47(b)	6,671,580
11,347,999	WaMu Asset-Backed Certificates WaMu Series Trust, Series 2007-HE4, Class 1A, 1.791% (1- Month USD-LIBOR + 0.170%) due 7/25/47(c)	8,737,734
17,409,701	Washington Mutural Asset-Backed Certificates WMABS Trust, Series 2006-HE3, Class 1A, 1.776% (1-Month USD-LIBOR + 0.155%) due 8/25/36(c)	15,828,019
1,000,000	Wellfleet CLO Ltd., Series 2017-2A, Class A1, 2.626% (3-Month USD-LIBOR + 1.250%) due 10/20/29(b)(c)	1,005,450
1,000,000	Zais CLO 5 Ltd., Series 2016-2A, Class A1, 3.252% (3-Month USD-LIBOR + 1.530%) due 10/15/28(b)(c)	1,003,139

	TOTAL ASSET-BACKED SECURITIES (Cost - $165,913,580)	167,119,590

SENIOR LOANS - 2.7%
235,000	Access CIG, LLC, due 2/14/25(f)	236,617
337,554	Acrisure, LLC, 5.991% (3-Month USD-LIBOR + 4.250%) due 11/22/23	342,722
	A-L Parent LLC:
5,437	0.00% due 12/1/23	5,491
39,563	due 12/1/23(f)	39,959

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
SENIOR LOANS - 2.7% - (continued)
$ 551,735	American Tire Distributors Inc., 5.898% (1-Month USD-LIBOR + 4.250%) due 9/1/21	$558,174
110,000	American Traffic Solutions Inc., due 2/21/25(f)	110,550
119,700	Applied Systems Inc., 4.943% (3-Month USD-LIBOR + 3.250%) due 9/19/24	120,298
543,638	AssuredPartners Inc., 5.148% (1-Month USD-LIBOR + 3.500%) due 10/22/24	546,780
248,125	Asurion LLC, 4.648% (1-Month USD-LIBOR + 3.000%) due 11/3/23	249,366
198,628	Avantor Inc., due 11/21/24(f)	200,531
625,000	Avaya Inc., 6.338% (1-Month USD-LIBOR + 4.750%) due 12/5/24	628,125
225,000	BCP Renaissance Parent LLC, 5.772% (3-Month USD-LIBOR + 4.000%) due 10/31/24	226,856
650,088	BJ’s Wholesale Club Inc., 5.080% (1-Month USD-LIBOR + 3.500%) due 2/3/24	648,391
45,000	Blount International Inc., 5.830% (1-Month USD-LIBOR + 4.250%) due 4/12/23	45,619
457,700	Brand Energy & Infrastructure Services Inc., 5.996% (2/3-Month USD-LIBOR + 4.250%) due 6/21/24	460,895
631,825	Bright Bidco BV, 5.186% (2-Month USD-LIBOR + 3.500%) due 6/30/24	641,302
237,634	BWay Holding Co., 4.958% (2/3-Month USD-LIBOR + 3.250%) due 4/3/24	238,525
249,375	Canyon Valor Cos., Inc., 4.943% (3-Month USD-LIBOR + 3.250%) due 6/16/23	250,727
705,000	Capri Acquisitions BidCo Ltd., 5.022% (3-Month USD-LIBOR + 3.250%) due 11/1/24	704,563
339,150	CBS Radio Inc., 4.623% (3-Month USD-LIBOR/PRIME + 2.750%/1.750%) due 11/18/24	340,703
705,000	Cengage Learning Inc., 5.838% (1-Month USD-LIBOR + 4.250%) due 6/7/23	647,035
205,000	CenturyLink Inc., 4.398% (1-Month USD-LIBOR + 2.750%) due 1/31/25	201,361
110,406	Ceva Group PLC, due 3/19/21(f)	108,197
93,005	Ceva Intercompany BV, due 3/19/21(f)	91,261
15,932	Ceva Logistics Canada ULC, due 3/19/21(f)	15,634
144,820	Ceva Logistics US Holdings Inc., due 3/19/21(f)	142,104
259,603	CHG Healthcare Services Inc., 4.772% (2/3-Month USD-LIBOR + 3.000%) due 6/7/23	262,090
555,000	Cincinnati Bell Inc., 5.445% (3-Month USD-LIBOR + 3.750%) due 10/2/24	559,074

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
SENIOR LOANS - 2.7% - (continued)
$ 218,118	CityCenter Holdings LLC, 4.148% (1-Month USD-LIBOR + 2.500%) due 4/18/24	$219,019
298,677	ClubCorp Holdings Inc., 4.943% (3-Month USD-LIBOR + 3.250%) due 9/18/24	300,331
641,775	Colorado Buyer Inc., 4.780% (3-Month USD-LIBOR + 3.000%) due 5/1/24	644,868
275,000	Compass Power Generation LLC, 5.391% (3-Month USD-LIBOR + 3.750%) due 12/20/24	277,236
640,101	Compuware Corp., 5.150% (2-Month USD-LIBOR + 3.500%) due 12/15/21	647,834
85,000	Concentra Inc., 4.530% (3-Month USD-LIBOR + 2.750%) due 6/1/22	85,531
248,805	Constellis Holdings LLC, 6.693% (3-Month USD-LIBOR + 5.000%) due 4/21/24	251,293
85,000	CP VI Bella Midco LLC, 4.686% (3-Month USD-LIBOR + 3.000%) due 12/27/24	85,000
75,000	CSC Holdings LLC, 4.139% (3-Month USD-LIBOR + 2.500%) due 1/25/26	75,062
294,583	CSM Bakery Solutions Ltd., 5.700% (3-Month USD-LIBOR + 4.000%) due 7/3/20	290,901
465,000	Cvent Inc., 5.398% (1-Month USD-LIBOR + 3.750%) due 11/29/24	468,292
274,000	CVS Holdings I LP, 4.790% (3-Month USD-LIBOR + 3.000%) due 2/6/25	272,973
380,000	Deerfield Dakota Holding LLC, 4.833% (3-Month USD-LIBOR + 3.250%) due 2/13/25	382,744
11,250	DexKo Global Inc., 1.967% (2-Month USD-LIBOR + 3.500%) due 7/24/24	11,363
135,484	DG Investment Intermediate Holdings 2 Inc., 4.658% (3-Month USD-LIBOR + 3.000%) due 2/3/25	135,231
9,975	Digicel International Finance Ltd., 5.020% (3-Month USD-LIBOR + 3.250%) due 5/27/24	9,992
60,938	Diplomat Pharmacy Inc., 6.100% (1-Month USD-LIBOR + 4.500%) due 12/20/24	61,318
615,000	EAB Global Inc., 5.484% (3-Month USD-LIBOR + 3.750%) due 11/15/24	616,537
130,000	EG Group Ltd., due 2/7/25(f)	129,935
75,000	Equian Buyer Corp., 5.154% (3-Month USD-LIBOR + 3.250%) due 5/20/24	75,329
640,171	Equinox Holdings Inc., 4.648% (1-Month USD-LIBOR + 3.500%) due 3/8/24	644,306

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
SENIOR LOANS - 2.7% - (continued)
$ 70,000	EXC Holdings III Corp., 5.161% (6-Month USD-LIBOR + 3.500%) due 12/2/24	$70,547
214,463	Exgen Renewables IV LLC, 4.990% (3-Month USD-LIBOR + 3.000%) due 11/28/24	216,339
511,751	Federal-Mogul Corp., 5.355% (1-Month USD-LIBOR + 3.750%) due 4/15/21	514,596
105,000	Flexera Software LLC, due 2/26/25(f)	105,230
98,026	Forterra Finance LLC, due 10/25/23(f)	91,826
486,197	FTS International Inc., due 4/16/21(f)	486,197
322,567	Gates Global LLC, 4.443% (3-Month USD-LIBOR + 2.750%) due 4/1/24	324,583
89,546	Golden Nugget Inc., 4.979% (1/2-Month USD-LIBOR + 3.250%) due 10/4/23	90,230
300,000	Gopher Resource LLC, due 2/9/25(f)	302,250
375,000	Graftech International Ltd., 5.081% (3-Month USD-LIBOR + 3.500%) due 2/12/25	374,531
631,792	Greeneden US Holdings I LLC, 5.443% (3-Month USD-LIBOR + 3.750%) due 12/1/23	633,896
113,803	GW Honos Security Corp., 7.000% (3-Month USD-LIBOR + 2.500%) due 5/24/24	114,774
673,313	Hayward Industries Inc., 5.148% (1-Month USD-LIBOR + 3.500%) due 8/5/24	675,837
700,000	Intelsat Jackson Holdings SA, 5.706% (3-Month USD-LIBOR + 3.750%) due 11/27/23	694,624
710,000	Intralinks Inc., 5.700% (3-Month USD-LIBOR + 4.000%) due 11/14/24	711,186
535,000	Intrawest Resorts Holdings Inc., 4.898% (1-Month USD-LIBOR + 3.250%) due 7/31/24	536,675
90,000	Invictus U.S. Newco LLC, due 2/14/25(f)	90,600
190,000	IRB Holding Corp., 4.829% (1-Month USD-LIBOR + 3.250%) due 2/5/25	191,765
635,132	Kenan Advantage Group Holdings Corp., 4.648% (1-Month USD-LIBOR + 3.000%) due 7/29/22	636,719
748,363	Klockner Pentaplast of America Inc., 5.943% (3-Month USD-LIBOR + 4.250%) due 6/30/22	735,266
645,000	Kronos Acquisition Intermediate Inc., 6.175% (3-Month USD-LIBOR + 4.500%) due 8/26/22	649,438
280,000	Lucid Energy Group II Borrower LLC, 4.588% (3-Month USD-LIBOR + 3.000%) due 2/17/25	280,176
150,000	Marketo Inc., 5.043% (3-Month USD-LIBOR + 3.250%) due 2/7/25	149,625

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
SENIOR LOANS - 2.7% - (continued)
$ 270,000	Meredith Corp., 4.658% (2-Month USD-LIBOR + 3.000%) due 1/31/25	$271,477
623,080	Milacron LLC, 4.398% (1-Month USD-LIBOR + 2.750%) due 9/28/23	624,445
	Mitchell International Inc.:
522,836	4.943% (3-Month USD-LIBOR + 3.250%) due 11/29/24	524,049
140,000	8.943% (3-Month USD-LIBOR + 7.250%) due 12/1/25	140,840
322,653	Optiv Inc., 4.875% (1-Month USD-LIBOR + 3.250%) due 2/1/24	306,924
570,000	Oryx Southern Delaware Holdings LLC, due 2/28/25(f)	569,288
678,300	Peak 10 Holding Corp., 5.193% (3-Month USD-LIBOR + 3.500%) due 8/1/24	679,657
105,000	Phoenix Services International LLC, due 1/30/25(f)	106,050
29,925	Pike Corp., 5.150% (1-Month USD-LIBOR + 3.500%) due 9/20/24	30,187
628,421	Playa Resorts Holding BV, 5.000% (2/3-Month USD-LIBOR + 3.250%) due 4/29/24	632,085
174,563	PODS, LLC 4.579% (1-Month USD-LIBOR + 3.000%) due 12/6/24	175,654
735,000	Power Borrower LLC, due 3/6/25(f)	735,000
195,000	Pro Mach Group Inc., due 3/7/25(f)	195,488
641,775	Project Alpha Intermediate Holding Inc., 5.040% (3-Month USD-LIBOR + 3.500%) due 4/26/24	632,752
666,794	Quest Software US Holdings Inc., 7.272% (3-Month USD-LIBOR + 5.500%) due 10/31/22	677,390
645,125	Radiate Holdco LLC, 4.648% (1-Month USD-LIBOR + 3.000%) due 2/1/24	643,951
565,000	RentPath LLC, 6.400% (1-Month USD-LIBOR + 4.750%) due 12/17/21	566,412
645,113	Reynolds Group Holdings Inc., 4.398% (1-Month USD-LIBOR + 2.750%) due 2/5/23	647,938
240,000	Robertshaw US Holding Corp., due 2/15/25(f)	241,951
65,000	Sarbacane Topco Inc., 4.770% (3-Month USD-LIBOR + 3.000%) due 1/29/25	65,406
683,313	Scientific Games International Inc., 4.449% (3-Month USD-LIBOR + 2.750%) due 8/14/24	686,305
120,423	SCS Holdings I Inc., 5.898% (1-Month USD-LIBOR + 4.250%) due 10/30/22	121,276
694,413	Securus Technologies Holdings Inc, 6.148% (1-Month USD-LIBOR + 4.500%) due 11/1/24	701,794

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
SENIOR LOANS - 2.7% - (continued)
$ 635,200	Select Medical Corp., 5.210% (2/3-Month USD-LIBOR/PRIME + 3.500%/2.500%) due 3/1/21	$637,582
195,000	Shutterfly Inc., due 8/17/24(f)	195,854
100,000	SMG US Midco 2 Inc., 4.890% (2-Month USD-LIBOR + 3.250%) due 1/23/25	100,750
640,114	Solera LLC, 0.00% due 3/3/23	641,445
704,871	Sophia LP, 4.943% (3-Month USD-LIBOR + 3.250%) due 9/30/22	705,554
705,000	Southern Graphics Inc., 5.148% (1/3-Month USD-LIBOR + 3.500%) due 12/31/22	710,506
485,000	SS&C Technologies Holdings Inc., due 2/28/25(f)	487,425
234,413	Staples Inc., 5.787% (3-Month USD-LIBOR + 4.000%) due 9/12/24	232,802
175,000	Syncreon Global Finance (US) Inc., 6.022% (3-Month USD-LIBOR + 4.250%) due 10/28/20	155,167
650,088	Team Health Holdings Inc., 4.398% (1-Month USD-LIBOR + 2.750%) due 2/6/24	631,937
640,163	TKC Holdings Inc., 6.030% (2/3-Month USD-LIBOR + 4.250%) due 2/1/23	646,967
110,000	Traverse Midstream Partners LLC, 5.850% (3-Month USD-LIBOR + 4.000%) due 9/27/24	110,734
640,138	UFC Holdings LLC, 4.900% (1-Month USD-LIBOR + 3.250%) due 8/18/23	643,038
175,000	Ultra Resources Inc., 4.588% (1-Month USD-LIBOR + 3.000%) due 4/12/24	174,212
309,026	Univar USA Inc., 4.148% (1-Month USD-LIBOR + 2.500%) due 7/1/24	310,515
560,000	West Corp., due 10/10/24(f)	564,586
170,000	Wink Holdco Inc., due 12/2/24(f)	169,150
340,000	Zodiac Pool Solutions LLC, 5.693% (3-Month USD-LIBOR + 4.000%) due 12/20/23	340,000

	TOTAL SENIOR LOANS (Cost - $40,396,827)	40,419,498

SOVEREIGN BONDS - 1.6%
Canada - 0.1%
1,000,000	Province of Ontario Canada, 2.400% due 2/8/22	980,918
750,000	Province of Quebec Canada, 2.375% due 1/31/22	735,475

	Total Canada	1,716,393

Chile - 0.2%
	Chile Government International Bond:
300,000	2.250% due 10/30/22.	287,250

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
Chile - 0.2% - (continued)
$ 400,000	3.125% due 3/27/25	$394,400
2,000,000	3.125% due 1/21/26	1,967,000

	Total Chile	2,648,650

Colombia - 0.1%
	Colombia Government International Bond:
750,000	3.875% due 4/25/27	730,500
250,000	5.625% due 2/26/44	269,750

	Total Colombia	1,000,250

Hungary - 0.0%
500,000	Hungary Government International Bond, 6.375% due 3/29/21	546,000

India - 0.1%
	Export-Import Bank of India:
200,000	2.892% due 8/21/22(c)	200,832
1,000,000	4.000% due 1/14/23	1,012,168

	Total India	1,213,000

Indonesia - 0.1%
800,000	Indonesia Government International Bond, 4.875% due 5/5/21	836,829
1,300,000	Perusahaan Penerbit SBSN Indonesia III, 4.150% due 3/29/27(b)	1,288,625

	Total Indonesia	2,125,454

Israel - 0.1%
	Israel Government International Bond:
400,000	4.000% due 6/30/22	413,896
900,000	3.150% due 6/30/23	897,726
700,000	2.875% due 3/16/26	670,526

	Total Israel	1,982,148

Japan - 0.1%
	Japan Bank for International Cooperation:
500,000	1.750% due 5/28/20	489,846
250,000	2.750% due 11/16/27.	239,502

	Total Japan	729,348

Mexico - 0.2%
	Mexico Government International Bond:
500,000	3.500% due 1/21/21	509,250
600,000	4.000% due 10/2/23	611,400
1,000,000	4.150% due 3/28/27	998,500

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Rating††	Security	Value
Mexico - 0.2% - (continued)
$ 750,000		4.600% due 1/23/46	$700,500

		Total Mexico	2,819,650

Panama - 0.1%
		Panama Government International Bond:
600,000		4.000% due 9/22/24	618,000
200,000		3.875% due 3/17/28	201,800
250,000		4.500% due 5/15/47	254,500

		Total Panama	1,074,300

Peru - 0.1%
700,000		Fondo MIVIVIENDA SA, 3.500% due 1/31/23	686,875
100,000		Peruvian Government International Bond, 5.625% due 11/18/50	119,500

		Total Peru	806,375

Philippines - 0.2%
		Philippine Government International Bond:
2,100,000		4.200% due 1/21/24	2,188,328
750,000		3.950% due 1/20/40	733,487

		Total Philippines	2,921,815

Poland - 0.0%
500,000		Republic of Poland Government International Bond, 4.000% due 1/22/24	517,580

South Korea - 0.1%
750,000		Export-Import Bank of Korea, 2.125% due 1/25/20	737,083

United States - 0.1%
		International Bank for Reconstruction & Development:
2,000,000		1.875% due 3/15/19	1,993,540
250,000		1.875% due 10/27/26.	228,113

		Total United States	2,221,653

Uruguay - 0.0%
250,000		Uruguay Government International Bond, 4.125% due 11/20/45	235,625

		TOTAL SOVEREIGN BONDS (Cost - $23,879,250)	23,295,324

MUNICIPAL BONDS - 0.2%
California - 0.1%
125,000	AA	Bay Area Toll Authority, Revenue Bonds, Series F2, 6.263% due 4/1/49	173,052

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Rating††	Security	Value
California - 0.1% - (continued)
$ 100,000	AA+	Los Angeles Community College District, GO, Series E, 6.750% due 8/1/49	$146,263
150,000	AA+	Los Angeles Department of Water & Power Power System Revenue, Revenue Bonds, Series B, 6.603% due 7/1/50	217,746
150,000	AA-	Los Angeles Unified School District, GO, Series RY, 6.758% due 7/1/34	199,718
		State of California, GO:
100,000	AA-	7.500% due 4/1/34	142,774
200,000	AA-	7.550% due 4/1/39	301,130
125,000	AA-	7.600% due 11/1/40	192,007
		University of California, Revenue Bonds:
100,000	AA	Series AJ, 4.601% due 5/15/31	107,127
25,000	AA	Series AX, 3.063% due 7/1/25	24,754
75,000	AA	Series R, 5.770% due 5/15/43	94,599

		Total California	1,599,170

Illinois - 0.0%
		State of Illinois, GO:
250,000	BBB-	5.100% due 6/1/33	235,707
100,000	BBB-	6.725% due 4/1/35	105,074

		Total Illinois	340,781

Massachusetts - 0.0%
100,000	AA	Commonwealth of Massachusetts, GO, Series E, 5.456% due 12/1/39	122,467

Nevada - 0.0%
100,000	AA-	County of Clark Department of Aviation, Revenue Bonds, Series C, 6.820% due 7/1/45	147,385

New Jersey - 0.0%
100,000	A+	New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.414% due 1/1/40	146,729

New York - 0.1%
150,000	AA	Metropolitan Transportation Authority, Revenue Bonds, Series C, 7.336% due 11/15/39	222,423
125,000	AA+	New York City Water & Sewer System, Revenue Bonds, Series AA, 5.440% due 6/15/43	154,049
250,000	AAA	New York State Urban Development Corp., Revenue Bonds, Series B, 2.100% due 3/15/22	246,472
200,000	AA-	Port Authority of New York & New Jersey, Revenue Bonds, 4.458% due 10/1/62	215,608

		Total New York	838,552

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

Face Amount/Units	Rating††	Security	Value
Ohio - 0.0%
$ 100,000	A	American Municipal Power Inc., Revenue Bonds, Combined Hydroelectric Projects B, 8.084% due 2/15/50	$163,150

Texas - 0.0%
75,000	AAA	State of Texas, GO, Series A, 5.517% due 4/1/39	94,481

Wisconsin - 0.0%
10,000	AA-	State of Wisconsin, Revenue Bonds, Series C, 3.154% due 5/1/27.	9,793

		TOTAL MUNICIPAL BONDS (Cost - $3,438,041)	3,462,508

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,475,096,498)	1,449,346,550

SHORT-TERM INVESTMENTS - 10.3%
TIME DEPOSITS - 10.3%
55,286,763		ANZ National Bank - London, 0.780% due 3/1/18	55,286,763
5,164,059		BNP Paribas - Paris, 0.780% due 3/1/18	5,164,059
53,436,814		Citibank - New York, 0.780% due 3/1/18.	53,436,814
33,065,484		Standard Chartered Bank - London, 0.780% due 3/1/18	33,065,484
7,986,400		Sumitomo - Tokyo, 0.780% due 3/1/18	7,986,400

		TOTAL TIME DEPOSITS (Cost - $154,939,520)	154,939,520

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.1%
MONEY MARKET FUND - 0.1%
569,695		Federated Government Obligations Fund, Premier Class(g) (Cost - $569,695)	569,695

		TOTAL INVESTMENTS - 107.0% (Cost - $1,630,605,713#)	1,604,855,765

		Liabilities in Excess of Other Assets - (7.0)%	(105,110,755)

		TOTAL NET ASSETS - 100.0%	$1,499,745,010

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted (unaudited).
(a)	This security is traded on a TBA basis (See Note 5).
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2018, amounts to approximately $183,571,164 and represents 12.24% of net assets.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2018.
(d)	All or a portion of this security is on loan (See Note 5).

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Core Fixed Income Fund

(e)	Interest only security.
(f)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(g)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,630,745,331.

Abbreviations used in this schedule:

CLO	—	Collateralized Loan Obligation
CMT	—	Constant Maturity Index
GO	—	General Obligation
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
PLC	—	Public Limited Company
REMICS	—	Real Estate Mortgage Investment Conduit

See pages 186-188 for definitions of ratings.

Summary of Investments by Security Type^ (unaudited)

U.S. Government Agencies & Obligations	20.2%
Mortgage-Backed Securities	20.2
Corporate Bonds & Notes	17.7
Collateralized Mortgage Obligations	17.6
Asset-Backed Securities	10.4
Senior Loans	2.5
Sovereign Bonds	1.5
Municipal Bonds	0.2
Short-Term Investments	9.7
Money Market Fund	0.0 *

100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Low Duration Fixed Income Fund

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES - 55.6%
Basic Materials - 6.4%
$ 740,000	A Schulman Inc., Company Guaranteed Notes, 6.875% due 6/1/23	$784,400
100,000	Celulosa Arauco y Constitucion SA, Senior Unsecured Notes, 4.750% due 1/11/22	102,764
3,829,000	Freeport-McMoRan Inc., Company Guaranteed Notes, 2.375% due 3/15/18	3,825,937
1,500,000	Hexion Inc., Senior Secured Notes, 6.625% due 4/15/20	1,395,000
200,000	Inversiones CMPC SA, Company Guaranteed Notes, 4.500% due 4/25/22	205,699
1,178,000	Kraton Polymers LLC / Kraton Polymers Capital Corp., Company Guaranteed Notes, 10.500% due 4/15/23(a)	1,316,415
2,000,000	Prince Mineral Holding Corp., Senior Secured Notes, 11.500% due 12/15/19(a)	2,067,500
140,000	Sherwin-Williams Co., Senior Unsecured Notes, 2.250% due 5/15/20	138,072
1,520,000	Signode Industrial Group Lux SA / Signode Industrial Group US Inc., Company Guaranteed Notes, 6.375% due 5/1/22(a)	1,573,200

	Total Basic Materials	11,408,987

Communications - 7.1%
20,000	Amazon.com Inc., Senior Unsecured Notes, 1.900% due 8/21/20(a)	19,588
140,000	AT&T Inc., Senior Unsecured Notes, 2.800% due 2/17/21	138,942
200,000	Axiata SPV2 Bhd, Senior Unsecured Notes, 3.466% due 11/19/20	201,035
75,000	Comcast Corp., Company Guaranteed Notes, 5.150% due 3/1/20	78,569
2,522,000	DISH DBS Corp., Company Guaranteed Notes, 4.250% due 4/1/18	2,522,000
2,243,000	HC2 Holdings Inc., Senior Secured Notes, 11.000% due 12/1/19(a)	2,299,075
854,000	Lamar Media Corp., Company Guaranteed Notes, 5.875% due 2/1/22	871,849
278,000	Lee Enterprises Inc., Senior Secured Notes, 9.500% due 3/15/22(a)	291,205
2,685,000	Level 3 Financing Inc., Company Guaranteed Notes, 6.125% due 1/15/21	2,730,309
1,033,000	MHGE Parent LLC / MHGE Parent Finance Inc., Senior Unsecured Notes, 8.500% due 8/1/19(a)(b)	1,027,835

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Low Duration Fixed Income Fund

Face Amount/Units†		Security	Value
Communications - 7.1% - (continued)
$ 1,376,000		Sprint Communications Inc., Company Guaranteed Notes, 9.000% due 11/15/18(a)	1,427,600
989,000		TEGNA Inc., Company Guaranteed Notes, 5.125% due 10/15/19	1,002,599

		Total Communications	12,610,606

Consumer Cyclical - 9.1%
20,000		American Honda Finance Corp., Senior Unsecured Notes, 1.950% due 7/20/20	19,618
477,000		Brinker International Inc., Senior Unsecured Notes, 2.600% due 5/15/18	475,807
140,000		Cintas Corp. No 2, Company Guaranteed Notes, 2.900% due 4/1/22	138,673
3,112,000		Dollar Tree Inc., Company Guaranteed Notes, 5.250% due 3/1/20	3,150,900
800,000	EUR	European Lingerie Group AB, Senior Secured Notes, 7.750% (3-Month EURIBOR + 0.078%) due 2/22/21(c)(d)	978,440
		General Motors Financial Co., Inc., Company Guaranteed Notes:
70,000		2.650% due 4/13/20	69,333
70,000		3.200% due 7/6/21	69,474
2,554,000		International Automotive Components Group SA, Secured Notes, 9.125% due 6/1/18(a)	2,477,380
2,900,000		Michaels Stores Inc., Company Guaranteed Notes, 5.875% due 12/15/20(a)	2,943,500
1,978,000		NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp., Senior Secured Notes, 5.000% due 8/1/18(a)	1,978,000
140,000		Newell Brands Inc., Senior Unsecured Notes, 3.150% due 4/1/21	138,534
1,682,000		Regal Entertainment Group, Senior Unsecured Notes, 5.750% due 3/15/22	1,728,255
1,500,000		William Carter Co., Company Guaranteed Notes, 5.250% due 8/15/21	1,531,875
588,000		Yum! Brands Inc., Senior Unsecured Notes, 6.250% due 3/15/18	588,588

		Total Consumer Cyclical	16,288,377

Consumer Non-cyclical - 6.3%
200,000		Adani Ports & Special Economic Zone Ltd., Senior Unsecured Notes, 3.500% due 7/29/20	200,097
120,000		Amgen Inc., Senior Unsecured Notes, 2.200% due 5/11/20	118,352

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Low Duration Fixed Income Fund

Face Amount/Units†	Security	Value
Consumer Non-cyclical - 6.3% - (continued)
	Anthem Inc., Senior Unsecured Notes:
$ 70,000	2.300% due 7/15/18	$70,002
30,000	2.500% due 11/21/20	29,669
140,000	AstraZeneca PLC, Senior Unsecured Notes, 2.375% due 11/16/20	138,127
90,000	BAT Capital Corp., Company Guaranteed Notes, 2.297% due 8/14/20(a)	88,367
1,000,000	BI-LO LLC / BI-LO Finance Corp., Senior Secured Notes, 9.250% due 2/15/19(a)	967,500
140,000	Cardinal Health Inc., Senior Unsecured Notes, 1.948% due 6/14/19	138,662
2,317,000	Carolina Beverage Group LLC / Carolina Beverage Group Finance Inc., Senior Secured Notes, 10.625% due 8/1/18(a)(e)	2,325,689
140,000	Celgene Corp., Senior Unsecured Notes, 2.875% due 8/15/20	139,650
140,000	CVS Health Corp., Senior Unsecured Notes, 2.800% due 7/20/20	139,015
144,117	ENA Norte Trust, Pass-Thru Certificates, 4.950% due 4/25/23	149,449
200,000	IOI Investment L Bhd, Company Guaranteed Notes, 4.375% due 6/27/22	203,087
65,000	Kroger Co., Company Guaranteed Notes, 6.150% due 1/15/20	68,755
65,000	McKesson Corp., Senior Unsecured Notes, 2.284% due 3/15/19	64,806
40,000	Molson Coors Brewing Co., Company Guaranteed Notes, 1.450% due 7/15/19	39,304
3,063,000	Nielsen Finance LLC / Nielsen Finance Co., Company Guaranteed Notes, 4.500% due 10/1/20 ..	3,074,486
50,000	Reynolds American Inc., Company Guaranteed Notes, 3.250% due 6/12/20	50,149
3,258,000	Wells Enterprises Inc., Senior Secured Notes, 6.750% due 2/1/20(a)	3,315,015

	Total Consumer Non-cyclical	11,320,181

Diversified - 0.1%
200,000	CK Hutchison International 17 Ltd., Company Guaranteed Notes, 2.875% due 4/5/22(a)	195,410

Energy - 2.5%
200,000	Bharat Petroleum Corp., Ltd., Senior Unsecured Notes, 4.625% due 10/25/22	207,354
200,000	CNOOC Finance 2015 Australia Pty Ltd., Company Guaranteed Notes, 2.625% due 5/5/20	198,237

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Low Duration Fixed Income Fund

Face Amount/Units†	Security	Value
Energy - 2.5% - (continued)
$ 200,000	CNPC General Capital Ltd., Company Guaranteed Notes, 3.950% due 4/19/22	$203,605
160,000	Delek & Avner Tamar Bond Ltd., Senior Secured Notes, 4.435% due 12/30/20(a)	160,406
50,000	Ecopetrol SA, Senior Unsecured Notes, 7.625% due 7/23/19	52,875
15,000	Enterprise Products Operating LLC, Company Guaranteed Notes, 2.800% due 2/15/21	14,898
200,000	Indian Oil Corp., Ltd, Senior Unsecured Notes, 5.625% due 8/2/21	214,066
90,000	Kinder Morgan Inc., Company Guaranteed Notes, 3.050% due 12/1/19	90,059
1,296,000	McDermott International Inc., Secured Notes, 8.000% due 5/1/21(a)	1,326,780
200,000	ONGC Videsh Ltd., Company Guaranteed Notes, 3.250% due 7/15/19	200,202
200,000	Petronas Global Sukuk Ltd., Senior Unsecured Notes, 2.707% due 3/18/20	198,735
250,000	Reliance Holding USA Inc., Company Guaranteed Notes, 5.400% due 2/14/22	264,599
200,000	Sinopec Group Overseas Development 2015 Ltd., Company Guaranteed Notes, 2.500% due 4/28/20	197,214
1,146,000	WPX Energy Inc., Senior Unsecured Notes, 7.500% due 8/1/20	1,226,220

	Total Energy	4,555,250

Financial - 8.6%
200,000	Agromercantil Senior Trust, Company Guaranteed Notes, 6.250% due 4/10/19	203,024
145,000	Air Lease Corp., Senior Unsecured Notes, 2.500% due 3/1/21	142,402
980,000	Avison Young Canada Inc., Senior Secured Notes, 9.500% due 12/15/21(a)	997,150
200,000	Banco de Credito del Peru, Senior Unsecured Notes, 2.250% due 10/25/19	197,400
200,000	Banco del Estado de Chile, Senior Unsecured Notes, 4.125% due 10/7/20	204,581
200,000	Banco GNB Sudameris SA, Senior Unsecured Notes, 3.875% due 5/2/18	199,700
200,000	Banco Internacional del Peru SAA, Senior Unsecured Notes, 5.750% due 10/7/20	210,300
150,000	Banco Santander Chile, Senior Unsecured Notes, 3.875% due 9/20/22	151,768
200,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Subordinated Notes, 5.950% (5-Year CMT Index + 4.580%) due 1/30/24(d)	203,750

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Low Duration Fixed Income Fund

Face Amount/Units†		Security	Value
Financial - 8.6% - (continued)
$ 75,000		Bank of America Corp., Senior Unsecured Notes, 2.814% (3-Month USD-LIBOR + 0.008%) due 3/5/24(d)	$75,000
70,000		Bank of Nova Scotia, Senior Unsecured Notes, 2.150% due 7/14/20	68,949
65,000		BNP Paribas SA, Company Guaranteed Notes, 5.000% due 1/15/21	68,321
145,000		Capital One Financial Corp., Senior Unsecured Notes, 2.400% due 10/30/20	142,445
		Citigroup Inc., Senior Unsecured Notes:
80,000		2.050% due 12/7/18	79,785
65,000		2.705% (3-Month USD-LIBOR + 0.960%) due 4/25/22(d)	65,918
90,000		Commonwealth Bank of Australia, Senior Unsecured Notes, 2.250% due 3/10/20(a)	88,914
200,000		DBS Group Holdings Ltd., Junior Subordinated Notes, 3.600% (5-Year USD Swap Rate + 2.390%)(d)(f)	195,880
200,000		Global Bank Corp., Senior Unsecured Notes, 5.125% due 10/30/19	205,250
140,000		Goldman Sachs Group Inc., Senior Unsecured Notes, 2.300% due 12/13/19	138,835
2,008,000		Homefed Corp., Company Guaranteed Notes, 6.500% due 10/1/19(a)	1,998,457
3,546,000		Hunt Cos., Inc., Senior Secured Notes, 9.625% due 3/1/21(a)	3,717,981
2,214,000		Icahn Enterprises LP / Icahn Enterprises Finance Corp., Company Guaranteed Notes, 6.000% due 8/1/20	2,257,173
140,000		JPMorgan Chase & Co., Senior Unsecured Notes, 2.250% due 1/23/20	138,685
12,000,000	SEK	MaxFastigheter i Sverige AB, Senior Unsecured Notes, 6.500% (3-Month SEK-STIBOR + 0.065%) due 9/15/20(c)(d)	1,426,451
140,000		Morgan Stanley, Senior Unsecured Notes, 2.675% (3-Month USD-LIBOR + 0.930%) due 7/22/22(d)	141,546
70,000		MUFG Americas Holdings Corp., Senior Unsecured Notes, 2.250% due 2/10/20	69,051
45,000		Nuveen Finance LLC, Senior Unsecured Notes, 2.950% due 11/1/19(a)	45,021
200,000		Oversea-Chinese Banking Corp., Ltd., Subordinated Notes, 4.000% (5-Year USD Swap Rate + 2.203%) due 10/15/24(d)	202,007
135,000		PNC Financial Services Group Inc., Senior Unsecured Notes, 4.375% due 8/11/20	139,591
105,000		Prudential Financial Inc., Senior Unsecured Notes, 7.375% due 6/15/19	111,256
95,000		Royal Bank of Canada, Senior Unsecured Notes, 1.500% due 7/29/19	93,565

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Low Duration Fixed Income Fund

Face Amount/Units†		Security	Value
Financial - 8.6% - (continued)
3,000,000	SEK	Samhallsbyggnadsbolaget i Norden AB, Senior Unsecured Notes, 3.900% (3-Month SEK-STIBOR + 0.039%) due 1/29/21(c)(d)	$361,591
$ 130,000		Simon Property Group LP, Senior Unsecured Notes, 2.200% due 2/1/19	129,607
200,000		SPARC EM SPC Panama Metro Line 2 SP, Senior Secured Notes, zero coupon, due 12/5/22	182,250
20,000		Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes, 2.058% due 7/14/21	19,303
200,000		Union Bank of the Philippines, Senior Unsecured Notes, 3.369% due 11/29/22	195,772
200,000		United Overseas Bank Ltd., Subordinated Notes, 3.750% (5-Year USD Swap Rate + 1.995%) due 9/19/24(d)	201,092
140,000		Wells Fargo & Co., Senior Unsecured Notes, 2.150% due 1/30/20	138,075
70,000		Westpac Banking Corp., Senior Unsecured Notes, 1.600% due 8/19/19	68,902

		Total Financial	15,276,748

Government - 0.2%
250,000		Wakala Global Sukuk Bhd, Senior Unsecured Notes, 4.646% due 7/6/21	264,070

Industrial - 8.6%
2,041,000		Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc., Company Guaranteed Notes, 6.000% due 6/30/21(a)	2,086,922
140,000		Caterpillar Financial Services Corp., Senior Unsecured Notes, 2.100% due 1/10/20	138,771
2,590,000		Clean Harbors Inc., Company Guaranteed Notes, 5.250% due 8/1/20	2,602,950
880,000		Gibraltar Industries Inc., Company Guaranteed Notes, 6.250% due 2/1/21	892,100
600,000		Golar LNG Partners LP, Senior Unsecured Notes, 6.304% (3-Month USD-LIBOR + 4.400%) due 5/22/20(d)	588,000
788,000		Masco Corp., Senior Unsecured Notes, 6.625% due 4/15/18	792,096
140,000		Northrop Grumman Corp., Senior Unsecured Notes, 2.080% due 10/15/20	137,119
1,000,000		Orbital ATK Inc., Company Guaranteed Notes, 5.250% due 10/1/21	1,023,750
145,000		Packaging Corp. of America, Senior Unsecured Notes, 2.450% due 12/15/20	142,950

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Low Duration Fixed Income Fund

Face Amount/Units†	Security	Value
Industrial - 8.6% - (continued)
	Ply Gem Industries Inc., Company Guaranteed Notes:
$ 409,000	6.500% due 2/1/22	$423,961
409,000	6.500% due 2/1/22	423,573
200,000	PSA International Pte Ltd., Senior Unsecured Notes, 4.625% due 9/11/19	205,580
2,425,677	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, Senior Secured Notes, 5.750% due 10/15/20	2,459,030
124,000	Scorpio Tankers Inc., Senior Unsecured Notes, 2.375% due 7/1/19(a)	112,531
2,096,000	Silgan Holdings Inc., Senior Unsecured Notes, 5.000% due 4/1/20	2,090,760
992,000	Teekay Corp., Senior Unsecured Notes, 8.500% due 1/15/20(g)	1,034,160
	United Technologies Corp., Senior Unsecured Notes:
55,000	1.500% due 11/1/19	53,937
85,000	1.900% due 5/4/20	83,657

	Total Industrial	15,291,847

Technology - 6.5%
1,750,000	ACI Worldwide Inc., Company Guaranteed Notes, 6.375% due 8/15/20(a)	1,767,500
3,000,000	Amkor Technology Inc., Senior Unsecured Notes, 6.625% due 6/1/21	3,026,250
275,000	Dell Inc., Senior Unsecured Notes, 5.650% due 4/15/18	275,825
3,786,000	EMC Corp., Senior Unsecured Notes, 1.875% due 6/1/18	3,774,611
1,460,000	Infor US Inc., Senior Secured Notes, 5.750% due 8/15/20(a)	1,489,200
1,223,000	NXP BV / NXP Funding LLC, Company Guaranteed Notes, 3.750% due 6/1/18(a)	1,224,529

	Total Technology	11,557,915

Utilities - 0.2%
25,000	American Electric Power Co., Inc., Senior Unsecured Notes, 2.150% due 11/13/20	24,529
	Consolidated Edison Inc., Senior Unsecured Notes:
95,000	2.000% due 3/15/20	93,705
45,000	2.000% due 5/15/21	43,661
75,000	Southern Co., Senior Unsecured Notes, 1.850% due 7/1/19	74,167
200,000	SP PowerAssets Ltd., Senior Unsecured Notes, 2.700% due 9/14/22	196,488

	Total Utilities	432,550

	TOTAL CORPORATE BONDS & NOTES (Cost - $99,814,253)	99,201,941

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Low Duration Fixed Income Fund

Face Amount/Units†	Security	Value
ASSET-BACKED SECURITIES - 9.1%
$ 1,000,000	Apidos CLO XVI, Series 2013-16A, Class A1R, 2.719% (3-Month USD-LIBOR + 0.980%) due 1/19/25(a)(d)	$1,000,864
	Avant Loans Funding Trust:
395,322	Series 2017-A, Class A, 2.410% due 3/15/21(a)	395,396
359,123	Series 2017-B, Class A, 2.290% due 6/15/20(a)	358,749
500,000	Avery Point VII CLO Ltd., Series 2015-7A, Class A1, 3.222% (3-Month USD-LIBOR + 1.500%) due 1/15/28(a)(d)	506,286
277,517	Bayview Opportunity Master Fund IIIb Trust, Series 2017-RN2, Class A1, 3.475% due 4/28/32(a)(d)	277,323
70,000	BSPRT Issuer Ltd., Series 2017-FL1, Class A, 2.938% (1-Month USD-LIBOR + 1.350%) due 6/15/27(a)(d)	70,235
184,444	CLUB Credit Trust, Series 2017-NP1, Class A, 2.390% due 4/17/23(a)	184,472
125,718	Conn’s Receivables Funding LLC, Series 2017-A, Class A, 2.730% due 7/15/19(a)	125,752
237,557	Crown Point CLO II Ltd., Series 2013-2A, Class A1LR, 2.312% (3-Month USD-LIBOR + 0.590%) due 12/31/23(a)(d)	237,605
395,692	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650% due 1/25/41(a)	387,926
776,018	GCAT LLC, Series 2017-2, Class A1, step bond to yield, 3.500% due 4/25/47(a)	771,887
425,000	Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class A, 3.135% (3-Month USD-LIBOR + 1.390%) due 7/25/27(a)(d)	424,965
200,000	Invitation Homes Trust, Series 2018-SFR1, Class A, 2.268% (1-Month USD-LIBOR + 0.700%) due 3/17/37(a)(d)	200,121
	Jamestown CLO IX Ltd.:
500,000	Series 2016-9A, Class A1A, 3.315% (3-Month USD-LIBOR + 1.570%) due 10/20/28(a)(d)	504,889
500,000	Series 2016-9A, Class A1B, 3.245% (3-Month USD-LIBOR + 1.500%) due 10/20/28(a)(d)	503,773
1,000,000	Marathon CLO VII Ltd., Series 2014-7A, Class A1R, 3.080% (3-Month USD-LIBOR + 1.320%) due 10/28/25(a)(d)	1,006,375
291,111	Marlette Funding Trust, Series 2017-2A, Class A, 2.390% due 7/15/24(a)	290,985
725,514	New Residential Mortgage Loan Trust, Series 2017-RPL1, Class A1, step bond to yield, 3.598% due 4/25/22(a)	723,700
250,000	OCP CLO Ltd., Series 2014-5A, Class A1R, 0.000% (3-Month USD-LIBOR + 1.080%) due 4/26/31(a)(d)	249,688
1,000,000	Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, 2.932% (3-Month USD-LIBOR + 1.210%) due 10/15/30(a)(d)	1,005,310

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Low Duration Fixed Income Fund

Face Amount/Units†	Security	Value
ASSET-BACKED SECURITIES - 9.1% - (continued)
	Sofi Consumer Loan Program LLC:
$ 689,743	Series 2017-3, Class A, 2.770% due 5/25/26(a)	$685,966
704,304	Series 2017-5, Class A1, 2.140% due 9/25/26(a)	700,814
346,475	Sofi Professional Loan Program LLC, Series 2017-C, Class A2A, 1.750% due 7/25/40(a)	343,842
765,833	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.050% due 4/25/29(a)	766,027
722,195	U.S. Residential Opportunity Fund IV Trust, Series 2017-1III, Class A, step bond to yield, 3.352% due 11/27/37(a)	719,800
135,633	Venture VII CDO Ltd., Series 2006-7A, Class A1A, 1.975% (3-Month USD-LIBOR + 0.230%) due 1/20/22(a)(d)	135,494
641,355	VOLT LIX LLC, Series 2017-NPL6, Class A1, step bond to yield, 3.250% due 5/25/47(a)	639,356
780,743	VOLT LVI LLC, Series 2017-NPL3, Class A1, step bond to yield, 3.500% due 3/25/47(a)	780,491
496,899	VOLT LVII LLC, Series 2017-NPL4, Class A1, step bond to yield, 3.375% due 4/25/47(a)	496,654
827,847	Wachovia Student Loan Trust, Series 2006-1, Class A5, 1.865% (3-Month USD-LIBOR + 0.120%) due 7/26/27(a)(d)	827,193
1,000,000	Zais CLO 2 Ltd., Series 2014-2A, Class A1AR, 2.945% (3-Month USD-LIBOR + 1.200%) due 7/25/26(a)(d)	1,000,928

	TOTAL ASSET-BACKED SECURITIES (Cost - $16,348,285)	16,322,866

COLLATERALIZED MORTGAGE OBLIGATIONS - 6.2%
118,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 4.638% (1-Month USD-LIBOR + 3.050%) due 11/15/19(a)(d)	116,965
	BANK:
1,574,880	Series 2017-BNK4, Class XA, 1.454% due 5/15/50(d)(h)	147,653
1,901,088	Series 2017-BNK6, Class XA, 0.879% due 7/15/60(d)(h)	113,561
1,819,446	Series 2017-BNK9, Class XA, 0.826% due 11/15/54(d)(h)	112,314
275,000	BBCMS Mortgage Trust, Series 2017-GLKS, Class E, 4.438% (1-Month USD-LIBOR + 2.850%) due 11/15/34(a)(d)	275,044
122,576	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class AJ, 5.590% due 12/11/40(d)	128,861
	BSPRT Issuer Ltd.:
231,000	Series 2017-FL2, Class A, 2.408% (1-Month USD-LIBOR + 0.820%) due 10/15/34(a)(d)	230,910
81,000	Series 2017-FL2, Class AS, 2.688% (1-Month USD-LIBOR + 1.100%) due 10/15/34(a)(d)	80,627
81,000	Series 2017-FL2, Class B, 2.988% (1-Month USD-LIBOR + 1.400%) due 10/15/34(a)(d)	80,773

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Low Duration Fixed Income Fund

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 6.2% - (continued)
	BX Trust:
$ 27,000	Series 2017-IMC, Class D, 3.838% (1-Month USD-LIBOR + 2.250%) due 10/15/32(a)(d)	$27,076
44,000	Series 2017-IMC, Class E, 4.838% (1-Month USD-LIBOR + 3.250%) due 10/15/32(a)(d)	44,178
117,000	BXMT Ltd., Series 2017-FL1, Class C, 3.538% (1-Month USD-LIBOR + 1.950%) due 6/15/35(a)(d)	117,269
1,700,740	CD Mortgage Trust, Series 2017-CD4, Class XA, 1.326% due 5/10/50(d)(h)	145,890
	CFCRE Commercial Mortgage Trust:
1,390,016	Series 2017-C8, Class XA, 1.673% due 6/15/50(d)(h)	149,009
287,000	Series 2017-C8, Class XB, 0.956% due 6/15/50(d)(h)	21,107
	CHT Mortgage Trust:
117,000	Series 2017-CSMO, Class A, 2.518% (1-Month USD-LIBOR + 0.930%) due 11/15/36(a)(d)	117,317
77,000	Series 2017-CSMO, Class E, 4.588% (1-Month USD-LIBOR + 3.000%) due 11/15/36(a)(d)	77,436
41,000	Series 2017-CSMO, Class F, 5.329% (1-Month USD-LIBOR + 3.741%) due 11/15/36(a)(d)	41,231
	CLNS Trust:
47,000	Series 2017-IKPR, Class D, 3.631% (1-Month USD-LIBOR + 2.050%) due 6/11/32(a)(d)	47,176
47,000	Series 2017-IKPR, Class E, 5.081% (1-Month USD-LIBOR + 3.500%) due 6/11/32(a)(d)	47,294
	Cold Storage Trust:
74,000	Series 2017-ICE3, Class A, 2.588% (1-Month USD-LIBOR + 1.000%) due 4/15/36(a)(d)	74,292
90,000	Series 2017-ICE3, Class C, 2.938% (1-Month USD-LIBOR + 1.350%) due 4/15/36(a)(d)	90,308
555,920	COLT Mortgage Loan Trust, Series 2017-1, Class A2, 2.819% due 5/27/47(a)(d)	548,562
	Commercial Mortgage Trust:
23,501,293	Series 2013-CR9, Class XA, 0.153% due 7/10/45(d)(h)	125,224
2,335,102	Series 2013-LC6, Class XA, 1.413% due 1/10/46(d)(h)	129,811
	Credit Suisse Commercial Mortgage Capital Trust:
70,000	Series 2017-CHOP, Class D, 3.488% (1-Month USD-LIBOR + 1.900%) due 7/15/32(a)(d)	70,264
107,000	Series 2017-LSTK, Class C, 3.229% due 4/5/33(a)	106,150
128,000	Series 2017-LSTK, Class D, 3.331% due 4/5/33(a)(d)	125,941
47,000	Series 2017-LSTK, Class E, 3.331% due 4/5/33(a)(d)	46,005
8,157,000	Series 2017-LSTK, Class XACP, 0.570% due 4/5/33(a)(d)(h)	105,898

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Low Duration Fixed Income Fund

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 6.2% - (continued)
$ 2,969,000	Series 2017-LSTK, Class XBCP, 0.205% due 4/5/33(a)(d)(h)	$15,899
	CSAIL Commercial Mortgage Trust:
824,564	Series 2017-C8, Class XA, 1.256% due 6/15/50(d)(h)	63,678
4,831,111	Series 2017-CX10, Class XA, 0.731% due 11/15/50(d)(h)	262,819
	Deephaven Residential Mortgage Trust:
437,540	Series 2017-1A, Class A1, 2.725% due 12/26/46(a)(d)	431,434
437,540	Series 2017-1A, Class A2, 2.928% due 12/26/46(a)(d)	433,011
3,625,350	GS Mortgage Securities Corp. II, Series 2017-GS8, Class XA, 0.983% due 11/10/50(d)(h)	262,149
	GS Mortgage Securities Corp. Trust:
77,000	Series 2017-500K, Class E, 3.088% (1-Month USD-LIBOR + 1.500%) due 7/15/32(a)(d)	77,240
53,000	Series 2017-500K, Class F, 3.388% (1-Month USD-LIBOR + 1.800%) due 7/15/32(a)(d)	53,199
34,000	Series 2017-500K, Class G, 4.088% (1-Month USD-LIBOR + 2.500%) due 7/15/32(a)(d)	34,149
	GS Mortgage Securities Trust:
109,026	Series 2013-GC14, Class A2, 2.995% due 8/10/46	109,157
5,319,511	Series 2016-GS4, Class XA, 0.596% due 11/10/49(d)(h)	190,529
2,326,111	Series 2017-GS6, Class XA, 1.051% due 5/10/50(d)(h)	181,347
78,000	Hilton Orlando Trust, Series 2018-ORL, Class B, 2.624% (1-Month USD-LIBOR + 1.050%) due 12/15/34(a)(d)	78,122
	JP Morgan Chase Commercial Mortgage Securities Trust:
51,594	Series 2007-LD11, Class AM, 6.040% due 6/15/49(d)	52,309
50,911	Series 2007-LDPX, Class AM, 5.464% due 1/15/49(d)	51,068
3,612,724	Series 2014-C20, Class XA, 1.095% due 7/15/47(d)(h)	134,744
25,649	Series 2014-FL6, Class A, 2.988% (1-Month USD-LIBOR + 1.400%) due 11/15/31(a)(d)	25,662
1,440,113	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class XA, 1.470% due 11/15/48(d)(h)	83,896
2,952,259	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA, 0.766% due 12/15/49(d)(h)	147,132
	Morgan Stanley Capital I Trust:
164,000	Series 2011-C1, Class D, 5.426% due 9/15/47(a)(d)	170,916
2,207,669	Series 2016-BNK2, Class XA, 1.111% due 11/15/49(d)(h)	146,474
1,537,482	Series 2016-UB11, Class XA, 1.660% due 8/15/49(d)(h)	143,888
4,256,424	Series 2016-UB12, Class XA, 0.820% due 12/15/49(d)(h)	204,673
76,000	Series 2017-ASHF, Class D, 3.788% (1-Month USD-LIBOR + 2.200%) due 11/15/34(a)(d)	76,048
162,000	Series 2017-ASHF, Class E, 4.738% (1-Month USD-LIBOR + 3.150%) due 11/15/34(a)(d)	162,002

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Low Duration Fixed Income Fund

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 6.2% - (continued)
$ 123,000	Series 2017-ASHF, Class F, 5.938% (1-Month USD-LIBOR + 4.350%) due 11/15/34(a)(d)	$123,079
186,000	Series 2017-CLS, Class E, 3.538% (1-Month USD-LIBOR + 1.950%) due 11/15/34(a)(d)	186,641
206,000	Series 2017-CLS, Class F, 4.188% (1-Month USD-LIBOR + 2.600%) due 11/15/34(a)(d)	206,710
995,502	Series 2017-H1, Class XA, 1.458% due 6/15/50(d)(h)	91,475
	RAIT Trust:
127,976	Series 2017-FL7, Class A, 2.538% (1-Month USD-LIBOR + 0.950%) due 6/15/37(a)(d)	128,094
36,000	Series 2017-FL7, Class AS, 2.888% (1-Month USD-LIBOR + 1.300%) due 6/15/37(a)(d)	36,000
870,883	RCO Trust, Series 2017-INV1, Class A, 3.197% due 11/25/52(a)(d)	876,412
	Rosslyn Portfolio Trust:
35,000	Series 2017-ROSS, Class A, 2.510% (1-Month USD-LIBOR + 0.950%) due 6/15/33(a)(d)	35,025
35,000	Series 2017-ROSS, Class B, 2.810% (1-Month USD-LIBOR + 1.250%) due 6/15/33(a)(d)	35,026
493,617	SG Residential Mortgage Trust, Series 2017-1, Class A1, 3.709% due 4/25/47(a)(d)	488,073
	UBS Commercial Mortgage Trust:
1,906,886	Series 2012-C1, Class XA, 2.078% due 5/10/45(a)(d)(h)	131,885
1,381,463	Series 2017-C1, Class XA, 1.610% due 6/15/50(d)(h)	148,560
641,666	Verus Securitization Trust, Series 2018-1, Class A1, 2.929% due 2/25/48(a)(d)	641,729
152,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 6.008% due 2/15/51(d)	152,760
	Wells Fargo Commercial Mortgage Trust:
2,910,608	Series 2015-LC22, Class XA, 0.888% due 9/15/58(d)(h)	142,958
6,210,410	Series 2015-NXS2, Class XA, 0.770% due 7/15/58(d)(h)	229,350
196,000	Series 2017-SMP, Class A, 2.463% (1-Month USD-LIBOR + 0.750%) due 12/15/34(a)(d)	196,062

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $11,409,440)	10,985,530

SENIOR LOANS - 5.1%
	Appvion Inc.:
542,000	8.148% (1-Month USD-LIBOR + 6.500%) due 7/2/18	539,290
191,158	10.482% (1-Month USD-LIBOR + 9.250%) due 7/2/18	191,397
	Crestwood Holdings LLC:
1,878,584	9.590% (1-Month USD-LIBOR + 7.500%) due 6/19/19	1,877,024
2,001,000	due 2/28/23(i)	1,965,983

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Low Duration Fixed Income Fund

Face Amount/Units†	Security	Value
SENIOR LOANS - 5.1% - (continued)
$ 1,627,867	Internap Corp., 8.580% (1-Month USD-LIBOR + 7.000%) due 4/6/22(i)	$1,644,146
412,347	Licensing IP International S.a.r.l, 14.000% (FIXED) due 10/18/18	453,582
1,383,000	LSC Communications Inc., 7.148% (1-Month USD-LIBOR + 5.500%) due 9/30/22	1,389,915
992,188	Reddy Ice Corp., 7.256% (3-Month USD-LIBOR/PRIME + 5.500%/4.500%) due 5/1/19	992,188

	TOTAL SENIOR LOANS (Cost - $9,026,685)	9,053,525

U.S. GOVERNMENT OBLIGATIONS - 1.5%
	U.S. Treasury Inflation Indexed Notes:
458,578	0.125% due 4/15/18	460,865
674,500	1.375% due 7/15/18	684,099
	U.S. Treasury Notes:
650,000	2.000% due 8/31/21	638,727
780,000	2.125% due 9/30/21	769,244
190,000	1.875% due 1/31/22	185,109

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost - $2,768,080)	2,738,044

SOVEREIGN BONDS - 1.0%
Chile - 0.1%
200,000	Chile Government International Bond, 3.250% due 9/14/21	201,200

Dominican Republic - 0.1%
200,000	Dominican Republic International Bond, 7.500% due 5/6/21	215,600

India - 0.1%
200,000	Export-Import Bank of India, 2.892% due 8/21/22(d)	200,832

Indonesia - 0.1%
200,000	Indonesia Government International Bond, 4.875% due 5/5/21	209,207

Israel - 0.1%
200,000	Israel Government International Bond, 4.000% due 6/30/22	206,948

Panama - 0.1%
100,000	Panama Government International Bond, 5.200% due 1/30/20	104,500

Peru - 0.2%
200,000	Corp. Financiera de Desarrollo SA, 3.250% due 7/15/19	200,000
200,000	Fondo MIVIVIENDA SA, 3.375% due 4/2/19	200,000

	Total Peru	400,000

Philippines - 0.2%
300,000	Philippine Government International Bond, 4.000% due 1/15/21	307,681

	TOTAL SOVEREIGN BONDS (Cost - $1,874,249)	1,845,968

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Low Duration Fixed Income Fund

Shares/Units	Security	Value
EXCHANGE TRADED FUND (ETF) - 15.2%
548,502	iShares Core 1-5 Year USD Bond(g) (Cost - $27,510,450)	$27,052,119
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $168,751,442)	167,199,993

Face Amount
SHORT-TERM INVESTMENTS - 8.5%
TIME DEPOSITS - 5.1%
$ 5,182,762	Banco Santander SA - Frankfurt, 0.780% due 3/1/18	5,182,762
56,326	BNP Paribas - Paris, 0.780% due 3/1/18	56,326
2,870,314	JPMorgan Chase & Co. - New York, 0.780% due 3/1/18	2,870,314
1,072,754	Wells Fargo - Grand Cayman, 0.780% due 3/1/18	1,072,754

	TOTAL TIME DEPOSITS (Cost - $9,182,156)	9,182,156

COMMERCIAL PAPERS - 2.4%
2,095,000	EI du Pont de Nemours & Co., 1.908% due 4/16/18(j)	2,089,519
2,095,000	Walgreens Boots Alliance Inc., 2.123% due 5/14/18(j)	2,085,791

	TOTAL COMMERCIAL PAPERS (Cost - $4,175,827)	4,175,310

U.S. GOVERNMENT OBLIGATIONS - 1.0%
	U.S. Treasury Bills:
550,000	1.270% due 3/8/18(j)	549,865
320,000	1.530% due 4/19/18(j)	319,335
930,000	1.791% due 8/16/18(j)	922,226
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost - $1,791,497)	1,791,426

	TOTAL SHORT-TERM INVESTMENTS (Cost - $15,149,480)	15,148,892

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.3%
MONEY MARKET FUND - 1.3%
2,300,425	Federated Government Obligations Fund, Premier Class(k) (Cost - $2,300,425)	2,300,425
	TOTAL INVESTMENTS - 103.5% (Cost - $186,201,347#)	184,649,310

	Liabilities in Excess of Other Assets - (3.5)%	(6,180,397)

	TOTAL NET ASSETS - 100.0%	$178,468,913

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Low Duration Fixed Income Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2018, amounts to approximately $62,764,670 and represents 35.17% of net assets.
(b)	Payment in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(d)	Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2018.
(e)	Illiquid security.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	All or a portion of this security is on loan (See Note 5).
(h)	Interest only security.
(i)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)	Rate shown represents yield-to-maturity.
(k)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $186,205,736.

Abbreviations used in this schedule:

CDO	—	Collateralized Debt Obligation
CLO	—	Collateralized Loan Obligation
CMT	—	Constant Maturity Index
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
PLC	—	Public Limited Company

Currency Abbreviations used in this schedule:

EUR	—	Euro
SEK	—	Swedish Krona

Summary of Investments by Security Type^ (unaudited)

Corporate Bonds & Notes	53.7%
Exchange Traded Fund (ETF)	14.7
Asset-Backed Securities	8.8
Collateralized Mortgage Obligations	6.0
Senior Loans	4.9
U.S. Government Agencies & Obligations	1.5
Sovereign Bonds	1.0
Short-Term Investments	8.2
Money Market Fund	1.2

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES - 69.2%
Australia - 0.8%
	BHP Billiton Finance USA Ltd., Company Guaranteed Notes:
$ 1,000,000	6.250% (5-Year USD Swap Rate + 4.971%) due 10/19/75(a)(b)	$1,063,050
550,000	6.750% (5-Year USD Swap Rate + 5.093%) due 10/19/75(a)(b)	624,250
3,335,000	CNOOC Finance 2015 Australia Pty Ltd., Company Guaranteed Notes, 2.625% due 5/5/20	3,305,610

	Total Australia	4,992,910

Austria - 0.0%
400,000	OAS Investments GmbH, Company Guaranteed Notes, 8.250% due 10/19/19(c)(d)	43,333

Bermuda - 0.8%
600,000	Digicel Group Ltd., Senior Unsecured Notes, 8.250% due 9/30/20	562,500
4,100,000	Stolt-Nielsen Ltd., Senior Unsecured Notes, 6.375% due 9/21/22	3,997,500

	Total Bermuda	4,560,000

British Virgin Islands - 2.1%
1,920,000	CNOOC Finance 2012 Ltd., Company Guaranteed Notes, 3.875% due 5/2/22	1,945,192
	CNPC General Capital Ltd., Company Guaranteed Notes:
3,000,000	2.750% due 5/14/19	2,993,249
2,000,000	3.950% due 4/19/22	2,036,048
3,000,000	Sinopec Group Overseas Development 2015 Ltd., Company Guaranteed Notes, 2.500% due 4/28/20	2,958,205
	Sinopec Group Overseas Development 2016 Ltd., Company Guaranteed Notes:
680,000	2.125% due 5/3/19	673,282
600,000	2.000% due 9/29/21(b)	574,663
200,000	2.000% due 9/29/21	191,555
	Sinopec Group Overseas Development 2017 Ltd., Company Guaranteed Notes:
1,000,000	3.000% due 4/12/22	981,289
200,000	3.000% due 4/12/22(b)	196,258

	Total British Virgin Islands	12,549,741

Canada - 0.9%
1,413,000	Avison Young Canada Inc., Senior Secured Notes, 9.500% due 12/15/21(b)	1,437,727
1,950,000	Emera Inc., Subordinated Notes, 6.750% (3-Month USD-LIBOR + 5.440%) due 6/15/76(a)	2,164,500

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†		Security	Value
Canada - 0.9 - (continued)
$ 1,327,000		NOVA Chemicals Corp., Senior Unsecured Notes, 5.250% due 6/1/27(b)	$1,297,143
806,000	CAD	Postmedia Network Inc., Senior Secured Notes, 8.250% due 7/15/21(b)	596,600

		Total Canada	5,495,970

Cayman Islands - 3.0%
1,000,000		Agromercantil Senior Trust, Company Guaranteed Notes, 6.250% due 4/10/19	1,015,120
		Alibaba Group Holding Ltd., Senior Unsecured Notes:
1,500,000		2.500% due 11/28/19	1,493,576
500,000		3.125% due 11/28/21	500,255
		CK Hutchison International 17 Ltd., Company Guaranteed Notes:
2,200,000		2.875% due 4/5/22(b)	2,149,513
2,700,000		2.875% due 4/5/22	2,637,700
1,181,687		Guanay Finance Ltd., Senior Secured Notes, 6.000% due 12/15/20	1,205,716
147,285		Interoceanica IV Finance Ltd., Senior Secured Notes, zero coupon, due 11/30/18	145,076
		Peru Enhanced Pass-Through Finance Ltd., Pass-Thru Certificates:
302,581		zero coupon, due 5/31/18	299,108
280,000		zero coupon, due 6/2/25	242,200
		SPARC EM SPC Panama Metro Line 2 SP, Senior Secured Notes:
3,300,000		zero coupon, due 12/5/22	3,007,125
2,700,000		zero coupon, due 12/5/22(b)	2,460,375
		Tencent Holdings Ltd., Senior Unsecured Notes:
200,000		3.375% due 5/2/19	201,467
2,400,000		2.875% due 2/11/20	2,401,664

		Total Cayman Islands	17,758,895

Chile - 3.1%
4,500,000		Banco del Estado de Chile, Senior Unsecured Notes, 3.875% due 2/8/22	4,548,324
		Banco Santander Chile, Senior Unsecured Notes:
800,000		2.500% due 12/15/20(b)	788,000
1,700,000		3.875% due 9/20/22	1,720,035
400,000		Celulosa Arauco y Constitucion SA, Senior Unsecured Notes, 4.750% due 1/11/22	411,056
1,030,000		Engie Energia Chile SA, Senior Unsecured Notes, 5.625% due 1/15/21	1,090,832
4,700,000		Inversiones CMPC SA, Company Guaranteed Notes, 4.500% due 4/25/22	4,833,932

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†	Security	Value
Chile - 3.1% - (continued)
$ 600,000	Itau CorpBanca, Senior Unsecured Notes, 3.875% due 9/22/19	$605,727
740,000	SACI Falabella, Senior Unsecured Notes, 3.750% due 4/30/23	741,385
4,000,000	Telefonica Chile SA, Senior Unsecured Notes, 3.875% due 10/12/22	4,021,446

	Total Chile	18,760,737

Colombia - 1.0%
50,000	Ecopetrol SA, Senior Unsecured Notes, 7.625% due 7/23/19	52,875
1,600,000	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 7.625% due 7/29/19	1,700,000
4,100,000	Transportadora de Gas Internacional SA ESP, Senior Unsecured Notes, 5.700% due 3/20/22	4,161,500

	Total Colombia	5,914,375

Costa Rica - 0.3%
800,000	Banco de Costa Rica, Government Guaranteed Notes, 5.250% due 8/12/18	803,720
	Banco Nacional de Costa Rica, Senior Unsecured Notes:
480,000	4.875% due 11/1/18	479,400
400,000	5.875% due 4/25/21(b)	410,200

	Total Costa Rica	1,693,320

France - 0.7%
	BNP Paribas SA, Junior Subordinated Notes:
200,000	7.375% (5-Year USD Swap Rate + 5.150%)(a)(b)(e)	222,920
410,000	7.625% (5-Year USD Swap Rate + 6.314%)(a)(b)(e)	445,875
1,300,000	Credit Agricole SA, Junior Subordinated Notes, 8.125% (5-Year USD Swap Rate + 6.185%) (a)(b)(e)	1,521,000
2,000,000	Societe Generale SA, Junior Subordinated Notes, 7.875% (5-Year USD Swap Rate + 4.979%) (a)(b)(e)	2,225,000

	Total France	4,414,795

India - 2.2%
2,800,000	Adani Ports & Special Economic Zone Ltd., Senior Unsecured Notes, 3.500% due 7/29/20	2,801,361
3,680,000	Bharat Petroleum Corp., Ltd., Senior Unsecured Notes, 4.625% due 10/25/22	3,815,313
2,240,000	Indian Oil Corp., Ltd, Senior Unsecured Notes, 5.625% due 8/2/21	2,397,537
1,835,000	Oil India Ltd., Senior Unsecured Notes, 3.875% due 4/17/19	1,847,845
2,500,000	ONGC Videsh Ltd., Company Guaranteed Notes, 3.250% due 7/15/19	2,502,525

	Total India	13,364,581

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†	Security	Value
Israel - 0.6%
$ 1,984,000	Delek & Avner Tamar Bond Ltd., Senior Secured Notes, 4.435% due 12/30/20(b)	$1,989,039
1,600,000	Israel Electric Corp., Ltd., Senior Secured Notes, 5.625% due 6/21/18	1,613,216

	Total Israel	3,602,255

Italy - 0.6%
2,025,000	Intesa Sanpaolo SpA, Company Guaranteed Notes, 7.700% (5-Year USD Swap Rate + 5.462%)(a)(b)(e)	2,204,719
1,450,000	UniCredit SpA, Junior Subordinated Notes, 8.000% (5-Year USD Swap Rate + 5.180%) (Restricted)(a)(e)	1,566,000

	Total Italy	3,770,719

Luxembourg - 1.3%
1,200,000	Euronav Luxembourg SA, Company Guaranteed Notes, 7.500% due 5/31/22	1,201,200
6,581,000	International Automotive Components Group SA, Secured Notes, 9.125% due 6/1/18(b)	6,383,570

	Total Luxembourg	7,584,770

Malaysia - 2.7%
4,600,000	Axiata SPV2 Bhd, Senior Unsecured Notes, 3.466% due 11/19/20	4,623,805
600,000	IOI Investment L Bhd, Company Guaranteed Notes, 4.375% due 6/27/22	609,260
200,000	Malayan Banking Bhd, Subordinated Notes, 3.905% (5-Year USD Swap Rate + 2.542%) due 10/29/26(a)	200,916
1,600,000	Petronas Capital Ltd., Company Guaranteed Notes, 3.125% due 3/18/22	1,592,240
3,480,000	Petronas Global Sukuk Ltd., Senior Unsecured Notes, 2.707% due 3/18/20	3,457,982
5,250,000	Wakala Global Sukuk Bhd, Senior Unsecured Notes, 4.646% due 7/6/21	5,545,470

	Total Malaysia	16,029,673

Marshall Island - 1.8%
3,764,000	Borealis Finance LLC, Senior Secured Notes, 7.500% due 11/16/22(b)	3,768,705
4,000,000	Chembulk Holding LLC, Senior Secured Notes, 8.000% due 2/2/23	4,030,000
800,000	Eagle Bulk Shipco LLC, Senior Secured Notes, 8.250% due 11/28/22	812,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†	Security	Value
Marshall Island - 1.8% - (continued)
$ 2,200,000	Golar LNG Partners LP, Senior Unsecured Notes, 6.304% (3-Month USD-LIBOR + 4.400%) due 5/22/20(a)	$2,156,000
326,000	Scorpio Tankers Inc., Senior Unsecured Notes, 2.375% due 7/1/19(b)	295,847

	Total Marshall Island	11,062,552

Mauritius - 0.4%
2,600,000	UPL Corp., Ltd, Senior Unsecured Notes, 3.250% due 10/13/21	2,565,001

Mexico - 2.6%
	America Movil SAB de CV:
800,000	Company Guaranteed Notes, 5.000% due 3/30/20	830,946
2,600,000	Senior Unsecured Notes, 3.125% due 7/16/22	2,574,470
4,400,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Subordinated Notes, 5.950% (5-Year CMT Index + 4.580%) due 1/30/24(a)	4,482,500
1,600,000	Coca-Cola Femsa SAB de CV, Company Guaranteed Notes, 4.625% due 2/15/20	1,654,908
2,800,000	Comision Federal de Electricidad, Senior Unsecured Notes, 4.875% due 5/26/21	2,898,000
2,800,000	Grupo Bimbo SAB de CV, Company Guaranteed Notes, 4.875% due 6/30/20	2,910,426
400,000	Grupo Idesa SA de CV, Company Guaranteed Notes, 7.875% due 12/18/20	389,220

	Total Mexico	15,740,470

Netherlands - 1.0%
2,000,000	Bharti Airtel International Netherlands BV, Company Guaranteed Notes, 5.125% due 3/11/23 ..	2,071,258
1,500,000	Cooperatieve Rabobank UA, Junior Subordinated Notes, 11.000% (3-Month USD-LIBOR + 10.868%)(a)(b)(e)	1,638,750
2,200,000	MPC Container Ships Invest BV, Senior Secured Notes, 6.40793% (3-Month USD-LIBOR + 4.750%) due 9/22/22(a)(c)	2,208,250

	Total Netherlands	5,918,258

Panama - 2.3%
3,325,000	Banco Latinoamericano de Comercio Exterior SA, Senior Unsecured Notes, 3.250% due 5/7/20 ..	3,287,594
300,000	Banistmo SA, Senior Unsecured Notes, 3.650% due 9/19/22(b)	294,000
3,501,969	ENA Norte Trust, Pass-Thru Certificates, 4.950% due 4/25/23	3,631,542
2,500,000	Global Bank Corp., Senior Unsecured Notes, 5.125% due 10/30/19	2,565,625
3,711,000	McDermott International Inc., Secured Notes, 8.000% due 5/1/21(b)	3,799,136

	Total Panama	13,577,897

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†		Security	Value
Paraguay - 0.0%
$ 200,000		Telefonica Celular del Paraguay SA, Senior Unsecured Notes, 6.750% due 12/13/22	$204,644

Peru - 1.2%
		Banco de Credito del Peru, Senior Unsecured Notes:
400,000		2.250% due 10/25/19	394,800
3,000,000		5.375% due 9/16/20	3,150,000
3,500,000		Banco Internacional del Peru SAA, Senior Unsecured Notes, 5.750% due 10/7/20	3,680,250

		Total Peru	7,225,050

Philippines - 0.5%
650,000		BDO Unibank Inc., Senior Unsecured Notes, 2.625% due 10/24/21	633,590
2,500,000		Union Bank of the Philippines, Senior Unsecured Notes, 3.369% due 11/29/22	2,447,145

		Total Philippines	3,080,735

Singapore - 4.7%
		DBS Group Holdings Ltd.:
3,200,000		Junior Subordinated Notes, 3.600% (5-Year USD Swap Rate + 2.390%)(a)(e)	3,134,080
		Senior Unsecured Notes:
300,000		2.013% (3-Month USD-LIBOR + 0.490%) due 6/8/20(a)	300,540
1,700,000		2.365% (3-Month USD-LIBOR + 0.620%) due 7/25/22(a)(b)	1,704,331
2,580,000		ONGC Videsh Vankorneft Pte Ltd., Company Guaranteed Notes, 2.875% due 1/27/22	2,503,926
4,200,000		Oversea-Chinese Banking Corp., Ltd., Subordinated Notes, 4.000% (5-Year USD Swap Rate + 2.203%) due 10/15/24(a)	4,242,136
3,500,000		PSA International Pte Ltd., Senior Unsecured Notes, 4.625% due 9/11/19	3,597,650
4,700,000		SP PowerAssets Ltd., Senior Unsecured Notes, 2.700% due 9/14/22	4,617,472
3,200,000		Temasek Financial I Ltd., Company Guaranteed Notes, 2.375% due 1/23/23	3,096,129
		United Overseas Bank Ltd., Subordinated Notes:
1,600,000		3.750% (5-Year USD Swap Rate + 1.995%) due 9/19/24(a)	1,608,738
3,100,000		3.500% (5-Year USD Swap Rate + 2.236%) due 9/16/26(a)	3,080,538
200,000		2.880% (5-Year USD Swap Rate + 1.654%) due 3/8/27(a)	192,721

		Total Singapore	28,078,261

Sweden - 0.2%
9,000,000	SEK	Samhallsbyggnadsbolaget i Norden AB, Senior Unsecured Notes, 3.900% (3-Month SEK-STIBOR + 4.750%) due 1/29/21(a)(c)	1,084,773

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†	Security	Value
Switzerland - 0.4%
$ 1,000,000	Credit Suisse Group AG, Junior Subordinated Notes, 7.500% (5-Year USD Swap Rate + 4.598%)(a)(b)(e)	$1,109,800
1,200,000	UBS Group AG, Junior Subordinated Notes, 7.000% (5-Year USD Swap Rate + 4.866%) (Restricted)(a)(e)	1,322,640

	Total Switzerland	2,432,440

United Kingdom - 1.0%
	Barclays PLC, Junior Subordinated Notes:
600,000	7.875% (5-Year USD Swap Rate + 6.772%)(a)(e)	647,250
1,600,000	8.250% (5-Year USD Swap Rate + 6.705%)(a)(e)	1,660,000
2,150,000	Lloyds Banking Group PLC, Junior Subordinated Notes, 7.500% (5-Year USD Swap Rate + 4.760%)(a)(e)	2,356,938
1,445,000	Royal Bank of Scotland Group PLC, Junior Subordinated Notes, 8.625% (5-Year USD Swap Rate + 7.598%)(a)(e)	1,596,725

	Total United Kingdom	6,260,913

United States - 33.0%
2,118,000	A Schulman Inc., Company Guaranteed Notes, 6.875% due 6/1/23	2,245,080
2,772,000	Abbott Laboratories, Senior Unsecured Notes, 2.350% due 11/22/19	2,757,511
7,174,000	Activision Blizzard Inc., Senior Unsecured Notes, 6.125% due 9/15/23(b)	7,515,306
1,585,000	AerCap Global Aviation Trust, Company Guaranteed Notes, 6.500% (3-Month USD-LIBOR + 4.300%) due 6/15/45(a)(b)	1,719,725
155,272	America West Airlines Pass-Through Trust, Series 2000-1, Pass-Thru Certificates, 8.057% due 7/2/20	171,161
574,000	American Axle & Manufacturing Inc., Company Guaranteed Notes, 6.500% due 4/1/27(f)	592,655
1,291,000	American Express Co., Junior Subordinated Notes, 5.200% (3-Month USD-LIBOR + 3.428%)(a)(e)	1,323,404
1,500,000	American International Group Inc., Junior Subordinated Notes, 8.175% (3-Month USD-LIBOR + 4.195%) due 5/15/58(a)	2,019,000
373,000	Apple Inc., Senior Unsecured Notes, 2.300% (3-Month USD-LIBOR + 0.500%) due 2/9/22(a)	377,627
2,544,000	Assured Guaranty Municipal Holdings Inc., Company Guaranteed Notes, 6.400% (1-Month USD-LIBOR + 2.215%) due 12/15/66(a)(b)	2,540,184
	Bank of America Corp., Junior Subordinated Notes:
185,000	5.397% (3-Month USD-LIBOR + 3.630%)(a)(e)	185,277
805,000	6.300% (3-Month USD-LIBOR + 4.553%)(a)(e)	883,488
365,000	6.500% (3-Month USD-LIBOR + 4.174%)(a)(e)	400,204
3,090,000	8.125% (3-Month USD-LIBOR + 3.640%)(a)(e)	3,136,350

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†	Security	Value
United States - 33.0% - (continued)
$ 1,315,000	Bank of New York Mellon Corp., Junior Subordinated Notes, 4.950% (3-Month USD-LIBOR + 3.420%)(a)(e)	$1,346,231
3,360,000	BI-LO LLC / BI-LO Finance Corp., Senior Secured Notes, 9.250% due 2/15/19(b)	3,250,800
4,176,000	Brunswick Corp., Senior Unsecured Notes, 4.625% due 5/15/21(b)	4,220,047
1,800,000	Capital One Financial Corp., Junior Subordinated Notes, 5.550% (3-Month USD-LIBOR + 3.800%)(a)(e)	1,853,550
6,333,000	Carolina Beverage Group LLC / Carolina Beverage Group Finance Inc., Senior Secured Notes, 10.625% due 8/1/18(b)(g)	6,356,749
	Citigroup Inc., Junior Subordinated Notes:
1,830,000	5.875% (3-Month USD-LIBOR + 4.059%)(a)(e)	1,896,337
265,000	5.950% (3-Month USD-LIBOR + 4.095%)(a)(e)	274,487
1,000,000	Citizens Financial Group Inc., Junior Subordinated Notes, 5.500% (3-Month USD-LIBOR + 3.960%)(a)(e)	1,026,500
	Comcast Corp., Company Guaranteed Notes:
93,000	3.000% due 2/1/24	91,003
186,000	3.300% due 2/1/27	179,632
415,550	Continental Airlines Class A Pass-Through Trust, Series 2007-1, Pass-Thru Certificates, 5.983% due 4/19/22	448,794
490,400	Continental Airlines Class A-1 Pass-Through Trust, Series 2000-2, Pass-Thru Certificates, 7.707% due 4/2/21	530,858
124,429	Continental Airlines Class C-2 Pass-Through Trust, Series 1999-2, Pass-Thru Certificates, 6.236% due 3/15/20	126,606
1,347,000	Crescent Communities LLC / Crescent Ventures Inc., Senior Secured Notes, 8.875% due 10/15/21(b)	1,421,085
2,528,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., Company Guaranteed Notes, 6.250% due 4/1/23	2,603,840
35,000	Dairy Farmers of America Inc., Junior Subordinated Notes, 7.125%(b)(e)	38,587
1,060,000	Discover Financial Services, Junior Subordinated Notes, 5.500% (3-Month USD-LIBOR + 3.076%)(a)(e)	1,063,975
9,161,000	Dollar Tree Inc., Company Guaranteed Notes, 5.750% due 3/1/23	9,527,440
57,652,000	DPH Holdings Corp., Senior Unsecured Notes, 6.550% due 6/15/06(d)	—
750,000	DXC Technology Co., Senior Unsecured Notes, 2.956% (3-Month USD-LIBOR + 0.950%) due 3/1/21(a)	751,124
8,272,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.339% (3-Month USD-LIBOR + 0.790%) due 6/12/20(a)	8,327,257
1,678,000	Fresh Market Inc., Senior Secured Notes, 9.750% due 5/1/23(b)	1,136,845
1,911,000	FXI Holdings Inc., Senior Secured Notes, 7.875% due 11/1/24(b)	1,884,724

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†	Security	Value
United States - 33.0% - (continued)
$ 2,800,000	General Electric Co., Junior Subordinated Notes, 5.000% (3-Month USD-LIBOR + 3.330%)(a)(e)	$2,768,920
2,935,000	General Motors Financial Co., Inc., Junior Subordinated Notes, 5.750% (3-Month USD-LIBOR + 3.598%)(a)(e)(f)	2,975,796
3,206,000	Goldman Sachs Group Inc., Junior Subordinated Notes, 5.375% (3-Month USD-LIBOR + 3.922%)(a)(e)	3,277,718
6,448,000	HC2 Holdings Inc., Senior Secured Notes, 11.000% due 12/1/19(b)	6,609,200
	Hexion Inc., Senior Secured Notes:
1,123,000	10.000% due 4/15/20	1,089,310
2,518,000	10.375% due 2/1/22(b)	2,455,050
5,218,000	Homefed Corp., Company Guaranteed Notes, 6.500% due 10/1/19(b)	5,193,201
5,874,000	Hunt Cos., Inc., Senior Secured Notes, 9.625% due 3/1/21(b)	6,158,889
1,089,000	INVISTA Finance LLC, Senior Secured Notes, 4.250% due 10/15/19(b)	1,094,445
362,000	j2 Cloud Services LLC / j2 Global Co.-Obligor Inc., Company Guaranteed Notes, 6.000% due 7/15/25(b)	374,670
	Jones Energy Holdings LLC / Jones Energy Finance Corp.:
2,688,000	Company Guaranteed Notes, 9.250% due 3/15/23	1,800,960
1,538,000	Senior Secured Notes, 9.250% due 3/15/23(b)	1,507,240
	JPMorgan Chase & Co., Junior Subordinated Notes:
2,750,000	6.750% (3-Month USD-LIBOR + 3.780%)(a)(e)	3,038,750
500,000	7.900% (3-Month USD-LIBOR + 3.470%)(a)(e)	505,150
1,575,000	KeyCorp, Junior Subordinated Notes, 5.000% (3-Month USD-LIBOR + 3.606%)(a)(e)	1,572,433
4,483,000	Kraton Polymers LLC / Kraton Polymers Capital Corp., Company Guaranteed Notes, 10.500% due 4/15/23(b)	5,009,752
1,500,000	Land O’ Lakes Inc., Junior Subordinated Notes, 7.250%(b)(e)	1,672,500
2,755,000	LBI Media Inc., Senior Secured Notes, 10.000% due 4/15/19(b)	2,734,338
2,380,000	Lee Enterprises Inc., Senior Secured Notes, 9.500% due 3/15/22(b)	2,493,050
625,000	M&T Bank Corp., Junior Subordinated Notes, 5.125% (3-Month USD-LIBOR + 3.520%)(a)(e)	636,875
2,100,000	MetLife Inc., Junior Subordinated Notes, 5.250% (3-Month USD-LIBOR + 3.575%)(a)(e)	2,154,180
2,719,000	MHGE Parent LLC / MHGE Parent Finance Inc., Senior Unsecured Notes, 8.500% (8.500% cash or 9.250% PIK) due 8/1/19(b)(h)	2,705,405
5,893,000	Michaels Stores Inc., Company Guaranteed Notes, 5.875% due 12/15/20(b)	5,981,395

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†	Security	Value
United States - 33.0% - (continued)
$ 275,000	Morgan Stanley, Junior Subordinated Notes, 5.550% (3-Month USD-LIBOR + 3.810%)(a)(e)	$284,983
10,898,000	Mueller Industries Inc., Subordinated Notes, 6.000% due 3/1/27	10,925,245
325,000	Netflix Inc., Senior Unsecured Notes, 4.875% due 4/15/28(b)	319,313
1,630,000	PNC Financial Services Group Inc., Junior Subordinated Notes, 5.000% (3-Month USD-LIBOR + 3.300%)(a)(e)	1,654,450
1,865,000	Prospect Capital Corp., Senior Unsecured Notes, 5.750% due 3/15/18(f)	1,871,994
1,000,000	Provident Financing Trust I, Limited Guaranteed Notes, 7.405% due 3/15/38	1,135,000
1,136,000	Real Alloy Holding Inc., Senior Secured Notes, 10.000% due 1/15/19(b)(d)	817,920
	Reliance Holding USA Inc., Company Guaranteed Notes:
2,900,000	4.500% due 10/19/20	2,997,272
2,150,000	5.400% due 2/14/22	2,275,548
486,000	Salem Media Group Inc., Senior Secured Notes, 6.750% due 6/1/24(b)	473,850
5,487,000	SBA Tower Trust, Mortgage Notes, 3.598% due 4/10/18(b)	5,493,983
1,488,000	Sirius XM Radio Inc., Company Guaranteed Notes, 5.000% due 8/1/27(b)	1,446,634
3,825,000	SiTV LLC / SiTV Finance Inc., Senior Secured Notes, 10.375% due 7/1/19(b)	2,347,594
1,290,000	Southern States Cooperative Inc., Secured Notes, 10.000% due 8/15/21(b)	1,290,000
6,280,000	Spirit AeroSystems Inc., Company Guaranteed Notes, 5.250% due 3/15/22	6,448,430
524,000	Sprint Corp., Company Guaranteed Notes, 7.250% due 9/15/21	546,925
250,000	Stanley Black & Decker Inc., Junior Subordinated Notes, 5.750% (3-Month USD-LIBOR + 4.304%) due 12/15/53(a)	257,125
1,500,000	State Street Corp., Junior Subordinated Notes, 5.250% (3-Month USD-LIBOR + 3.597%)(a)(e)	1,556,250
1,360,000	SunTrust Banks Inc., Junior Subordinated Notes, 5.050% (3-Month USD-LIBOR + 3.102%)(a)(e)	1,358,300
	Tapestry Inc., Senior Unsecured Notes:
362,000	3.000% due 7/15/22	353,402
3,341,000	4.250% due 4/1/25	3,336,990
362,000	4.125% due 7/15/27	354,017
1,352,000	TEGNA Inc., Company Guaranteed Notes, 5.125% due 10/15/19	1,370,590
1,319,343	Toll Road Investors Partnership II LP, Senior Secured Notes, zero coupon, due 2/15/45(b)	303,438

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†	Security	Value
United States - 33.0% - (continued)
$ 757,000	Triumph Group Inc., Company Guaranteed Notes, 7.750% due 8/15/25	$782,549
1,045,000	US Bancorp, Junior Subordinated Notes, 5.125% (3-Month USD-LIBOR + 3.486%)(a)(e)	1,083,038
1,240,000	Voya Financial Inc., Company Guaranteed Notes, 5.650% (3-Month USD-LIBOR + 3.580%) due 5/15/53(a)	1,277,200
635,000	Wachovia Capital Trust III, Limited Guaranteed Notes, 5.570% (3-Month USD-LIBOR + 0.930%)(a)(e)	635,000
181,000	Walt Disney Co., Senior Unsecured Notes, 2.950% due 6/15/27(f)	174,477
	Wells Fargo & Co., Junior Subordinated Notes:
2,060,000	5.875% (3-Month USD-LIBOR + 3.990%)(a)(e)	2,190,048
1,250,000	7.980% (3-Month USD-LIBOR + 3.770%)(a)(e)	1,271,875
1,903,000	Westmoreland Coal Co., Senior Secured Notes, 8.750% due 1/1/22(b)	784,988
2,764,000	Xerium Technologies Inc., Senior Secured Notes, 9.500% due 8/15/21	2,784,730

	Total United States	198,235,828

	TOTAL CORPORATE BONDS & NOTES (Cost - $421,142,432)	416,002,896

SENIOR LOANS - 7.9%
	Appvion Inc.:
2,164,000	8.148% (1-Month USD-LIBOR + 6.500%) due 7/2/18	2,153,180
763,477	10.482% (1-Month USD-LIBOR + 9.250%) due 7/2/18	764,431
2,035,646	Autoparts Holdings (No. 1) Ltd., 8.398% (1-Month USD-LIBOR + 6.750%) due 12/23/21	2,045,824
5,724,000	Crestwood Holdings LLC, due 2/28/23(i)	5,623,830
	Dell International LLC:
3,839,100	due 9/7/21(i)	3,834,301
2,160,000	due 9/7/23(i)	2,159,547
3,251,907	Eastman Kodak Co., 8.023% (3-Month USD-LIBOR + 6.250%) due 9/3/19	2,942,976
2,537,000	Envigo Holdings Inc., due 12/29/23(i)	2,479,917
2,234,228	Envigo Laboratories Inc., 10.000% (1-Month USD-LIBOR + 8.500%) due 11/3/21	2,234,228
4,659,060	Internap Corp., due 4/6/22(i)	4,705,651
721,375	Kingpin Intermediate Holdings LLC, 5.730% (3-Month USD-LIBOR + 4.250%) due 7/3/24	733,097
	Lee Enterprises Inc.:
173,977	7.898% (1-Month USD-LIBOR + 6.250%) due 3/31/19	173,977
1,715,089	12.000% (FLAT) due 12/15/22	1,766,541

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†	Security	Value
SENIOR LOANS - 7.9% - (continued)
$ 3,637,000	LSC Communications Inc., 7.148% (1-Month USD-LIBOR + 5.500%) due 9/30/22	$3,655,185
1,442,750	MND Holdings III Corp., 5.443% (3-Month USD-LIBOR + 3.750%) due 6/19/24	1,460,784
	Real Alloy Holding Inc.:
1,429,000	10.000% (FLAT) due 5/16/18(c)	1,429,000
336,393	11.500% (FLAT) due 6/19/18(c)	336,393
3,252,391	Reddy Ice Corp., 7.256% (3-Month USD-LIBOR + 5.500%) due 4/1/19	3,252,391
625,000	Tacala Investment Corp., 4.825% (1-Month USD-LIBOR + 3.250%) due 1/31/25	628,125
188,055	Travel Leaders Group, LLC, 6.350% (3-Month USD-LIBOR + 4.500%) due 1/25/24	190,171
392,726	YI LLC, 7.500% (3-Month USD-LIBOR + 4.500/3.000%) due 11/7/24	393,708
4,328,000	YI LLC, 5.693% (3-Month USD-LIBOR + 4.000%) due 11/7/24	4,338,820

	TOTAL SENIOR LOANS (Cost - $47,234,784)	47,302,077

SOVEREIGN BONDS - 7.4%
Chile - 1.3%
	Chile Government International Bond:
660,000	3.250% due 9/14/21	663,960
7,700,000	2.250% due 10/30/22	7,372,750

	Total Chile	8,036,710

Costa Rica - 0.2%
920,000	Costa Rica Government International Bond, 9.995% due 8/1/20	1,028,072

Dominican Republic - 0.3%
1,800,000	Dominican Republic International Bond, 7.500% due 5/6/21	1,940,400

India - 0.7%
	Export-Import Bank of India:
200,000	2.750% due 4/1/20	198,267
3,200,000	3.125% due 7/20/21	3,174,589
1,000,000	2.892% due 8/21/22(a)	1,004,160

	Total India	4,377,016

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†	Security	Value
Indonesia - 1.2%
	Indonesia Government International Bond:
$ 4,000,000	4.875% due 5/5/21	$4,184,144
2,240,000	3.700% due 1/8/22	2,252,018
440,000	Perusahaan Penerbit SBSN Indonesia III, 6.125% due 3/15/19	454,740

	Total Indonesia	6,890,902

Israel - 0.8%
4,600,000	Israel Government International Bond, 4.000% due 6/30/22	4,759,804

Mexico - 0.4%
2,200,000	Mexico Government International Bond, 3.625% due 3/15/22	2,233,000

Panama - 0.5%
3,000,000	Panama Government International Bond, 5.200% due 1/30/20	3,135,000

Peru - 0.4%
2,150,000	Fondo MIVIVIENDA SA, 3.500% due 1/31/23	2,109,687

Philippines - 1.1%
6,700,000	Philippine Government International Bond, 4.000% due 1/15/21	6,871,547

Poland - 0.5%
2,800,000	Republic of Poland Government International Bond, 5.125% due 4/21/21	2,976,820

	TOTAL SOVEREIGN BONDS (Cost - $45,334,144)	44,358,958

Shares/Units
PREFERRED STOCKS - 1.9%
Bermuda - 0.2%
29,008	Aspen Insurance Holdings Ltd., 5.625%(e)	716,498
31,722	Axis Capital Holdings Ltd., 5.500%(e)	771,479

	Total Bermuda	1,487,977

United States - 1.7%
1,000	Dairy Farmers of America Inc., 7.875%(b)(e)	114,187
50,000	Delphi Financial Group Inc., 5.029% (3-Month USD-LIBOR + 3.190%)(a)	1,137,500
19,210	Farm Credit Bank of Texas, 6.750% (3-Month USD-LIBOR + 4.010%)(a)(b)(e)	2,074,680
25,550	GMAC Capital Trust I, 7.624% (3-Month USD-LIBOR + 5.785%)(a)	659,190
54,847	Huntington Bancshares Inc., 6.250%(e)	1,475,384
	Morgan Stanley:
95,960	5.850% (3-Month USD-LIBOR + 3.491%)(a)(e)	2,551,576
10,600	6.375% (3-Month USD-LIBOR + 3.708%)(a)(e)	290,440

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Shares/Units	Security	Value
United States - 1.7% - (continued)
$ 4,400	6.875% (3-Month USD-LIBOR + 3.940%)(a)(e)	$124,080
20,000	New York Community Bancorp Inc., 6.375% (3-Month USD-LIBOR + 3.821%)(a)(e)	563,000
45,000	NuStar Energy LP, 7.625% (3-Month USD-LIBOR + 5.643%)(a)(e)	1,018,350
5,800	Wells Fargo & Co., 6.625% (3-Month USD-LIBOR + 3.690%)(a)(e)	160,486

	Total United States	10,168,873

	TOTAL PREFERRED STOCKS (Cost - $11,783,461)	11,656,850

COMMON STOCK - 0.0%
Colombia - 0.0%
8,481	Frontera Energy Corp.*(f) (Cost - $268,679)	280,975

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $525,763,500)	519,601,756

Face Amount
SHORT-TERM INVESTMENTS - 15.4%
COMMERCIAL PAPERS - 8.7%
5,978,000	Arconic Inc., 2.205% due 3/16/18(j)	5,972,479
6,252,000	Arrow Electronics Inc., 2.203% due 3/23/18(j)	6,243,396
7,263,000	Constellation Brands Inc., 2.206% due 4/5/18(j)	7,246,833
5,997,000	EI du Pont de Nemours & Co., 1.908% due 4/16/18(j)	5,981,310
6,409,000	HP Inc., 1.982% due 3/16/18(j)	6,404,648
7,256,000	Marriott International Inc., 1.964% due 3/27/18(j)	7,245,666
7,370,000	Sherwin-Williams Co., 2.053% due 3/19/18(j)	7,363,885
5,997,000	Walgreens Boots Alliance Inc., 2.123% due 5/14/18(j)	5,970,638

	TOTAL COMMERCIAL PAPERS (Cost - $52,428,898)	52,428,855

TIME DEPOSITS - 6.7%
6,933,234	Banco Santander SA - Frankfurt, 0.780% due 3/1/18	6,933,234
1,265,330	Standard Chartered Bank - London, 0.780% due 3/1/18	1,265,330
32,116,133	Wells Fargo - Grand Cayman, 0.780% due 3/1/18	32,116,133

	TOTAL TIME DEPOSITS (Cost - $40,314,697)	40,314,697

	TOTAL SHORT-TERM INVESTMENTS (Cost - $92,743,595)	92,743,552

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Face Amount	Security	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.8%
MONEY MARKET FUND - 0.8%
$ 4,838,084	Federated Government Obligations Fund, Premier Class(k) (Cost - $4,838,084)	$4,838,084

	TOTAL INVESTMENTS - 102.6% (Cost - $623,345,179#)	617,183,392

	Liabilities in Excess of Other Assets - (2.6)%	(15,818,085)

	TOTAL NET ASSETS - 100.0%	$601,365,307

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2018.
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2018, amounts to approximately $128,740,245 and represents 21.41% of net assets.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(d)	Security is currently in default.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	All or a portion of this security is on loan (See Note 5).
(g)	Illiquid security.
(h)	Payment in-kind security for which part of the income earned may be paid as additional principal.
(i)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)	Rate shown represents yield-to-maturity.
(k)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $623,466,527.

Abbreviations used in this schedule:

CMT	—	Constant Maturity Index
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
PLC	—	Public Limited Company

Currency Abbreviations used in this schedule:

CAD	—	Canadian Dollar
SEK	—	Swedish Krona

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Global Fixed Income Opportunities Fund

Summary of Investments by Security Type^ (unaudited)

Corporate Bonds & Notes	67.4%
Senior Loans	7.7
Sovereign Bonds	7.2
Preferred Stocks	1.9
Common Stock	0.0 *
Short-Term Investments	15.0
Money Market Fund	0.8

100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Municipal Fixed Income Fund

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS - 66.6%
Alaska - 0.5%
$ 1,000,000	AA+	Alaska Housing Finance Corp., Revenue Bonds, Series A, 5.000% due 6/1/30	$1,148,230

Arizona - 0.5%
1,000,000	AAA	City of Scottsdale AZ, GO, Project 2004 Preserve Acquisition, 5.000% due 7/1/23	1,149,850

California - 6.0%
		Bay Area Toll Authority, Revenue Bonds, Senior Sanitary Francisco Bay Area Toll:
3,000,000	AA	2.000% due 4/1/53(a)	2,924,130
1,500,000	AA	2.125% due 4/1/53(a)	1,457,025
3,500,000	AA-	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series C, 1.000% due 8/15/53(a)	3,469,445
1,500,000	Aa2(b)	Los Angeles Unified School District, GO, Series A, 5.000% due 7/1/27	1,815,870
1,555,000	AA	San Francisco Municipal Transportation Agency, Revenue Bonds, 5.000% due 3/1/31	1,838,990
2,355,000	AA	State of California Department of Water Resources Power Supply, Revenue Bonds, Series L, 5.000% due 5/1/18	2,369,719

		Total California	13,875,179

Connecticut - 2.4%
4,465,000	AAA	Connecticut State Health & Educational Facilities Authority, Revenue Bonds, Yale University, Series V1, 1.020% due 7/1/36(a)	4,465,000
1,000,000	AAA	State of Connecticut Clean Water Fund - State Revolving Fund, Revenue Bonds, Series B, 5.000% due 6/1/22	1,127,200

		Total Connecticut	5,592,200

District of Columbia - 2.5%
3,500,000	AA	District of Columbia, GO, Series D, 5.000% due 6/1/31	4,110,890
1,500,000	AA-	Washington Metropolitan Area Transit Authority, Revenue Bonds, Series B, 5.000% due 7/1/34	1,738,545

		Total District of Columbia	5,849,435

Georgia - 3.3%
		State of Georgia, GO, Series C:
3,835,000	AAA	5.000% due 7/1/29	4,600,121
2,500,000	AAA	5.000% due 7/1/30	2,985,025

		Total Georgia	7,585,146

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Municipal Fixed Income Fund

Face Amount	Rating††	Security	Value
Hawaii - 0.3%
$ 500,000	AA+	State of Hawaii, GO, Series FH, 5.000% due 10/1/28	$588,380

Idaho - 1.4%
2,830,000	Aa1(b)	Kootenai County School District No 271 Coeur d’Alene, GO, 4.000% due 9/15/28	3,139,998

Iowa - 0.6%
1,155,000	Aa1(b)	City of Cedar Rapids IA, GO, Series A, 5.000% due 6/1/25	1,341,301

Kansas - 0.5%
1,000,000	Aa2(b)	Geary County Unified School District No 475, GO, Series B, 5.000% due 9/1/20	1,077,040

Kentucky - 0.5%
1,000,000	A	Kentucky State Property & Building Commission, Revenue Bonds, Series B, 5.000% due 11/1/27	1,140,900

Louisiana - 0.8%
1,500,000	AA	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Lctcs Acourt 391 Project, 5.000% due 10/1/26	1,747,635

Maryland - 3.1%
2,500,000	AAA	County of Howard MD, GO, Series D, 5.000% due 2/15/30	3,010,975
1,000,000	AAA	County of Montgomery MD, GO, Consolidated Public Improvement, Series D, 4.000% due 11/1/29	1,096,520
2,500,000	AAA	State of Maryland, GO, Series A, 5.000% due 8/1/26	2,986,200

		Total Maryland	7,093,695

Massachusetts - 0.2%
500,000	AA+	Massachusetts Development Finance Agency, Revenue Bonds, Williams College, Series N, 1.450% due 7/1/41(a)	488,960

Michigan - 0.7%
		Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Credit Group, Series C:
750,000	AA-	5.000% due 12/1/19	793,612
700,000	AA-	5.000% due 12/1/20	759,563

		Total Michigan	1,553,175

Minnesota - 3.4%
		State of Minnesota, GO:
3,000,000	AA+	Series D, 5.000% due 8/1/25	3,542,430
3,685,000	AA+	Various Purpose, Series A, 5.000% due 8/1/26	4,270,325

		Total Minnesota	7,812,755

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Municipal Fixed Income Fund

Face Amount	Rating††	Security	Value
Mississippi - 1.9%
		State of Mississippi, GO, Series A:
$ 2,500,000	AA	5.000% due 10/1/29	$2,945,500
1,250,000	AA	5.000% due 10/1/34	1,446,650

		Total Mississippi	4,392,150

Missouri - 1.3%
2,500,000	AAA	Metropolitan St Louis Sewer District, Revenue Bonds, Series A, 5.000% due 5/1/37	2,891,400

Nevada - 2.0%
		Clark County School District, GO, Series A:
1,500,000	AA-	5.000% due 6/15/24	1,710,270
2,500,000	AA-	5.000% due 6/15/25	2,870,775

		Total Nevada	4,581,045

New York - 8.7%
2,825,000	AA+	City of New York NY, GO, Adjusted Fiscal 2015 Subordinated, Series F4, 1.200% due 6/1/44(a)	2,825,000
3,000,000	AA	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Series S1, 5.000% due 7/15/29	3,527,010
	AAA	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
2,000,000		Series A3, 4.000% due 8/1/42	2,058,520
3,700,000	AAA	Series A5, 1.100% due 8/1/41(a)	3,700,000
2,500,000	AAA	New York State Dormitory Authority, Revenue Bonds, Series A, 5.000% due 3/15/31	2,932,025
5,000,000	AA+	Triborough Bridge & Tunnel Authority, Revenue Bonds, Gem Subordinated, Series B3, 1.170% due 1/1/32(a)	5,000,000

		Total New York	20,042,555

North Carolina - 2.1%
4,000,000	AAA	State of North Carolina, GO, Series A, 5.000% due 6/1/26	4,793,680

Ohio - 2.9%
4,000,000	AAA	City of Columbus OH, GO, Series 2017-1, 5.000% due 4/1/24	4,644,000
2,000,000	AAA	Ohio Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds, Series A, 1.200% due 12/1/36(a)	2,000,000

		Total Ohio	6,644,000

Oklahoma - 0.3%
500,000	A+	Canadian County Educational Facilities Authority, Revenue Bonds, Mustang Public School Project, 5.000% due 9/1/26	582,670

Oregon - 2.4%
5,505,000	AA	Portland Community College District, GO, 5.000% due 6/15/18	5,562,858

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Municipal Fixed Income Fund

Face Amount	Rating††	Security	Value
Pennsylvania - 0.9%
$ 1,000,000	A	Lehigh County Industrial Development Authority, Revenue Bonds, PPL Electric Utilities Corp., Series A, 1.800% due 9/1/29(a)	$974,980
1,000,000	A+	Northampton County General Purpose Authority, Revenue Bonds, Lafayette College, 5.000% due 11/1/27	1,183,250

		Total Pennsylvania	2,158,230

Rhode Island - 1.0%
2,000,000	AA+	Rhode Island Health & Educational Building Corp., Revenue Bonds, Brown University, Series A, 5.000% due 9/1/29	2,399,780

South Carolina - 0.1%
250,000	AA+	Town of Mount Pleasent SC Water & Sewer Revenue, Revenue Bonds, Series A, 5.000% due 6/1/31	294,303

Tennessee - 1.5%
3,000,000	AA+	County of Shelby TN, GO, Series A, 5.000% due 4/1/31	3,531,150

Texas - 7.1%
250,000	Aa2(b)	City of Houston TX Combined Utility System Revenue, Revenue Bonds, Series B, 4.000% due 11/15/21	268,865
1,040,000	AAA	City of Irving TX, GO, 5.500% due 8/15/23.	1,219,514
2,175,000	AAA	Conroe Independent School District, GO, PSF-GTD-Insured, 5.000% due 2/15/30	2,560,997
1,000,000	AAA	Houston Independent School District, GO, Schoolhouse, Series A2, PSF-GTD-Insured, 3.000% due 6/1/39(a)	1,017,200
1,225,000	AA+	Lewisville Independent School District, GO, Series B, 5.000% due 8/15/28	1,424,810
1,195,000	Aaa(b)	San Antonio Independent School District, GO, Series A, PSF-GTD-Insured, 5.000% due 8/1/28	1,409,467
		State of Texas, GO:
2,655,000	AAA	Transportation Commission Highway Improvement, Series A, 5.000% due 4/1/26	3,144,263
1,500,000	AAA	Transportation Commission Mobility Fund, 5.000% due 10/1/30	1,781,130
2,500,000	AAA	Texas A&M University, Revenue Bonds, Revenues Financing System, Series E, 5.000% due 5/15/26	2,962,875
400,000	AA+	Trinity River Authority LLC Denton Creek Wastewater Treatment System Revenue, Revenue Bonds, Regional Treatment System, 5.000% due 2/1/22	445,592

		Total Texas	16,234,713

Virginia - 4.7%
2,635,000	AAA	City of Suffolk VA, GO, Series A, 5.000% due 2/1/27	3,165,399
		County of Fairfax VA, GO, Public Improvement, Series A:
250,000	AAA	4.000% due 10/1/27	275,932
3,000,000	AAA	5.000% due 10/1/27	3,630,240

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Municipal Fixed Income Fund

Face Amount	Rating††	Security	Value
Virginia - 4.7% - (continued)
$ 3,180,000	AA	Hampton Roads Transportation Accountability Commission, Revenue Bonds, Transn Fund Senior Lien, Series A, 5.000% due 7/1/35	$3,697,291

		Total Virginia	10,768,862

Washington - 0.2%
500,000	AA+	Pierce County School District No 3 Puyallup, GO, 5.000% due 12/1/34	581,085

Wisconsin - 2.8%
5,000,000	AA	State of Wisconsin, GO, Series 3, 5.000% due 11/1/30	5,887,900
500,000	AA+	Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Ascension Senior Credit Group, Series A, 4.000% due 11/15/36	516,230

		Total Wisconsin	6,404,130

		TOTAL MUNICIPAL BONDS (Cost - $156,155,475)	153,046,490

SHORT-TERM INVESTMENTS - 32.5%
MUNICIPAL BONDS - 23.0%
3,500,000	MIG1(b)	Charleston County School District, GO, 5.000% due 3/30/18	3,511,673
2,000,000	MIG1(b)	City of Houston TX, GO, 5.000% due 6/29/18	2,024,420
3,000,000	SP-1+	Colorado State Education Loan Program, Revenue Notes, Series A, 5.000% due 6/28/18	3,035,220
10,000,000	SP-1+	Commonwealth of Massachusetts, GO, Series B, 2.000% due 5/21/18	10,016,100
5,000,000	SP-1+	County of Erie NY, GO, 2.000% due 6/30/18	5,011,350
3,000,000	SP-1+	San Diego Unified School District, GO, Series A, 3.000% due 6/29/18	3,017,910
5,000,000	MIG1(b)	School District of Broward County, GO, 2.000% due 6/15/18	5,010,050
1,400,000	SP-1+	State of Colorado, Revenue Notes, Series A, 4.000% due 6/27/18	1,412,586
3,375,000	SP-1+	State of Idaho, GO, 4.000% due 6/29/18	3,404,835
7,500,000	SP-1+	State of Oregon, GO, Series A, 5.000% due 9/28/18	7,656,825
8,500,000	SP-1+	State of Texas, Revenue Notes, 4.000% due 8/30/18	8,614,495

		TOTAL MUNICIPAL BONDS (Cost - $52,782,283)	52,715,464

TIME DEPOSITS - 9.5%
104,160		ANZ National Bank - London, 0.780% due 3/1/18	104,160
21,691,661		Citibank - New York, 0.780% due 3/1/18	21,691,661

		TOTAL TIME DEPOSITS (Cost - $21,795,821)	21,795,821

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Municipal Fixed Income Fund

Value
TOTAL SHORT-TERM INVESTMENTS (Cost - $ 74,578,104)	$74,511,285

TOTAL INVESTMENTS - 99.1% (Cost - $ 230,733,579#)	227,557,775

Other Assets in Excess of Liabilities - 0.9%	2,179,320

TOTAL NET ASSETS - 100.0%	$229,737,095

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted (unaudited).
(a)	Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2018.
(b)	Rating by Moody’s Investors Service.
#	Aggregate cost for federal income tax purposes is $230,733,348.

Abbreviations used in this schedule:

GO	—	General Obligation
LLC	—	Limited Liability Company
PSF-GTD	—	Permanent School Fund Guaranteed

See pages 186-188 for definitions of ratings.

Summary of Investments by Security Industry^ (unaudited)
General Obligation	39.1%
Education	13.8
Transportation	7.3
Water and Sewer	2.6
Health Care Providers and Services	2.4
Power	1.1
Single Family Housing	0.5
Development	0.4
Short-Term Investments	32.8

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Face Amount/ Units/Shares†	Security	Value
CORPORATE BONDS & NOTES - 25.2%
Basic Materials - 0.9%
	Hexion Inc., Senior Secured Notes:
$ 1,960,000	6.625% due 4/15/20	$1,822,800
3,834,000	10.000% due 4/15/20	3,718,980
2,028,000	10.375% due 2/1/22(a)	1,977,300
1,056,000	Hexion Inc. / Hexion Nova Scotia Finance ULC, Secured Notes, 9.000% due 11/15/20(b)	850,080

	Total Basic Materials	8,369,160

Communications - 5.5%
2,795,000	Altice Luxembourg SA, Company Guaranteed Notes, 7.750% due 5/15/22(a)(c)	2,606,338
5,546,000	Avaya Inc., Senior Secured Notes, 7.000% due 4/1/19(a)(d)	—
1,750,000	CCO Holdings LLC / CCO Holdings Capital Corp., Senior Unsecured Notes, 5.125% due 5/1/27(a)	1,682,187
2,500,000	Ciena Corp., Senior Unsecured Notes, 3.750% due 10/15/18(a)(c)	3,049,577
2,500,000	Clear Channel Worldwide Holdings Inc., Company Guaranteed Notes, 7.625% due 3/15/20	2,496,875
5,346,000	Consolidated Communications Inc., Company Guaranteed Notes, 6.500% due 10/1/22	4,677,750
	Digicel Ltd., Company Guaranteed Notes:
3,820,000	6.750% due 3/1/23(c)	3,557,375
4,450,000	6.750% due 3/1/23(a)(c)	4,155,188
3,440,000	EIG Investors Corp., Company Guaranteed Notes, 10.875% due 2/1/24(c)	3,766,800
3,000,000	Frontier Communications Corp., Senior Unsecured Notes, 8.500% due 4/15/20	2,943,750
8,545,000	HC2 Holdings Inc., Senior Secured Notes, 11.000% due 12/1/19(a)(c)	8,758,625
	Intelsat Jackson Holdings SA:
3,980,000	Company Guaranteed Notes, 9.750% due 7/15/25(a)	3,781,000
2,617,000	Senior Secured Notes, 8.000% due 2/15/24(a)	2,747,850
3,180,000	SFR Group SA, Senior Secured Notes, 7.375% due 5/1/26(a)(c)	3,069,654
2,380,000	Sinclair Television Group Inc., Company Guaranteed Notes, 5.625% due 8/1/24(a)(c)	2,415,700
525,000	Sprint Corp., Company Guaranteed Notes, 7.625% due 3/1/26	522,375

	Total Communications	50,231,044

Consumer Cyclical - 2.7%
	American Axle & Manufacturing Inc., Company Guaranteed Notes:
900,000	6.250% due 4/1/25(b)	928,687
1,230,000	6.500% due 4/1/27(b)	1,269,975

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Face Amount/ Units/Shares†		Security	Value
Consumer Cyclical - 2.7% - (continued)
		Codere Finance 2 Luxembourg SA, Senior Secured Notes:
4,000,000	EUR	6.750% due 11/1/21	$5,085,204
$ 2,625,000		7.625% due 11/1/21	2,636,602
7,593,000		JC Penney Corp. Inc., Senior Secured Notes, 5.875% due 7/1/23(a)	7,289,280
1,460,000		Men’s Wearhouse Inc., Company Guaranteed Notes, 7.000% due 7/1/22	1,452,700
6,008,000		Neiman Marcus Group Ltd. LLC, Company Guaranteed Notes, 8.000% due 10/15/21(a)(c)	3,634,840
1,142,000		Pinnacle Entertainment Inc., Senior Unsecured Notes, 5.625% due 5/1/24(c)	1,205,392
1,231,000		Rite Aid Corp., Company Guaranteed Notes, 6.125% due 4/1/23(a)	1,240,233

		Total Consumer Cyclical	24,742,913

Consumer Non-cyclical - 5.6%
1,200,000		Adecoagro SA, Senior Unsecured Notes, 6.000% due 9/21/27(a)(c)	1,139,640
3,122,000		Ceridian HCM Holding Inc., Senior Unsecured Notes, 11.000% due 3/15/21(a)(c)	3,226,056
		CHS/Community Health Systems Inc., Senior Secured Notes:
2,450,000		5.125% due 8/1/21(b)	2,260,125
4,994,000		6.250% due 3/31/23	4,544,540
8,878,000		Endo Dac / Endo Finance LLC / Endo Finco Inc., Company Guaranteed Notes, 6.000% due 2/1/25(a)	6,364,416
1,500,000		Endo Finance LLC, Company Guaranteed Notes, 5.750% due 1/15/22(a)	1,226,250
		Kindred Healthcare Inc., Company Guaranteed Notes:
2,856,000		8.000% due 1/15/20(c)	3,052,350
3,364,000		6.375% due 4/15/22(c)	3,406,050
5,000,000		Mallinckrodt International Finance SA / Mallinckrodt CB LLC, Company Guaranteed Notes, 4.875% due 4/15/20(a)	4,837,500
6,801,000		Rent-A-Center Inc., Company Guaranteed Notes, 4.750% due 5/1/21(b)	6,018,885
5,510,000		Sotera Health Holdings LLC, Senior Unsecured Notes, 6.500% due 5/15/23(a)(c)	5,592,650
5,000,000		Valeant Pharmaceuticals International Inc., Company Guaranteed Notes, 9.000% due 12/15/25(a)	5,009,375
4,077,000		Vector Group Ltd., Senior Secured Notes, 6.125% due 2/1/25(a)(c)	4,163,636

		Total Consumer Non-cyclical	50,841,473

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Face Amount/ Units/Shares†	Security	Value
Diversified - 0.6%
$ 5,371,000	HRG Group Inc., Senior Unsecured Notes, 7.750% due 1/15/22(c)	$5,602,624
Energy - 3.5%
3,920,000	Antero Resources Corp., Company Guaranteed Notes, 5.000% due 3/1/25(c)	3,949,400
5,736,000	California Resources Corp., Secured Notes, 8.000% due 12/15/22(a)	4,538,610
750,000	Chesapeake Energy Corp., Company Guaranteed Notes, 8.000% due 1/15/25(a)(c)	740,625
803,238	Connacher Oil & Gas Ltd., Secured Notes, 12.000% due 8/31/18(a)(d)(e)(f)	8,032
2,996,000	Continental Resources Inc., Company Guaranteed Notes, 4.900% due 6/1/44(c)	2,872,415
2,418,000	Denbury Resources Inc., Secured Notes, 9.000% due 5/15/21(a)	2,472,405
1,800,000	Enbridge Energy Partners LP, Junior Subordinated Notes, 5.492% (3-Month USD-LIBOR + 3.798%) due 10/1/37(c)(g)	1,795,500
	EP Energy LLC / Everest Acquisition Finance Inc.:
	Company Guaranteed Notes:
742,000	7.750% due 9/1/22	474,880
4,310,000	6.375% due 6/15/23	2,327,400
3,909,000	Secured Notes, 9.375% due 5/1/24(a)	2,882,888
1,000,000	Senior Secured Notes, 8.000% due 11/29/24(a)	1,030,000
	Sable Permian Resources Land LLC / AEPB Finance Corp., Senior Unsecured Notes:
6,336,000	7.125% due 11/1/20(a)	4,942,080
3,242,000	7.375% due 11/1/21(a)	2,528,760
	Transocean Inc., Company Guaranteed Notes:
690,000	9.000% due 7/15/23(a)(c)	743,475
150,000	7.500% due 1/15/26(a)	151,125

	Total Energy	31,457,595

Financial - 3.7%
2,276,000	Abe Investment Holdings Inc. / Getty Images Inc., Senior Unsecured Notes, 7.000% due 10/15/20(a)(c)	1,820,800
960,000	Acrisure LLC / Acrisure Finance Inc., Senior Unsecured Notes, 7.000% due 11/15/25(a)(c)	938,400
36,032	Capital Southwest Corp., Corporate Unsecured Notes, 5.950% due 12/15/22	945,120
2,307,000	ESH Hospitality Inc., Company Guaranteed Notes, 5.250% due 5/1/25(a)(c)	2,301,233
	ILFC E-Capital Trust I, Limited Guaranteed Notes:
3,738,000	4.370% due 12/21/65(a)(g)	3,691,275
434,000	4.370% due 12/21/65(g)	428,575

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Face Amount/ Units/Shares†	Security	Value
Financial - 3.7% - (continued)
$ 5,000,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% (3-Month USD-LIBOR + 3.470%) (c)(g)(h)	$5,051,500
24,762	KCAP Financial Inc., Corporate Unsecured Notes, 6.125% due 9/30/22	624,498
17,824	MVC Capital Inc., Corporate Unsecured Notes, 6.250% due 11/30/22	455,403
4,590,000	Royal Bank of Scotland Group PLC, Junior Subordinated Notes, 4.013% (3-Month USD-LIBOR + 2.320%)(c)(g)(h)	4,653,113
4,213,000	State Street Corp., Junior Subordinated Notes, 2.588% (3-Month USD-LIBOR + 1.000%) due 6/15/47(c)(g)	3,849,629
21,189	TriplePoint Venture Growth BDC Corp., Corporate Unsecured Notes, 5.750% due 7/15/22	542,438
1,207,000	Uniti Group LP / Uniti Group Finance Inc. / CSL Capital LLC, Company Guaranteed Notes, 8.250% due 10/15/23(c)	1,125,528
8,215,000	USB Realty Corp., Junior Subordinated Notes, 2.867% (3-Month USD-LIBOR + 1.147%) (a)(c)(g)(h)	7,348,318

	Total Financial	33,775,830

Industrial - 1.1%
985,000	Aeropuertos Argentina 2000 SA, Senior Secured Notes, 6.875% due 2/1/27(a)(c)	1,027,256
250,000	Amsted Industries Inc., Company Guaranteed Notes, 5.000% due 3/15/22(a)	255,000
2,355,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc., Company Guaranteed Notes, 6.000% due 2/15/25(a)(c)	2,413,875
3,004,000	Builders FirstSource Inc., Senior Secured Notes, 5.625% due 9/1/24(a)(c)	3,056,570
2,853,000	XPO CNW Inc., Senior Unsecured Notes, 6.700% due 5/1/34(c)	3,024,180

	Total Industrial	9,776,881

Technology - 1.2%
7,963,516	DynCorp International Inc., Secured Notes, 11.875% (10.375% cash or 1.500% PIK) due 11/30/20(c)(i)	8,321,874
1,750,000	Microchip Technology Inc., Senior Subordinated Notes, 1.625% due 2/15/25(c)	3,045,660

	Total Technology	11,367,534

Utilities - 0.4%
104,000	FirstEnergy Solutions Corp., Company Guaranteed Notes, 6.800% due 8/15/39	36,660
3,383,000	Talen Energy Supply LLC, Company Guaranteed Notes, 10.500% due 1/15/26(a)	3,171,563

	Total Utilities	3,208,223

	TOTAL CORPORATE BONDS & NOTES (Cost - $233,020,875)	229,373,277

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Face Amount/ Units/Shares†	Security	Value
SENIOR LOANS - 10.9%
$ 2,754,646	Acrisure LLC, 5.991% (3-Month USD-LIBOR + 4.250%) due 11/22/23	$2,796,820
2,800,000	Asurion LLC, 7.648% (1-Month USD-LIBOR + 6.000%) due 8/4/25	2,867,900
	ATP Oil & Gas Corp.:
42	due 2/23/14(f)(j)	—
647	due 3/3/14(f)(j)	—
537	due 2/28/17(f)(j)	—
4,480,000	Avaya Inc., 6.338% (1-Month USD-LIBOR + 4.750%) due 12/15/24	4,502,400
1,695,000	California Resources Corp., 11.971% (1-Month USD-LIBOR + 10.375%) due 12/31/21	1,911,112
5,485,780	Chobani LLC, 5.148% (1-Month USD-LIBOR + 3.500%) due 10/10/23	5,521,767
4,944,528	Communications Sales & Leasing Inc., 4.648% (1-Month USD-LIBOR + 3.000%) due 10/24/22	4,748,823
450,000	Consolidated Communications Inc., 4.650% (1-Month USD-LIBOR + 3.000%) due 10/5/23	442,206
	DigiCert Inc.:
2,250,000	6.522% (3-Month USD-LIBOR + 4.750%) due 10/31/24	2,273,918
1,500,000	9.772% (3-Month USD-LIBOR + 8.000%) due 10/31/25	1,515,000
1,805,778	DynCorp International Inc., 7.750% (3-Month USD-LIBOR + 6.000%) due 7/7/20	1,809,534
2,103,353	EIG Investors Corp., 5.955% (1/3-Month USD-LIBOR + 4.000%) due 2/9/23	2,114,627
	Equinox Holdings Inc.:
3,225,666	4.648% (1-Month USD-LIBOR + 3.000%) due 3/8/24	3,246,503
1,000,000	8.648% (1-Month USD-LIBOR + 7.000%) due 9/6/24	1,028,750
5,157,499	Evergreen Skills Lux SÀRL, 6.398% (1-Month USD-LIBOR + 4.750%) due 4/28/21	4,990,705
150,000	Genworth Financial Inc., due 2/28/23(j)	152,250
7,978,010	Getty Images Inc., 5.193% (3-Month USD-LIBOR + 3.500%) due 10/18/19	7,624,345
8,435,867	Hoya Midco LLC, 5.648% (1-Month USD-LIBOR + 4.000%) due 6/30/24	8,446,412
7,595,000	La Paloma Generating Co. LLC, 9.250% due 2/20/20)(d)(e)(f)	189,875
	McAfee LLC:
1,915,200	6.148% (1-Month USD-LIBOR + 4.500%) due 9/30/24	1,924,087
1,600,000	10.148% (1-Month USD-LIBOR + 8.500%) due 9/29/25	1,604,000
2,994,498	Navistar Inc., 5.080% (1-Month USD-LIBOR + 3.500%) due 11/6/24	3,002,913

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Face Amount/ Units/Shares†	Rating††	Security	Value
SENIOR LOANS - 10.9% - (continued)
$ 876,058		Neiman Marcus Group Ltd. LLC, 4.830% (1-Month USD-LIBOR + 3.250%) due 10/25/20	$741,180
3,973,912		ProQuest LLC, 5.398% (1-Month USD-LIBOR + 3.750%) due 10/24/21	4,022,354
2,737,071		QCP SNF East REIT LLC, due 10/31/22(j)	2,761,020
669,704		Quorum Health Corp., 8.398% (1-Month USD-LIBOR + 6.750%) due 4/29/22	683,098
7,730,625		Scientific Games International Inc., 4.449% (3-Month USD-LIBOR + 2.750%) due 8/14/24	7,764,485
6,592,251		Seadrill Operating LP, 4.693% (3-Month USD-LIBOR + 3.000%) due 2/21/21	5,705,594
3,117,343		Southern Pacific Resource Corp., 14.250% due 3/31/19(d)(e)(f)	—
2,768,347		Supervalu Inc., 5.148% (1-Month USD-LIBOR + 3.500%) due 6/8/24	2,740,220
		Syniverse Holdings Inc.:
2,250,000		due 2/9/23(j)	2,267,573
1,200,000		due 2/9/24(j)	1,216,500
5,056,595		Uber Technologies Inc., 5.648% (1-Month USD-LIBOR + 4.000%) due 7/13/23	5,084,407
3,234,373		UOS LLC, 7.148% (1-Month USD-LIBOR + 5.500%) due 4/18/23	3,323,319

		TOTAL SENIOR LOANS (Cost - $ 98,167,115)	99,023,697

MUNICIPAL BONDS - 0.9%
Ohio - 0.1%
2,060,000	C	Ohio Air Quality Development Authority, Revenue Bonds, First Energy Generation Corp., Series A, 3.750% due 12/1/23(g)	700,400

Puerto Rico - 0.8%
11,175,000	D	Commonwealth of Puerto Rico, GO, Series A, 8.000% due 7/1/35(d)	3,436,312
		Government Development Bank for Puerto Rico, Revenue Bonds:
6,380,000	D	Series A, 3.875% due 2/1/17(d)	1,786,400
1,515,000	NR	Series B, 4.704% due 5/1/16(d)	424,200
3,220,000	NR	Series H, 4.900% due 8/1/21(d)	901,600
2,615,000	NR	Series I, 4.350% due 8/1/18(d)	732,200

		Total Puerto Rico	7,280,712

		TOTAL MUNICIPAL BONDS (Cost - $ 7,057,299)	7,981,112

U.S. GOVERNMENT OBLIGATION - 0.7%
6,717,600		U.S. Treasury Notes, 1.125% due 1/31/19 (Cost - $ 6,675,929)	6,659,608

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Shares/Units	Security	Value
OPEN-END FUNDS - 20.3%
4,764,845	BrandywineGLOBAL - Global Unconstrained Bond Fund, Class I Shares	$59,751,160
10,766,377	JPMorgan Strategic Income Opportunities Fund, Class I Shares	124,889,974

	TOTAL OPEN-END FUNDS (Cost - $ 183,227,137)	184,641,134

COMMON STOCKS - 17.6%
BASIC MATERIALS - 1.1%
Chemicals - 1.1%
169,118	Huntsman Corp.	5,457,438
239,189	Venator Materials PLC*	4,578,077

	Total Chemicals	10,035,515

	TOTAL BASIC MATERIALS	10,035,515

COMMUNICATIONS - 0.9%
Media - 0.8%
629,618	Altice NV, Class A Shares*	6,057,505
127,501	TiVo Corp.(c)	1,912,515

	Total Media	7,970,020

Telecommunications - 0.1%
149,274	HC2 Holdings Inc.*	740,399

	TOTAL COMMUNICATIONS	8,710,419

CONSUMER CYCLICAL - 0.4%
Auto Manufacturers - 0.2%
40,676	General Motors Co.(c)	1,600,601

Retail - 0.2%
26,008	Group 1 Automotive Inc.	1,790,391

	TOTAL CONSUMER CYCLICAL	3,390,992

CONSUMER NON-CYCLICAL - 4.5%
Biotechnology - 1.9%
231,445	Adverum Biotechnologies Inc.*	1,602,757
40,918	Blueprint Medicines Corp.*	3,541,862
105,338	Loxo Oncology Inc.*(c)	11,715,692

	Total Biotechnology	16,860,311

Commercial Services - 0.4%
93,547	Quanta Services Inc.*	3,221,759
25,720	Rent-A-Center Inc.(b)	193,414

	Total Commercial Services	3,415,173

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Shares/Units	Security	Value
Healthcare-Products - 0.1%
115,268	Nuvectra Corp.*	$1,229,910

Healthcare-Services - 0.3%
263,698	Natera Inc.*(c)	2,373,282

Pharmaceuticals - 1.8%
184,140	Aclaris Therapeutics Inc.*(b)(c)	3,671,752
456,181	Array BioPharma Inc.*	7,901,055
91,630	Catalyst Pharmaceuticals Inc.*	292,300
239,080	Clementia Pharmaceuticals Inc.*(b)(c)	3,810,935
53,452	Concert Pharmaceuticals Inc.*(c)	1,169,530

	Total Pharmaceuticals	16,845,572

	TOTAL CONSUMER NON-CYCLICAL	40,724,248

DIVERSIFIED - 0.5%
SPACs - 0.5%
56,552	Andina Acquisition Corp. II*	557,037
26,313	Atlantic Acquisition Corp.*	258,131
42,941	Big Rock Partners Acquisition Corp.*	442,292
34,933	Black Ridge Acquisition Corp.*	336,754
52,566	CM Seven Star Acquisition Corp.*	511,467
22,935	Constellation Alpha Capital Corp.*	224,763
21,044	Draper Oakwood Technology Acquisition Inc., Class A Shares*	206,231
50,123	Haymaker Acquisition Corp.*	497,220
42,864	Hennessy Capital Acquisition Corp. III*(b)	422,210
25,795	Industrea Acquisition Corp., Class A Shares*(b)	253,307
35,601	Legacy Acquisition Corp.*	352,450
52,477	Leisure Acquisition Corp.*	520,047
30,010	Osprey Energy Acquisition Corp.*	288,696
60,188	Pensare Acquisition Corp.*	583,222

	Total SPACs	5,453,827

	TOTAL DIVERSIFIED	5,453,827

ENERGY - 0.4%
Oil & Gas - 0.4%
534,616	Connacher Oil & Gas Ltd.*(e)(f)	—
74,542	EQT Corp.	3,750,208

	Total Oil & Gas	3,750,208

	TOTAL ENERGY	3,750,208

FINANCIAL - 3.6%
Banks - 0.4%
11,949	BB&T Corp.(c)	649,428
50,713	Huntington Bancshares Inc.(c)	796,194

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Shares/Units	Security	Value
Banks - 0.4% - (continued)
47,400	Kearny Financial Corp.(c)	$616,200
30,122	KeyCorp(c)	636,478
3,264	M&T Bank Corp.(c)	619,638

	Total Banks	3,317,938

Insurance - 1.2%
1,132,616	FGL Holdings*(c)	10,918,418

Investment Companies - 0.7%
108,353	American Capital Senior Floating Ltd.	1,170,212
249,718	Corporate Capital Trust Inc.(b)	3,873,126
50,845	FS Investment Corp.	360,999
65,060	Garrison Capital Inc.	510,070

	Total Investment Companies	5,914,407

Savings & Loans - 1.3%
43,385	Investors Bancorp Inc.(c)	585,698
206,791	OceanFirst Financial Corp.(c)	5,351,751
229,484	Oritani Financial Corp.(c)	3,579,950
126,526	Waterstone Financial Inc.(c)	2,176,247

	Total Savings & Loans	11,693,646

	TOTAL FINANCIAL	31,844,409

INDUSTRIAL - 3.8%
Aerospace/Defense - 0.7%
47,236	Rockwell Collins Inc.	6,505,342

Building Materials - 1.3%
170,354	Builders FirstSource Inc.*(c)	3,267,390
48,696	Eagle Materials Inc.	4,880,800
16,158	Martin Marietta Materials Inc.	3,295,101

	Total Building Materials	11,443,291

Transportation - 1.8%
128,120	Knight-Swift Transportation Holdings Inc., Class A Shares	6,170,259
104,092	XPO Logistics Inc.*(c)	10,245,776

	Total Transportation	16,416,035

	TOTAL INDUSTRIAL	34,364,668

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Shares/Units	Security	Value
TECHNOLOGY - 2.4%
Semiconductors - 2.1%
80,249	Marvell Technology Group Ltd.	$1,885,049
137,826	NXP Semiconductors NV*(c)	17,181,389

	Total Semiconductors	19,066,438

Software - 0.3%
147,263	Avaya Holdings Corp.*(c)	3,091,041

	TOTAL TECHNOLOGY	22,157,479

	TOTAL COMMON STOCKS (Cost - $147,522,189)	160,431,765

CLOSED-END FUNDS - 12.8%
154,881	Advent/Claymore Enhanced Growth & Income Fund, Class Common Shares	1,251,438
283,173	AllianzGI Convertible & Income 2024 Target, Class Common Shares	2,610,855
158,171	AllianzGI NFJ Dividend Interest & Premium Strategy Fund, Class Common Shares	2,076,785
602,552	Alpine Total Dynamic Dividend Fund, Class Common Shares	5,603,734
308	BlackRock 2022 Global Income Opportunity Trust, Class Common Shares	2,926
176,089	BlackRock Credit Allocation Income Trust, Class Common Shares	2,236,330
26,736	BlackRock Debt Strategies Fund Inc., Class Common Shares	306,662
10,059	BlackRock Municipal 2030 Target Term Trust, Class Common Shares	214,760
212,410	BrandywineGLOBAL Global Income Opportunities Fund Inc., Class Common Shares	2,729,468
95,160	Clough Global Equity Fund, Class Common Shares	1,289,418
590,762	Clough Global Opportunities Fund, Class Common Shares	6,504,290
118,666	Cornerstone Strategic Value Fund Inc., Class Common Shares(b)	1,845,256
325,017	Delaware Enhanced Global Dividend & Income Fund, Class Common Shares	3,857,952
66,754	Delaware Investments Dividend & Income Fund Inc., Class Common Shares	711,598
163,642	Eagle Growth & Income Opportunities Fund, Class Common Shares	2,546,269
129,666	Eaton Vance Floating-Rate 2022 Target Term Trust, Class Common Shares	1,199,410
380,667	First Trust Senior Floating Rate 2022 Target Term Fund, Class Common Shares	3,563,043
253,499	Gabelli Equity Trust Inc., Class Common Shares	1,599,579

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Shares/Units	Security	Value
CLOSED-END FUNDS - 12.8% - (continued)
21,578	General American Investors Co., Inc., 5.950%, Class Preferred Shares(h)	$563,186
353,171	Highland Floating Rate Opportunities Fund, Class Common Shares	5,661,331
243,103	Invesco High Income Trust II, Class Common Shares	3,413,166
485,499	Invesco Senior Income Trust, Class Common Shares(b)	2,136,196
138,156	Kayne Anderson MLP Investment Co., Class Common Shares*	2,405,296
61,095	Lazard World Dividend & Income Fund Inc., Class Common Shares	720,310
879,486	Liberty All Star Equity Fund, Class Common Shares	5,496,787
135,308	Madison Covered Call & Equity Strategy Fund, Class Common Shares	1,024,282
54,641	Managed Duration Investment Grade Municipal Fund, Class Common Shares	727,272
196,383	Morgan Stanley Emerging Markets Debt Fund Inc., Class Common Shares	1,881,349
70,771	Morgan Stanley Emerging Markets Fund Inc., Class Common Shares	1,309,263
9,331	Morgan Stanley Income Securities Inc., Class Common Shares	175,516
117,211	NexPoint Credit Strategies Fund, Class Common Shares(b)	2,790,794
138,430	Nuveen AMT-Free Quality Municipal Income Fund, Class Common Shares	1,803,743
164,032	Nuveen Credit Strategies Income Fund, Class Common Shares(b)	1,327,019
46,130	Nuveen Emerging Markets Debt 2022 Target Term Fund, Class Common Shares(b)	422,551
114,032	Nuveen Intermediate Duration Quality Municipal Term Fund, Class Common Shares	1,429,961
62,201	Nuveen Mortgage Opportunity Term Fund 2, Class Common Shares	1,424,403
93,953	Nuveen Mortgage Opportunity Term Fund, Class Common Shares	2,231,384
132,821	Nuveen Quality Municipal Income Fund, Class Common Shares	1,749,253
99,616	PIMCO Dynamic Credit & Mortgage Income Fund, Class Common Shares	2,217,452
459,165	PIMCO High Income Fund, Class Common Shares(b)	3,425,371
172,203	Prudential Global Short Duration High Yield Fund Inc., Class Common Shares	2,417,730
32,505	Prudential Short Duration High Yield Fund Inc., Class Common Shares(b)	466,772
74,785	Reaves Utility Income Fund, Class Common Shares	2,107,441
151,962	Royce Micro-Capital Trust Inc., Class Common Shares	1,429,962
388,182	Sprott Focus Trust Inc., Class Common Shares(b)	3,093,810

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Shares/Units	Security	Value
CLOSED-END FUNDS - 12.8% - (continued)
225,898	Sprott Physical Gold & Silver Trust, Class Common Shares	$2,970,559
421,101	Templeton Emerging Markets Income Fund, Class Common Shares	4,947,937
383,488	Templeton Global Income Fund, Class Common Shares	2,442,819
5,711	Tortoise Energy Infrastructure Corp., Class Common Shares(b)	158,195
255,618	Virtus Total Return Fund Inc., Class Common Shares	2,811,798
174,391	Voya Prime Rate Trust, Class Common Shares(b)	901,601
274,906	Western Asset Emerging Markets Debt Fund Inc., Class Common Shares	4,035,620
572,442	Western Asset High Income Opportunity Fund Inc., Class Common Shares	2,787,793
84,933	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Class Common Shares	973,332

	TOTAL CLOSED-END FUNDS (Cost - $115,149,571)	116,031,027

PREFERRED STOCKS - 0.4%
FINANCIAL - 0.4%
Banks - 0.4%
130,384	GMAC Capital Trust I, 7.624% (3-Month USD-LIBOR + 5.785%)(c)(g)	3,363,907

	TOTAL FINANCIAL	3,363,907

	TOTAL PREFERRED STOCKS (Cost - $3,429,657)	3,363,907

EXCHANGE TRADED FUND (ETF) - 0.1%
3,045	SPDR S&P 500 Trust (Cost - $818,805)	827,174

WARRANTS - 0.0%
DIVERSIFIED - 0.0%
SPACs - 0.0%
52,399	Black Ridge Acquisition Corp.*	16,768
26,283	CM Seven Star Acquisition Corp.*	6,571
22,935	Constellation Alpha Capital Corp.*	4,816
10,522	Draper Oakwood Technology Acquisition Inc.*	8,891
32,148	Hennessy Capital Acquisition Corp. III*	25,397
26,357	I-AM Capital Acquisition Co.*	9,752
25,795	Industrea Acquisition Corp.*	15,477
15,005	Osprey Energy Acquisition Corp.*	9,903
30,094	Pensare Acquisition Corp.*	13,542
	Total SPACs	111,117

	TOTAL DIVERSIFIED	111,117

	TOTAL WARRANTS (Cost - $101,924)	111,117

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Shares/Units		Security	Value
RIGHTS - 0.0%
26,313		Atlantic Acquisition Corp.*	$14,209
17,467		Black Ridge Acquisition Corp.*	5,240
52,566		CM Seven Star Acquisition Corp.*	13,667
22,935		Constellation Alpha Capital Corp.*	6,880
21,044		Draper Oakwood Technology Acquisition Inc.*	10,901
60,188		Pensare Acquisition Corp.*	27,085
		TOTAL RIGHTS (Cost - $71,390)	77,982

Number of Contracts	Notional Amounts
PURCHASED OPTIONS - 0.1%
Equity Options - 0.1%
510	$ 6,291,870	Monsanto Co., Call @ $120.00, expires 7/20/18, NFSC	329,970
331	4,459,894	United Technologies Corp., Call @ $135.00, expires 1/18/19, GSC	396,869

		Total United States	726,839

		TOTAL PURCHASED OPTIONS (Cost - $583,429)	726,839

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $795,825,320)	809,248,639

Face Amount
SHORT-TERM INVESTMENTS - 6.9%
TIME DEPOSITS - 6.9%
$ 3,859,953		ANZ National Bank - London, 0.780% due 3/1/18	3,859,953
21,076,407		BNP Paribas - Paris, 0.780% due 3/1/18	21,076,407
3,824		Brown Brothers Harriman - Grand Cayman, 0.780% due 3/1/18	3,824
37,992,145		JPMorgan Chase & Co. - New York, 0.780% due 3/1/18	37,992,145

		TOTAL TIME DEPOSITS (Cost - $62,932,329)	62,932,329

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.9%
MONEY MARKET FUND - 1.9%
17,012,174		Federated Government Obligations Fund, Premier Class(k) (Cost - $17,012,174)	17,012,174

		TOTAL INVESTMENTS - 97.8% (Cost - $875,769,823#)	889,193,142

		Other Assets in Excess of Liabilities - 2.2%	20,184,006

		TOTAL NET ASSETS - 100.0%	$909,377,148

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted (unaudited).
*	Non-income producing security.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2018, amounts to approximately $124,029,585 and represents 13.64% of net assets.
(b)	All or a portion of this security is on loan (See Note 5).
(c)	All or a portion of this security is pledged by the Fund as collateral for short sales or derivative transactions.
(d)	Security is currently in default.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(g)	Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2018.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	Payment in-kind security for which part of the income earned may be paid as additional principal.
(j)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(k)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $840,094,592.

Abbreviations used in this schedule:

GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
SPACs	—	Special Purpose Acquisition Companies

See pages 186-188 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Summary of Investments by Security Type^ (unaudited)

Corporate Bonds & Notes	25.8%
Open-End Funds	20.8
Common Stocks	18.0
Closed-End Funds	13.0
Senior Loans	11.1
Municipal Bonds	0.9
U.S. Government Obligation	0.8
Preferred Stocks	0.4
Exchange Traded Fund (ETF)	0.1
Purchased Options	0.1
Warrants	0.0	*
Rights	0.0	*
Short-Term Investments	7.1
Money Market Fund	1.9

	100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

Schedule of Options Contracts Written

Equity Options

Number of Contracts	Notional Amounts	Security Name	Counterparty	Expiration Date	Strike Price	Value
510	$6,291,870	Monsanto Co., Call	NFSC	7/20/18	$125.00	$125,460
510	6,291,870	Monsanto Co., Put	NFSC	7/20/18	105.00	45,900
1,375	17,140,750	NXP Semiconductors NV, Call	GSC	1/18/19	110.00	2,378,750

		TOTAL OPTIONS CONTRACTS WRITTEN
		(Premiums received — $1,004,275)				$2,550,110

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

At February 28, 2018, Destinations Multi Strategy Alternatives Fund had open exchange traded futures contracts as described below.

The unrealized appreciation/(depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
U.S. Treasury 5-Year Note June Futures	485	6/18	$55,358,203	$55,255,899	$102,304
U.S. Treasury 10-Year Note June Futures	150	6/18	18,036,328	18,007,031	29,297
U.S. Long Bond June Futures	61	6/18	8,735,391	8,749,688	(14,297)

Net Unrealized Appreciation on Open Exchange Traded Futures Contracts					117,304

At February 28, 2018, Destinations Multi Strategy Alternatives Fund had deposited cash of $566,600 with a broker or brokers as margin collateral on open exchange traded futures contracts.

At February 28, 2018, Destinations Multi Strategy Alternatives Fund had open forward foreign currency contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
Euro	2,900,000	GSC	$3,556,000	5/7/18	$17,737	$—	$17,737
Euro	2,200,000	GSC	2,697,655	5/7/18	13,455	—	13,455
Euro	4,000,000	MSC	4,904,828	5/7/18	117,608	—	117,608

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts					$148,800	$—	$148,800

At February 28, 2018, Destinations Multi Strategy Alternatives Fund held the following OTC Credit Default Swap Contracts:

OTC Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 2/28/18(2)	Notional Amounts in (000’s)(3)	Market Value	Upfront Premiums Paid	Unrealized (Depreciation)
Supervalu Inc., B-	(5.000)%	12/20/22	3-Month	GSC	6.807%	$2,840	$153,178	$181,050	$(27,872)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of on emerging country as of period end serve as indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

At February 28, 2018, Destinations Multi Strategy Alternatives Fund held the following OTC Total Return Swap Contracts:

OTC Total Return Swaps on Baskets

Currency	Notional Amounts	Maturity Date	Counterparty	Payment Frequency	Pay	Receive	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
USD	$430,583	8/25/18	GSC	1-Month	USD-LIBOR-BBA + 0.400%	GSCBDRC2 Basket*	$—	$(67,333)
USD	1,336,156	8/25/18	GSC	1-Month	USD-LIBOR-BBA + 0.400%	GSCBDRS2 Basket**	—	(16,524)

							$—	$(83,857)

*	GSCBDRC2 Basket consists of a portfolio of Chesapeake Energy Corp., California Resources Corp., Oasis Petroleum Inc. and Whiting Petroleum Corp.
**	GSCBDRS2 Basket consists of a portfolio of Anadarko Petroleum Corp., Devon Energy Corp., Diamondback Energy Inc., Helmerich Payne Inc. and Pioneer Natural Resources Co.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

OTC Total Return Swaps

Currency	Reference Obligation	Notional Amounts	Maturity Date	Counterparty	Pay	Receive	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
EGP	Arab Republic of Egypt, Treasury Bill	EGP 70,500,000	6/5/18	GSC	$3,663,451	Total Return of Reference Obligation	$3,663,451	$145,386
EGP	Arab Republic of Egypt, Treasury Bill	EGP 51,187,500	8/7/18	GSC	$2,707,294	Total Return of Reference Obligation	2,707,294	(20,849)

							$6,370,745	$124,537

At February 28, 2018, Destinations Multi Strategy Alternatives Fund held the following OTC Variance Swap Contracts:

Buy/Sale Contracts	Reference Obligation	Volatility Strike	Maturity Date	Counterparty	Notional Amounts	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy	S&P 500 Index	22.00%	5/18/18	BAML	$15,000,000	$(302,581)	$—	$(302,581)
Sale	S&P 500 Index	22.74%	5/18/18	BAML	15,504,545	346,159	—	346,159
Buy	S&P 500 Index	24.50%	5/18/18	BAML	19,500,000	(973,040)	—	(973,040)
Sale	S&P 500 Index	25.29%	5/18/18	BAML	20,128,775	1,077,933	—	1,077,933

						$148,471	$—	$148,471

Currency Abbreviations used in this schedule:

EGP	—	Egyptian Pound
EUR	—	Euro

Counterparty Abbreviations used in this schedule:

BAML	—	Bank of America Merrill Lynch
GSC	—	Goldman Sachs & Co.
MSC	—	Morgan Stanley
NFSC	—	National Financial Services Corp.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Face Amount	Security	Value
SECURITIES SOLD SHORT - 4.8%
CORPORATE BONDS & NOTES - 0.5%
Consumer Cyclical - 0.1%
$ 1,750,000	PetSmart Inc., Company Guaranteed Notes, 7.125% due 3/15/23(a)	$1,115,450

Consumer Non-cyclical - 0.4%
1,750,000	CHS/Community Health Systems Inc., Company Guaranteed Notes, 6.875% due 2/1/22	1,137,500
2,750,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, Company Guaranteed Notes, 5.500% due 4/15/25(a)	2,200,000

	Total Consumer Non-cyclical	3,337,500

Industrial - 0.0%
250,000	Amsted Industries Inc., Company Guaranteed Notes, 5.000% due 3/15/22(a)	255,000

	TOTAL CORPORATE BONDS & NOTES (Proceeds - $5,410,625)	4,707,950

Shares/Units
EXCHANGE TRADED FUNDS (ETFs) - 2.5%
23,000	iShares iBoxx $ High Yield Corporate Bond	1,982,140
54,693	iShares Nasdaq Biotechnology	5,911,219
16,500	iShares Russell 2000	2,480,775
134,629	SPDR S&P Biotech	12,165,076

	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Proceeds - $19,856,302)	22,539,211

COMMON STOCKS - 1.8%
COMMUNICATIONS - 0.7%
Media - 0.5%
262,800	Altice USA Inc., Class A Shares*	4,782,960

Telecommunications - 0.2%
64,400	Ciena Corp.*	1,492,148

	TOTAL COMMUNICATIONS	6,275,108

CONSUMER CYCLICAL - 0.1%
Retail - 0.1%
26,000	Tailored Brands Inc.	608,660

ENERGY - 0.4%
Oil & Gas - 0.4%
74,542	EQT Corp.	3,750,208

FINANCIAL - 0.3%
Equity Real Estate Investment Trusts (REIT) - 0.3%
211,873	Quality Care Properties Inc.*	2,625,107

See Notes to Financial Statements.

Schedules of Investments

(continued)

Destinations Multi Strategy Alternatives Fund

Shares/Units	Security	Value
TECHNOLOGY - 0.3%
Semiconductors - 0.3%
32,550	Microchip Technology Inc.	$2,894,672

	TOTAL COMMON STOCKS (Proceeds - $17,581,921)	16,153,755

	TOTAL SECURITIES SOLD SHORT - 4.8% (Proceeds - $42,848,848)	$43,400,915

*	Non-income producing security.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2018, amounts to approximately $3,570,450 and represents 0.39% of net assets.

See Notes to Financial Statements.

Ratings

(unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA — Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D — Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

P — Preliminary rating.

u — The upgrade state defines bonds that have recently been upgraded into higher rating categories.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa — Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A — Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Ratings

(unaudited) (continued)

Baa — Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca — Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C — Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

e — Expected.

u — Upgraded.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA — Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AAApre — Stable Outlook rating is based on the pledge of securities in the escrow deposit fund securing the bonds and reflects the lien of the refunded bondholders on the escrow trust funds and that all amounts have been invested in direct non-callable obligations of the United States.

AA — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the

Ratings

(unaudited) (continued)

terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D — Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

NR — Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

WD, WR — Indicates that the bonds rating has been withdrawn and the issuer is no longer rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings

SP-1 — Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 — Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 — Moody’s highest rating for issues having a demand feature — VRDO.

MIG1 — Moody’s highest rating for short-term municipal obligations.

P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1 — Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

F-2 — Fitch’s rating indicating a good capacity for timely payment of financial commitments.

Statements of Assets and Liabilities

February 28, 2018

	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Real Assets Fund
ASSETS:
Investments, at value[1,2]	$2,823,249,855	$718,766,011	$1,432,376,541	$320,157,548	$242,200,715
Foreign currency, at value[3]	4	—	807,242	—	4
Cash	39,694	11,415	22,336	3,680	6,324
Unrealized appreciation on unfunded loan commitments	—	—	—	—	—
Receivable for securities sold	1,195,445	10,356,112	3,538,813	1,835	—
Dividends and interest receivable	4,081,400	471,148	1,176,393	1,081,273	53,859
Receivable for Fund shares sold	1,392,096	339,597	623,535	60,957	96,456
Receivable for expense reimbursement	—	—	—	—	—
Unrealized appreciation on open forward foreign currency contracts (Note 4)	—	—	23,364	—	—
Unrealized appreciation on swap contracts[4] (Note 4)	—	—	—	—	—
Upfront premiums paid on swap contracts (Note 4)	—	—	—	—	—
Deposits with counterparty[5]	446,600	—	—	—	—
Cash held at Broker	—	—	—	—	—
Prepaid expenses	18,604	4,502	7,782	2,230	1,292
Prepaid offering fees	26,920	6,416	11,506	3,200	1,939

Total Assets	2,830,450,618	729,955,201	1,438,587,512	321,310,723	242,360,589

LIABILITIES:
Payable for collateral received from securities on loan	16,521,899	17,329,790	19,777,529	628,002	19,121,905
Payable for Fund shares repurchased	870,015	205,459	447,342	191,745	74,681
Payable for securities purchased	6,999,626	10,924,994	3,689,447	213,853	352,155
Investment management fee payable	1,278,266	415,046	929,770	158,270	157,325
Transfer agent fees payable	333,281	83,415	169,594	39,223	26,461
Custody fee payable	250,536	64,013	296,439	36,843	34,115
Trustees’ fees payable	28,641	6,283	13,833	3,802	1,974
Registration fees payable	154,094	46,522	83,769	34,259	27,150
Shareholder services	26,568	2,819	11,117	1,898	747
Variation margin on open future contracts (Note 4)	125,677	—	—	—	—
Unrealized depreciation on swap contracts[6] (Note 4)	—	—	—	—	—
Securities sold short[7] (Note 5)	—	—	—	—	—
Due to custodian[3]	—	—	—	69	—
Options contracts written, at value[8] (Note 4)	—	—	—	—	—
Unrealized depreciation on open forward foreign currency contracts (Note 4)	—	—	88,319	—	—
Foreign capital gains tax payable	—	—	458,664	—	—
Investment interest payable on securities sold short	—	—	—	—	—
Dividends payable for securities sold short	—	—	—	—	—
Accrued Chief Compliance Officer expense	8,970	2,126	4,156	1,160	737
Accrued expenses	122,886	29,729	52,358	19,032	12,677

Total Liabilities	26,720,459	29,110,196	26,022,337	1,328,156	19,809,927

Total Net Assets	$2,803,730,159	$700,845,005	$1,412,565,175	$319,982,567	$222,550,662

NET ASSETS:
Par value	$239,400	$63,808	$120,791	$31,561	$24,893
Paid-in capital in excess of par value	2,401,668,474	654,415,900	1,233,034,313	312,412,615	248,889,259
Undistributed net investment income	3,884,995	—	64,955	1,089,086	—
Accumulated net realized gain (loss) on investments, futures contracts, options contracts written, forward sale commitments, securities sold short, swap contracts, forward foreign currency contracts and foreign currency transactions	24,547,034	2,545,942	1,897,776	2,871,869	(2,260,069)
Net unrealized appreciation (depreciation) on investments, futures contracts, options contracts written, forward sale commitments, securities sold short, swap contracts, forward foreign currency contracts and foreign currency transactions	373,390,256	43,819,355	177,447,340	3,577,436	(24,103,421)

Total Net Assets	$2,803,730,159	$700,845,005	$1,412,565,175	$319,982,567	$222,550,662

Shares Outstanding	239,400,198	63,807,699	120,790,662	31,561,479	24,893,265

Net Asset Value	$11.71	$10.98	$11.69	$10.14	$8.94

1 Investments, at cost	$2,449,996,892	$674,946,656	$1,254,432,061	$316,581,653	$266,303,836

2 Includes securities on loan	$15,893,318	$16,607,389	$17,646,836	$611,698	$17,289,786

3 Foreign currency, at cost	$390	$—	$810,945	$(69)	$4

4 Swap contracts - assets, at cost	$—	$—	$—	$—	$—

5 Related to futures contracts	$446,600	$—	$—	$—	$—

6 Swaps contracts - liabilities, at cost	$—	$—	$—	$—	$—

7 Proceeds received	$—	$—	$—	$—	$—

8 Premiums received	$—	$—	$—	$—	$—

Statements of Assets and Liabilities

February 28, 2018 (continued)

	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
ASSETS:
Investments, at value[1,2]	$1,604,855,765	$184,649,310	$617,183,392	$227,557,775	$889,193,142
Foreign currency, at value[3]	—	—	—	—	268
Cash	102,662	5,889	30,223	13,605	37,821
Unrealized appreciation on unfunded loan commitments	427	139	5,581	—	—
Receivable for securities sold	4,278,592	39,580	735,128	—	11,408,514
Dividends and interest receivable	6,765,726	1,671,770	7,316,159	2,325,746	5,375,634
Receivable for Fund shares sold	504,126	59,168	197,001	293,392	337,029
Receivable for expense reimbursement	—	—	—	12,134	—
Unrealized appreciation on open forward foreign currency contracts (Note 4)	—	—	—	—	148,800
Unrealized appreciation on swap contracts[4] (Note 4)	—	—	—	—	1,569,478
Upfront premiums paid on swap contracts (Note 4)	—	—	—	—	6,551,795
Deposits with counterparty[5]	—	—	—	—	566,600
Cash held at Broker	—	—	—	—	71,952,063
Prepaid expenses	10,409	1,071	3,425	3	6,921
Prepaid offering fees	15,076	1,590	4,952	153	10,381

Total Assets	1,616,532,783	186,428,517	625,475,861	230,202,808	987,158,446

LIABILITIES:
Payable for collateral received from securities on loan	569,695	2,300,425	4,838,084	—	17,012,174
Payable for Fund shares repurchased	537,666	121,987	286,752	267,961	376,016
Payable for securities purchased	114,493,090	2,586,402	17,354,790	—	11,790,007
Investment management fee payable	621,830	85,336	328,852	97,367	587,604
Transfer agent fees payable	180,262	21,495	71,587	27,162	110,258
Custody fee payable	204,655	31,820	67,372	21,940	137,341
Trustees’ fees payable	14,527	1,858	5,356	2,133	10,288
Registration fees payable	93,400	26,680	44,630	27,928	68,283
Shareholder services	11,871	812	3,071	2,062	6,742
Variation margin on open future contracts (Note 4)	—	—	—	—	136,345
Unrealized depreciation on swap contracts[6] (Note 4)	—	—	—	—	1,408,199
Securities sold short[7] (Note 5)	—	—	—	—	43,400,915
Due to custodian[3]	—	2,764,344	1,086,104	—	—
Options contracts written, at value[8] (Note 4)	—	—	—	—	2,550,110
Unrealized depreciation on open forward foreign currency contracts (Note 4)	—	—	—	—	—
Foreign capital gains tax payable	—	—	—	—	—
Investment interest payable on securities sold short	—	—	—	—	130,424
Dividends payable for securities sold short	—	—	—	—	14,052
Accrued Chief Compliance Officer expense	5,753	678	1,977	229	3,843
Accrued expenses	55,024	17,767	21,979	18,931	38,697

Total Liabilities	116,787,773	7,959,604	24,110,554	465,713	77,781,298

Total Net Assets	$1,499,745,010	$178,468,913	$601,365,307	$229,737,095	$909,377,148

NET ASSETS:
Par value	$152,535	$18,032	$60,199	$23,133	$89,173
Paid-in capital in excess of par value	1,526,773,137	180,196,962	608,413,676	232,908,221	890,443,181
Undistributed net investment income	1,425,425	(1,298)	—	50,769	1,189,564
Accumulated net realized gain (loss) on investments, futures contracts, options contracts written, forward sale commitments, securities sold short, swap contracts, forward foreign currency contracts and foreign currency transactions	(2,856,566)	(277,613)	(1,004,745)	(69,224)	5,900,821
Net unrealized appreciation (depreciation) on investments, futures contracts, options contracts written, forward sale commitments, securities sold short, swap contracts, forward foreign currency contracts and foreign currency transactions	(25,749,521)	(1,467,170)	(6,103,823)	(3,175,804)	11,754,409

Total Net Assets	$1,499,745,010	$178,468,913	$601,365,307	$229,737,095	$909,377,148

Shares Outstanding	152,534,608	18,032,049	60,199,462	23,133,003	89,172,747

Net Asset Value	$9.83	$9.90	$9.99	$9.93	$10.20

1 Investments, at cost	$1,630,605,713	$186,201,347	$623,345,179	$230,733,579	$875,769,823

2 Includes securities on loan	$553,235	$2,245,548	$4,628,391	$—	$16,464,252

3 Foreign currency, at cost	$—	$(2,849,540)	$(1,138,868)	$—	$283

4 Swap contracts - assets, at cost	$—	$—	$—	$—	$6,551,795

5 Related to futures contracts	$—	$—	$—	$—	$566,600

6 Swaps contracts - liabilities, at cost	$—	$—	$—	$—	$—

7 Proceeds received	$—	$—	$—	$—	$42,848,848

8 Premiums received	$—	$—	$—	$—	$1,004,275

Statements of Operations

For the period from March 20, 2017 (commencement of operations) through February 28, 2018

	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Real Assets Fund
INVESTMENT INCOME:
Dividends	$42,489,368	$7,559,452	$20,894,918	$12,411,234	$2,153,762
Interest	522,059	138,573	315,214	79,090	59,285
Income from securities lending	79,118	115,267	429,477	21,575	12,919
Less: Foreign taxes withheld (Note 3)	(135,887)	(7,774)	(1,136,098)	(199,839)	(110,252)
Miscellaneous income	—	—	—	—	—

Total Investment Income	42,954,658	7,805,518	20,503,511	12,312,060	2,115,714

EXPENSES:
Investment management fee (Note 7)	17,684,732	4,887,963	11,143,055	2,395,104	1,735,870
Transfer agent fees	3,595,702	827,678	1,701,768	456,327	264,727
Custody fees	785,147	208,532	1,022,793	133,380	112,009
Trustees’ fees	206,155	47,157	94,569	26,291	14,364
Insurance	70,260	16,976	28,359	8,401	5,297
Audit and tax	44,811	14,052	25,913	10,119	7,882
Legal expense	193,191	43,624	98,837	27,890	14,064
Chief Compliance Officer expense	67,657	15,483	31,541	8,750	4,945
Organizational expense	1,090	267	442	130	79
Offering fees	98,619	23,464	42,220	11,686	7,132
Shareholder services	62,591	19,393	32,817	13,931	13,332
Registration fees	182,712	66,609	106,282	53,495	44,148
Miscellaneous expense	42,496	9,840	66,855	5,414	3,066
Interest expense	—	—	—	—	—

Total Expenses	23,035,163	6,181,038	14,395,451	3,150,918	2,226,915
Less: Fee waivers and/or expense reimbursement (Note 7)	(3,027,146)	(612,545)	(1,616,335)	(366,661)	(157,315)

Net Expenses	20,008,017	5,568,493	12,779,116	2,784,257	2,069,600

Net Investment Income (Loss)	$22,946,641	$2,237,025	$7,724,395	$9,527,803	$46,114

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN, FORWARD SALE COMMITMENTS, SECURITIES SHORT SOLD, SWAP CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 3 AND 4):

Net Realized Gain (Loss) From:
Investments	$19,992,322	$5,990,710	$4,159,459 *	$4,032,040	$3,186,356
Futures contracts	4,214,522	—	—	—	—
Forward sale commitments	—	—	—	—	—
Securities sold short	—	—	—	—	—
Swap contracts	—	—	—	—	—
Forward foreign currency contracts	—	—	(137,403)	—	(33,943)
Foreign currency transactions	(21)	—	(564,455)	61,542	85,751

Realized Gain (Loss)	24,206,823	5,990,710	3,457,601	4,093,582	3,238,164

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	373,252,963	43,819,355	177,485,816 **	3,575,895	(24,103,121)
Futures contracts	137,679	—	—	—	—
Unfunded loan commitments	—	—	—	—	—
Options contracts written	—	—	—	—	—
Securities sold short	—	—	—	—	—
Swap contracts	—	—	—	—	—
Forward foreign currency contracts	—	—	(64,955)	—	—
Foreign currency transactions	(386)	—	26,479	1,541	(300)

Change in Net Unrealized Appreciation (Depreciation):	373,390,256	43,819,355	177,447,340	3,577,436	(24,103,421)

Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Forward Sale Commitments, Securities Short Sold, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	397,597,079	49,810,065	180,904,941	7,671,018	(20,865,257)

Total Increase (Decrease) in Net Assets from Operations	$420,543,720	$52,047,090	$188,629,336	$17,198,821	$(20,819,143)

*	Includes foreign capital gains tax of $6,824 for Destinations International Equity Fund.
**	Includes accrued foreign capital gains tax of $458,664 for Destinations International Equity Fund.

Statements of Operations

For the period from March 20, 2017 (commencement of operations) through February 28, 2018 (continued)

	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
INVESTMENT INCOME:
Dividends	$6,585	$473,570	$558,092	$131	$14,499,261
Interest	38,846,754	5,127,199	21,951,438	2,105,776	20,447,162
Income from securities lending	4,227	54,853	31,595	—	118,093
Less: Foreign taxes withheld (Note 3)	—	—	—	—	(354)
Miscellaneous income	—	—	—	—	71,468

Total Investment Income	38,857,566	5,655,622	22,541,125	2,105,907	35,135,630

EXPENSES:
Investment management fee (Note 7)	8,332,542	1,046,877	3,939,002	928,423	11,662,097
Transfer agent fees	1,953,629	227,626	706,523	204,199	1,316,286
Custody fees	647,439	111,024	216,304	57,688	436,705
Trustees’ fees	110,545	12,647	38,857	9,578	75,744
Insurance	40,691	4,169	13,146	50	26,576
Audit and tax	32,191	12,607	17,888	11,241	25,202
Legal expense	126,047	12,943	38,793	11,711	191,786
Chief Compliance Officer expense	38,037	4,465	13,488	3,346	25,985
Organizational expense	633	65	205	2	416
Offering fees	55,384	5,844	18,118	518	38,558
Shareholder services	36,676	12,284	18,272	4,259	26,992
Registration fees	117,246	43,579	64,346	44,473	89,661
Miscellaneous expense	24,045	2,812	8,317	2,283	237,715
Interest expense	—	—	—	—	776,825

Total Expenses	11,515,105	1,496,942	5,093,259	1,277,771	14,930,548
Less: Fee waivers and/or expense reimbursement (Note 7)	(1,083,624)	(89,240)	(525,324)	(216,403)	(4,158,391)

Net Expenses	10,431,481	1,407,702	4,567,935	1,061,368	10,772,157

Net Investment Income (Loss)	$28,426,085	$4,247,920	$17,973,190	$1,044,539	$24,363,473

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN, FORWARD SALE COMMITMENTS, SECURITIES SHORT SOLD, SWAP CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 3 AND 4):

Net Realized Gain (Loss) From:
Investments	$(597,178)	$(195,878)	$(887,436)	$116,426	$3,499,806
Futures contracts	—	—	—	—	2,643,603
Forward sale commitments	2,777	—	—	—	—
Securities sold short	—	—	—	—	(3,494,652)
Swap contracts	—	—	—	—	639,645
Forward foreign currency contracts	—	—	—	—	(610,261)
Foreign currency transactions	—	(88,382)	(50,775)	—	(416,243)

Realized Gain (Loss)	(594,401)	(284,260)	(938,211)	116,426	2,261,898

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(25,749,948)	(1,552,037)	(6,161,787)	(3,175,804)	13,423,319
Futures contracts	—	—	—	—	117,304
Unfunded loan commitments	427	139	5,581	—	—
Options contracts written	—	—	—	—	(1,545,835)
Securities sold short	—	—	—	—	(552,067)
Swap contracts	—	—	—	—	161,279
Forward foreign currency contracts	—	—	—	—	148,800
Foreign currency transactions	—	84,728	52,383	—	1,609

Change in Net Unrealized Appreciation (Depreciation):	(25,749,521)	(1,467,170)	(6,103,823)	(3,175,804)	11,754,409

Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Forward Sale Commitments, Securities Short Sold, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(26,343,922)	(1,751,430)	(7,042,034)	(3,059,378)	14,016,307

Total Increase (Decrease) in Net Assets from Operations	$2,082,163	$2,496,490	$10,931,156	$(2,014,839)	$38,379,780

Statements of Changes in Net Assets

For the period from March 20, 2017 (commencement of operations) through February 28, 2018

	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Real Assets Fund
OPERATIONS:
Net investment income (loss)	$22,946,641	$2,237,025	$7,724,395	$9,527,803	$46,114
Net realized gain (loss)	24,206,823	5,990,710	3,457,601	4,093,582	3,238,164
Change in unrealized appreciation (depreciation)	373,390,256	43,819,355	177,447,340	3,577,436	(24,103,421)

Increase (Decrease) in Net Assets From Operations	420,543,720	52,047,090	188,629,336	17,198,821	(20,819,143)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(18,721,435)	(2,375,380)	(8,662,171)	(8,407,094)	(744,187)
Net realized gains	—	(3,306,413)	(557,094)	(1,253,336)	(4,800,160)

Decrease in Net Assets From Distributions to Shareholders	(18,721,435)	(5,681,793)	(9,219,265)	(9,660,430)	(5,544,347)

FUND SHARE TRANSACTIONS :
Net proceeds from sale of shares	2,934,660,735	780,805,732	1,376,881,445	404,877,952	266,757,729
Reinvestment of distributions	18,718,734	5,680,960	9,217,957	8,979,970	5,543,554
Cost of shares repurchased	(551,471,595)	(132,006,984)	(152,944,298)	(101,413,746)	(23,387,131)

Increase (Decrease) in Net Assets From Fund Share Transactions	2,401,907,874	654,479,708	1,233,155,104	312,444,176	248,914,152

Increase (Decrease) in Net Assets	2,803,730,159	700,845,005	1,412,565,175	319,982,567	222,550,662

NET ASSETS:
Beginning of period	—	—	—	—	—

End of period*†	$2,803,730,159	$700,845,005	$1,412,565,175	$319,982,567	$222,550,662

* Includes undistributed net investment income of:	$3,884,995	$—	$64,955	$1,089,086	$—

† Includes accumulated net investment loss of:	$—	$—	$—	$—	$—

Statements of Changes in Net Assets

For the period from March 20, 2017 (commencement of operations) through February 28, 2018 (continued)

	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
OPERATIONS:
Net investment income (loss)	$28,426,085	$4,247,920	$17,973,190	$1,044,539	$24,363,473
Net realized gain (loss)	(594,401)	(284,260)	(938,211)	116,426	2,261,898
Change in unrealized appreciation (depreciation)	(25,749,521)	(1,467,170)	(6,103,823)	(3,175,804)	11,754,409

Increase (Decrease) in Net Assets From Operations	2,082,163	2,496,490	10,931,156	(2,014,839)	38,379,780

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(27,010,187)	(4,250,705)	(17,704,050)	(993,759)	(19,534,986)
Net realized gains	(2,252,638)	—	(335,674)	(185,661)	—

Decrease in Net Assets From Distributions to Shareholders	(29,262,825)	(4,250,705)	(18,039,724)	(1,179,420)	(19,534,986)

FUND SHARE TRANSACTIONS :
Net proceeds from sale of shares	1,704,394,993	206,141,510	664,465,917	260,212,529	1,127,456,126
Reinvestment of distributions	28,915,598	4,051,762	17,731,813	1,179,382	19,295,487
Cost of shares repurchased	(206,384,919)	(29,970,144)	(73,723,855)	(28,460,557)	(256,219,259)

Increase (Decrease) in Net Assets From Fund Share Transactions	1,526,925,672	180,223,128	608,473,875	232,931,354	890,532,354

Increase (Decrease) in Net Assets	1,499,745,010	178,468,913	601,365,307	229,737,095	909,377,148

NET ASSETS:
Beginning of period	—	—	—	—	—

End of period*†	$1,499,745,010	$178,468,913	$601,365,307	$229,737,095	$909,377,148

* Includes undistributed net investment income of:	$1,425,425	$—	$—	$50,769	$1,189,564

† Includes accumulated net investment loss of:	$—	$(1,298)	$—	$—	$—

Financial Highlights

For a share of beneficial interest outstanding throughout the period ended February 28:

Destinations Large Cap Equity Fund

	2018 (1)
Net Asset Value, Beginning of Period	$10.00

Income from Operations:
Net investment income(2)	0.10
Net realized and unrealized gain	1.69

Total Income from Operations	1.79

Less Distributions From:
Net investment income	(0.08)

Total Distributions	(0.08)

Net Asset Value, End of Period	$11.71

Total Return(3)	17.89	%(4)
Net Assets, End of Period (millions)	$2,804
Ratios to Average Net Assets:
Gross expenses	0.98	%(5)
Net expenses(6)	0.85	(5)
Net investment income(6)	0.97	(5)
Portfolio Turnover Rate	52	%(4)

(1)	For the period from Fund inception (March 20, 2017) through the period ended February 28, 2018.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(4)	Not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout the period ended February 28:

Destinations Small Mid Cap Equity

	2018 (1)
Net Asset Value, Beginning of Period	$10.00

Income from Operations:
Net investment income(2)	0.04
Net realized and unrealized gain	1.04

Total Income from Operations	1.08

Less Distributions From:
Net investment income	(0.04)
Net realized gain	(0.06)

Total Distributions	(0.10)

Net Asset Value, End of Period	$10.98

Total Return(3)	10.83	%(4)
Net Assets, End of Period (millions)	$701
Ratios to Average Net Assets:
Gross expenses	1.14	%(5)
Net expenses(6)	1.03	(5)
Net investment income(6)	0.41	(5)
Portfolio Turnover Rate	112	%(4)

(1)	For the period from Fund inception (March 20, 2017) through the period ended February 28, 2018.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(4)	Not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout the period ended February 28:

Destinations International Equity Fund

	2018 (1)
Net Asset Value, Beginning of Period	$10.00

Income from Operations:
Net investment income(2)	0.07
Net realized and unrealized gain	1.70

Total Income from Operations	1.77

Less Distributions From:
Net investment income	(0.07)
Net realized gain	(0.01)

Total Distributions	(0.08)

Net Asset Value, End of Period	$11.69

Total Return(3)	17.70	%(4)
Net Assets, End of Period (millions)	$1,413
Ratios to Average Net Assets:
Gross expenses	1.30	%(5)
Net expenses(6)	1.15	(5)
Net investment income(6)	0.69	(5)
Portfolio Turnover Rate	50	%(4)

(1)	For the period from Fund inception (March 20, 2017) through the period ended February 28, 2018.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(4)	Not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout the period ended February 28:

Destinations Equity Income Fund

	2018 (1)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net investment income (2)	0.31
Net realized and unrealized gain	0.12

Total Loss from Operations	0.43

Less Distributions From:
Net investment income	(0.26)
Net realized gain	(0.03)

Total Distributions	(0.29)

Net Asset Value, End of Period	$10.14

Total Return(3)	4.34	%(4)
Net Assets, End of Period (millions)	$320
Ratios to Average Net Assets:
Gross expenses	1.05	%(5)
Net expenses(6)	0.93	(5)
Net investment income(6)	3.18	(5)
Portfolio Turnover Rate	57	%(4)

(1)	For the period from Fund inception (March 20, 2017) through the period ended February 28, 2018.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(4)	Not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout the period ended February 28:

Destinations Real Assets Fund

	2018 (1)
Net Asset Value, Beginning of Period	$10.00

Income from Operations:
Net investment loss(2)	0.00	(3)
Net realized and unrealized loss	(0.78)

Total Income from Operations	(0.78)

Less Distributions From:
Net investment income	(0.04)
Net realized gain	(0.24)

Total Distributions	(0.28)

Net Asset Value, End of Period	$8.94

Total Return(4)	(7.95	)%(5)
Net Assets, End of Period (millions)	$223
Ratios to Average Net Assets:
Gross expenses	1.29	%(6)
Net expenses(7)	1.19	(6)
Net investment income(7)	0.02	(6)
Portfolio Turnover Rate	58	%(5)

(1)	For the period from Fund inception (March 20, 2017) through the period ended February 28, 2018.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Amounts represent less than $(0.01) per shares.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(5)	Not annualized.
(6)	Annualized.
(7)	Reflects fee waivers and/or expense reimbursements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout the period ended February 28:

Destinations Core Fixed Income Fund

	2018 (1)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net investment income (2)	0.21
Net realized and unrealized loss	(0.17)

Total Income from Operations	0.04

Less Distributions From:
Net investment income	(0.19)
Net realized gain	(0.02)

Total Distributions	(0.21)

Net Asset Value, End of Period	$9.83

Total Return(3)	0.34	%(4)
Net Assets, End of Period (millions)	$1,500
Ratios to Average Net Assets:
Gross expenses	0.90	%(5)
Net expenses(6)	0.82	(5)
Net investment income(6)	2.22	(5)
Portfolio Turnover Rate	170	%(4)

(1)	For the period from Fund inception (March 20, 2017) through the period ended February 28, 2018.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(4)	Not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout the period ended February 28:

Destinations Low Duration Fixed Income Fund

	2018 (1)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net investment income(2)	0.27
Net realized and unrealized loss	(0.12)

Total Loss from Operations	0.15

Less Distributions From:
Net investment income	(0.25)

Total Distributions	(0.25)

Net Asset Value, End of Period	$9.90

Total Return(3)	1.52	%(4)
Net Assets, End of Period (millions)	$178
Ratios to Average Net Assets:
Gross expenses	1.00	%(5)
Net expenses(6)	0.94	(5)
Net investment income(6)	2.84	(5)
Portfolio Turnover Rate	32	%(4)

(1)	For the period from Fund inception (March 20, 2017) through the period ended February 28, 2018.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(4)	Not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout the period ended February 28:

Destinations Global Fixed Income Opportunities Fund

	2018 (1)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net investment income (2)	0.37
Net realized and unrealized loss	(0.02)

Total Loss from Operations	0.35

Less Distributions From:
Net investment income	(0.35)
Net realized gain	(0.01)

Total Distributions	(0.36)

Net Asset Value, End of Period	$9.99

Total Return(3)	3.34	%(4)
Net Assets, End of Period (millions)	$601
Ratios to Average Net Assets:
Gross expenses	1.10	%(5)
Net expenses(6)	0.99	(5)
Net investment income(6)	3.88	(5)
Portfolio Turnover Rate	64	%(4)

(1)	For the period from Fund inception (March 20, 2017) through the period ended February 28, 2018.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(4)	Not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout the period ended February 28:

Destinations Municipal Fixed Income Fund

	2018 (1)
Net Asset Value, Beginning of Period	$10.00

Income from Operations:
Net investment income(2)	0.08
Net realized and unrealized loss	(0.09)

Total Loss from Operations	(0.01)

Less Distributions From:
Net investment income	(0.05)
Net realized gain	(0.01)

Total Distributions	(0.06)

Net Asset Value, End of Period	$9.93

Total Return(3)	(0.14	)%(4)
Net Assets, End of Period (millions)	$230
Ratios to Average Net Assets:
Gross expenses	0.97	%(5)
Net expenses(6)	0.80	(5)
Net investment income(6)	0.79	(5)
Portfolio Turnover Rate	69	%(4)

(1)	For the period from Fund inception (March 20, 2017) through the period ended February 28, 2018.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(4)	Not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout the period ended February 28:

Destinations Multi Strategy Alternatives Fund

	2018 (1)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net investment income (2)	0.27
Net realized and unrealized gain	0.13

Total Income from Operations	0.40

Less Distributions From:
Net investment income	(0.20)

Total Distributions	(0.20)

Net Asset Value, End of Period	$10.20

Total Return(3)	3.94	%(4)
Net Assets, End of Period (millions)	$909
Ratios to Average Net Assets:
Gross expenses	1.73	%(5)(6)
Net expenses(7)	1.25	(5)(6)
Net investment income(7)	2.82	(5)
Portfolio Turnover Rate	111	%(4)

(1)	For the period from Fund inception (March 20, 2017) through the period ended February 28, 2018.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(4)	Not annualized.
(5)	Annualized.
(6)	Ratio includes dividend and interest expense on short sales which represents 0.12% (annualized).
(7)	Reflects fee waivers and/or expense reimbursements.

Notes to Financial Statements

1. Organization

The Brinker Capital Destinations Trust (“Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of Destinations Large Cap Equity Fund, Destinations Small-Mid Cap Equity Fund, Destinations International Equity Fund, Destinations Equity Income Fund, Destinations Real Assets Fund, Destinations Core Fixed Income Fund, Destinations Low Duration Fixed Income Fund, Destinations Global Fixed Income Opportunities Fund, Destinations Municipal Fixed Income Fund and Destinations Multi Strategy Alternatives Fund (individually, a “Fund” and collectively, the “Funds”).

Brinker Capital, Inc. (“Brinker Capital” or the “Adviser”), serves as the investment adviser for the Funds. The Funds employ a multimanager strategy. The Adviser selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them.
2. Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made by management regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. The Funds are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – Investment Companies.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and changed the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017.

3. Investment valuation

Equity securities for each Fund for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the bid price. For equity securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the New York Stock Exchange (“NYSE”).

Futures contracts are valued at the settlement price in the market where such contracts are principally traded. Foreign currency forward contracts are valued at the current Business Day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the bid price. Investments in registered open-end management investment companies are valued at reported net asset value per share.

Securities pledged by the Funds as collateral, if any, are identified as such in the Schedule of Investments.

Notes to Financial Statements

(continued)

Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved third-party pricing service; such valuations are determined by the third-party pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, and as well as industry and economic events.

The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ investments (including any fair valuation) to the Adviser pursuant to valuation policies and procedures approved by the Board. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good faith by the valuation committee established by the Adviser in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its Net Asset Value (“NAV”).

Each business day, the Funds use a Board-approved third-party pricing service to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). The three levels of the fair value hierarchy are as follows:

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign bonds, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by third-party pricing service providers that use broker quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Notes to Financial Statements

(continued)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by third-party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities and the related forward sales commitments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Common stocks, preferred stocks, rights, warrants, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy, to the extent these securities are actively traded and valuation adjustments are not applied.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments on the valuation date and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by third-party pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a third-party pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Centrally cleared swaps listed or traded on the multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Notes to Financial Statements

(continued)

The following table summarizes the valuation of each Fund’s assets and liabilities using the fair value hierarchy:

	Total Fair Value at February 28, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Large Cap Equity Fund
Investments, at value
Corporate Bond & Note	$999,552	$—	$999,552	$—
Common Stocks:
Basic Materials	48,978,813	48,978,813	—	—
Communications	465,621,550	465,621,550	—	—
Consumer Cyclical	194,283,063	194,283,063	—	—
Consumer Non-cyclical	603,891,176	603,891,176	—	—
Energy	162,870,710	162,870,710	—	—
Financial	487,662,774	487,662,774	—	—
Industrial	269,793,242	269,793,242	—	—
Technology	451,222,200	451,222,200	—	—
Utilities	47,756,236	47,756,236	—	—
Preferred Stock:
Technology	406,539	—	—	406,539
Short-Term Investments:
Time Deposits	73,242,101	—	73,242,101	—
Money Market Fund	16,521,899	16,521,899	—	—

Total Investments, at value	$2,823,249,855	$2,748,601,663	$74,241,653	$406,539

Other Financial Instruments - Assets
Futures Contract	$137,679	$137,679	$—	$—

Total Other Financial Instruments - Assets	$137,679	$137,679	$—	$—

Notes to Financial Statements

(continued)

	Total Fair Value at February 28, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Small-Mid Cap Equity Fund
Investments, at value
Common Stocks:
Basic Materials	$16,768,247	$16,768,247	$—	$—
Communications	29,086,201	29,086,201	—	—
Consumer Cyclical	45,592,259	45,592,259	—	—
Consumer Non-cyclical	111,604,278	111,604,278	—	—
Energy	41,861,972	41,861,972	—	—
Financial	131,185,575	131,185,575	—	—
Industrial	75,880,814	75,880,814	—	—
Technology	48,644,467	48,644,467	—	—
Utilities	28,105,367	28,105,367	—	—
Exchange Traded Funds (ETFs)	152,875,648	152,875,648	—	—
Short-Term Investments:
Time Deposits	19,831,393	—	19,831,393	—
Money Market Fund	17,329,790	17,329,790	—	—

Total Investments, at value	$718,766,011	$698,934,618	$19,831,393	$—

	Total Fair Value at February 28, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations International Equity Fund
Investments, at value
Common Stocks:
Argentina	$9,154,992	$9,154,992	$—	$—
Australia	23,534,434	—	23,534,434	—
Austria	5,403,033	—	5,403,033	—
Belgium	2,900,868	—	2,900,868	—
Bermuda	3,105,842	1,556,245	1,549,597	—
Brazil	25,050,081	7,609,426	17,440,655	—
Canada	18,930,988	18,930,988	—	—
China	102,546,263	30,866,722	71,679,541	—
Denmark	7,096,568	—	7,096,568	—
Egypt	1,930,290	—	1,930,290	—
Finland	4,285,379	—	4,285,379	—
France	55,571,899	—	55,571,899	—

Notes to Financial Statements

(continued)

	Total Fair Value at February 28, 2018		Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Germany	$76,712,878		$—	$76,712,878	$—
Greece	2,459,411		—	2,459,411	—
Hong Kong	32,763,928	*	—	32,763,928	—*
India	77,715,593		—	77,715,593	—
Indonesia	15,392,540		—	15,392,540	—
Ireland	4,197,675		986,571	3,211,104	—
Isle of Man	196,786		—	196,786	—
Israel	3,588,111		1,439,188	2,148,923	—
Italy	5,539,025		—	5,539,025	—
Japan	173,639,635		—	173,639,635	—
Malaysia	11,788,258		—	11,788,258	—
Mexico	19,278,338		4,929,074	14,349,264	—
Netherlands	11,719,203		1,188,364	10,530,839	—
New Zealand	3,539,912		—	3,539,912	—
Nigeria	382,886		—	382,886	—
Norway	1,396,938		—	1,396,938	—
Pakistan	4,048,452		—	4,048,452	—
Panama	2,589,821		2,589,821	—	—
Peru	1,017,964		1,017,964	—	—
Philippines	11,963,102		—	11,963,102	—
Poland	3,710,536		—	3,710,536	—
Russia	10,595,461		10,348,853	246,608	—
Singapore	3,795,004		1,030,240	2,764,764	—
South Africa	20,468,317		950,889	19,517,428	—
South Korea	34,316,263		—	34,316,263	—
Spain	15,439,183		3,868,366	11,570,817	—
Sweden	17,624,950		—	17,624,950	—
Switzerland	51,913,086		—	51,913,086	—
Taiwan	41,650,912		12,245,248	29,405,664	—
Thailand	5,433,508		—	5,433,508	—
Turkey	2,323,139		—	2,323,139	—
United Arab Emirates	3,429,685		—	3,429,685	—
United Kingdom	94,929,559		4,447,562	90,481,997	—
United States	41,870,869		37,637,413	4,233,456	—

Notes to Financial Statements

(continued)

	Total Fair Value at February 28, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Exchange Traded Funds (ETFs):
United States	$300,673,689	$300,673,689	$—	$—
Short-Term Investments:
Time Deposits	38,345,758	—	38,345,758	—
U.S. Government Agency	6,638,000	—	6,638,000	—
Money Market Fund	19,777,529	19,777,529	—	—

Total Investments, at value	$1,432,376,541 *	$471,249,144	$961,127,397	$—	*

Other Financial Instruments - Assets
Forward Foreign Currency Contracts	$23,364	$—	$23,364	$—

Total Other Financial Instruments - Assets	$23,364	$—	$23,364	$—

Other Financial Instruments - Liabilities
Forward Foreign Currency Contracts	$(88,319)	$—	$(88,319)	$—

Total Other Financial Instruments - Liabilities	$(88,319)	$—	$(88,319)	$—

	Total Fair Value at February 28, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Equity Income Fund
Investments, at value
Common Stocks:
Basic Materials	$4,951,051	$4,951,051	$—	$—
Communications	42,285,900	42,285,900	—	—
Consumer Cyclical	10,749,335	10,749,335	—	—
Consumer Non-cyclical	65,504,404	65,504,404	—	—
Energy	38,663,014	38,663,014	—	—
Financial	27,734,891	27,734,891	—	—
Industrial	11,981,505	11,981,505	—	—
Technology	13,464,566	13,464,566	—	—

Notes to Financial Statements

(continued)

	Total Fair Value at February 28, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Utilities	$30,175,262	$30,175,262	$—	$—
Exchange Traded Fund (ETF)	61,239,463	61,239,463	—	—
Equity Linked Notes	2,737,488	—	2,737,488	—
Convertible Preferred Stocks:
Consumer Non-cyclical	1,029,424	1,029,424	—	—
Utilities	1,086,258	1,086,258	—	—
Preferred Stock:
Financial	1,397,283	1,397,283	—	—
Short-Term Investments:
Time Deposits	6,529,702	—	6,529,702	—
Money Market Fund	628,002	628,002	—	—

Total Investments, at value	$320,157,548	$310,890,358	$9,267,190	$—

	Total Fair Value at February 28, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Real Assets Fund
Investments, at value
Common Stocks:
Canada	$64,401,236	$64,233,004	$—	$168,232
United Kingdom	835,227	835,227	—	—
United States	107,294,122	107,294,122	—	—
Exchange Traded Fund (ETF):
United States	39,655,046	39,655,046	—	—
Short-Term Investments:
Time Deposits	10,893,179	—	10,893,179	—
Money Market Fund	19,121,905	19,121,905	—	—

Total Investments, at value	$242,200,715	$231,139,304	$10,893,179	$168,232

Notes to Financial Statements

(continued)

	Total Fair Value at February 28, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Core Fixed Income Fund
Investments, at value
U.S. Government Agencies & Obligations	$324,334,149	$—	$324,334,149	$—
Mortgage-Backed Securities	323,827,223	—	323,827,223	—
Corporate Bonds & Notes	284,541,178	—	284,541,178	—
Collateralized Mortgage Obligations	282,347,080	—	282,347,080	—
Asset-Backed Securities	167,119,590	—	167,119,590	—
Senior Loans	40,419,498	—	40,419,498	—
Sovereign Bonds	23,295,324	—	23,295,324	—
Municipal Bonds	3,462,508	—	3,462,508	—
Short-Term Investments:
Time Deposits	154,939,520	—	154,939,520	—
Money Market Fund	569,695	569,695	—	—

Total Investments, at value	$1,604,855,765	$569,695	$1,604,286,070	$—

	Total Fair Value at February 28, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Low Duration Fixed Income Fund
Investments, at value
Corporate Bonds & Notes	$99,201,941	$—	$96,425,459	$2,776,482
Asset-Backed Securities	16,322,866	—	16,322,866	—
Collateralized Mortgage Obligations	10,985,530	—	10,985,530	—
Senior Loans	9,053,525	—	9,053,525	—
U.S. Government Obligations	2,738,044	—	2,738,044	—

Notes to Financial Statements

(continued)

	Total Fair Value at February 28, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Sovereign Bonds	$1,845,968	$—	$1,845,968	$—
Exchange Traded Fund (ETF)	27,052,119	27,052,119	—	—
Short-Term Investments:
Time Deposits	9,182,156	—	9,182,156	—
Commercial Paper	4,175,310	—	4,175,310	—
U.S. Government Obligations	1,791,426	—	1,791,426	—
Money Market Fund	2,300,425	2,300,425	—	—

Total Investments, at value	$184,649,310	$29,352,544	$152,520,284	$2,766,482	**

	Total Fair Value at February 28, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Global Fixed Income Opportunities Fund
Investments, at value
Corporate Bonds & Notes:
Australia	$4,992,910	$—	$4,992,910	$—
Austria	43,333	—	43,333	—
Bermuda	4,560,000	—	4,560,000	—
British Virgin Islands	12,549,741	—	12,549,741	—
Canada	5,495,970	—	5,495,970	—
Cayman Islands	17,758,895	—	17,758,895	—
Chile	18,760,737	—	18,760,737	—
Colombia	5,914,375	—	5,914,375	—
Costa Rica	1,693,320	—	1,693,320	—
France	4,414,795	—	4,414,795	—
India	13,364,581	—	13,364,581	—
Israel	3,602,255	—	3,602,255	—
Italy	3,770,719	—	3,770,719	—
Luxembourg	7,584,770	—	7,584,770	—
Malaysia	16,029,673	—	16,029,673	—
Marshall Island	11,062,552	—	11,062,552	—
Mauritius	2,565,001	—	2,565,001	—
Mexico	15,740,470	—	15,740,470	—

Notes to Financial Statements

(continued)

	Total Fair Value at February 28, 2018		Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)
Netherlands	$5,918,258		$—	$3,710,008		$2,208,250
Panama	13,577,897		—	13,577,897		—
Paraguay	204,644		—	204,644		—
Peru	7,225,050		—	7,225,050		—
Philippines	3,080,735		—	3,080,735		—
Singapore	28,078,261		—	28,078,261		—
Sweden	1,084,773		—	—		1,084,773
Switzerland	2,432,440		—	2,432,440		—
United Kingdom	6,260,913		—	6,260,913		—
United States	198,235,828	*	—	198,235,828	*	—
Senior Loans	47,302,077		—	45,536,684		1,765,393
Sovereign Bonds	44,358,958		—	44,358,958		—
Preferred Stocks	11,656,850		11,656,850
Common Stock	280,975		280,975	—		—
Short-Term Investments:
Commercial Papers	52,428,855		—	52,428,855		—
Time Deposits	40,314,697		—	40,314,697		—
Money Market Fund	4,838,084		4,838,084	—		—

Total - Investments, at value	$617,183,392	*	$16,775,909	$595,349,067	*	$5,058,416

	Total Fair Value at February 28, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Municipal Fixed Income Fund
Investments, at value
Municipal Bonds	$153,046,490	$—	$153,046,490	$—
Short-Term Investments:
Municipal Bonds	52,715,464	—	52,715,464	—
Time Deposits	21,795,821	—	21,795,821	—

Total Investments, at value	$227,557,775	$—	$227,557,775	$—

Notes to Financial Statements

(continued)

	Total Fair Value at February 28, 2018		Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Multi Strategy Alternatives Fund
Investments, at value
Corporate Bonds & Notes	$229,373,277	*	$2,112,056	$227,253,189	$8,032	*
Senior Loans	99,023,697	*	—	98,833,822	189,875	*
Municipal Bonds	7,981,112		—	7,981,112	—
U.S. Government Obligation	6,659,608		—	6,659,608	—
Open-End Funds	184,641,134		184,641,134	—	—
Common Stocks:
Basic Materials	10,035,515		10,035,515	—	—
Communications	8,710,419		8,710,419	—	—
Consumer Cyclical	3,390,992		3,390,992	—	—
Consumer Non-cyclical	40,724,248		40,724,248	—	—
Diversified	5,453,827		5,453,827	—	—
Energy	3,750,208	*	3,750,208	—	—	*
Financial	31,844,409		31,844,409	—	—
Industrial	34,364,668		34,364,668	—	—
Technology	22,157,479		22,157,479	—	—
Closed-End Funds	116,031,027		116,031,027	—	—
Preferred Stocks:
Financial	3,363,907		3,363,907	—	—
Exchange Traded Fund (ETF)	827,174		827,174	—	—
Warrants:
Diversified	111,117		111,117	—	—
Rights	77,982		77,982	—	—
Purchased Options	726,839		726,839	—	—
Short-Term Investments:
Time Deposits	62,932,329		—	62,932,329	—
Money Market Fund	17,012,174		17,012,174	—	—

Total Investments, at value	$889,193,142	*	$485,335,175	$403,660,060	$197,907	*

Other Financial Instruments - Assets
Futures Contracts	$131,601		$131,601	$—	$—
Forward Foreign Currency Contracts	148,800		—	148,800	—
OTC Total Return Swaps	145,386		—	145,386	—
OTC Variance Swaps	1,424,092		—	1,424,092	—

Total Other Financial Instruments - Assets	$1,849,879		$131,601	$1,718,278	$—

Notes to Financial Statements

(continued)

	Total Fair Value at February 28, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Other Financial Instruments - Liabilities
Options Contracts Written	$(2,550,110)	$(2,550,110)	$—	$—
Futures Contract	(14,297)	(14,297)	—	—
OTC Credit Default Swaps	(27,872)	—	(27,872)	—
OTC Total Return Swaps on Baskets	(83,857)	—	(83,857)	—
OTC Total Return Swaps	(20,849)	—	(20,849)	—
OTC Variance Swaps	(1,275,621)	—	(1,275,621)	—
Securities Sold Short:
Corporate Bonds & Notes	(4,707,950)	—	(4,707,950)	—
Exchange Traded Funds (ETFs)	(22,539,211)	(22,539,211)	—	—
Common Stocks	(16,153,755)	(16,153,755)	—	—

Total Other Financial Instruments - Liabilities	$(47,373,522)	$(41,257,373)	$(6,116,149)	$—

*	Includes securities that are fair valued by the Board at $0.

**	The following table summarizes the valuation technique used and unobservable input approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments.

	Fair Value at February 28, 2018	Valuation technique	Unobservable Input	Range
Corporate Bonds	$2,766,482	Indicative Market Quotation	Single Broker Quote	$98.50-$100.25

The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.

During the period ended February 28, 2018 there were no transfers between levels.

Notes to Financial Statements

(continued)

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period March 20, 2017 through February 28, 2018:

	Total		Common Stocks		Corporate Bonds & Notes	Preferred Stocks	Senior Loans
Destinations Large Cap Equity Fund
Balance as of March 20, 2017*	$—		$—		$—	$—	$—
Purchases	406,539		—		—	406,539	—
(Sales/Paydowns)	—		—		—	—	—
Total realized gain (loss)	—		—		—	—	—
Change in unrealized appreciation (depreciation)	—		—		—	—	—
Transfers In	—		—		—	—	—
Transfers Out	—		—		—	—	—

Balance as of February 28, 2018	$406,539		$—		$—	$406,539	$—

Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2018	$—		$—		$—	$—	$—

Destinations International Equity Fund
Balance as of March 20, 2017*	$—		$—		$—	$—	$—
Purchases	—	**	—	**	—	—	—
(Sales/Paydowns)	—		—		—	—	—
Total realized gain (loss)	—		—		—	—	—
Change in unrealized appreciation (depreciation)	—		—		—	—	—
Transfers In	—		—		—	—	—
Transfers Out	—		—		—	—	—

Balance as of February 28, 2018	$—	**	$—	**	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2018	$—		$—		$—	$—	$—

Destinations Real Assets Fund
Balance as of March 20, 2017*	$—		$—		$—	$—	$—
Purchases	201,123		201,123		—	—	—
(Sales/Paydowns)	—		—		—	—	—
Total realized gain (loss)	—		—		—	—	—
Change in unrealized appreciation (depreciation)	(32,891)		(32,891)		—	—	—
Transfers In	—		—		—	—	—
Transfers Out	—		—		—	—	—

Balance as of February 28, 2018	$168,232		$168,232		$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2018	$(32,891)		$(32,891)		$—	$—	$—

Notes to Financial Statements

(continued)

	Total	Common Stocks		Corporate Bonds & Notes	Preferred Stocks	Senior Loans
Destinations Low Duration Fixed Income Fund
Balance as of March 20, 2017*	$—	$—		$—	$—	$—
Purchases	2,864,151	—		2,864,151	—	—
(Sales/Paydowns)	—	—		—	—	—
Total realized gain (loss)	—	—		—	—	—
Change in unrealized appreciation (depreciation)	(97,669)	—		(97,669)	—	—
Transfers In	—	—		—	—	—
Transfers Out	—	—		—	—	—

Balance as of February 28, 2018	$2,766,482	$—		$2,766,482	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2018	$(97,669)	$—		$(97,669)	$—	$—

Destinations Global Fixed Income Opportunities Fund
Balance as of March 20, 2017*	$—	$—		$—	$—	$—
Purchases	4,953,606	—		3,300,530	—	1,653,076
(Sales/Paydowns)	—	—		—	—	—
Accrued Discounts (premiums)	633	—		633	—	—
Total realized gain (loss)	—	—		—	—	—
Change in unrealized appreciation (depreciation)	104,177	—		(8,140)	—	112,317
Transfers In	—	—		—	—	—
Transfers Out	—	—		—	—	—

Balance as of February 28, 2018	$5,058,416	$—		$3,293,023	$—	$1,765,393

Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2018	$104,177	$—		$(8,140)	$—	$112,317

Destinations Multi Strategy Alternatives Fund
Balance as of March 20, 2017*	$—	$—		$—	$—	$—
Purchases	1,225,174 **	—	**	160,647 **	—	1,064,527 **
(Sales/Paydowns)	(933)	—		—	—	(933)
Total realized gain (loss)	933	—		—	—	933
Change in unrealized appreciation (depreciation)	(1,027,267)	—		(152,615)	—	(874,652)
Transfers In	—	—		—	—	—
Transfers Out	—	—		—	—	—

Balance as of February 28, 2018	$197,907 **	$—	**	$8,032 **	$—	$189,875 **

Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2018	$(1,027,267)	$—		$(152,615)	$—	$(874,652)

*	Inception date.
**	Includes securities that are fair valued at $0.

Notes to Financial Statements

(continued)

4. Accounting for Derivative Instruments

Certain Funds may use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. All open derivative positions at period end for each Fund are disclosed in the Fund’s Schedule of Investments. The following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:

(a)	Futures Contracts. Certain Funds may enter into futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit due to subsequent payments that may be required for a futures transaction.

(b)	Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than the premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases more than the premium received and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c)	Purchased Options. Certain Funds may purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest, an amount equal to the value is recorded as an asset. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own.

Notes to Financial Statements

(continued)

The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

(d)	Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e)	Swaptions. Swaptions contracts entered into by the Funds typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. Certain Funds may purchase swaptions to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Changes in the value of purchased swaptions are reported as net change in unrealized appreciation or depreciation on the Statements of Operations and Changes in Net Assets Gain or loss is recognized when the swaptions contract expires or is closed as net realized gain or loss on the Statements of Operations and changes in Net Assets. Details of purchased swaptions contracts held at period end are included on the Fund’s Schedule of Investments under the caption “Purchased Options”.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

When a Fund writes a swaption, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.

Notes to Financial Statements

(continued)

(f)	Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as change in unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap contract. An upfront payment received by the Fund is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

i.	Credit Default Swaps. Certain Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit and market risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in

Notes to Financial Statements

(continued)

net interest rates. As privately negotiated transactions, swaps may involve risk, which is the risk that the swap contracts fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.

ii.	Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the fixed interest rate and the floating interest rate, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.

iii.	Cross-Currency Swaps. Certain Funds may enter into cross-currency swaps to gain or mitigate exposure to currency risk. Cross-currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specific exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

iv.	Total Return Swaps. Certain Funds may enter into total return swaps to gain exposure and benefit from reference asset (single asset, or a basket of assets) without actually having to own it. Total return swaps are agreements where the total return of a reference asset is paid in exchange for periodic cash flows, either fixed or variable, and typically a floating rate such as LIBOR +/- a basis point spread. The deal is structured such that the total return (asset income plus capital appreciation/depreciation) is exchanged, in the cash flows. Periodic payments received or made by the Fund are recorded as realized gain or loss from swap contracts on the Statement of Operations.

v.	Variance Swaps. Certain Funds may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

Notes to Financial Statements

(continued)

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at February 28, 2018:

Destinations Large Cap Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (a)	$—	$—	$—	$137,679	$137,679

	$—	$—	$—	$137,679	$137,679

Effect of Derivative Instruments on the Statements of Operations of February 28, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (b)
Net realized gain (loss) on futures contracts	$—	$—	$—	$4,214,522	$4,214,522

	$—	$—	$—	$4,214,522	$4,214,522

Change in unrealized appreciation (depreciation) on derivatives recognized in income (c)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$137,679	$137,679

	$—	$—	$—	$137,679	$137,679

Destinations International Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on forward foreign currency contracts (d)	$—	$23,364	$—	$—	$23,364

	$—	$23,364	$—	$—	$23,364

Liability derivatives
Unrealized depreciation on forward foreign currency contracts (e)	$—	$88,319	$—	$—	$88,319

	$—	$88,319	$—	$—	$88,319

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations of February 28, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (b)
Net realized gain (loss) on forward foreign currency contracts	$—	$(137,403)	$—	$—	$(137,403)

	$—	$(137,403)	$—	$—	$(137,403)

Change in unrealized appreciation (depreciation) on derivatives recognized in income (c)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$—	$(64,955)	$—	$—	$(64,955)

	$—	$(64,955)	$—	$—	$(64,955)

Destinations Real Assets Fund

Effect of Derivative Instruments on the Statements of Operations of February 28, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (b)
Net realized gain (loss) on forward foreign currency contracts	$—	$(33,943)	$—	$—	$(33,943)

	$—	$(33,943)	$—	$—	$(33,943)

Destinations Multi Strategy Alternatives Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (d)	$—	$—	$—	$726,839	$726,839
Unrealized appreciation on open futures contracts (a)	131,601	—	—	—	131,601
Unrealized appreciation on forward foreign currency contracts (d)	—	148,800	—	—	148,800
Unrealized appreciation on open swaps (d)	—	145,386	—	1,424,092	1,569,478

	$131,601	$294,186	$—	$2,150,931	$2,576,718

Liability derivatives
Options contracts written outstanding (e)	$—	$—	$—	$2,550,110	$2,550,110
Unrealized depreciation on open futures contracts (a)	14,297	—	—	—	14,297
Unrealized depreciation on open swaps (e)	—	20,849	27,872	1,359,478	1,408,199

	$14,297	$20,849	$27,872	$3,909,588	$3,972,606

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations of February 28, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (b)
Net realized gain (loss) on purchased options	$—	$—	$—	$(19,403)	$(19,403)
Net realized gain (loss) on futures contracts	2,817,707	—	—	(174,104)	2,643,603
Net realized gain (loss) on forward foreign currency contracts.	—	(610,261)	—	—	(610,261)
Net realized gain (loss) on swap contracts	—	—	(108,306)	747,951	639,645

	$2,817,707	$(610,261)	$(108,306)	$554,444	$2,653,584

Change in unrealized appreciation (depreciation) on derivatives recognized in income (c)
Net change in unrealized appreciation (depreciation) on purchased options	$—	$—	$—	$143,410	$143,410
Net change in unrealized appreciation (depreciation) on options contracts written	—	—	—	(1,545,835)	(1,545,835)
Net change in unrealized appreciation (depreciation) on futures contracts	117,304	—	—	—	117,304
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	148,800	—	—	148,800
Net change in unrealized appreciation (depreciation) on swap contracts	—	124,537	(27,872)	64,614	161,279

	$117,304	$273,337	$(27,872)	$(1,337,811)	$(975,042)

(a)	Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the “Open Futures Contracts” table.
(b)	Statements of Operations location: Net realized gain (loss) from investments, foreign currency transactions, futures contracts, options contracts written or swap contracts.
(c)	Statements of Operations location: Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, futures contracts, options contracts written or swap contracts.
(d)	Statements of Assets and Liabilities location: Investments, at value or unrealized appreciation on open forward foreign currency contracts or open swap contracts, at value.
(e)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts, swap contracts, at value or options contracts written, at value.

The average notional amounts of futures contracts, swaps contracts, forward foreign currency contracts, and the average market value of purchased options and options contracts written during the period ended February 28, 2018 were as follows:

Destinations Large Cap Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$—	$—	$—	$20,617,973	$20,617,973

Notes to Financial Statements

(continued)

Destinations International Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Forward foreign currency contracts	$—	$13,813,563	$—	$—	$13,813,563

Destinations Real Assets Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Forward foreign currency contracts	$—	$723,738	$—	$—	$723,738

Destinations Multi Strategy Alternatives Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Purchased options	$—	$—	$—	$440,021	$440,021
Option contracts written	—	—	—	1,716,679	1,716,679
Futures contracts	79,755,140	—	—	4,601,409	84,356,549
Forward foreign currency contracts	—	10,136,763	—	—	10,136,763
Swap contracts	4,728,770	—	2,741,111	35,992,035	43,461,916

5. Accounting for Other Instruments

(a)	Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped Securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(b)	Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Board.

(c)

Lending of Portfolio Securities. The Trust has an agreement with its custodian, whereby the custodian, as agent, may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. The custodian enters into agreements with the borrowers. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments

Notes to Financial Statements

(continued)

purchased with cash collateral received from its securities lending. The custodian has the right under its agreement with the borrowers to recover any loaned securities from the borrower on demand. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. If the borrower fails to return the securities, the custodian will use the collateral to purchase replacement securities. The custodian is responsible for any shortfall in collateral value under certain circumstances. See Note 5(o).

The following table presents securities on loan that are subject to enforceable netting arrangements as of February 28, 2018.

Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Asset Amount Presented in Statements of Assets and Liabilities (a)	Financial Instrument	Collateral Received (b)(c)	Net Amount (Not Less than $0)
Destinations Large Cap Equity Fund	$15,893,318	—	$(15,893,318)	$—
Destinations Small-Mid Cap Equity Fund	16,607,389	—	(16,607,389)	—
Destinations International Equity Fund	17,646,836	—	(17,646,836)	—
Destinations Equity Income Fund	611,698	—	(611,698)	—
Destinations Real Assets Fund	17,289,786	—	(17,289,786)	—
Destinations Core Fixed Income Fund	553,235	—	(553,235)	—
Destinations Low Duration Fixed Income Fund	2,245,548	—	(2,245,548)	—
Destinations Global Fixed Income Opportunities Fund	4,628,391	—	(4,628,391)	—
Destinations Multi Strategy Alternatives Fund	16,464,252	—	(16,464,252)	—

(a)	Represents market value of securities on loan at period end.
(b)	The Funds received cash collateral of $16,521,899, $17,329,790, $19,777,529, $628,002, $19,121,905, $569,695, $2,300,425, $4,838,084 and $17,012,174, respectively, which was subsequently invested in Federated Government Obligations Fund as reported in the Schedules of Investments.
(c)	The actual collateral received could be greater than the amount shown here due to overcollateralization.

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The table below represents the disaggregation at February 28, 2018 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Remaining Contractual Maturity of the Agreements
	As of February 28, 2018
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Destinations Large Cap Equity Fund
Securities Lending Transactions
Common Stocks	$16,521,899	$–	$–	$–	$16,521,899

Total Borrowings	$16,521,899	$–	$–	$–	$16,521,899

Notes to Financial Statements

(continued)

	Remaining Contractual Maturity of the Agreements
	As of February 28, 2018
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Gross amount of recognized liabilities for securities lending transactions	$–	$–	$–	$–	$16,521,899

Destinations Small-Mid Cap Equity Fund
Securities Lending Transactions
Common Stocks	$17,329,790	$–	$–	$–	$17,329,790

Total Borrowings	$17,329,790	$–	$–	$–	$17,329,790

Gross amount of recognized liabilities for securities lending transactions	$–	$–	$–	$–	$17,329,790

Destinations International Equity Fund
Securities Lending Transactions
Common Stocks	$19,777,529	$–	$–	$–	$19,777,529

Total Borrowings	$19,777,529	$–	$–	$–	$19,777,529

Gross amount of recognized liabilities for securities lending transactions	$–	$–	$–	$–	$19,777,529

Destinations Equity Income Fund
Securities Lending Transactions
Common Stocks	$628,002	$–	$–	$–	$628,002

Total Borrowings	$628,002	$–	$–	$–	$628,002

Gross amount of recognized liabilities for securities lending transactions	$–	$–	$–	$–	$628,002

Destinations Real Assets Fund
Securities Lending Transactions
Common Stocks	$19,121,905	$–	$–	$–	$19,121,905

Total Borrowings	$19,121,905	$–	$–	$–	$19,121,905

Gross amount of recognized liabilities for securities lending transactions	$–	$–	$–	$–	$19,121,905

Destinations Core Fixed Income Fund
Securities Lending Transactions
Corporate Securities	$569,695	–	–	–	$569,695

Total Borrowings	$569,695	$–	$–	$–	$569,695

Gross amount of recognized liabilities for securities lending transactions	$–	$–	$–	$–	$569,695

Destinations Low Duration Fixed Income Fund
Securities Lending Transactions
Common Stocks	$1,251,225	$–	$–	$–	$1,251,225
Corporate Securities	1,049,200	–	–	–	1,049,200

Total Borrowings	$2,300,425	$–	$–	$–	$2,300,425

Gross amount of recognized liabilities for securities lending transactions	$–	$–	$–	$–	$2,300,425

Notes to Financial Statements

(continued)

	Remaining Contractual Maturity of the Agreements
	As of February 28, 2018
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Destinations Global Fixed Income Opportunities Fund
Securities Lending Transactions
Common Stocks	$122,850	$–	$–	$–	$122,850
Corporate Securities	4,715,234	–	–	–	4,715,234

Total Borrowings	$4,838,084	$–	$–	$–	$4,838,084

Gross amount of recognized liabilities for securities lending transactions	$–	$–	$–	$–	$4,838,084

Destinations Multi Strategy Alternatives Fund
Securities Lending Transactions
Common Stocks	$7,639,866	$–	$–	$–	$7,639,866
Corporate Securities	9,372,308	–	–	–	9,372,308

Total Borrowings	$17,012,174	$–	$–	$–	$17,012,174

Gross amount of recognized liabilities for securities lending transactions	$–	$–	$–	$–	$17,012,174

(d)	To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations. Realized gains or losses on TBA purchase commitments are included in “Net realized gain (loss) on investments” on the Statements of Operations. Any fluctuation in the value of the purchased TBA commitments is included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund’s Schedule of Investments under the caption “Schedule of Forward Sale Commitments”. The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statements of Assets and Liabilities.

(e)	Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

Notes to Financial Statements

(continued)

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

(f)	Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sale price and the future purchase price is recorded as an adjustment to interest income.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g)	Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Fund’s ability to realize interest accrued up to the date of default.

(h)

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as of the end of a Fund’s taxable year, more than 50% of the Fund’s assets consist of foreign securities, that

Notes to Financial Statements

(continued)

Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by that Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the IRC. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. Shareholders of Funds that do not hold sufficient foreign securities to meet the above 50% threshold will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by those Funds.

(i)	Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j)	Distributions to Shareholders. The Funds distribute their investment income periodically. It is the policy of the Destinations Equity Income and Destinations Multi Strategy Alternatives Funds to distribute their investment income quarterly. It is the policy of the Destinations Large Cap Equity, Destinations Small-Mid Cap Equity, Destinations International Equity and Destinations Real Assets Funds to distribute their investment income annually. It is the policy of the Destinations Core Fixed Income, Destinations Municipal Fixed Income, Destinations Global Fixed Income Opportunities and Destinations Low Duration Fixed Income Funds to distribute their investment income monthly. The Funds will make distributions of any undistributed capital gains earned annually. A Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

(k)	All distributions will be paid in cash. Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.

(l)	Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment

Notes to Financial Statements

(continued)

companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken on the 2018 tax returns.

(m)	Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Fund	Undistributed Net Investment Income/(Loss)	Undistributed Realized Gains/ (Accumulated Net Realized Losses)	Paid-in Capital
Destinations Large Cap Equity Fund (a),(g)	$(340,211)	$340,211	$—
Destinations Small-Mid Cap Equity Fund (a),(c),(e)	138,355	(138,355)	—
Destinations International Equity Fund (c),(e),(g)	1,002,731	(1,002,731)	—
Destinations Equity Income Fund (a),(g)	(31,623)	31,623	—
Destinations Real Assets Fund (e),(g)	698,073	(698,073)	—
Destinations Core Fixed Income Fund (e),(f)	9,527	(9,527)	—
Destinations Low Duration Fixed Income Fund (b),(g)	1,487	6,647	(8,134)
Destinations Global Fixed Income Opportunities Fund (e),(f),(g)	(269,140)	269,140	—
Destinations Municipal Fixed Income Fund (e)	(11)	11	—
Destinations Multi Strategy Alternatives Fund (a),(c),(d),(e),(g)	(3,638,923)	3,638,923	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts.
(b)	Reclassifications are primarily due to a tax net operating loss.
(c)	Reclassifications are primarily due to book/tax differences in the treatment of passive foreign investment companies.
(d)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.
(e)	Reclassifications are primarily due to distribution reclass.
(f)	Reclassifications are primarily due to consent payment income reclass.
(g)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

(n)	Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to the procedures approved by the Board.

(o)	Indemnification. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

(p)

Senior Floating-Rate Loans. Certain Funds may purchase assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a

Notes to Financial Statements

(continued)

U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, a Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. Participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

In connection with bank loan interests, Funds may enter into unfunded bank loan interests (“commitments”). Unfunded loan commitments may be partially or wholly unfunded. The fund is obligated to fund these commitments at borrower’s discretion. In connection with these commitments, Funds earn a commitment fee, which is included in interest income in the Statement of Operations and recognized respectively over the commitment period. Funds have sufficient cash/securities to cover commitments.

The following table summarizes the Funds’ wholly and partially unfunded loans positions as of February 28, 2018.

	Principal	Unfunded Bank Loan Interest (Cost)	Value of Underlying Bank Loan Interest (Value)	Unrealized Appreciation/ (Depreciation)
Destinations Core Fixed Income Fund
DexKo Global Inc.	$18,750	$18,750	$18,938	$188
DG Investment Intermediate Holdings 2 Inc.	14,516	14,480	14,489	9
Mitchell International Inc.	42,164	42,032	42,262	230

	$75,430	$75,262	$75,689	$427

Destinations Low Duration Fixed Income Fund
Appvion Inc.	$6,994	$6,863	$7,002	$139

Destinations Global Fixed Income Opportunities Fund
Appvion Inc.	$27,932	$27,411	$27,967	$556
Real Alloy Holding Inc.	378,443	378,443	378,443	—
YI LLC	689,274	685,972	690,997	5,025

	$1,095,649	$1,091,826	$1,097,407	$5,581

(q)

Disclosure about Offsetting Assets and Liabilities. In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default

Notes to Financial Statements

(continued)

and/or termination event. The ISDA Master Agreement gives a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of a Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by a counterparty for the benefit of a Fund, a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by a Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at February 28, 2018 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy (see Note 3).

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of February 28, 2018.

	Assets	Liabilities
Derivative Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Destinations International Equity Fund:
Forward foreign currency contracts	$23,364	$88,319

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$23,364	$88,319

Destinations Multi Strategy Alternatives Fund:
Forward foreign currency contracts	$148,800	$—
Swap contracts (b)	1,569,478	1,408,199

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$1,718,278	$1,408,199

(a)	Excludes exchange-traded derivatives.
(b)	The total value of the net amounts of assets and liabilities is comprised of Swap contracts, at value on the Statements of Assets and Liabilities less the net value of the Upfront premiums paid (received) disclosed in the Fund’s Schedules of Investments.

Notes to Financial Statements

(continued)

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of February 28, 2018.

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Other Cash Collateral (e)	Net Amount (b)
Destinations International Equity Fund
Over-the-counter
Bank of America	$15,975	$—	$—	$15,975
Morgan Stanley	7,389	—	—	7,389

Total Over-the-counter derivative instruments	$23,364	$—	$—	$23,364

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Other Cash Collateral (e)	Net Amount (d)
Destinations International Equity Fund
Over-the-counter
Barclays Bank PLC	$42,853	$—	$—	$42,853
State Street Bank and Trust Co.	45,466	$—	—	45,466

Total Over-the-counter derivative instruments	$88,319	$—	$—	$88,319

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Other Cash Collateral (e)	Net Amount (b)
Destinations Multi Strategy Alternatives Fund
Over-the-counter
Bank of America Merrill Lynch	$1,424,092	$(1,275,621)	$—	$148,471
Goldman Sachs & Co.	294,186	(132,578)	—	161,608

Total Over-the-counter derivative instruments	$1,718,278	$(1,408,199)	$—	$310,079

Notes to Financial Statements

(continued)

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Other Cash Collateral (e)	Net Amount (d)
Destinations Multi Strategy Alternatives Fund
Over-the-counter
Bank of America Merrill Lynch	$1,275,621	$(1,275,621)	$—	$—
Goldman Sachs & Co.	132,578	(132,578)	—	—

Total Over-the-counter derivative instruments	$1,408,199	$(1,408,199)	$—	$—

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.
(b)	Net amount represents the new amount receivable from the counterparty in the event of default.
(c)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.
(d)	Net amount represents the net amount payable to the counterparty in the event of default.
(e)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

6. Significant Risks and Uncertainties

(a)	Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(b)	Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c)	Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

(d)	Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Notes to Financial Statements

(continued)

7. Investment Management Agreement.

Brinker Capital, Inc., serves as investment adviser to the Trust pursuant to an investment advisory agreement (“Advisory Agreement”) between the Trust and Brinker Capital. Each Sub-adviser serves as investment adviser to a Fund pursuant to separate written agreements with the Adviser on behalf of the Funds (“Sub-advisory Agreements”). Under the Advisory Agreement, each Fund pays Brinker Capital an investment advisory fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. Brinker Capital pays each Sub-adviser a sub-advisory fee from its investment advisory fees.

The maximum allowable annual management fee represents the total amount that could be charged to each Fund. The aggregate subadvisory fee expected to be paid by Brinker Capital to the Sub-advisers and the maximum fee expected to be retained by Brinker Capital for the Trust’s current fiscal year are indicated below:

Fund	Subadvisory Fee	Brinker Capital Inc. Fee	Maximum Allowable Annual Management Fee
Destinations Large Cap Equity Fund	0.24%	0.39%	0.75%
Destinations Small-Mid Cap Equity Fund	0.40%	0.39%	0.90%
Destinations International Equity Fund	0.50%	0.39%	1.00%
Destinations Equity Income Fund	0.28%	0.39%	0.80%
Destinations Real Assets Fund	0.57%	0.39%	1.00%
Destinations Core Fixed Income Fund	0.18%	0.39%	0.65%
Destinations Low Duration Fixed Income Fund	0.27%	0.39%	0.70%
Destinations Global Fixed Income Opportunities Fund	0.35%	0.39%	0.85%
Destinations Municipal Fixed Income Fund	0.19%	0.39%	0.70%
Destinations Multi Strategy Alternatives Fund	0.49%	0.39%	1.35%

Each Fund’s actual advisory fees may be less than the amounts set forth above due to the effect of additional voluntary fee waivers. Effective March 20, 2017, Brinker Capital has contractually agreed to waive a portion of its advisory fee with respect to any Fund until the period ended June 30, 2018 in order to keep the Fund’s management fees from exceeding 0.39% more than the total amount of sub-advisory fees paid by Brinker Capital with respect to such Fund. The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Adviser voluntarily waived a portion of its advisory fee for Destinations Municipal Fixed Income Fund in order to keep the Funds’ expected total annual operating expenses at or below 0.80%. This voluntary waiver applies only to the advisory fee and does not apply to any other direct or indirect expenses incurred by the Fund. The Adviser may discontinue all or part of this voluntary waiver at anytime.

For the period ended February 28, 2018, the amounts waived by the Adviser were as follows:

Fund*
Destinations Large Cap Equity Fund	$3,027,146
Destinations Small-Mid Cap Equity Fund	612,545
Destinations International Equity Fund	1,616,335
Destinations Equity Income Fund	366,661
Destinations Real Assets Fund	157,315
Destinations Core Fixed Income Fund	1,083,624
Destinations Low Duration Fixed Income Fund	89,240
Destinations Global Fixed Income Opportunities Fund	525,324
Destinations Municipal Fixed Income Fund	216,403
Destinations Multi Strategy Alternatives Fund	4,158,391

*	The Adviser and certain Sub-advisers waived their fees for certain of the Funds on April 6, 2017 and April 7, 2017 as part of the transition of assets into the Funds. The waived fees are not recoupable.

Notes to Financial Statements

(continued)

8. Investments

During the period ended February 28, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

Fund	Investments		U.S. Government & Agency Obligations
	Purchases	Sales	Purchases	Sales
Destinations Large Cap Equity Fund	$2,966,127,839	$1,190,934,397	$—	$—
Destinations Small-Mid Cap Equity Fund	1,121,429,563	592,332,510	—	—
Destinations International Equity Fund	1,512,855,956	542,980,435	—	—
Destinations Equity Income Fund	474,760,704	168,994,113	—	—
Destinations Real Assets Fund	331,479,936	98,377,094	—	—
Destinations Core Fixed Income Fund	1,022,022,370	204,048,405	2,543,725,246	1,885,436,224
Destinations Low Duration Fixed Income Fund	231,197,617	30,317,535	7,582,296	5,950,334
Destinations Global Fixed Income Opportunities Fund	580,046,608	237,890,485	—	—
Destinations Municipal Fixed Income Fund	229,414,414	61,799,435	—	—
Destinations Multi Strategy Alternatives Fund	1,221,456,163	740,991,625	6,668,005	—

At February 28, 2018, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes		Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Destinations Large Cap Equity Fund	$2,452,562,586		$451,427,964	$(80,603,016)	$370,824,948
Destinations Small-Mid Cap Equity Fund	676,425,510		64,850,579	(22,510,078)	42,340,501
Destinations International Equity Fund	1,255,959,221		216,616,789	(40,264,424)	176,352,365
Destinations Equity Income Fund	316,987,898		19,627,909	(16,458,259)	3,169,650
Destinations Real Assets Fund	268,806,837		10,153,818	(36,759,940)	(26,606,122)
Destinations Core Fixed Income Fund	1,630,745,331		3,570,224	(29,459,790)	(25,889,566)
Destinations Low Duration Fixed Income Fund	186,205,736		205,897	(1,762,323)	(1,556,426)
Destinations Global Fixed Income Opportunities Fund	623,466,527		2,252,812	(8,535,947)	(6,283,135)
Destinations Municipal Fixed Income Fund	230,733,348		21,821	(3,197,394)	(3,175,573)
Destinations Multi Strategy Alternatives Fund	840,094,592	*	35,769,705	(24,638,727)	11,130,978

*	Aggregate cost for federal income tax purposes includes premiums paid on OTC Credit Default Swaps.

Notes to Financial Statements

(continued)

9. Shares of Beneficial Interest

At February 28, 2018, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At February 28, 2018, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

Period ended February 28, 2018*
Destinations Large Cap Equity Fund
Shares sold	287,473,592
Shares issued on reinvestment	1,649,228
Shares repurchased	(49,722,622)

Net Increase	239,400,198

Period ended February 28, 2018*
Destinations Small-Mid Cap Equity Fund
Shares sold	75,742,390
Shares issued on reinvestment	515,514
Shares repurchased	(12,450,205)

Net Increase	63,807,699

Period ended February 28, 2018*
Destinations International Equity Fund
Shares sold	133,664,043
Shares issued on reinvestment	808,593
Shares repurchased	(13,681,974)

Net Increase	120,790,662

Period ended February 28, 2018*
Destinations Equity Income Fund
Shares sold	40,405,705
Shares issued on reinvestment	871,531
Shares repurchased	(9,715,757)

Net Increase	31,561,479

Period ended February 28, 2018*
Destinations Real Assets Fund
Shares sold	26,710,372
Shares issued on reinvestment	587,864
Shares repurchased	(2,404,971)

Net Increase	24,893,265

Notes to Financial Statements

(continued)

Period ended February 28, 2018*
Destinations Core Fixed Income Fund
Shares sold	170,214,773
Shares issued on reinvestment	2,882,755
Shares repurchased	(20,562,920)

Net Increase	152,534,608

Period ended February 28, 2018*
Destinations Low Duration Fixed Income Fund
Shares sold	20,631,298
Shares issued on reinvestment	407,204
Shares repurchased	(3,006,453)

Net Increase	18,032,049

Period ended February 28, 2018*
Destinations Global Fixed Income Opportunities Fund
Shares sold	65,732,883
Shares issued on reinvestment	1,756,026
Shares repurchased	(7,289,447)

Net Increase	60,199,462

Period ended February 28, 2018*
Destinations Municipal Fixed Income Fund
Shares sold	25,843,707
Shares issued on reinvestment	117,490
Shares repurchased	(2,828,194)

Net Increase	23,133,003

Period ended February 28, 2018*
Destinations Multi Strategy Alternatives Fund
Shares sold	112,492,168
Shares issued on reinvestment	1,912,479
Shares repurchased	(25,231,900)

Net Increase	89,172,747

*	The values shown represent the period from Fund’s inception (March 20, 2017) through the period end February 28, 2018.

Notes to Financial Statements

(continued)

10. Dividend and Tax Components of Capital

The tax character of distributions paid during the fiscal period ended February 28, 2018, were as follows:

	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Ordinary Income	18,721,435	5,681,793	9,219,265	9,660,430

Total Distributions Paid	$18,721,435	$5,681,793	$9,219,265	$9,660,430

	Destinations Real Assets Fund	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Ordinary Income	5,544,347	29,262,825	4,250,705	18,039,724

Total Distributions Paid	$5,544,347	$29,262,825	$4,250,705	$18,039,724

	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
Distributions paid from:
Tax Exempt	$993,770	$—
Ordinary Income	185,650	(19,534,986)

Total Distributions Paid	$1,179,420	$(19,534,986)

As of February 28, 2018, the components of accumulated earnings on a tax basis were as follows:

	Destinations Large Cap Equity Fund		Destinations Small-Mid Cap Equity Fund		Destinations International Equity Fund		Destinations Equity Income Fund
Undistributed ordinary income—net	$28,219,012		$3,835,110		$3,489,891		$4,316,536
Undistributed long-term capital gains—net	2,778,711		189,686				50,664

Total Undistributed earnings	30,997,723		4,024,796		3,489,891		4,367,200
Capital Loss Carryforward	—		—		—		—
Current Year Late Year Loss Deferral	—		—		—		—
Other book/tax temporary differences	(2,565,694	)(d)	(1,478,854	)(e)	(1,527,160	)(c)	(406,245	)(e)
Unrealized appreciation (depreciation)	373,390,256		43,819,355		177,447,340		3,577,436
Tax exempt spillback	—		—		—		—

Total accumulated earnings/(losses)—net	$401,822,285		$46,365,297		$179,410,071		$7,538,391

Notes to Financial Statements

(continued)

	Destinations Real Assets Fund		Destinations Core Fixed Income Fund		Destinations Low Duration Fixed Income Fund		Destinations Global Fixed Income Opportunities Fund
Undistributed ordinary income—net	$242,932		$1,425,425		$—		$—
Undistributed long-term capital gains—net	—		—		—		—
Undistributed Tax Exempt Income—net	—		—		—		—

Total Undistributed earnings	242,932		1,425,425		—		—
Capital Loss Carryforward	—		—		(274,522)		—
Current Year Late Year Loss Deferral	—		(2,716,948)		—		(883,397)
Other book/tax temporary differences	(2,503,001	)(a)	(139,618	)(a)	(4,389	)(f)	(121,348	)(a)
Unrealized appreciation (depreciation)	(24,103,421)		(25,749,521)		(1,467,170)		(6,103,823)
Tax exempt spillback	—		—		—		—

Total accumulated earnings/(losses)—net	$(26,363,490)		$(27,180,662)		$(1,746,081)		$(7,108,568)

	Destinations Municipal Fixed Income Fund		Destinations Multi Strategy Alternatives Fund
Undistributed ordinary income—net	$—		$4,280,032
Undistributed long-term capital gains—net	—		3,432,175

Total Undistributed earnings	—		7,712,207
Capital Loss Carryforward	—		—
Current Year Late Year Loss Deferral	(69,224)		—
Other book/tax temporary differences	231	(g)	(621,822	)(b)
Unrealized appreciation (depreciation)	(3,175,804)		11,754,409
Tax exempt spillback	50,538		—

Total accumulated earnings/(losses)—net	$(3,194,259)		$18,844,794

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to forwards and futures, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the difference between book and tax amortization methods for premiums on fixed income securities.
(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to forwards, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
(d)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to ROC dividends received and real estate investments, partnerships and futures.
(e)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to ROC dividends received and real estate investments.
(f)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Notes to Financial Statements

(continued)

(g)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax amortization methods for premiums on fixed income securities.

11. Capital Loss Carry Forward

As of February 28, 2018, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Real Assets Fund
Non-expiring:	$—	$—	$—	$—	$—
Short-Term	—	—	—	—	—
Long-Term	—	—	—	—	—

	$—	$—	$—	$—	$—

Year of Expiration	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
Non-expiring:	$—	$—	$—	$—	$—
Short-Term	—	274,522	—	—	—
Long-Term	—	—	—	—	—

	$—	$274,522	$—	$—	$—

12. Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any events or transactions that would require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

of Brinker Capital Destinations Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Destinations Large Cap Equity Fund, Destinations Small-Mid Cap Equity Fund, Destinations International Equity Fund, Destinations Equity Income Fund, Destinations Real Assets Fund, Destinations Core Fixed Income Fund, Destinations Low Duration Fixed Income Fund, Destinations Global Fixed Income Opportunities Fund, Destinations Municipal Fixed Income Fund and Destinations Multi Strategy Alternatives Fund (the “Funds”), each a series of Brinker Capital Destinations Trust (the “Trust”), including the schedules of investments, as of February 28, 2018, the related statements of operations, the statements of changes in net assets, and financial highlights for the period March 20, 2017 (commencement of operations) to February 28, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2018, the results of their operations, the changes in their net assets and their financial highlights for the period ended February 28, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, brokers, transfer agents and agent banks; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

April 30, 2018

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Management Agreement and Subadvisory Agreements

Brinker Capital Destinations Trust (“Trust” and, each series thereof a “Fund”) and Brinker Capital, Inc. (“Manager”), have entered into an investment management agreement (“Management Agreement”). Pursuant to the Management Agreement, the Manager both selects investments in third-party funds and serves as “manager of managers” for the Trust and selects and oversees professional money managers (each, a “Sub-adviser” and collectively, the “Sub-advisers”) who are responsible for investing the portion of assets of the Funds allocated to them pursuant to investment advisory agreements (the “Subadvisory Agreements” and, together with the Management Agreement, the “Agreements”) between the Manager and each of the Sub-advisers.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Agreements be approved initially, as well as annually thereafter, by the Trust’s Board of Trustees (“Board”) and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of the approval of the Agreements, the Independent Trustees must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the Agreements, and the Manager and Sub-advisers are required to provide such information.

At an in-person meeting held on January 17-18, 2017, the Board, including a majority of the Independent Trustees, approved the Agreements for an initial two-year period. In doing so, the Independent Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-advisers under the Agreements. The Independent Trustees were assisted in their review by Fund counsel and met in executive sessions separate from representatives of the Manager and the Sub-advisers. In addition to the Management Agreement, the Board approved the Subadvisory Agreements with the following Sub-advisers on behalf of the indicated Fund:

Sub-adviser Name	Fund(s)[1]
Avenue Capital Management II, L.P.	◆ Destinations Multi Strategy Alternatives Fund

BAMCO, Inc.	◆ Destinations International Equity Fund

BlackRock Investment Management, Inc.	◆ Destinations Core Fixed Income Fund
◆ Destinations Large Cap Equity Fund

Ceredex Value Advisors LLC	◆ Destinations Small-Mid Cap Equity Fund

Columbia Management Investment Advisers, LLC	◆ Destinations Equity Income Fund
◆ Destinations Large Cap Equity Fund

CrossingBridge Advisors, LLC	◆ Destinations Global Fixed Income Opportunities Fund
◆ Destinations Low Duration Fixed Income Fund

Delaware Investments Fund Advisers/ Macquarie Investment Management	◆ Destinations Large Cap Equity Fund

DoubleLine Capital LP	◆ Destinations Core Fixed Income Fund
◆ Destinations Global Fixed Income Opportunities Fund
◆ Destinations Low Duration Fixed Income Fund

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Sub-adviser Name	Fund(s)[1]
Driehaus Capital Management LLC	◆ Destinations Multi Strategy Alternatives Fund
◆ Destinations Small-Mid Cap Equity Fund

Federated Equity Management Company of Pennsylvania	◆ Destinations Equity Income Fund

Fort Washington Investment Advisors, Inc.	◆ Destinations Large Cap Equity Fund

LMCG Investments, LLC	◆ Destinations Small-Mid Cap Equity Fund

MFS Investment Management	◆ Destinations International Equity Fund

Northern Trust Investments, Inc.	◆ Destinations Municipal Fixed Income Fund

Nuveen Asset Management, LLC	◆ Destinations Global Fixed Income Opportunities Fund

RiverNorth Capital Management, LLC	◆ Destinations Multi Strategy Alternatives Fund

SailingStone Capital Partners LLC	◆ Destinations Real Assets Fund

T. Rowe Price Associates, Inc.	◆ Destinations International Equity Fund
◆ Destinations Large Cap Equity Fund

TCW Investment Management Company	◆ Destinations Large Cap Equity Fund

Wasatch Advisors, Inc.	◆ Destinations International Equity Fund

[1]	Approval of Subadvisory Agreement for initial two-year period occurred on January 18, 2017. Subadvisory Agreement is dated January 18, 2017

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the respective Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services Provided Under the Agreements

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager and the Sub-advisers under the Agreements. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-advisers for Board approval and the Manager’s anticipated supervisory activities over the Sub-advisers, including the Manager’s process for determining how Fund assets are allocated among the applicable Sub-advisers. The Independent Trustees noted that the Manager would monitor and evaluate the performance of each Fund’s Sub-advisers, including the Sub-advisers’ compliance with the investment objective, policies, and restrictions of the relevant Fund. The Board also received a description of the proposed administrative and other services to be provided to the Trust and its shareholders. The Board noted information received at the meeting related to the proposed services to be provided by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Sub-advisers and the Trust’s other service providers. The Board considered each

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Sub-adviser’s proposed specific responsibilities in all aspects of the day-to-day management of the portion of the respective Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons proposed to serve as the portfolio managers for the portion of the Fund’s assets managed by the respective Sub-adviser, and other key personnel at the Sub-adviser. The Board specifically took into account each Sub-adviser’s investment process and capabilities, evaluating, if applicable, how the Sub-adviser complemented each of the other Sub-advisers to the respective Fund. The Board also discussed the background and experience of each Sub-adviser’s portfolio managers. The Independent Trustees also considered the services that the Manager would provide to the Funds in directly managing a portion of the Funds’ portfolios, which would be invested in shares of third-party exchange-traded funds (“ETFs”), and the fact that the Manager would determine how best to allocate each Fund’s portfolio between passive investments in ETFs and active investments through the Sub-advisers.

The Independent Trustees also discussed the acceptability of the terms of the Sub-Advisory Agreements. The Independent Trustees considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services to be provided to the Funds by the Sub-advisers. The Board also reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act and those of each Sub-adviser.

At the meeting, the Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management team to be primarily responsible for the management of the Funds. In its discussion with the Funds’ portfolio managers, the Board elicited information about their experience with the various Sub-advisers, noting that the portfolio managers were familiar with the various Sub-advisers and their investment strategies through their experience in managing separate accounts that had exposure to the Sub-advisers’ investment strategies through investments in third-party registered investment companies. The Board also considered the Manager’s and the Sub-advisers’ brokerage policies and practices, transaction execution standards, policies and practices regarding soft dollars, and quality controls applicable to brokerage allocation procedures.

The Board concluded, in the context of its full deliberations, that, overall, the nature, extent and quality of services expected to be provided under the Management Agreement and the Subadvisory Agreements were adequate and appropriate.

Fund Performance

With respect to performance, the Funds had no history of operations at the time of the Meeting. The Board considered the historical performance of each Sub-adviser’s investment mandate, as well as the manner in which the Sub-advisers proposed to manage the Funds. The Board also evaluated the historical performance of the Manager’s separate accounts, which had exposure to the Sub-adviser’s strategies through investments in third-party registered investment companies.

The Board concluded, in the context of its full deliberations, that based on the experience of the Manager, each Sub-adviser and each Sub-adviser’s proposed portfolio managers, the Manager and Sub-advisers had a reasonable expectation of delivering acceptable performance. The Trustees determined to continue to evaluate the Funds’ performance, once available, and to continue to periodically review Fund performance with the Manager.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Management Fees and Expense Ratios

As to each Fund, the Board reviewed and considered the proposed contractual management fees (“Contractual Management Fees”) payable by the Fund to the Manager any by the Manager to the Sub-advisers in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Sub-advisers, respectively. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements were being proposed for a Fund and considered the actual fee rate (after taking any such waivers and reimbursements into account) (“Actual Management Fee”) and whether any fee waivers and expense reimbursements could be discontinued. The Board noted that the compensation to be paid to the Sub-advisers would be paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-advisers would not increase the fees or expenses otherwise incurred by the Fund and its shareholders. Further, the Board considered that, as a result of proposed contractual advisory fee waivers, the Manager would not retain a different percentage of the overall advisory fee based on the Sub-advisers selected, the fees charged to Sub-advisers or the allocation of a Fund’s assets among Sub-advisers. The Board also reviewed with management the scope of services to be provided to the Funds by the Manager, noting that the Funds would be provided with regulatory compliance services, office facilities and Trust officers (including the Trust’s chief financial, chief operational and chief compliance officers), and that the Manager would coordinate and oversee the provision of services to each Fund by other fund service providers, including the Sub-Advisers. The Board also considered and discussed information about the Sub-advisers’ proposed fees and comparable information for other subadvised funds and accounts managed by the Sub-advisers.

The Board determined, in the context of its full deliberations, that, as to each Fund, the proposed management fee to be paid by the Fund to the Manager and the proposed sub-advisory fees to be paid by the Manager to the Sub-advisers were reasonable in light of comparative performance and expense information and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements.

Manager Profitability

The Board considered the expected profits to be realized by the Manager in connection with the operation of the Funds, and whether the amount of profit would be a fair entrepreneurial profit for the management of the Funds. In particular, the Board considered that the Manager would retain a maximum amount of compensation (as a percentage of Fund assets) from each Fund. The Board also considered the expected profitability of the Manager for providing advisory services to the Funds as an overall complex, noting that the Manager implements its model-based investment advice through allocations of assets among the Funds. The Board also considered the expected reduction in investor expenses in moving from the Manager’s separate account-based platform to the Funds, noting the resulting impact on the Manager’s profitability. The Board also considered the Funds’ estimated operating expenses and the expected impact of any fee waivers and expense reimbursements on the Manager’s profits. As to each Fund, the Board concluded, in the context of its full deliberations, that the Manager’s expected level of profitability was not excessive in light of the nature, extent and quality of the services to be provided to the Fund.

Economies of Scale

As to each Fund, the Board considered information regarding whether there would be economies of scale with respect to the management of the Fund, whether the Fund would appropriately benefit from any economies of scale and whether there was potential for realization of any further economies of scale. The Board considered the various ways economies of scale could be realized and shared with Fund investors, and whether economies of scale in the provision of services to the Fund would be passed along to the shareholders. As to each Fund, the Board also noted that to the extent the Fund’s assets increased over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management resources.

Other Benefits to the Manager and the Sub-advisers

As to each Fund, the Board considered other anticipated benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the Manager’s proposed costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds and each Sub-adviser’s day-to-day management of the portion of the respective Fund’s assets allocated to it, the anticipated profits and ancillary benefits that the Manager, the Sub-advisers and their affiliates could receive were considered reasonable.

Based on their discussions and considerations, including those described above, the Board approved the Management Agreement and the Subadvisory Agreements for an initial two-year period. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Subadvisory Agreements.

Additional Information

(unaudited)

Trustees and Officers of the Trust

The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Brinker Capital, Inc. (“Manager”) serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INDEPENDENT TRUSTEES
Ellyn L. Brown Brown Associates 11055 Greenspring Ave, Annex A Lutherville, MD 21093 Birth Year: 1950	Chairman of the Board of Trustees	Chair as of April 1, 2018; Trustee Since 2017	Retired Attorney since 2006. Former Principal of Brown and Associates from 1996 to 2006.	10	CNO Financial, Inc. since 2012, Walter Investment Management Corp. from 2013 to 2017, NYSE Regulation, Inc. from 2010 to 2014. NYSE Euronext and predecessor entities from 2006 to 2013, Financial Industry Regulatory Authority, Inc. (FINRA) from 2007 to 2012, Financial Accounting Foundation, Inc. from 2007 to 2012

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
J. Scott Coleman, CFA 7 Forest Road Wayne, PA 19087 Birth Year: 1960	Trustee	Since 2017	Retired since 2015. President and CEO of Optimum Fund Trust from 2011 to 2015. President of Delaware Distributors from 2008 to 2015. Executive Vice President, Head of Distribution and Marketing, Delaware Investments 2008 to 2015. In addition, Head of Macquarie Investment Management EMEA Distribution from 2012 to 2015. Managing Director at Goldman Sachs & Co. from 2001 to 2008.	10	Optimum Fund Trust from 2011 to 2015.

Nicholas Marsini, Jr. 120 St. Moritz Drive Wilmington, DE 19807 Birth Year: 1955	Trustee, Chair of Audit Committee	Since 2017	Retired since 2016. Regional President of PNC Delaware from 2011to 2016. Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from 1997 to 2010.	10	FundVantage Trust.

Gregory E. McGowan Franklin Templeton 300 SE 2nd Street Fort Lauderdale, FL 33301 Birth Year: 1949	Trustee	Since 2017	Senior Strategic Advisor, Franklin Templeton Investments since 2016. Executive Vice President, Director and General Counsel of Templeton International, Inc.from 1992 to 2016. Executive Vice President, Secretary and General Counsel of Templeton Global Advisors Limited (a Bahamian corporation) from 1992 to 2016.	10	Global Capital PLC (Malta Public Company), Franklin Templeton Sealand Fund Management Co. Ltd., China Life Franklin Asset Management Company Limited

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INTERESTED TRUSTEES
Joseph V. Del Raso** Pepper Hamilton LLP 3000 Two Logan Square, 18th & Arch Streets Philadelphia, PA 19103-2799 Birth Year: 1952	Trustee	Since 2017 (Chair of the Board until April 1, 2018).	Partner at Pepper Hamilton LLP (law firm) since 1998.	10	Global Capital PLC (Malta Public Company)

Noreen D. Beaman*** Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1964	Trustee and Chief Executive Officer	Since 2018	Chief Executive Officer of Brinker Capital, Inc. since 2012.	10	PIMCO RIA Advisory Board, MMI Board of Governors, MMI Leadership Pathway, Envestnet Institute Women In Wealth; St. Peter’s University Board of Trustees (2014 to 2017)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS
Philip Green, Jr. Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1970	Chief Financial Officer & Treasurer	Since January 2017	Chief Financial Officer, Brinker Capital Holdings Inc., Brinker Capital Inc. and Brinker Capital Securities since 2000.

Brian Ferko Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1971	Chief Compliance Officer & Anti-Money Laundering Officer	Since January 2017	Chief Compliance Officer of Brinker Capital, Inc. since 2015; Chief Compliance Officer of Brinker Capital, Inc. contracted through Cipperman Compliance Services from 2010 to 2015; Chief Operating Officer of CCS from 2012 to 2015.

Jason B. Moore Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1972	President	Since January 2017	Chief Administrative Officer, Brinker Capital, Inc. since 2016; Managing Director, Morgan Stanley from 2012 to 2016.

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past Five Years
Donna Marley Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1955	Chief Operating Officer	Since April 2017	Senior Vice President of Funds, Brinker Capital, Inc. since 2017; Executive Director, Morgan Stanley (2009-2017)

Peter Townsend Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1977	Secretary & Deputy Chief Compliance Officer	Since January 2017	Deputy Funds Chief Compliance Officer at Brinker Capital, Inc. since 2017; Director of Compliance at Penn Capital Management Company, Inc. from 2015 to 2017; Director of Compliance at Cipperman Compliance Services from 2013 to 2015; Associate at J.P. Morgan Chase & Co. from 2008 to 2013.

Charles Widger Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1945	Investment Officer	Since January 2017	Executive Chairman of Brinker Capital, Inc. since 2012.

Jeffrey Raupp, CFA Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1969	Investment Officer	Since January 2017	Director of Investments of Brinker Capital, Inc. since 2017; Senior Vice President of Brinker Capital, Inc. in2016; Senior Investment Manager of Brinker Capital, Inc. from 2008 to 2016.

Amy Magnotta, CFA Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1978	Investment Officer	Since January 2017	Senior Vice President and Head of Discretionary Portfolios of Brinker Capital Inc. since 2017; Senior Investment Manager of Brinker Capital, Inc. from 2008 to 2017.

Leigh Lowman, CFA Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1982	Investment Officer	Since January 2017	Investment Manager, Brinker Capital, Inc. since 2017; Senior Investment Analyst, Brinker Capital, Inc. from 2015 to 2017; Outreach Analyst, The Investment Fund for Foundations from 2014 to 2015; Senior Associate, Mondrian Investment Partners from 2011 to 2014.

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past Five Years

Christopher Hart Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1971	Investment Officer	Since January 2017	Senior Vice President and Head of Platform Manager Research at Brinker Capital, Inc. since 2017; Senior Vice President in 2016; Core Investment Manager at Brinker Capital, Inc. from 2014 to 2016; Investment Director at RS Investments 2013; Vice President/Investment Officer at Morgan Stanley Smith Barney from 2006 to 2013.

Timothy Holland, CFA Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1969	Investment Officer	Since June 2017	Senior Vice President and Global Investment Strategist of Brinker Capital, Inc. since 2017; Co-Head US Sub Advisory of Pictet Asset Management in 2016; Portfolio Manager and Partner of TAMRO Capital Partners from 2005 to 2016.

*	Each Trustee remains in office until he or she resigns, retires or is removed.
**	Mr. Del Raso became an “interested” Trustee (as such term is defined under Section 2(a)(19) of the Investment Company Act) as of April 1, 2018.
***	At a meeting of the Board of Trustees held on March 8, 2018, the Board appointed Ms. Beaman to the Board, effectively replacing Mr. John E. Coyne, who left Brinker Capital at the end of 2017 and resigned from the Board effective March 8, 2018.
****	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Composition and Leadership Structure

As of April 1, 2018, four of the six Trustees on the Board (66.67%) are not “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Manager or any Sub-adviser (“Independent Trustees”). Effective April 1, 2018, the Board appointed Ms. Brown, an Independent Trustee, to serve as Chair of the Board. Prior to April 1, 2018, Mr. Del Raso served as Chair of the Board. With Mr. Del Raso’s change in status from independent to interested effective April 1, 2018, the Board determined that Ms. Brown should be elected as Chair. In making this determination, the Board considered, among other factors, industry best practices.

There is one primary committee of the Board: the Audit Committee. The Audit Committee is chaired by an Independent Trustee and comprised solely of Independent Trustees. Effective April 1, 2018, Mr. Del Raso stepped down from the Audit Committee, due to his change in status from independent to interested. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust and in light of the services that the Manager and its affiliates and the Sub-advisers provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.

Additional Information

(unaudited) (continued)

Board Oversight of Risk Management

The Board considers risk management issues as part of its general oversight responsibilities. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board or the appropriate Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment officers, the Trust’s and the Manager’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board receives periodic presentations from senior personnel of the Manager or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates and the Sub-advisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, cybersecurity, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Individual Trustee Qualifications

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The Board noted that most of the Trustees had experience serving as directors on the boards of operating companies and/or other investment companies. The Board considered that the various Trustees have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board.

Additional Information

(unaudited) (continued)

Board Committees

The Trust has an Audit Committee. The members of the Audit Committee consist of all the Independent Trustees of the Trust, namely Ms. Brown, Mr. Coleman, Mr. Marsini, Jr. and Mr. McGowan. The Board also at times may constitute other committees of the Board to assist in the evaluation of specific matters.

The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Fund operations and financial reporting. The Audit Committee met once during the Trust’s most recent fiscal year.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2018:

	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Real Assets Fund
Ordinary Income:
Qualified Dividend Income for Individuals	100%	58.86%	96.91%	74.94%	6.63%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100%	59.53%	3.09%	56.19%	1.85%
Foreign Taxes Paid			$889,506
Foreign Source Income			$13,044,591
Foreign Tax Paid Per Share	—	—	0.01	—	—
Foreign Source Income Per Share	—	—	0.11	—	—

	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	2.93%	—	33.07%
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	—	2.93%	—	33.30%
Interest from Tax-Exempt Obligations	—	—	—	100%	—

Brinker Capital Destinations Trust

Investment Adviser

Brinker Capital, Inc.

1055 Westlakes Drive, Suite 250

Berwyn, PA 19312

www.brinkercapital.com

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

www.morganlewis.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risk, objectives, fees and expenses, experience of its management, and other information.

Visit www.destinationsfunds.com for more information.

DSA_AR

ITEM 2. CODE OF ETHICS.

As of the period ended February 28, 2018 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 13(a)(1). The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Nicholas Marsini Jr. possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Marsini as the Registrant’s audit committee financial expert. Mr. Marsini is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Funds commenced operations during the fiscal year ended February 28, 2018. Accordingly, the fees disclosed in items (a) through (h) below are disclosed for the fiscal year ended February 28, 2018 only.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for the fiscal year ended February 28, 2018, for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the last fiscal year, was $175,000 in 2018.

(b) Audit-Related Fees. The aggregate fees billed for the last fiscal year ended February 28, 2018, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, was $0 in 2018.

(c) Tax Fees. The aggregate fees billed for the fiscal year ended February 28, 2018, for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,000 in 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for the fiscal year ended February 28, 2018, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 for 2018.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Brinker Capital Destinations Trust provides that the Committee may pre-approve all audit and permitted non-audit services the independent auditor provides to a Fund, and all services that the independent auditor provides to the Fund’s investment adviser(s) and advisory affiliates (whether or not directly related to the Fund’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-approval

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2018; Tax Fees were 0% for 2018; and Other Fees were 0% for 2018.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year of the Registrant (“Service Affiliates”) were $0 for 2018.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)ii of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on their evaluations of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and

Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s fiscal year ended February 28, 2018 that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not Applicable.

(a)(4) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brinker Capital Destinations Trust

By:	/s/ Jason B. Moore
Jason B. Moore
President

Date:	May 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jason B. Moore
Jason B. Moore
President

Date:	May 3, 2018

Brinker Capital Destinations Trust

By:	/s/ Philip Green, Jr.
Philip Green, Jr.
Chief Financial Officer

Date:	May 3, 2018